UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07705

Virtus Asset Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2020
Virtus Seix Core Bond Fund*
Virtus Seix Corporate Bond Fund*
Virtus Seix Floating Rate High Income Fund*
Virtus Seix High Grade Municipal Bond Fund*
Virtus Seix High Income Fund*
Virtus Seix High Yield Fund*
Virtus Seix Investment Grade Tax-Exempt Bond Fund*
Virtus Seix Short-Term Bond Fund*
Virtus Seix Short-Term Municipal Bond Fund*
Virtus Seix Total Return Bond Fund*
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix U.S. Mortgage Fund*
Virtus Seix Ultra-Short Bond Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Seix Core Bond Fund (“Seix Core Bond Fund”)	8	44
Virtus Seix Corporate Bond Fund (“Seix Corporate Bond Fund”)	11	49
Virtus Seix Floating Rate High Income Fund (“Seix Floating Rate High Income Fund”)	14	52
Virtus Seix High Grade Municipal Bond Fund (“Seix High Grade Municipal Bond Fund”)	17	62
Virtus Seix High Income Fund (“Seix High Income Fund”)	19	64
Virtus Seix High Yield Fund (“Seix High Yield Fund”)	22	69
Virtus Seix Investment Grade Tax-Exempt Bond Fund (“Seix Investment Grade Tax-Exempt Bond Fund”)	25	74
Virtus Seix Short-Term Bond Fund (“Seix Short-Term Bond Fund”)	27	78
Virtus Seix Short-Term Municipal Bond Fund (“Seix Short-Term Municipal Bond Fund”)	30	81
Virtus Seix Total Return Bond Fund (“Seix Total Return Bond Fund”)	32	83
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Seix U.S. Government Securities Ultra-Short Bond Fund”)	35	88
Virtus Seix U.S. Mortgage Fund (“Seix U.S. Mortgage Fund”)	38	93
Virtus Seix Ultra-Short Bond Fund (“Seix Ultra-Short Bond Fund”)	41	95
Statements of Assets and Liabilities		98
Statements of Operations		103
Statements of Changes in Net Assets		108
Financial Highlights		115
Notes to Financial Statements		123
Report of Independent Registered Public Accounting Firm		143
Tax Information Notice		144
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		145
Fund Management Tables		150
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2020.
During 2020, the markets experienced unpredictable events and unforeseen challenges. The coronavirus pandemic effectively shut down the global economy in the early months of the year, leading to sharp market declines. Policymakers quickly introduced supportive monetary and fiscal measures that helped most asset classes recover and erase their first-quarter losses by the summer. Although financial markets saw renewed volatility in the autumn as the U.S. elections approached and COVID-19 cases rose, the year ended with optimism about new vaccines and strong financial market performance.
Despite the turmoil, many indexes were able to post positive returns for the 12 months ended December 31, 2020. U.S. large-capitalization stocks returned 18.40%, as measured by the S&P 500® Index. Small-cap stocks gained 19.96%, as measured by the Russell 2000® Index. Within international equities, developed markets returned 7.82%, as measured by the MSCI EAFE® Index (net), but were outpaced by emerging markets, which gained 18.31% for the year, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing by the Federal Reserve drove interest rates lower for the year. The yield on the 10-year Treasury fell to 0.93% at December 31, 2020, from 1.92% on December 31, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%. Non-investment grade bonds were up 7.11% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach throughout this volatile year, and remain focused on helping you achieve your long-term goals. Whatever 2021 brings, you can depend on us to continue investing your assets with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, I thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2021
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,015.70	0.64%	$ 3.24
	Class I	1,000.00	1,017.30	0.50	2.54
	Class R6	1,000.00	1,017.10	0.36	1.83
Seix Corporate Bond Fund
	Class A	1,000.00	1,066.30	0.95	4.93
	Class C	1,000.00	1,061.60	1.65	8.55
	Class I	1,000.00	1,067.90	0.70	3.64
	Class R6**	1,000.00	1,047.50	0.43	0.87
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,061.80	0.97	5.03
	Class C	1,000.00	1,058.70	1.55	8.02
	Class I	1,000.00	1,063.50	0.65	3.37
	Class R6	1,000.00	1,065.40	0.55	2.86
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,026.90	0.75	3.82
	Class I	1,000.00	1,027.70	0.60	3.06
Seix High Income Fund
	Class A	1,000.00	1,123.00	0.93	4.96
	Class I	1,000.00	1,124.50	0.68	3.63
	Class R6	1,000.00	1,125.10	0.59	3.15
Seix High Yield Fund
	Class A	1,000.00	1,108.60	0.82	4.35
	Class I	1,000.00	1,110.10	0.64	3.39
	Class R6	1,000.00	1,110.70	0.53	2.81
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.10	0.73	3.71
	Class I	1,000.00	1,022.80	0.58	2.95
Seix Short-Term Bond Fund
	Class A	1,000.00	1,003.60	0.80	4.03
	Class C	1,000.00	1,002.00	1.31	6.59
	Class I	1,000.00	1,005.60	0.60	3.02
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	1,009.10	0.63	3.18
	Class I	1,000.00	1,010.90	0.46	2.33

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Seix Total Return Bond Fund
	Class A	$1,000.00	$1,021.30	0.70%	$3.56
	Class I	1,000.00	1,022.20	0.46	2.34
	Class R6	1,000.00	1,023.10	0.31	1.58
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,001.60	0.66	3.32
	Class I	1,000.00	1,002.90	0.41	2.06
	Class R6	1,000.00	1,003.60	0.26	1.31
Seix U.S. Mortgage Fund
	Class A	1,000.00	996.10	0.90	4.52
	Class C	1,000.00	992.30	1.65	8.26
	Class I	1,000.00	997.10	0.70	3.51
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,006.60	0.65	3.28
	Class I	1,000.00	1,007.90	0.40	2.02

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
**	October 21, 2020, is the date the Class started accruing expenses. Expenses are equal to the Class’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (72) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,021.92	0.64%	$ 3.25
	Class I	1,000.00	1,022.62	0.50	2.54
	Class R6	1,000.00	1,023.33	0.36	1.83
Seix Corporate Bond Fund
	Class A	1,000.00	1,020.36	0.95	4.82
	Class C	1,000.00	1,016.84	1.65	8.36
	Class I	1,000.00	1,021.62	0.70	3.56
	Class R6**	1,000.00	1,008.99	0.43	0.85
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,020.26	0.97	4.93
	Class C	1,000.00	1,017.34	1.55	7.86
	Class I	1,000.00	1,021.87	0.65	3.30
	Class R6	1,000.00	1,022.37	0.55	2.80
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,021.37	0.75	3.81
	Class I	1,000.00	1,022.12	0.60	3.05

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Seix High Income Fund
	Class A	$1,000.00	$1,020.46	0.93%	$4.72
	Class I	1,000.00	1,021.72	0.68	3.46
	Class R6	1,000.00	1,022.17	0.59	3.00
Seix High Yield Fund
	Class A	1,000.00	1,021.01	0.82	4.17
	Class I	1,000.00	1,021.92	0.64	3.25
	Class R6	1,000.00	1,022.47	0.53	2.69
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.47	0.73	3.71
	Class I	1,000.00	1,022.22	0.58	2.95
Seix Short-Term Bond Fund
	Class A	1,000.00	1,021.12	0.80	4.06
	Class C	1,000.00	1,018.55	1.31	6.65
	Class I	1,000.00	1,022.12	0.60	3.05
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	1,021.97	0.63	3.20
	Class I	1,000.00	1,022.82	0.46	2.34
Seix Total Return Bond Fund
	Class A	1,000.00	1,021.62	0.70	3.56
	Class I	1,000.00	1,022.82	0.46	2.34
	Class R6	1,000.00	1,023.58	0.31	1.58
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,021.82	0.66	3.35
	Class I	1,000.00	1,023.08	0.41	2.08
	Class R6	1,000.00	1,023.83	0.26	1.32
Seix U.S. Mortgage Fund
	Class A	1,000.00	1,020.61	0.90	4.57
	Class C	1,000.00	1,016.84	1.65	8.36
	Class I	1,000.00	1,021.62	0.70	3.56
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,021.87	0.65	3.30
	Class I	1,000.00	1,023.13	0.40	2.03

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
**	October 21, 2020, is the date the Class started accruing expenses. Expenses are equal to the Class’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (72) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Adjustable Rate Mortgage Securities
Adjustable Rate Mortgage Securities represent interests in pools of adjustable rate mortgages. A variable-rate mortgage, adjustable-rate mortgage, or tracker mortgage is a mortgage loan with the interest rate on the note periodically adjusted based on an index which reflects the cost to the lender of borrowing on the credit markets.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index
The Bloomberg Barclays 1-3 Yr. U.S. Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 1 to 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index
The Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index is comprised of all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 6 months and more than 3 months, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays Municipal Bond 1-5 Year Index
The Bloomberg Barclays Municipal Bond 1-5 Year Index is a market capitalization-weighted index of investment grade tax-exempt municipal bonds with maturities of 1-5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index
The Bloomberg Barclays U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Mortgage Backed Securities Index
The Bloomberg Barclays U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass through securities (fixed-rate and hybrid adjustable-rate mortgages) issued by Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index
The Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Municipal Bond Index
The Bloomberg Barclays U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds and pre-funded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2020
CARES Act
The Coronavirus Aid, Relief, and Economic Security (CARES) Act is an economic stimulus bill intended to provide fast and direct economic assistance for American workers, families, and small businesses, and preserve jobs for American industries, in light of the effects of the COVID-19 pandemic in the United States.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Commercial Mortgage-Backed Securities (“CMBS”)
Commercial mortgage-backed securities are fixed income investment products backed by mortgage loans on commercial properties such as apartment buildings and complexes, multi-family dwellings, factories, hotels and other commercial real estate.
Constant Maturity Treasury (“CMT”)
An interest rate that represents a daily determination of what the yield on a U.S. Treasury bill, note, or bond would be if it were issued on that day. The Treasury Department publishes these rates on a daily and weekly basis in reports called Special Interest Rates.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Duration
Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
General Obligation Bonds (“GOs”)
A general obligation bond is a municipal bond backed by the credit and taxing power of the issuing jurisdiction rather than the revenue from a given project. General obligation bonds are issued with the belief that a municipality will be able to repay its debt obligation through taxation or revenue from projects.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2020
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Municipal Liquidity Facility (“MLF”)
A Federal Reserve program to buy up to $500 billion in debt from state and local governments that suffered revenue declines as a result of the COVID-19 pandemic.
Organization of the Petroleum Exporting Countries (“OPEC”)
The Organization of the Petroleum Exporting Countries (OPEC) is a group, consisting of 14 of the world’s major oil-exporting nations, which aims to manage the supply of oil in an effort to set the price of oil on the world market, in order to avoid fluctuations that might affect the economies of both producing and purchasing countries.
Par-Weighted Default Rate
The rate of borrowers who fail to remain current on their loans based on the par amount.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Residential Mortgage-Backed Securities (“RMBS”)
Residential mortgage-backed securities are fixed income investment products backed by residential mortgage loans.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Risk Premiums
Risk premium on an investment is the rate of return over the risk-free rate. The risk-free rate is the rate of return on an investment for which there is no chance of financial loss.
Securitized Assets
Assets that have been packaged into pools so that payments made by individual borrowers of both interest and principal on certain secured debt may be in effect “passed through” to investors, net of any fees paid to the issuer or guarantor of the securities. Typical examples of securitized assets are mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets.
Secured Overnight Financing Rate
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Ticker Symbols:
Class A: STGIX
Class I: STIGX
Class R6: STGZX
Seix Core Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 8.91%, Class I shares at NAV returned 9.15%, and Class R6 shares at NAV returned 9.31%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 7.51%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive  excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2020. The primary contributor to the positive relative performance was asset allocation. Entering 2020, the Fund was underweight to the corporate sector by nearly 50% and overweight to the U.S. Treasury sector. During the period of considerable market volatility in the first quarter of 2020, the Fund’s asset allocation generated a meaningful amount of positive excess return. Over the course of the second quarter, the Fund reduced its allocation to U.S. Treasuries and pivoted to an overweight allocation to the corporate sector, and benefitted from the considerable outperformance of the corporate sector. Security selection within the corporate allocation was a secondary positive contributor to relative performance for the year. The Fund’s allocations to RMBS and CMBS were modest detractors from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
U.S. Government Securities		43%
Corporate Bonds and Notes		31
Financials	9%
Industrials	5
Energy	4
Utilities	3
Information Technology	3
Materials	2
Communication Services	2
All other Corporate Bonds and Notes	3
Mortgage-Backed Securities		21
Agency	18
Non-Agency	3
Asset-Backed Securities		4
Credit Card	2
All other Asset-Backed Securities	2
Short-Term Investment		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	8.91%	4.35%	3.71%	— %	—
Class A shares at POP[3,4]	4.82	3.55	3.31	—	—
Class I shares at NAV[2]	9.15	4.49	3.92	—	—
Class R6 shares at NAV[2]	9.31	4.65	—	4.12	8/3/15
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	4.03 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.91%, Net 0.64%; Class I shares: Gross 0.64%, Net 0.50%; Class R6 shares: Gross 0.50%, Net 0.36%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAINX
Class C: STIFX
Class I: STICX
Class R6: VRSBX
Seix Corporate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 17.44%, Class C shares at NAV returned 16.57%, Class I shares at NAV returned 17.82% and Class R6 shares at NAV from October 20, 2020 (inception date) through December 31, 2020, returned 4.75%*. For the fiscal year ended December 31, 2020, the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 9.89%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund significantly outperformed its benchmark for the 12-month period ended December 31, 2020. While the outperformance was broad-based, the Fund’s allocation to the energy sector, as well as security selection in the automotive, technology, aerospace & defense, and independent finance sectors, were performance stand-outs. The Fund’s allocations to non-core sectors, defined as those outside the traditional investment grade fixed income sectors, were also significant contributors to overall relative performance.
The Fund took advantage of an attractive new issuance market at attractive spreads, in which issuers attempted to shore up liquidity by offering additional yield above U.S. Treasuries to compensate for the risk. As a result, the Fund benefitted from an increase in the contribution from higher-volatility securities. Similar to prior episodes in the post-financial-crisis period, lower credit-quality securities outperformed higher credit-quality ones over the final three quarters of 2020.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Corporate Bonds and Notes		99%
Financials	27%
Industrials	15
Energy	15
Materials	8
Utilities	8
Information Technology	7
Consumer Discretionary	6
All other Corporate Bonds and Notes	13
Short-Term Investment		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	17.44%	7.86%	5.73%	— %	—
Class A shares at POP[3,4]	13.04	7.04	5.33	—	—
Class C shares at NAV[2] and with CDSC[4]	16.57	7.07	4.99	—	—
Class I shares at NAV[2]	17.82	8.10	6.02	—	—
Class R6 shares at NAV[2]	—	—	—	4.75	10/20/20
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	9.89	6.74	5.63	2.84 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.08%, Net 0.95%; Class C shares: Gross 1.83%, Net 1.65%; Class I shares: Gross 0.85%, Net 0.70%; Class R6: Gross 0.72%, Net 043%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFRAX
Class C: SFRCX
Class I: SAMBX
Class R6: SFRZX
Seix Floating Rate High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of attempting to provide a high level of current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 0.06%, Class C shares at NAV returned -0.52%, Class I shares at NAV returned 0.38%, and Class R6 shares at NAV returned 0.61%. For the same period, the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.78%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The year 2020 was unprecedented in economic history, with a unique recession marked by a full economic lockdown during the second quarter, and rapid and large fiscal stimulus delivered by the CARES Act. Despite the risk of contagion, people adapted, which drove incremental improvements in the economy. Medical treatments dramatically improved in the months since the virus emerged, materially reducing death rates per hospitalization. By year-end the United States was vaccinating about one million people per day, and proceeding through its priority list of recipients of the available doses.
Despite the market turmoil, risk assets still managed to end the year in positive territory. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, experienced a COVID-induced decline of 13.2% in the first quarter, but rebounded sharply to end the full year with a positive return of 2.8%.
The loan par-weighted default rate ended December at 3.9%, up 0.16% month over month, and up 2.31% from a default rate of 1.6% at the start of the year.
The sectors most affected were travel, retail, and energy. Including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, the loan default rate was 4.3%. The loan default rate ex-energy dropped to 3.6%.
Retail fund outflows decelerated in the fourth quarter of 2020. Collateralized loan obligation (CLO) formation provided continued support. During the fourth quarter, index pricing continued to rally, contributing to performance. In a lower interest rate environment, and with the Federal Reserve (Fed) indicating accommodative monetary policy, LIBOR levels remained low. The year-end three-month LIBOR was 0.25%, compared with 1.9% at year-end 2019.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the 12 months ended December 31, 2020. The majority of underperformance was attributable to large outflows from the asset class in March that led to forced selling of high-quality loans, which rebounded in the subsequent months.
Positive contributors during the 12 months included security selection in telecommunications, as well as an overweight to the sector. An overweight and positive security selection within chemicals was also additive. Further, overall positive security selection across services, automotive, and broadcasting benefited the Fund’s relative performance.
Detractors from relative performance were led by negative security selection within energy, utilities, and aerospace. Security selection also detracted from the cable/wireless and technology sectors, as the Fund was forced to sell high-quality loans in March to meet redemptions, which led to an underweight to the benchmark when the sector rallied in April and May.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Leveraged Loans		93%
Service	12%
Information Technology	10
Financial	8
Healthcare	8
Media / Telecom - Telecommunications	8
Media / Telecom - Diversified Media	6
Chemicals	6
All other Leveraged Loans	35
Corporate Bonds and Notes		6
Common Stocks		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.06%	4.04%	3.44%	— %	—
Class A shares at POP[3,4]	-2.69	3.46	3.15	—	—
Class C shares at NAV[2] and with CDSC[4]	-0.52	3.44	2.82	—	—
Class I shares at NAV[2]	0.38	4.37	3.75	—	—
Class R6 shares at NAV[2]	0.61	4.48	—	3.55	2/1/15
Credit Suisse Leveraged Loan Index	2.78	5.19	4.47	4.25 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.93%, Net 0.93%; Class C shares: Gross 1.64%, Net 1.52%; Class I shares: Gross 0.72%, Net 0.62%; Class R6 shares: Gross 0.60%, Net 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFLTX
Class I: SCFTX
Seix High Grade Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 6.85% and Class I shares at NAV returned 7.01%. For the same period, the Bloomberg Barclays U.S. Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.21%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC, as well as adding the Municipal Liquidity Facility (MLF), which provided for direct lending to the states.
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of a mere 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically as the Fed returned once again to a zero interest rate policy stance. The municipal yield curve responded similarly, as the yield difference between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond increased from 1.05% to 1.25%. Yields declined across the curve, led by the front end, as the two-year yield was lower by 0.90%. The five-year and 10-year yields were lower by 0.87% and 0.73%, respectively. The 20-year area was lower by 0.71%, and the long end of the curve moved lower by 0.70%. Yields across the entire yield curve hit a 20-year low in August of 2020.
Despite the rapid withdrawal of more than $45 billion from mutual funds during six weeks in late March and April, more than $40 billion came into municipal mutual funds by the end of 2020, as reported by the Investment Company Institute. The resilience of investor demand stabilized the market and narrowed risk premiums.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays U.S. Municipal Bond Index largely as a result of the Fund’s overweights to AAA- and AA-rated bonds, as well as overweights to the 10- and 15-year areas of the yield curve versus the benchmark weighting. Overweights versus the benchmark to state general obligation bonds (GOs) and to the electric, special tax, and water/sewer sectors were additive to performance for the year. Underweights to the housing and hospital sectors, as well as an underweight to A-rated bonds, were a slight drag on performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Municipal Bonds	88%
Short-Term Investment	12
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	6.85%	4.13%	5.15%
Class A shares at POP[3,4]	3.91	3.55	4.85
Class I shares at NAV[2]	7.01	4.30	5.31
Bloomberg Barclays U.S. Municipal Bond Index	5.21	3.91	4.63
Fund Expense Ratios[5]: Class A shares: Gross 0.98%, Net 0.76%; Class I shares: Gross 0.88%, Net 0.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAHIX
Class I: STHTX
Class R6: STHZX
Seix High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income). There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 7.31%†, Class I shares at NAV returned 7.58%, and Class R6 shares at NAV returned 7.85%. For the same period, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 7.11%.
   † See footnote 3 on page 21.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The year 2020 was unprecedented in economic history, with a unique recession marked by a full economic lockdown during the second quarter, and rapid and large fiscal stimulus delivered by the CARES Act. Despite the risk of contagion, people adapted, which drove incremental improvements in the economy. Medical treatments dramatically improved in the months since the virus emerged, materially reducing death rates per hospitalization. By year-end the United States was vaccinating about one million people per day, and proceeding through its priority list of recipients of the available doses.
Despite the market turmoil, risk assets still managed to end the year in positive territory. High yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, experienced a COVID-induced decline of 12.69% in the first quarter, but rebounded sharply to end the full year with a positive return of 7.11%. Defaults, which started the year at a rate of 2.6%, finished at 6.2%. Nearly a third of those defaults were in the energy sector.
The fourth quarter of 2020 saw strong performance by the high yield market, which benefited following the announcements of COVID-19 vaccines by several companies. The top-performing segments of the high yield market were CCC-rated bonds, distressed high yield, and energy. Underperforming segments included non-distressed high yield, B-rated bonds, and BB-rated bonds, not including energy.
In general, lower-rated securities outperformed higher-rated securities during the fourth quarter, which was a headwind for the Fund’s relative performance. We were able to more than offset this headwind by focusing on companies that were vulnerable to the pandemic, but had good businesses with healthy cash reserves. The securities of these companies performed well as the vaccine announcements were made. For the year, all major high yield indexes posted mid-single-digit returns, all of which was generated in the fourth quarter.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, for the year ended December 31, 2020.
Positive contributors to relative performance during the 12 months included positive security selection and an overweight in consumer cyclicals; positive security selection in consumer non-cyclicals; and positive security selection in technology.
Detractors from relative performance were led by negative security selection in energy, capital goods, and other industrial.
We were able to pivot in March to take advantage of many attractive opportunities to capture a fair share of the upside, but we were disappointed with the downside protection that the Fund provided during the first quarter. The top detractor to relative performance during the first quarter was energy, which became one of the Fund’s top-performing sectors for the second and third quarters combined.
Investments in the energy sector are vulnerable to near-term fluctuations in the price of the underlying commodities. We saw this when the pandemic-induced hard-stop to the global economy combined with the OPEC price war to cause severe fluctuations in commodity prices. While this dynamic created attractive opportunities in the energy sector, it also contributed to the permanent of loss of capital for certain energy bonds as the companies filed for bankruptcy.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Corporate Bonds and Notes		98%
Consumer Discretionary	24%
Communication Services	17
Financials	16
Energy	10
Industrials	8
Health Care	7
Information Technology	7
All other Corporate Bonds and Notes	9
Leveraged Loans		1
Other (includes securities lending collateral)		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	7.31% [3]	7.83%	5.71%	— %	—
Class A shares at POP[4,5]	3.28	7.01	5.30	—	—
Class I shares at NAV[2]	7.58	8.09	5.96	—	—
Class R6 shares at NAV[2]	7.85	8.24	—	4.93	8/1/14
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.11	8.59	6.80	5.70 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.13%, Net 0.93%; Class I shares: Gross 0.90%, Net 0.68%; Class R6 shares: Gross 0.76%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: HYPSX
Class I: SAMHX
Class R6: HYIZX
Seix High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high income and, secondarily, capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 9.86%, Class I shares at NAV returned 9.93%, and Class R6 shares at NAV returned 10.05%. For the same period, the ICE BofA U.S. High Yield BB-B Constrained Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.28%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The year 2020 was unprecedented in economic history, with a unique recession marked by a full economic lockdown during the second quarter, and rapid and large fiscal stimulus delivered by the CARES Act. Despite the risk of contagion, people adapted, which drove incremental improvements in the economy. Medical treatments dramatically improved in the months since the virus emerged, materially reducing death rates per hospitalization. By year-end the United States was vaccinating about one million people per day, and proceeding through its priority list of recipients of the available doses.
Despite the market turmoil, risk assets still managed to end the year in positive territory. High yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, experienced a COVID-induced decline of 12.69% in the first quarter, but rebounded sharply to end the full year with a positive return of 7.11%. Defaults, which started the year at a rate of 2.6%, finished at 6.2%. Nearly a third of those defaults were in the energy sector.
The fourth quarter of 2020 saw strong performance by the high yield market, which benefited following the announcements of COVID-19 vaccines by several companies. The top-performing segments of the high yield market were CCC-rated bonds, distressed high yield, and energy. Underperforming segments included non-distressed high yield, B-rated bonds, and BB-rated bonds, not including energy.
In general, lower-rated securities outperformed higher-rated securities during the fourth quarter, which was a headwind for the Fund’s relative performance. We were able to more than offset this headwind by focusing on companies that were vulnerable to the pandemic, but had good businesses with healthy cash reserves. The securities of these companies performed well as the vaccine announcements were made. For the year, all major high yield indexes posted mid-single-digit returns, all of which was generated in the fourth quarter.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the ICE BofA U.S. High Yield BB-B Constrained Index, for the fiscal year ended December 31, 2020.
Positive contributors to relative performance during the 12 months included positive security selection and an overweight in consumer cyclicals; positive security selection in technology; and positive security selection and an overweight in communications.
Detractors from relative performance were led by negative security selection in energy, which was partially offset by an underweight to the sector; negative security selection and an underweight in banking; and negative security selection in other industrial.
While our outlook for 2020 did not include a pandemic, we were not finding much value in the market as we entered the fiscal year. This led to a defensively positioned portfolio, which provided adequate liquidity to take advantage of volatility in March and April. As the year went on and markets stabilized, we were able to capture a fair share of the resulting upside.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Corporate Bonds and Notes		95%
Communication Services	20%
Consumer Discretionary	19
Financials	16
Health Care	8
Energy	8
Industrials	6
Information Technology	6
All other Corporate Bonds and Notes	12
Leveraged Loans		2
Other (includes short-term investments and securities lending collateral)		3
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	9.86%	7.93%	5.90%	— %	—
Class A shares at POP[3,4]	5.74	7.10	5.49	—	—
Class I shares at NAV[2]	9.93	8.14	6.11	—	—
Class R6 shares at NAV[2]	10.05	—	—	7.26	8/1/16
ICE BofA U.S. High Yield BB-B Constrained Index	6.28	8.02	6.63	6.69 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.04%, Net 0.82%; Class I shares: Gross 0.77%, Net 0.64%; Class R6 shares: Gross 0.67%, Net 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SISIX
Class I: STTBX
Seix Investment Grade Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 5.73% and Class I shares at NAV returned 5.98%. For the same period, the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index, the Fund’s style-specific benchmark appropriate for comparison, returned 4.73%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC, as well as adding the Municipal Liquidity Facility (MLF), which provided for direct lending to the states.
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of a mere 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically as the Fed returned once again to a zero interest rate policy stance. The municipal yield curve responded similarly, as the yield difference between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond increased from 1.05% to 1.25%. Yields declined across the curve, led by the front end, as the two-year yield was lower by 0.90%. The five-year and 10-year yields were lower by 0.87% and 0.73%, respectively. The 20-year area was lower by 0.71%, and the long end of the curve moved lower by 0.70%. Yields across the entire yield curve hit a 20-year low in August of 2020.
Despite the rapid withdrawal of more than $45 billion from mutual funds during six weeks in late March and April, more than $40 billion came into municipal mutual funds by the end of 2020, as reported by the Investment Company Institute. The resilience of investor demand stabilized the market and narrowed risk premiums.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, largely as a result of the Fund’s overweights to AAA- and AA-rated paper, as well as an overweight to the 10-year area of the curve versus the benchmark weighting. Overweights versus the benchmark to electric, state and local general obligation bonds
(GOs), and the water/sewer sectors assisted performance. Underweights to the transportation, hospitals, leasing, and education sectors and to the 15-year area of the curve were detractors from performance for the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Municipal Bonds	87%
Short-Term Investment	13
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	5.73%	3.24%	3.81%
Class A shares at POP[3,4]	2.82	2.66	3.52
Class I shares at NAV[2]	5.98	3.41	3.98
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index	4.73	3.39	3.84
Fund Expense Ratios[5]: Class A shares: Gross 1.02%, Net 0.72%; Class I shares: Gross 0.82%, Net 0.57%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: STSBX
Class C: SCBSX
Class I: SSBTX
Seix Short-Term Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 3.59%, Class C shares at NAV returned 2.96%, and Class I shares at NAV returned 3.91%. For the same period, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, the Fund’s style-specific benchmark appropriate for comparison, returned 3.33%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2020. The primary contributor to the positive relative performance was asset allocation. Entering 2020, the Fund was underweight to the corporate sector by nearly 50% and overweight to the U.S. Treasury sector. During the period of considerable market volatility in the first quarter of 2020, the Fund’s asset allocation generated positive excess return. Over the course of the second quarter, the Fund reduced its allocation to U.S. Treasuries and pivoted to an overweight allocation to the corporate sector, and benefitted from the considerable outperformance of the corporate sector. Security selection within the corporate allocation was a secondary positive contributor to relative performance for the year. The Fund’s allocations to RMBS and CMBS were modest detractors from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
U.S. Government Securities		43%
Corporate Bonds and Notes		36
Financials	12%
Industrials	9
Energy	5
Consumer Discretionary	3
Health Care	2
Utilities	2
Consumer Staples	1
All other Corporate Bonds and Notes	2
Mortgage-Backed Securities		15
Asset-Backed Securities		6
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	3.59%	1.74%	1.35%
Class A shares at POP[3,4]	1.26	1.28	1.12
Class C shares at NAV[2] and with CDSC[4]	2.96	1.04	0.69
Class I shares at NAV[2]	3.91	1.94	1.58
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	3.33	2.21	1.60
Fund Expense Ratios[5]: Class A shares: Gross 1.81%, Net 0.80%; Class C shares: Gross 2.58%, Net 1.57%; Class I shares: Gross 1.61%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SMMAX
Class I: CMDTX
Seix Short-Term Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 2.86% and Class I shares at NAV returned 3.03%. For the same period, the Bloomberg Barclays Municipal Bond 1-5 Year Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.83%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC, as well as adding the Municipal Liquidity Facility (MLF), which provided for direct lending to the states.
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of a mere 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically as the Fed returned once again to a zero interest rate policy stance. The municipal yield curve responded similarly, as the yield difference between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond increased from 1.05% to 1.25%. Yields declined across the curve, led by the front end, as the two-year yield was lower by 0.90%. The five-year and 10-year yields were lower by 0.87% and 0.73%, respectively. The 20-year area was lower by 0.71%, and the long end of the curve moved lower by 0.70%. Yields across the entire yield curve hit a 20-year low in August of 2020.
Despite the rapid withdrawal of more than $45 billion from mutual funds during six weeks in late March and April, more than $40 billion came into municipal mutual funds by the end of 2020, as reported by the Investment Company Institute. The resilience of investor demand stabilized the market and narrowed risk premiums.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays Municipal Bond 1-5 Year Blend (1-6) Index, largely as a result of the Fund’s overweights to the five- and seven-year areas of the curve versus the benchmark. Underweights to the prerefunded and state general obligation bond (GO) sectors were detrimental to performance. Overweights to transportation, local GOs, and electric were additive for the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Municipal Bonds	87%
Short-Term Investment	13
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	2.86%	1.70%	2.24%
Class A shares at POP[3,4]	0.55	1.24	2.00
Class I shares at NAV[2]	3.03	1.88	2.40
Bloomberg Barclays Municipal Bond 1-5 Year Index	2.83	1.98	1.87
Fund Expense Ratios[5]: Class A shares: Gross 1.24%, Net 0.56%; Class I shares: Gross 1.12%, Net 0.39%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: CBPSX
Class I: SAMFX
Class R6: SAMZX
Seix Total Return Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 10.91%, Class I shares at NAV returned 11.12%, and Class R6 shares at NAV returned 11.30%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 7.51%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund significantly outperformed its benchmark for the 12-month period ended December 31, 2020. The primary contributor to the positive relative performance was asset allocation. Entering 2020, the Fund was underweight to the corporate sector by nearly 50% and overweight to the U.S. Treasury sector. During the period of considerable market volatility in the first quarter of 2020, the Fund’s asset allocation generated a meaningful amount of positive excess return. Additionally, during the first quarter, the Fund owned derivative positions that benefited handsomely from the volatility in the credit markets. Over the course of the second quarter, the Fund reduced its allocation to U.S. Treasuries and pivoted to an overweight allocation to the corporate sector, and benefitted from the considerable outperformance of the corporate sector over the balance of 2020. Security selection within the corporate allocation was a secondary positive contributor to relative performance for the year. The Fund’s allocations to RMBS and CMBS were modest detractors from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
U.S. Government Securities		40%
Corporate Bonds and Notes		34
Financials	10%
Energy	5
Industrials	5
Utilities	3
Information Technology	3
Materials	2
Consumer Discretionary	2
All other Corporate Bonds and Notes	4
Mortgage-Backed Securities		22
Agency	18
Non-Agency	4
Asset-Backed Securities		4
Credit Card	2
All other Asset-Backed Securities	2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	10.91%	4.39%	3.83%	— %	—
Class A shares at POP[3,4]	6.75	3.60	3.44	—	—
Class I shares at NAV[2]	11.12	4.66	4.11	—	—
Class R6 shares at NAV[2]	11.30	4.78	—	4.02	8/1/14
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	3.84 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.94%, Net 0.70%; Class I shares: Gross 0.59%, Net 0.46%; Class R6 shares: Gross 0.45%, Net 0.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SSAGX
Class I: SIGVX
Class R6: SIGZX
Seix U.S. Government Securities Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 0.99%, Class I shares at NAV returned 1.25%, and Class R6 shares at NAV returned 1.40%. For the same period, the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.87%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2020. After experiencing a volatile first quarter of 2020, the Fund’s allocation to out-of-index agency securitized assets proved to be the primary contributor to relative performance over the remainder of 2020. The subsectors that contributed the most were agency CMBS and hybrid adjustable-rate mortgage securities.
In response to the expanding market crisis, the Fed cut short-term interest rates to nearly 0%, which pulled other market rates like one- and three-month LIBOR down 1.61% and 1.67%, respectively, during the year. The Fund’s duration extended over the year from about 0.5 years to 0.69 years at year-end.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Mortgage-Backed Securities		90%
Agency	90%
Short-Term Investment		9
Asset-Backed Securities		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.99%	— %	— %	1.59%	7/24/18
Class I shares at NAV[2]	1.25	1.45	1.11	—	—
Class R6 shares at NAV[2]	1.40	—	—	1.72	8/1/16
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	0.87	1.30	0.72	— [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.65%, Net 0.65%; Class I shares: Gross 0.50%, Net 0.41%; Class R6 shares: Gross 0.37%, Net 0.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class I shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The index return is 1.74% since inception of Class A shares and 1.41% since inception of Class R6 shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SLTMX
Class C: SCLFX
Class I: SLMTX
Seix U.S. Mortgage Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 2.60%, Class C shares at NAV returned 1.83%, and Class I shares at NAV returned 2.80%. For the same period, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, the Fund’s style-specific benchmark appropriate for comparison, returned 3.87%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2020. Security selection was the primary contributor to relative performance, as the Fund owned specified mortgage pools and agency commercial mortgage-backed securities that were less susceptible to accelerating prepayment speeds in 2020. The Fund’s allocation to 10-year RMBS was a secondary contributor. Detractors from performance included the Fund’s avoidance of 30-year 2% and 2.5% RMBS, which benefitted from the Fed’s asset purchase program, and a bias toward higher-coupon securities.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Mortgage-Backed Securities		94%
Agency	94%
Short-Term Investment		6
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	2.60%	2.42%	2.62%
Class A shares at POP[3,4]	0.30	1.96	2.39
Class C shares at NAV[2] and with CDSC[4]	1.83	1.65	1.84
Class I shares at NAV[2]	2.80	2.62	2.82
Bloomberg Barclays U.S. Mortgage Backed Securities Index	3.87	3.05	3.01
Fund Expense Ratios[5]: Class A shares: Gross 1.74%, Net 0.90%; Class C shares: Gross 1.99%, Net 1.65%; Class I shares: Gross 1.10%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SASSX
Class I: SISSX
Seix Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 1.13% and Class I shares at NAV returned 1.39%. For the same period, the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.87%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
While 2020 has been called “unprecedented” countless times, it truly was unlike any other year in the capital markets. Only the financial crisis of 2007-08, also known as the global financial crisis (GFC), can serve as a benchmark to help illustrate the degree to which markets were stressed in the first quarter of 2020. If one could break out the year into segments, it would only need to be in two pieces – the first quarter, and the rest of the year – as market performance was historically bad to start the year, while the final three quarters were spent digging out of that hole.
In the first quarter of 2020, investment grade corporate credit experienced its worst quarter in excess return terms (-13.50%), even eclipsing any single quarter of the GFC. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The same performance was true for the government-related sector (-6.99%). Securitized assets underperformed dramatically as well, just not as poorly as during the GFC. The unique aspect of the securitized asset sector during this cycle was the underperformance of shorter-duration assets in the first quarter, as they became the vehicle of choice for liquidation to meet immediate funding needs.
Following the broad first quarter underperformance, the balance of the year saw a recovery of epic proportions across most asset classes. This was no doubt the result of both monetary and fiscal support that in size, scope, and speed dwarfed the efforts coming out of the GFC. The CARES Act quickly added almost $3 trillion to the economy, and the Federal Reserve (the Fed) took most of the same supportive actions that it did after the GFC – and even added a few new ones. The most significant difference in this cycle was the Fed’s decision to essentially backstop the investment grade corporate bond market, including throwing a lifeline to fallen angels (formerly investment grade-rated bonds that had been downgraded to below investment grade) in the process. To paraphrase Chair Powell himself, the Fed crossed a lot of “red lines” in 2020 in order to shore up the credit market.
How successful were these efforts? By the end of 2020, both the investment grade and the sub-investment grade corporate bond markets had returned to positive excess return – an amazing rebound. Essentially all of the primary investment grade spread sectors finished the year with positive excess returns, with only the government-related sector remaining negative (-1.55%) and residential mortgage-backed securities (RMBS) slightly negative (-0.17%). Corporate securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all recovered from their first quarter underperformance. Other non-core sectors were mixed, as the high yield sector completely erased its first quarter underperformance, while the emerging market sector was not as lucky (-1.30%).
Even more interesting was the ability of capital markets to recover as they did amid unprecedented economic volatility and uncertainty. First quarter and second quarter real gross domestic product (GDP), that is, adjusted for inflation or deflation, came in at -5.0% and -31.4%, respectively, only to be followed by a third quarter rebound of 33.4%. At the end of the second quarter, real GDP was -10.1% versus its peak at the end of 2019. GDP was still -3.4% versus that peak at the end of the third quarter. For perspective, during the GFC, real GDP had a peak-to-trough decline of 4.0%.
The U.S. Treasury market backdrop to all the carnage and recovery was a yield curve that fell dramatically, but more so in the short end, causing the yield curve to steepen, as the Fed returned once again to a zero interest rate policy stance. The two- and five-year Treasury yields declined by about 1.45% and 1.33%, respectively, to end the year at 0.12% and 0.36%, respectively. The 10- and 30-year Treasury yields declined by 1.00% and 0.74%, respectively, to end 2020 at 0.92% and 1.65%, respectively. Every benchmark Treasury yield made a new all-time low at some point over the course of 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2020. As is generally the case given the Fund’s U.S. Treasury bill benchmark, the primary contributor to positive relative performance was asset allocation. The allocation to the corporate sector generated all of the Fund’s excess return for the year. The Fund’s allocations to ABS and RMBS detracted from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Corporate Bonds and Notes		52%
Financials	23%
Industrials	7
Health Care	6
Energy	5
Utilities	4
Consumer Discretionary	4
Materials	1
All other Corporate Bonds and Notes	2
Mortgage-Backed Securities		25
Non-Agency	14
Agency	11
Asset-Backed Securities		18
Credit Card	12
Student Loan	3
Other	3
Short-Term Investment		5
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	1.13%	— %	— %	1.71%	7/24/2018
Class I shares at NAV[2]	1.39	1.76	1.32	—	—
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	0.87	1.30	0.72	1.74 [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.83%, Net 0.65%; Class I shares: Gross 0.61%, Net 0.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the inception date of Class A shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—43.1%
U.S. Treasury Bills 0.000%, 2/25/21	$ 40,489	$ 40,485
U.S. Treasury Bonds 1.375%, 8/15/50	13,926	13,012
U.S. Treasury Notes
1.250%, 3/31/21	2,527	2,534
2.750%, 8/15/21	510	518
1.750%, 5/31/22	909	930
1.375%, 6/30/23	18,392	18,954
1.500%, 10/31/24	433	454
0.500%, 3/31/25	8,290	8,365
0.250%, 9/30/25	429	427
0.875%, 11/15/30	665	662
Total U.S. Government Securities (Identified Cost $86,245)		86,341

Mortgage-Backed Securities—21.0%
Agency—18.3%
Federal Home Loan Mortgage Corp.
Pool #C04123 4.000%, 7/1/42	241	263
Pool #G60019 4.500%, 3/1/44	222	249
Pool #Q31645 4.000%, 2/1/45	65	70
Pool #Q35611 4.000%, 9/1/45	570	617
Pool #V81992 4.000%, 10/1/45	348	378
Pool #G60661 4.000%, 7/1/46	569	615
Pool #Q42921 3.500%, 9/1/46	684	739
Pool #Q51758 3.500%, 10/1/47	108	115
Pool #Q52115 3.500%, 11/1/47	51	54
Pool #Q52135 3.500%, 11/1/47	1,223	1,302
Pool #ZM5226 3.500%, 12/1/47	707	766
Pool #Q53881 4.500%, 1/1/48	559	616
Pool #Q61680 4.000%, 2/1/49	579	622
Pool #QA3079 3.500%, 10/1/49	353	385
Pool #QA4766 3.500%, 11/1/49	601	652
Pool #SD0164 3.500%, 12/1/49	970	1,050
Pool #SD0176 3.500%, 12/1/49	652	689
Pool #QA6331 3.500%, 1/1/50	860	914
Pool #QA7571 3.000%, 2/1/50	759	795
Pool #QA8967 3.000%, 4/1/50	1,476	1,547
Pool #QA9935 3.000%, 6/1/50	332	352
	Par Value	Value

Agency—continued
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	$ 738	$ 786
Pool #BO8589 3.000%, 3/1/40	110	116
Pool #AL7497 3.500%, 9/1/40	261	282
Pool #AW8154 3.500%, 1/1/42	302	328
Pool #BK0396 3.000%, 11/1/44	182	192
Pool #MA2341 4.500%, 6/1/45	23	25
Pool #BE5050 4.000%, 9/1/45	517	570
Pool #AZ9213 4.000%, 10/1/45	577	631
Pool #AS6515 4.000%, 1/1/46	67	73
Pool #BA4799 4.000%, 2/1/46	224	245
Pool #BE9567 3.500%, 4/1/47	1,816	1,936
Pool #BE7213 4.000%, 4/1/47	107	115
Pool #BE9598 4.000%, 5/1/47	89	96
Pool #BE3774 4.000%, 7/1/47	240	259
Pool #BH7058 3.500%, 12/1/47	638	675
Pool #MA3211 4.000%, 12/1/47	148	159
Pool #BH9215 3.500%, 1/1/48	1,128	1,195
Pool #MA3238 3.500%, 1/1/48	1,021	1,082
Pool #BJ0650 3.500%, 3/1/48	181	191
Pool #MA3305 3.500%, 3/1/48	1,184	1,254
Pool #BJ8599 3.500%, 4/1/48	138	147
Pool #BK6111 4.000%, 7/1/48	1,454	1,554
Pool #BN4542 4.500%, 2/1/49	165	180
Pool #BO1345 3.500%, 8/1/49	2,030	2,161
Pool #BO1351 4.000%, 8/1/49	1,791	1,928
Pool #BO3024 3.500%, 10/1/49	353	382
Pool #BO5325 3.000%, 11/1/49	202	212
Pool #BO4386 3.500%, 11/1/49	1,086	1,151
Pool #BO8894 3.000%, 12/1/49	381	404
Pool #BP5431 3.000%, 6/1/50	517	549
Pool #BP5432 3.000%, 6/1/50	479	510
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #BQ1405 3.000%, 8/1/50	$ 1,087	$ 1,141
Government National Mortgage Association I Pool #BQ1140 3.000%, 11/15/49	737	768
Government National Mortgage Association II
Pool #MA4262 3.500%, 2/20/47	144	155
Pool #MA4586 3.500%, 7/20/47	451	484
Pool #MA5596 4.500%, 11/20/48	308	333
Pool #MA6656 3.000%, 5/20/50	1,356	1,419
		36,478

Non-Agency—2.7%
BB-UBS Trust
2012-SHOW, A 144A 3.430%, 11/5/36(1)	200	208
2012-SHOW, B 144A 3.882%, 11/5/36(1)	605	605
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(1)(2)	635	686
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	349	355
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(1)	325	375
2012-BWTR, A 144A 2.954%, 11/5/34(1)	195	195
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%) 144A 1.079%, 7/15/25(1)(2)	175	172
JPMBB Commercial Mortgage Securities Trust 2013-C15, A4 4.096%, 11/15/45	514	557
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	260	270
Morgan Stanley Capital I Trust 2014-150E, A 144A 3.912%, 9/9/32(1)	670	721
SBA Tower Trust 144A 1.884%, 1/15/26(1)	480	494
Wells Fargo Commercial Mortgage Trust 2013-BTC, A 144A 3.544%, 4/16/35(1)	190	191
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	600	596
		5,425

Total Mortgage-Backed Securities (Identified Cost $40,799)		41,903

Asset-Backed Securities—3.7%
Automobiles—1.1%
Ford Credit Auto Owner Trust 2020-1, A 144A 2.040%, 8/15/31(1)	1,355	1,429
Mercedes-Benz Master Owner Trust 2019-BA, A 144A 2.610%, 5/15/24(1)	320	331
	Par Value	Value

Automobiles—continued
Nissan Master Owner Trust Receivables 2019-A, A (1 month LIBOR + 0.560%) 0.719%, 2/15/24(2)	$ 480	$ 482
		2,242

Credit Card—1.6%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 0.787%, 5/15/28(2)	1,075	1,053
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.924%, 5/14/29(2)	1,305	1,307
Discover Card Execution Note Trust 2017-A5, A5 (1 month LIBOR + 0.600%) 0.759%, 12/15/26(2)	790	798
		3,158

Other—1.0%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	259	265
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(1)	357	372
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	680	726
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	675	679
		2,042

Total Asset-Backed Securities (Identified Cost $7,301)		7,442

Corporate Bonds and Notes—30.7%
Communication Services—1.9%
AT&T, Inc.
2.250%, 2/1/32	477	484
3.650%, 6/1/51	993	1,038
3.300%, 2/1/52	508	503
Comcast Corp. 2.650%, 2/1/30	956	1,044
Verizon Communications, Inc. 3.150%, 3/22/30	228	255
ViacomCBS, Inc. 4.200%, 5/19/32	370	446
		3,770

Consumer Discretionary—1.0%
Dollar General Corp. 3.500%, 4/3/30	557	639
Marriott International, Inc. 3.500%, 10/15/32	683	747
NIKE, Inc. 3.375%, 3/27/50	460	565
		1,951

Consumer Staples—1.4%
Coca-Cola Co. (The) 1.000%, 3/15/28	926	929

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Kroger Co. (The) 3.950%, 1/15/50	$ 688	$ 834
Mars, Inc. 144A 2.450%, 7/16/50(1)	1,013	1,007
		2,770

Energy—3.8%
Boardwalk Pipelines LP 4.450%, 7/15/27	175	196
EOG Resources, Inc. 4.950%, 4/15/50	811	1,097
Exxon Mobil Corp. 4.327%, 3/19/50	791	1,026
HollyFrontier Corp. 4.500%, 10/1/30	758	800
Marathon Petroleum Corp.
4.500%, 5/1/23	476	517
4.700%, 5/1/25	296	339
Pioneer Natural Resources Co. 1.900%, 8/15/30	1,383	1,369
Plains All American Pipeline LP 3.800%, 9/15/30	1,289	1,385
Shell International Finance B.V. 2.375%, 4/6/25	255	274
TechnipFMC plc 3.450%, 10/1/22	85	88
Woodside Finance Ltd. 144A 4.600%, 5/10/21(1)	550	552
		7,643

Financials—9.1%
AerCap Ireland Capital DAC 6.500%, 7/15/25	1,275	1,524
Athene Holding Ltd. 3.500%, 1/15/31	437	462
Avolon Holdings Funding Ltd.
144A 5.500%, 1/15/26(1)	567	642
144A 4.250%, 4/15/26(1)	397	428
Bank of America Corp. 3.366%, 1/23/26	254	280
BP Capital Markets America, Inc. 3.633%, 4/6/30	1,492	1,735
Chubb INA Holdings, Inc. 1.375%, 9/15/30	901	899
Citigroup, Inc.
3.106%, 4/8/26	480	524
3.980%, 3/20/30	772	907
Fidelity National Financial, Inc. 3.400%, 6/15/30	381	418
General Motors Financial Co., Inc.
2.750%, 6/20/25	828	885
3.600%, 6/21/30	1,112	1,241
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	422	458
JPMorgan Chase & Co.
3.207%, 4/1/23	318	330
2.301%, 10/15/25	398	422
2.739%, 10/15/30	430	468
Lazard Group LLC 4.375%, 3/11/29	557	653
	Par Value	Value

Financials—continued
Morgan Stanley
3.875%, 4/29/24	$ 425	$ 470
3.971%, 7/22/38	441	543
Nationwide Financial Services, Inc. 144A 3.900%, 11/30/49(1)	834	927
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(1)	514	627
Schlumberger Investment S.A. 2.650%, 6/26/30	1,127	1,206
Travelers Cos., Inc. (The)
4.050%, 3/7/48	490	649
2.550%, 4/27/50	446	469
Truist Bank 2.250%, 3/11/30	500	524
US Bank NA 2.050%, 1/21/25	500	529
		18,220

Health Care—1.2%
AbbVie, Inc. 4.250%, 11/21/49	874	1,095
Bristol-Myers Squibb Co. 4.250%, 10/26/49	196	265
CommonSpirit Health 4.187%, 10/1/49	277	322
Danaher Corp. 2.600%, 10/1/50	807	836
		2,518

Industrials—4.8%
3M Co. 3.700%, 4/15/50	234	290
Baker Hughes a GE Co. LLC 4.486%, 5/1/30	866	1,040
Boeing Co. (The)
3.625%, 2/1/31	1,638	1,794
5.805%, 5/1/50	1,305	1,800
Carrier Global Corp. 3.577%, 4/5/50	953	1,057
General Dynamics Corp. 4.250%, 4/1/50	565	767
General Electric Co. 4.350%, 5/1/50	958	1,163
Honeywell International, Inc. 2.800%, 6/1/50	391	428
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	657	710
United Parcel Service, Inc. 4.450%, 4/1/30	382	478
		9,527

Information Technology—2.6%
Dell International LLC 144A 6.200%, 7/15/30(1)	297	386
HP, Inc.
3.000%, 6/17/27	421	464
3.400%, 6/17/30	804	894
Intel Corp. 3.100%, 2/15/60	899	988

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Intuit, Inc. 0.950%, 7/15/25	$ 595	$ 602
NetApp, Inc.
1.875%, 6/22/25	303	317
2.700%, 6/22/30	1,420	1,525
		5,176

Materials—1.9%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	799	1,149
Bemis Co., Inc. 2.630%, 6/19/30	250	270
LYB International Finance III LLC 3.625%, 4/1/51	327	357
Newmont Corp.
2.250%, 10/1/30	720	757
6.250%, 10/1/39	521	788
Nucor Corp. 2.000%, 6/1/25	289	306
Packaging Corporation of America 4.050%, 12/15/49	228	282
		3,909

Utilities—3.0%
Berkshire Hathaway Energy Co. 144A 2.850%, 5/15/51(1)	809	830
Boardwalk Pipelines LP 3.400%, 2/15/31	298	311
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	751	836
Consolidated Edison Co. of New York, Inc. 3.950%, 4/1/50	726	883
Dominion Energy, Inc. 3.375%, 4/1/30	714	813
Pacific Gas and Electric Co. 2.500%, 2/1/31	448	449
Southern Co. (The) 3.700%, 4/30/30	1,192	1,380
Transcontinental Gas Pipe Line Co. LLC 3.950%, 5/15/50	437	493
		5,995

Total Corporate Bonds and Notes (Identified Cost $56,317)		61,479

Total Long-Term Investments—98.5% (Identified Cost $190,662)		197,165

	Shares	Value
Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	1,886,687	$ 1,887
Total Short-Term Investment (Identified Cost $1,887)		1,887

TOTAL INVESTMENTS—99.4% (Identified Cost $192,549)		$199,052
Other assets and liabilities, net—0.6%		1,171
NET ASSETS—100.0%		$200,223

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $13,473 or 6.7% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 7,442	$ —	$ 7,442
Corporate Bonds and Notes	61,479	—	61,479
Mortgage-Backed Securities	41,903	—	41,903
U.S. Government Securities	86,341	—	86,341
Money Market Mutual Fund	1,887	1,887	—
Total Investments	$199,052	$1,887	$197,165
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—97.1%
Communication Services—6.0%
AT&T, Inc.
2.250%, 2/1/32	$ 670	$ 679
3.650%, 6/1/51	827	864
Comcast Corp. 2.650%, 2/1/30	1,950	2,130
Verizon Communications, Inc. 4.125%, 3/16/27	1,565	1,845
ViacomCBS, Inc. 4.200%, 5/19/32	1,064	1,282
		6,800

Consumer Discretionary—6.2%
BMW US Capital LLC 144A 3.150%, 4/18/24(1)	1,967	2,121
Dollar General Corp. 3.500%, 4/3/30	624	716
Ford Motor Co. 9.000%, 4/22/25	715	878
Marriott International, Inc. 3.500%, 10/15/32	3,100	3,390
		7,105

Consumer Staples—5.6%
Coca-Cola Co. (The) 1.000%, 3/15/28	1,450	1,454
Hershey Co. (The) 2.650%, 6/1/50	1,900	2,009
Kroger Co. (The) 3.950%, 1/15/50	936	1,135
Mars, Inc. 144A 2.450%, 7/16/50(1)	1,850	1,840
		6,438

Energy—14.1%
Boardwalk Pipelines LP 4.450%, 7/15/27	1,518	1,699
EOG Resources, Inc. 4.950%, 4/15/50	1,697	2,296
Exxon Mobil Corp.
3.482%, 3/19/30	1,106	1,287
4.327%, 3/19/50	1,443	1,872
HollyFrontier Corp. 4.500%, 10/1/30	1,600	1,689
Marathon Petroleum Corp.
4.500%, 5/1/23	879	954
4.700%, 5/1/25	480	550
Petroleos Mexicanos 6.875%, 8/4/26	1,666	1,820
Pioneer Natural Resources Co. 1.900%, 8/15/30	2,050	2,030
Plains All American Pipeline LP 3.800%, 9/15/30	1,535	1,649
TechnipFMC plc 3.450%, 10/1/22	273	282
		16,128

	Par Value	Value

Financials—26.3%
AerCap Ireland Capital DAC 6.500%, 7/15/25	$1,404	$ 1,678
Athene Holding Ltd. 3.500%, 1/15/31	840	887
Avolon Holdings Funding Ltd. 144A 5.500%, 1/15/26(1)	2,328	2,637
BP Capital Markets America, Inc. 3.633%, 4/6/30	1,293	1,503
Chubb INA Holdings, Inc. 1.375%, 9/15/30	2,000	1,995
Citigroup, Inc. 3.106%, 4/8/26	2,454	2,681
Fidelity National Financial, Inc. 3.400%, 6/15/30	612	672
Ford Motor Credit Co. LLC 3.375%, 11/13/25	2,377	2,434
General Motors Financial Co., Inc.
2.750%, 6/20/25	1,290	1,379
3.600%, 6/21/30	1,310	1,462
JPMorgan Chase & Co. 2.739%, 10/15/30	1,428	1,554
Lazard Group LLC 4.375%, 3/11/29	1,428	1,674
Morgan Stanley
3.875%, 4/29/24	452	500
3.971%, 7/22/38	735	905
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(1)	1,760	2,148
OneMain Finance Corp. 4.000%, 9/15/30	998	1,035
Schlumberger Investment S.A. 2.650%, 6/26/30	1,778	1,902
Truist Bank 2.250%, 3/11/30	720	755
UBS Group AG 144A 1.364%, 1/30/27(1)	1,065	1,077
Wells Fargo & Co. 1.654%, 6/2/24	1,121	1,152
		30,030

Health Care—1.2%
Danaher Corp. 2.600%, 10/1/50	1,298	1,345
Industrials—14.5%
3M Co.
2.375%, 8/26/29	795	860
3.700%, 4/15/50	1,725	2,137
Baker Hughes a GE Co. LLC 4.486%, 5/1/30	1,449	1,740
Boeing Co. (The)
3.625%, 2/1/31	1,905	2,087
5.805%, 5/1/50	1,001	1,381
Carrier Global Corp.
2.722%, 2/15/30	1,500	1,602
3.577%, 4/5/50	1,443	1,600
General Electric Co.
3.625%, 5/1/30	1,134	1,295
4.350%, 5/1/50	746	906
L3Harris Technologies, Inc. 3.850%, 12/15/26	1,053	1,219
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Industrials—continued
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	$1,600	$ 1,728
		16,555

Information Technology—7.2%
Dell International LLC 144A 6.200%, 7/15/30(1)	1,531	1,989
HP, Inc.
3.000%, 6/17/27	604	666
3.400%, 6/17/30	970	1,079
Intuit, Inc. 1.650%, 7/15/30	600	616
NetApp, Inc.
1.875%, 6/22/25	485	506
2.700%, 6/22/30	1,674	1,798
Oracle Corp. 2.950%, 4/1/30	1,400	1,565
		8,219

Materials—8.0%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	478	687
Bemis Co., Inc. 2.630%, 6/19/30	1,054	1,141
LYB International Finance III LLC 3.625%, 4/1/51	1,065	1,162
Newmont Corp.
2.250%, 10/1/30	2,451	2,578
6.250%, 10/1/39	450	680
Nucor Corp. 2.000%, 6/1/25	1,913	2,026
Packaging Corporation of America 4.050%, 12/15/49	665	823
		9,097

Utilities—8.0%
Berkshire Hathaway Energy Co. 144A 2.850%, 5/15/51(1)	1,050	1,078
Boardwalk Pipelines LP 3.400%, 2/15/31	1,525	1,590
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	2,224	2,475
Dominion Energy, Inc. 3.375%, 4/1/30	348	396
Pacific Gas and Electric Co. 2.500%, 2/1/31	1,254	1,256
Transcontinental Gas Pipe Line Co. LLC 3.950%, 5/15/50	2,017	2,278
		9,073

Total Corporate Bonds and Notes (Identified Cost $103,316)		110,790

Total Long-Term Investments—97.1% (Identified Cost $103,316)		110,790

	Shares	Value
Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	1,004,425	$ 1,004
Total Short-Term Investment (Identified Cost $1,004)		1,004

TOTAL INVESTMENTS—98.0% (Identified Cost $104,320)		$111,794
Other assets and liabilities, net—2.0%		2,303
NET ASSETS—100.0%		$114,097

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $12,890 or 11.3% of net assets.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	87%
Australia	3
Cayman Islands	2
Luxembourg	2
Mexico	2
Ireland	2
Switzerland	1
Other	1
Total	100%
† % of total investments as of December 31, 2020.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$110,790	$ —	$110,790
Money Market Mutual Fund	1,004	1,004	—
Total Investments	$111,794	$1,004	$110,790
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—5.4%
Communication Services—1.2%
Cars.com, Inc. 144A 6.375%, 11/1/28(1)	$ 2,900	$ 3,078
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	2,000	1,625
DISH DBS Corp. 7.375%, 7/1/28	3,000	3,195
Entercom Media Corp. 144A 6.500%, 5/1/27(1)	665	676
iHeartCommunications, Inc. 8.375%, 5/1/27	4,900	5,230
Liberty Interactive LLC 4.000%, 11/15/29	3,000	2,295
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)	2,000	2,025
Meredith Corp. 6.875%, 2/1/26	2,000	1,950
		20,074

Consumer Discretionary—1.9%
Bed Bath & Beyond, Inc. 4.915%, 8/1/34	1,950	1,735
Ford Motor Co. 8.500%, 4/21/23	2,800	3,157
Ford Motor Credit Co. LLC
3.370%, 11/17/23	4,000	4,079
5.125%, 6/16/25	3,000	3,262
4.125%, 8/17/27	4,000	4,190
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	4,437	4,726
Motors Liquidation Co. Escrow 7.200%, 1/15/49(2)	20,000	—
Nordstrom, Inc. 4.375%, 4/1/30	3,165	3,116
Prime Security Services Borrower LLC 144A 5.250%, 4/15/24(1)	1,680	1,793
QVC, Inc. 4.750%, 2/15/27	3,000	3,218
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	3,000	3,225
		32,501

Consumer Staples—0.2%
Kraft Heinz Foods Co. 5.200%, 7/15/45	3,000	3,562
Energy—0.2%
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(2)	4,436	3,992
Financials—0.4%
Nationstar Mortgage Holdings, Inc. 144A 5.125%, 12/15/30(1)	2,000	2,090
Quicken Loans, Inc. 144A 5.250%, 1/15/28	2,013	2,149
Refinitiv US Holdings, Inc. 144A 6.250%, 5/15/26(1)	3,000	3,203
		7,442

	Par Value	Value

Health Care—0.7%
Charles River Laboratories International, Inc. 144A 5.500%, 4/1/26(1)	$ 2,000	$ 2,095
Encompass Health Corp. 4.500%, 2/1/28	3,000	3,135
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(1)	2,000	2,105
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24	3,650	3,869
3.150%, 10/1/26	1,400	1,346
		12,550

Industrials—0.1%
Griffon Corp. 5.750%, 3/1/28	2,000	2,116
Information Technology—0.6%
Alliance Data Systems Corp. 144A 4.750%, 12/15/24(1)	2,000	2,020
ams AG 144A 7.000%, 7/31/25(1)	3,000	3,255
Dell International LLC 144A 8.100%, 7/15/36(1)	3,000	4,432
		9,707

Materials—0.1%
Ardagh Packaging Finance plc 144A 4.125%, 8/15/26(1)	2,000	2,090
Total Corporate Bonds and Notes (Identified Cost $91,445)		94,034

Leveraged Loans(3)—91.5%
Aerospace—3.9%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.500%, 1/18/27	4,652	4,644
American Airlines, Inc.
2017, Tranche B (1 month LIBOR + 2.000%) 2.148%, 4/28/23	3,747	3,367
2017, Tranche B (1 month LIBOR + 2.000%) 2.159%, 12/14/23	13,436	12,040
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/20/27	8,490	8,790
Ducommun, Inc. Tranche B (1 month LIBOR + 4.000%) 4.145%, 11/21/25	7,432	7,265
Dynasty Acquisition Co., Inc.
2020, Tranche B-1 (3 month LIBOR + 3.500%) 3.754%, 4/6/26	2,579	2,450
2020, Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 4/6/26	1,386	1,317
MB Aerospace Holdings II Corp. First Lien (3 month LIBOR + 3.500%) 4.500%, 1/22/25	7,130	6,029
Spirit AeroSystems, Inc. (1 month LIBOR + 5.250%) 6.000%, 1/15/25	2,900	2,922
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	12,014	11,758
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Aerospace—continued
Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	$ 2,205	$ 2,158
WP CPP Holdings LLC First Lien (3 month LIBOR + 3.750%) 4.750%, 4/30/25	4,599	4,287
		67,027

Chemicals—5.6%
Aruba Investments Holdings LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 11/24/27	2,665	2,662
Ascend Performance Materials Operations LLC (3 month LIBOR + 5.250%) 6.250%, 8/27/26	2,859	2,866
Consolidated Energy Finance S.A. (1 month LIBOR + 2.500%) 2.645%, 5/7/25	9,654	9,208
Emerald Performance Materials LLC Tranche B, First Lien (1 month LIBOR + 4.000%) 5.000%, 8/12/25	3,192	3,206
Ferro Corp.
Tranche B-1 (3 month LIBOR + 2.250%) 2.504%, 2/14/24	5,251	5,198
Tranche B-2 (3 month LIBOR + 2.250%) 2.504%, 2/14/24	3,370	3,334
Tranche B-3 (3 month LIBOR + 2.250%) 2.504%, 2/14/24	2,912	2,881
Gemini HDPE LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 12/11/27(4)	5,450	5,409
Ineos U.S. Finance LLC 2024 (3 month LIBOR + 2.000%) 2.147%, 4/1/24	27,341	27,007
Minerals Technologies, Inc. Tranche B-1 (1 month LIBOR + 2.250%) 3.000%, 2/14/24	5,741	5,713
Momentive Performance Materials, Inc. First Lien (3 month LIBOR + 3.250%) 0.000%, 5/15/24(4)	997	982
PQ Corp. Tranche B (3 month LIBOR + 2.250%) 2.464%, 2/8/27	9,634	9,547
Starfruit Finco B.V. (3 month LIBOR + 3.000%) 3.153%, 10/1/25	5,726	5,659
Tronox Finance LLC First Lien (3 month LIBOR + 3.000%) 3.197%, 9/23/24	3,079	3,059
Vantage Specialty Chemicals, Inc.
First Lien (3 month LIBOR + 3.500%) 4.500%, 10/28/24	3,380	3,204
Second Lien (3 month LIBOR + 8.250%) 9.250%, 10/27/25	7,470	6,370
		96,305

Consumer Durables—0.7%
Acproducts, Inc. First Lien (3 month LIBOR + 6.500%) 0.000%, 8/18/25(4)	2,547	2,611
Energizer Holdings, Inc.
(3 month LIBOR + 2.500%) 0.000%, 12/16/27(4)	1,462	1,460
(3 month LIBOR + 2.500%) 0.000%, 12/22/27(4)	1,238	1,235
	Par Value	Value

Consumer Durables—continued
Ozark Holdings LLC 2020 (1 month LIBOR + 4.000%) 4.750%, 12/10/27	$ 2,700	$ 2,700
Weber-Stephen Products LLC Tranche B (1 month LIBOR + 3.250%) 4.000%, 10/30/27	3,235	3,237
		11,243

Consumer Non-Durables—1.0%
ABG Intermediate Holdings 2 LLC
First Lien (3 month LIBOR + 3.500%) 4.500%, 9/27/24	5,134	5,090
First Lien (3 month LIBOR + 5.250%) 5.397%, 9/27/24	2,828	2,828
Coty, Inc.
Tranche A (1 month LIBOR + 1.750%) 1.902%, 4/5/23	8,009	7,549
Tranche B (3 month LIBOR + 2.250%) 2.402%, 4/7/25	996	936
		16,403

Energy—2.2%
BCP Raptor II LLC (1 month LIBOR + 4.750%) 4.896%, 11/3/25	3,733	3,345
BCP Raptor LLC (1 month LIBOR + 4.250%) 5.250%, 6/24/24	7,851	7,168
Blackbrush Oil & Gas LP PIK (3 month LIBOR + 5.000%) 6.000%, 9/3/25(2)(5)	4,707	4,707
ConvergeOne Holdings, Inc. First Lien (1 month LIBOR + 5.000%) 5.146%, 1/5/26	2,066	1,940
Crestwood Holdings LLC (1 month LIBOR + 7.500%) 7.660%, 3/6/23	16,730	12,548
Keane Group Holdings LLC (1 month LIBOR + 3.500%) 4.500%, 5/26/25	3,943	3,785
Osum Production Corp. 2022 (3 month LIBOR + 7.500%) 8.500%, 7/31/22	4,696	4,461
		37,954

Financial—8.2%
AltiSource Solutions S.a.r.l. Tranche B (3 month LIBOR + 4.000%) 5.000%, 4/3/24	3,235	2,642
Aretec Group, Inc.
First Lien (1 month LIBOR + 4.250%) 4.397%, 10/1/25	12,778	12,475
Second Lien (1 month LIBOR + 8.250%) 8.397%, 10/1/26	5,930	5,515
Asurion LLC
Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.647%, 8/4/25	7,398	7,444
Tranche B-6 (1 month LIBOR + 3.000%) 3.147%, 11/3/23	1,817	1,798
Tranche B-8 (1 month LIBOR + 3.250%) 0.000%, 12/23/26(4)	27,300	26,992
Blackstone Mortgage Trust, Inc. Tranche B-2 (1 month LIBOR + 4.750%) 5.750%, 4/23/26	3,383	3,417

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Financial—continued
Broadstreet Partners, Inc. Tranche B-1 (1 month LIBOR + 3.750%) 4.750%, 1/27/27	$ 2,985	$ 2,978
Citadel Securities LP Tranche B (1 month LIBOR + 2.750%) 2.897%, 2/27/26	3,491	3,490
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 3.250%, 6/30/22(6)	5,094	1,553
DRW Holdings LLC First Lien (1 month LIBOR + 4.250%) 4.397%, 11/27/26	5,579	5,509
EVO Payments International LLC First Lien (3 month LIBOR + 3.250%) 3.400%, 12/22/23	7,206	7,197
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.250%) 3.397%, 10/1/25	18,606	18,568
First Eagle Holdings, Inc. 2018, Tranche B (3 month LIBOR + 2.500%) 2.754%, 2/1/27	4,000	3,955
Franklin Square Holdings LP Tranche B (1 month LIBOR + 2.250%) 2.438%, 8/1/25	1,528	1,515
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.903%, 6/28/23	16,057	16,017
Jane Street Group LLC (3 month LIBOR + 3.000%) 3.233%, 1/31/25	4,363	4,351
Nexus Buyer LLC (1 month LIBOR + 3.750%) 3.902%, 11/9/26	2,992	2,968
Orion Advisor Solutions, Inc. (3 month LIBOR + 4.000%) 5.000%, 9/24/27	6,189	6,206
VFH Parent LLC (3 month LIBOR + 3.000%) 3.153%, 3/1/26	7,811	7,789
		142,379

Food / Tobacco—1.0%
JBS USA Lux S.A. (1 month LIBOR + 2.000%) 2.147%, 5/1/26	2,361	2,341
Panera Bread Co. (1 month LIBOR + 2.250%) 2.438%, 7/18/22	14,811	14,070
		16,411

Food and Drug—0.2%
United Natural Foods, Inc. (1 month LIBOR + 4.250%) 4.397%, 10/22/25	3,946	3,919
Forest Prod / Containers—1.3%
Anchor Packaging LLC (1 month LIBOR + 4.000%) 4.147%, 7/18/26	2,798	2,791
Graham Packaging Co., Inc. (1 month LIBOR + 3.750%) 4.500%, 8/4/27	8,757	8,778
Pregis TopCo LLC First Lien (1 month LIBOR + 3.750%) 3.897%, 7/31/26	2,686	2,673
Reynolds Group Holdings, Inc.
(1 month LIBOR + 2.750%) 2.897%, 2/6/23	3,121	3,105
	Par Value	Value

Forest Prod / Containers—continued
Tranche B-2 (1 month LIBOR + 3.250%) 3.397%, 2/5/26	$ 5,650	$ 5,601
		22,948

Gaming / Leisure—3.6%
Aimbridge Acquisition Co., Inc. 2020 (3 month LIBOR + 6.000%) 6.750%, 2/2/26	1,915	1,906
Bombardier Recreational Products, Inc. 2020 (3 month LIBOR + 5.000%) 6.000%, 5/24/27	1,496	1,523
Caesars Resort Collection LLC
Tranche B (1 month LIBOR + 2.750%) 2.897%, 12/23/24	11,705	11,470
Tranche B-1 (3 month LIBOR + 4.500%) 4.647%, 7/21/25	11,870	11,874
Everi Payments, Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 5/9/24	9,693	9,572
Golden Entertainment, Inc. Tranche B, First Lien (1 month LIBOR + 3.000%) 3.750%, 10/21/24	2,764	2,695
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	2,567	2,350
Playtika Holding Corp. Tranche B (3 month LIBOR + 6.000%) 7.000%, 12/10/24	8,293	8,333
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.897%, 8/14/24	6,124	5,972
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	7,070	6,952
		62,647

Healthcare—7.8%
Agiliti Health, Inc. (3 month LIBOR + 3.000%) 3.750%, 1/4/26	5,340	5,313
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	8,781	8,803
Amneal Pharmaceuticals LLC (1 month LIBOR + 3.500%) 3.688%, 5/4/25	7,597	7,390
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 5.500%, 10/6/27	3,835	3,825
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 3.148%, 6/2/25	6,015	5,989
Cano Health LLC
(3 month LIBOR + 1.000%) 1.000%, 11/19/27(7)	868	865
(3 month LIBOR + 5.250%) 6.000%, 11/19/27	2,382	2,373
Change Healthcare Holdings LLC (3 month LIBOR + 2.500%) 3.250%, 3/1/24	4,305	4,281
Endo Luxembourg Finance Co. S.a.r.l. (3 month LIBOR + 4.250%) 5.000%, 4/29/24	2,313	2,273

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Gentiva Health Services, Inc. Tranche B (1 month LIBOR + 3.250%) 3.438%, 7/2/25	$ 3,674	$ 3,649
GoodRx, Inc. First Lien (1 month LIBOR + 2.750%) 2.897%, 10/10/25	3,030	3,006
Greatbatch Ltd. Tranche B (1 month LIBOR + 2.500%) 3.500%, 10/27/22	5,592	5,579
HCA, Inc. Tranche B-12 (1 month LIBOR + 1.750%) 1.897%, 3/13/25	16,200	16,180
Indivior Finance LLC 2017 (3 month LIBOR + 4.500%) 5.500%, 12/19/22	13,144	12,815
Kindred Healthcare LLC (1 month LIBOR + 5.000%) 5.188%, 7/2/25	8,823	8,801
Lannett Co., Inc. Tranche B (3 month LIBOR + 5.375%) 6.375%, 11/25/22	4,202	4,112
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	3,565	3,552
Milano Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27	5,725	5,715
MPH Acquisition Holdings LLC (3 month LIBOR + 2.750%) 3.750%, 6/7/23	2,975	2,958
Owens & Minor, Inc. Tranche B (3 month LIBOR + 4.500%) 4.655%, 4/30/25	9,474	9,433
Packaging Coordinators Midco, Inc. Tranche B, First Lien (6 month LIBOR + 3.750%) 4.500%, 11/30/27	5,835	5,835
Pluto Acquisition I, Inc. 2020, First Lien (3 month LIBOR + 5.000%) 5.500%, 6/22/26	2,400	2,400
Sotera Health Holdings LLC First Lien (3 month LIBOR + 4.500%) 5.500%, 12/11/26	3,993	4,005
Syneos Health, Inc. Tranche A, First Lien (1 month LIBOR + 1.500%) 1.647%, 3/25/24	2,652	2,609
Team Health Holdings, Inc. (1 month LIBOR + 2.750%) 3.750%, 2/6/24	3,506	3,114
		134,875

Housing—2.8%
Beacon Roofing Supply, Inc. (1 month LIBOR + 2.250%) 2.397%, 1/2/25	2,395	2,376
Brookfield Property REIT, Inc.
Tranche A-2 (1 month LIBOR + 3.000%) 3.147%, 8/28/23	6,833	6,474
Tranche B (1 month LIBOR + 2.500%) 2.647%, 8/27/25	14,206	13,381
Cushman & Wakefield US Borrower LLC (1 month LIBOR + 2.750%) 2.895%, 8/21/25	11,208	10,989
LBM Acquisition LLC
(3 month LIBOR + 3.750%) 0.000%, 12/8/27(4)(7)	543	543
First Lien (3 month LIBOR + 3.750%) 0.000%, 12/17/27(4)	2,446	2,443
	Par Value	Value

Housing—continued
Realogy Group LLC Tranche A (1 month LIBOR + 2.000%) 2.147%, 2/8/23	$13,077	$ 12,772
		48,978

Information Technology—10.3%
Ahead DB Holdings LLC First Lien (3 month LIBOR + 5.000%) 6.000%, 10/18/27	3,700	3,632
Allegro MicroSystems, Inc. (1 month LIBOR + 4.000%) 4.500%, 9/24/27	283	282
Avaya, Inc.
Tranche B (1 month LIBOR + 4.250%) 4.398%, 12/15/24	426	426
Tranche B-1 (1 month LIBOR + 4.250%) 4.409%, 12/15/27	9,478	9,474
Barracuda Networks, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 2/12/25	4,267	4,254
Brave Parent Holdings, Inc. (1 month LIBOR + 4.000%) 4.147%, 4/18/25	4,269	4,242
Brooks Automation, Inc. Tranche B (6 month LIBOR + 2.500%) 2.740%, 10/4/24	2,229	2,196
Cablevision Lightpath LLC Tranche B (3 month LIBOR + 3.250%) 3.750%, 11/30/27	3,075	3,066
Cornerstone OnDemand, Inc. (1 month LIBOR + 4.250%) 4.394%, 4/22/27	3,507	3,519
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 9/19/25	10,814	10,816
EIG Investors Corp. 2018 (3 month LIBOR + 3.750%) 4.750%, 2/9/23	9,932	9,920
Gigamon, Inc. First Lien (3 month LIBOR + 4.250%) 5.250%, 12/27/24	6,355	6,275
Greeneden US Holdings II LLC Tranche B-4 (3 month LIBOR + 4.000%) 4.750%, 12/1/27	5,280	5,285
Internap Holding LLC PIK Interest Capitalization (3 month LIBOR + 6.500%) 7.500%, 5/8/25(8)	1,512	665
LogMeIn, Inc. First Lien (1 month LIBOR + 4.750%) 4.903%, 8/31/27	9,525	9,483
MA Financeco LLC
Tranche B-3 (1 month LIBOR + 2.750%) 2.897%, 6/21/24	1,320	1,300
Tranche B-4 (3 month LIBOR + 4.250%) 4.260%, 6/5/25	6,807	6,853
Macom Technology Solutions Holdings, Inc. (1 month LIBOR + 2.250%) 2.397%, 5/17/24	6,694	6,520
Marcel Lux IV S.a.r.l. (3 month LIBOR + 4.000%) 4.750%, 12/31/27	4,500	4,500
Mavenir Systems, Inc. (3 month LIBOR + 6.000%) 7.000%, 5/8/25	7,484	7,428
McAfee LLC Tranche B (1 month LIBOR + 3.750%) 3.898%, 9/30/24	8,081	8,075
Rackspace Hosting, Inc. Tranche B, First Lien (3 month LIBOR + 3.000%) 4.000%, 11/3/23	10,721	10,697

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Redstone Holdco 2 LP (2 month LIBOR + 5.000%) 6.000%, 9/1/27	$ 4,160	$ 4,172
Seattle Escrow Borrower LLC (1 month LIBOR + 2.750%) 2.897%, 6/21/24	8,912	8,779
SolarWinds Holdings, Inc. 2018 (3 month LIBOR + 2.750%) 2.897%, 2/5/24	5,980	5,701
Surf Holdings S.a.r.l First Lien (3 month LIBOR + 3.500%) 3.726%, 3/5/27	5,687	5,631
Tech Data Corp.
(1 month LIBOR + 3.500%) 3.645%, 6/30/25	4,728	4,753
(1 month LIBOR + 5.500%) 5.645%, 6/30/25	3,756	3,746
TIBCO Software, Inc. Tranche B-3 (1 month LIBOR + 3.750%) 3.900%, 6/30/26	2,416	2,365
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	7,065	7,096
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	250	257
Ultra Clean Holdings, Inc. Tranche B (1 month LIBOR + 4.500%) 4.647%, 8/27/25	6,145	6,083
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.153%, 3/2/27	1,344	1,335
Virtusa Corp. Tranche B (3 month LIBOR + 4.250%) 0.000%, 12/9/27(4)	2,400	2,382
Xperi Holding Corp. Tranche B (1 month LIBOR + 4.000%) 4.147%, 6/1/25	5,917	5,923
		177,131

Manufacturing—0.8%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27	2,260	2,257
Bright Bidco B.V. 2018, Tranche B (3 month LIBOR + 3.500%) 4.500%, 6/30/24	10,691	6,092
Canada Goose, Inc. 2020 (3 month LIBOR + 4.250%) 5.000%, 10/7/27	3,065	3,061
Dynacast International LLC Tranche B-1, First Lien (3 month LIBOR + 3.250%) 4.250%, 1/28/22	2,687	2,539
		13,949

Media / Telecom - Broadcasting—2.6%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	2,633	2,320
Gray Television, Inc. Tranche C (3 month LIBOR + 2.500%) 2.655%, 1/2/26	9,169	9,096
Hubbard Radio LLC (6 month LIBOR + 4.250%) 5.250%, 3/28/25	5,500	5,308
	Par Value	Value

Media / Telecom - Broadcasting—continued
iHeartCommunications, Inc. (1 month LIBOR + 4.000%) 4.750%, 5/1/26	$ 4,672	$ 4,668
LCPR Loan Financing LLC (1 month LIBOR + 5.000%) 5.159%, 10/15/26	13,745	13,782
Nexstar Broadcasting, Inc. Tranche B-3 (1 month LIBOR + 2.250%) 2.395%, 1/17/24	7,238	7,164
Quincy Newspapers, Inc. Tranche B (3 month PRIME + 2.000%) 4.007%, 11/2/22	2,217	2,200
		44,538

Media / Telecom - Cable/Wireless Video—4.0%
Charter Communications Operating LLC Tranche B2 (1 month LIBOR + 1.750%) 1.900%, 2/1/27	6,623	6,579
Coral-US Co-Borrower LLC Tranche B-5 (1 month LIBOR + 2.250%) 2.397%, 1/31/28	5,306	5,234
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 2.409%, 7/17/25	8,117	7,984
2019 (1 month LIBOR + 2.500%) 2.659%, 4/15/27	3,219	3,185
Intelsat Jackson Holdings S.A.
(3 month LIBOR + 5.500%) 6.500%, 7/14/21	2,438	2,483
Tranche B-3 (3 month PRIME + 0.000%) 3.250%, 11/27/23(9)	16,345	16,549
Radiate Holdco LLC Tranche B (1 month LIBOR + 3.500%) 4.250%, 9/25/26	5,445	5,448
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 2.659%, 1/31/28	13,665	13,526
Ziggo Financing Partnership Tranche I (1 month LIBOR + 2.500%) 2.659%, 4/30/28	8,350	8,290
		69,278

Media / Telecom - Diversified Media—6.2%
Alchemy Copyrights LLC 2020 (3 month LIBOR + 3.250%) 4.000%, 8/16/27	6,574	6,590
Alliance Data Systems Corp. 2017 (1 month LIBOR + 1.750%) 1.897%, 6/14/22	6,708	6,562
Alpha Topco Ltd. 2018, Tranche B-3 (1 month LIBOR + 2.500%) 3.500%, 2/1/24	4,277	4,225
Banijay Entertainment SAS Tranche B (1 month LIBOR + 3.750%) 3.903%, 3/3/25	5,636	5,551
Cambium Learning Group, Inc. First Lien (3 month LIBOR + 4.500%) 4.754%, 12/18/25	2,992	2,971
Camelot US Acquisition I Co. (1 month LIBOR + 3.000%) 4.000%, 10/30/26	5,110	5,105

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
CD&R Artemis UK Bidco Ltd. Tranche B (3 month LIBOR + 6.000%) 6.141%, 5/11/27	$ 2,500	$ 2,375
Deluxe Entertainment Services Group, Inc., Second Lien (3 month LIBOR + 8.500%) 9.500%, 9/25/24(2)(6)	4,153	—
Harland Clarke Holdings Corp. (3 month LIBOR + 4.750%) 5.750%, 11/3/23	13,505	11,900
Lions Gate Capital Holdings LLC
Tranche A (1 month LIBOR + 1.750%) 1.897%, 3/22/23	8,930	8,774
Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/24/25	12,790	12,582
Meredith Corp.
Tranche B-2 (1 month LIBOR + 2.500%) 2.647%, 1/31/25	2,227	2,201
Tranche B-3 (3 month LIBOR + 4.250%) 5.250%, 1/31/25	3,682	3,698
MH Sub I LLC
2020 (1 month LIBOR + 3.750%) 4.750%, 9/13/24	1,378	1,373
First Lien (1 month LIBOR + 3.500%) 3.647%, 9/13/24	9,483	9,344
Tranche B, Second Lien (1 month LIBOR + 7.500%) 7.647%, 9/15/25	1,695	1,701
Newco Financing Partnership Tranche AV1 (3 month LIBOR + 3.500%) 3.673%, 1/31/29	1,800	1,801
Nielsen Finance LLC Tranche B-5 (1 month LIBOR + 3.750%) 4.750%, 6/6/25	2,239	2,250
UPC Financing Partnership Tranche AV (3 month LIBOR + 3.500%) 3.677%, 1/31/29	1,800	1,801
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 2.900%, 5/18/25	18,242	16,752
		107,556

Media / Telecom - Telecommunications—7.4%
Altice Financing S.A.
2017 (1 month LIBOR + 2.750%) 2.909%, 7/15/25	7,386	7,216
2017 (1 month LIBOR + 2.750%) 2.897%, 1/31/26	13,208	12,897
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	14,019	13,858
Cincinnati Bell, Inc. Tranche B (3 month LIBOR + 3.250%) 4.250%, 10/2/24	15,594	15,587
Connect US Finco LLC (1 month LIBOR + 4.500%) 5.500%, 12/12/26	8,565	8,585
Consolidated Communications, Inc. (1 month LIBOR + 4.750%) 5.750%, 10/2/27	3,491	3,502
Frontier Communications Corp. (1 month LIBOR + 4.750%) 5.750%, 10/8/21	2,500	2,508
	Par Value	Value

Media / Telecom - Telecommunications—continued
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 1.897%, 3/1/27	$ 8,986	$ 8,827
Neustar, Inc. Tranche B-4, First Lien (3 month LIBOR + 3.500%) 4.500%, 8/8/24	6,689	6,467
Numericable U.S. LLC
Tranche B-11 (1 month LIBOR + 2.750%) 2.897%, 7/31/25	3,085	3,015
Tranche B-12 (1 month LIBOR + 3.688%) 3.846%, 1/31/26	20,040	19,809
Tranche B-13 (3 month LIBOR + 4.000%) 4.237%, 8/14/26	16,870	16,771
Zacapa LLC (6 month LIBOR + 4.500%) 4.769%, 7/2/25	8,900	8,864
		127,906

Media / Telecom - Wireless Communications—0.3%
Iridium Satellite LLC (1 month LIBOR + 3.750%) 4.750%, 11/4/26	4,622	4,640
Metals / Minerals—1.5%
Atkore International, Inc. First Lien (3 month LIBOR + 2.750%) 3.750%, 12/22/23	10,697	10,719
CNX Resources Corp. Tranche B (1 month LIBOR + 4.500%) 4.650%, 9/27/24	5,524	4,559
GrafTech Finance, Inc. (1 month LIBOR + 3.500%) 4.500%, 2/12/25	9,051	9,032
U.S. Silica Co.
(1 month LIBOR + 4.000%) 4.188%, 5/1/23(2)(7)	1,687	1,405
(3 month LIBOR + 0.500%) 0.500%, 5/1/23(2)	563	469
		26,184

Retail—2.3%
Ascena Retail Group, Inc. Tranche B (3 month LIBOR + 0.750%) 1.500%, 8/19/22(2)(6)	2,496	474
Bass Pro Group, LLC (3 month LIBOR + 5.000%) 5.750%, 9/25/24	6,070	6,081
Belk, Inc. (3 month LIBOR + 6.750%) 7.750%, 7/31/25	9,483	3,309
CNT Holdings I Corp. First Lien (6 month LIBOR + 3.750%) 4.500%, 11/8/27	3,740	3,734
CWGS Group LLC (1 month LIBOR + 2.750%) 3.500%, 11/8/23	12,049	11,901
J.C. Penney Corp., Inc. Tranche B (3 month LIBOR + 4.250%) 0.000%, 6/23/23(9)	3,733	248
Michaels Stores, Inc. 2020, Tranche B (1 month LIBOR + 3.500%) 4.250%, 10/1/27	3,747	3,715

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Retail—continued
Petco Animal Supplies, Inc. (3 month LIBOR + 3.250%) 4.250%, 1/26/23	$ 9,845	$ 9,403
		38,865

Service—11.9%
Academy Ltd. (1 month LIBOR + 5.000%) 5.750%, 11/5/27	4,150	4,130
Adtalem Global Education, Inc. Tranche B (1 month LIBOR + 3.000%) 3.147%, 4/11/25	3,465	3,426
American Residential Services LLC First Lien (3 month LIBOR + 3.500%) 4.250%, 10/15/27	2,190	2,185
APX Group, Inc. (1 month LIBOR + 5.000%) 5.147%, 12/31/25	4,800	4,768
Arches Buyer, Inc. (1 month LIBOR + 4.000%) 4.500%, 12/6/27	2,700	2,701
Array Technologies, Inc. (3 month LIBOR + 4.000%) 5.000%, 10/14/27	2,923	2,861
Ascend Learning LLC
(1 month LIBOR + 3.000%) 4.000%, 7/12/24	6,755	6,713
(1 month LIBOR + 3.750%) 4.750%, 7/12/24	1,900	1,903
Asplundh Tree Expert LLC (1 month LIBOR + 2.500%) 2.647%, 9/4/27	2,953	2,958
Avantor Funding, Inc. Tranche B-4 (1 month LIBOR + 2.500%) 3.500%, 11/8/27	3,350	3,352
Buzz Finco LLC (1 month LIBOR + 3.250%) 3.750%, 1/29/27	1,995	1,993
CCI Buyer, Inc. First Lien (3 month LIBOR + 4.250%) 0.000%, 12/10/27(4)	4,300	4,293
Cloudera, Inc. (1 month LIBOR + 2.500%) 3.250%, 12/22/27	2,200	2,195
CommerceHub, Inc. First Lien (1 month LIBOR + 4.000%) 4.750%, 12/29/27	3,000	2,996
Conservice Midco LLC First Lien (3 month LIBOR + 4.250%) 4.503%, 5/13/27	3,541	3,541
DG Investment Intermediate Holdings 2, Inc.
First Lien (1 month LIBOR + 3.000%) 3.750%, 2/3/25	3,162	3,122
Second Lien (1 month LIBOR + 6.750%) 7.500%, 2/2/26	845	811
DiscoverOrg LLC First Lien (1 month LIBOR + 3.750%) 3.897%, 2/2/26	8,657	8,646
Dun & Bradstreet Corp. (The) 0.000%, 2/6/26(4)	1,995	1,994
E2open LLC First Lien (3 month LIBOR + 3.500%) 0.000%, 10/29/27(4)	3,425	3,414
Exela Intermediate LLC 2018 (3 month LIBOR + 6.500%) 7.500%, 7/12/23	6,501	2,221
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 0.000%, 5/30/25(10)	3,002	3,005
IRB Holding Corp. (3 month LIBOR + 3.250%) 0.000%, 12/15/27(4)	4,250	4,251
	Par Value	Value

Service—continued
Ivanti Software, Inc. First Lien (1 month LIBOR + 4.750%) 5.750%, 11/22/27	$ 3,490	$ 3,478
Lakeland Holdings LLC First Lien 0.000%, 9/25/27	80	13
Mermaid Bidco, Inc. Tranche B (3 month LIBOR + 4.250%) 0.000%, 12/10/27(4)	3,100	3,092
MHI Holdings LLC First Lien (1 month LIBOR + 5.000%) 5.147%, 9/20/26	4,862	4,838
Midas Intermediate Holdco II LLC First Lien (3 month LIBOR + 6.750%) 0.000%, 12/22/25(4)	2,900	2,936
National Intergovernmental Purchasing Alliance Co. First Lien (3 month LIBOR + 3.750%) 4.004%, 5/23/25	3,427	3,384
Oxbow Carbon LLC Tranche B, First Lien (1 month LIBOR + 4.250%) 5.000%, 10/17/25	3,851	3,842
Packers Holdings LLC (1 month LIBOR + 4.000%) 4.750%, 12/4/24	2,275	2,274
PAE, Inc. First Lien (3 month LIBOR + 4.500%) 5.250%, 10/19/27	3,250	3,254
Penney Borrower LLC 0.000%, 12/7/26(2)	123	105
Pi US Mergerco, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 4.500%, 1/3/25	11,743	11,703
Planview Parent, Inc.
First Lien (3 month LIBOR + 4.000%) 0.000%, 12/17/27(4)	2,432	2,426
First Lien (3 month LIBOR + 4.000%) 0.000%, 12/17/27(4)(7)	568	567
Pregis TopCo LLC (1 month LIBOR + 4.250%) 5.000%, 7/31/26	4,900	4,863
PricewaterhouseCoopers Public Sector LLP (1 month LIBOR + 4.500%) 4.647%, 5/1/25	8,378	8,364
Prime Security Services Borrower LLC 2019, Tranche B-1 (3 month LIBOR + 3.250%) 4.250%, 9/23/26	5,791	5,805
Quirch Foods Holdings LLC (6 month LIBOR + 5.250%) 6.250%, 10/27/27	5,000	4,963
Red Ventures LLC
Tranche B-2 (1 month LIBOR + 2.500%) 2.647%, 11/8/24	3,498	3,434
Tranche B-3, First Lien (1 month LIBOR + 3.500%) 4.250%, 11/8/24	2,580	2,561
Refficiency Holdings LLC
(1 month LIBOR + 4.000%) 4.750%, 12/10/27	2,306	2,299
(3 month LIBOR + 1.000%) 1.000%, 12/10/27(7)	444	442
Russell Investments US Institutional Holdco, Inc. 2025 (3 month LIBOR + 3.000%) 4.000%, 5/30/25	3,800	3,784
RXB Holdings, Inc. First Lien (3 month LIBOR + 5.250%) 6.000%, 12/17/27	3,000	2,970
Sabre GLBL, Inc. 2020 (3 month LIBOR + 4.000%) 0.000%, 12/17/27(4)	2,600	2,603

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Service—continued
Smartbear Software, Inc. First Lien (3 month LIBOR + 4.250%) 0.000%, 11/19/27(4)	$ 2,200	$ 2,186
St. George’s University Scholastic Services LLC (1 month LIBOR + 3.250%) 3.400%, 7/17/25	2,544	2,504
Symplr Software, Inc. First Lien (3 month LIBOR + 4.500%) 5.250%, 12/22/27	2,315	2,286
TKC Holdings, Inc.
First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	5,070	4,967
Second Lien (6 month LIBOR + 8.000%) 9.000%, 2/1/24	2,172	1,923
Travelport Finance (Luxembourg) S.a.r.l.
(3 month LIBOR + 8.000%) 9.000%, 2/28/25	4,194	4,130
First Lien (3 month LIBOR + 5.000%) 5.254%, 5/29/26	3,442	2,323
Valkyr Purchaser LLC (3 month LIBOR + 4.000%) 4.750%, 10/29/27	3,200	3,160
Ventia Finco Pty Ltd. 2019, Tranche B (3 month LIBOR + 4.000%) 5.000%, 5/21/26	9,066	8,998
Weight Watchers International, Inc. (1 month LIBOR + 4.750%) 5.500%, 11/29/24	3,957	3,951
White Cap Buyer LLC (3 month LIBOR + 4.000%) 4.500%, 10/19/27	3,965	3,960
Woof Holdings, Inc.
First Lien (3 month LIBOR + 3.750%) 4.500%, 12/21/27	3,900	3,892
Second Lien (3 month LIBOR + 7.250%) 8.000%, 12/16/28	500	501
		206,260

Transportation - Automotive—3.1%
Adient US LLC (3 month LIBOR + 4.250%) 4.414%, 5/6/24	5,215	5,206
American Axle & Manufacturing, Inc. Tranche B (3 month LIBOR + 2.250%) 2.758%, 4/6/24	2,748	2,699
Autokiniton US Holdings, Inc.
2019, Tranche B (1 month LIBOR + 5.750%) 5.897%, 5/22/25	4,553	4,485
Tranche B (1 month LIBOR + 6.375%) 6.522%, 5/22/25(2)	4,875	4,802
Dana, Inc. 2018, Tranche B (1 month LIBOR + 2.250%) 2.397%, 2/27/26	4,462	4,434
DexKo Global, Inc. Tranche B (3 month LIBOR + 3.500%) 4.500%, 7/24/24	7,264	7,264
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 3.660%, 11/6/24	4,026	4,017
Superior Industries International, Inc. (1 month LIBOR + 4.000%) 4.147%, 5/22/24	7,319	7,182
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 3.147%, 10/1/25	8,733	8,500
TI Group Automotive Systems LLC First Lien (3 month LIBOR + 3.750%) 4.004%, 12/16/24	2,070	2,070
	Par Value	Value

Transportation - Automotive—continued
Wabash National Corp. (1 month LIBOR + 3.250%) 4.000%, 9/28/27	$ 2,545	$ 2,529
		53,188

Transportation - Land Transportation—0.6%
Daseke Companies, Inc. (1 month LIBOR + 5.000%) 6.000%, 2/27/24	7,430	7,363
Savage Enterprises LLC Tranche B, First Lien (1 month LIBOR + 3.000%) 3.150%, 8/1/25	3,472	3,455
		10,818

Utility—2.2%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	6,351	6,328
Calpine Corp. 2020 (1 month LIBOR + 2.500%) 2.650%, 12/2/27	3,000	2,977
Eastern Power LLC Tranche B (3 month LIBOR + 3.750%) 4.750%, 10/2/25	9,613	9,033
Granite Acquisition, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 4.750%, 9/19/22	2,539	2,543
Granite Generation LLC (1 month LIBOR + 3.750%) 4.750%, 11/9/26	6,736	6,739
Invenergy Thermal Operating I LLC (1 month LIBOR + 3.000%) 3.147%, 8/28/25	3,776	3,778
Longview Power LLC (2 month LIBOR + 10.000%) 0.000%, 7/30/25	1,540	1,494
Talen Energy Supply LLC (1 month LIBOR + 3.750%) 3.897%, 7/8/26	5,115	5,017
		37,909

Total Leveraged Loans (Identified Cost $1,616,718)		1,579,311

	Shares
Preferred Stocks—0.1%
Energy—0.1%
Blackbrush Oil & Gas PIK, 1.000%(2)(11)	14 (12)	2,123
Templar Energy LLC Class A, 0.000%(2)(13)	9,283	—
		2,123

Total Preferred Stocks (Identified Cost $4,133)		2,123

Common Stocks—0.9%
Communication Services—0.0%
Desg Holdings, Inc.(2)	475,758	—
Consumer Discretionary—0.4%
TRU Kids, Inc.(2)(13)	2,073	6,694

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Shares	Value

Consumer Discretionary—continued
Wayne Services Legacy, Inc. (2)(13)	2,073	$ —
		6,694

Energy—0.3%
Blackbrush Oil & Gas(2)	437,150	—
FTS International, Inc. Class A(13)	196,319	3,769
Summit Midstream Partners LP	113,583	1,419
Sunshine Oil & Gas, Inc.(2)	120,539	12
Templar Energy LLC Class A(2)(13)	1,608,573	209
		5,409

Financials—0.0%
Earnout Trust Certificates(2)(13)	2,376	15
Information Technology—0.0%
Internap Holding LLC(2)	681,392	7
Real Estate—0.1%
Hill Street Properties(2)(13)	85,002	2,040
Utilities—0.1%
Longview Intermediate Holdings LLC(2)	350,306	525
Total Common Stocks (Identified Cost $70,594)		14,690

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(13)	410,667	411
Total Rights (Identified Cost $554)		411

Warrant—0.0%
Real Estate—0.0%
Hill Street Properties(13)	144,733	—
Total Warrant (Identified Cost $1)		—

Total Long-Term Investments—97.9% (Identified Cost $1,783,445)		1,690,569

TOTAL INVESTMENTS—97.9% (Identified Cost $1,783,445)		$1,690,569
Other assets and liabilities, net—2.1%		35,919
NET ASSETS—100.0%		$1,726,488
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $38,438 or 2.2% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(5)	67% of the income received was in cash and 23% was in PIK.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	Represents unfunded portion of security and commitment fee earned on this portion.
(8)	27% of the income received was in cash and 73% was in PIK.
(9)	Security in default, interest payments are being received during the bankruptcy proceedings.
(10)	This loan will settle after December 31, 2020, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(11)	100% of the income received was in PIK.
(12)	Value shown as par value.
(13)	Non-income producing.

Country Weightings (Unaudited)†
United States	89%
Luxembourg	6
France	2
Netherlands	2
United Kingdom	1
Total	100%
† % of total investments as of December 31, 2020.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 94,034	$ —	$ 90,042	$ 3,992(1)
Leveraged Loans	1,579,311	—	1,567,349	11,962 (1)
Equity Securities:
Common Stocks	14,690	5,188	—	9,502 (1)
Preferred Stocks	2,123	—	—	2,123 (1)
Rights	411	—	411	—
Warrant	—	—	—	—
Total Investments	$1,690,569	$5,188	$1,657,802	$27,579

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $8,116 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end. Securities held by the Fund with an end of period value of $5,276 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds and Notes	Leveraged Loans	Common Stocks	Preferred Stock
Investments in Securities
Balance as of December 31, 2019:	$ 53,363	$ 14,962 (a)	$ 23,411	$ 14,990 (a)	$ —(a)
Accrued discount/(premium)	120	38	82	—	—
Realized gain (loss)	(6,454)	86	(201)	(6,339)	—
Change in unrealized appreciation (depreciation)(b)	(4,890)	(351)	299	(2,886)	(1,952)
Purchases	13,376	—	5,364	3,937	4,075
Sales (c)	(25,096)	(10,743)	(14,153)	(200)	—
Transfers into Level 3(d)	5,276	—	5,276	—	—
Transfers from Level 3(d)	(8,116)	—	(8,116)	—	—
Balance as of December 31, 2020	$ 27,579	$ 3,992(a)	$ 11,962 (a)	$ 9,502(a)	$ 2,123 (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2020, was $(4,947).
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of December 31, 2020, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
Blackbrush Oil & Gas:
The significant unobservable inputs used in the fair value measurement of the reporting entity’s term loan is based on an income and market approach using discounted cash flows and comparable sector curves, respectively. Significant increases (decreases) in these inputs would result in a significantly lower (higher) fair value measurement.
Blackbrush Oil & Gas:
The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock and preferred equity are based on a market approach of comparable companies’ projected earnings multiples and ranges from 3.94x to 4.35x with a 15% liquidity discount. Significant increases (decreases) in this input would result in a significantly lower (higher) fair value measurement.
TRU Kids Inc.:
The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock is based on a market approach of comparable companies’ and M&A transactions with enterprise value/EBITDA multiples ranging from 6.93x to 10.47x with a 15% liquidity discount. Significant increases (decreases) in this input would result in a significantly lower (higher) fair value measurement.
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—98.0%
Alabama—3.0%
Jefferson County,
Sales Tax Revenue 5.000%, 9/15/33	$1,000	$ 1,227
Sales Tax Revenue 5.000%, 9/15/35	1,000	1,223
		2,450

Arizona—1.2%
Salt River Project Agricultural Improvement & Power District Revenue 5.000%, 1/1/28	750	950
California—14.2%
California Infrastructure & Economic Development Bank Revenue 5.000%, 10/1/48	2,000	2,519
California, State of, General Obligation 5.000%, 9/1/30	1,000	1,031
California State Public Works Board 5.000%, 2/1/32	1,500	1,975
Port of Oakland
5.000%, 5/1/28	1,500	1,907
5.000%, 5/1/29	1,500	1,944
San Diego Redevelopment Agency Successor Agency
5.000%, 9/1/28	500	597
5.000%, 9/1/29	405	482
San Mateo Foster, City of, Public Financing Authority Revenue
4.000%, 5/1/45	500	588
4.000%, 5/1/48	500	585
		11,628

Colorado—4.5%
E-470 Public Highway Authority
Toll Highway Revenue 5.000%, 9/1/35	800	1,061
Toll Highway Revenue 5.000%, 9/1/36	1,000	1,322
Regional Transportation District, Sales Tax Revenue 5.000%, 1/15/28	1,000	1,264
		3,647

Connecticut—4.0%
Connecticut, State of,
Sales Tax Revenue 5.000%, 10/1/27	985	1,263
Sales Tax Revenue 5.000%, 5/1/37	1,500	1,971
		3,234

District of Columbia—1.5%
District of Columbia, General Obligation 5.000%, 6/1/31	1,000	1,254
Florida—2.9%
Collier County, Water-Sewer District Revenue 5.000%, 7/1/33	1,000	1,239
	Par Value	Value

Florida—continued
Hillsborough County Industrial Development Authority 4.000%, 8/1/45	$1,000	$ 1,157
		2,396

Georgia—1.6%
Development Authority for Fulton County, Georgia Tech Athletic Association Revenue (Pre-Refunded 4/1/21 @ 100) 5.750%, 10/1/36	1,250	1,267
Hawaii—0.4%
Hawaii, State of, Harbor System Revenue 4.000%, 7/1/38	250	304
Illinois—11.4%
Chicago O’Hare International Airport Revenue, Senior Lien 4.000%, 1/1/35	1,000	1,185
Du Page County, 3.000%, 5/15/47	500	510
Illinois Finance Authority Revenue
5.000%, 7/1/28	1,000	1,268
4.000%, 7/1/39	3,000	3,702
Illinois State Toll Highway Authority Toll Highway Revenue 5.000%, 1/1/41	2,000	2,608
		9,273

Maryland—6.0%
Maryland, State of, General Obligation 5.000%, 3/15/31	1,500	1,948
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	2,320	2,964
		4,912

Minnesota—1.5%
Minnesota, State of, General Obligation 5.000%, 8/1/29	1,000	1,209
New York—5.9%
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	1,000	1,139
New York City Water & Sewer System 4.000%, 6/15/42	1,500	1,826
New York State Dormitory Authority 5.000%, 7/1/31	500	692
Port Authority of New York & New Jersey Revenue 4.000%, 7/15/45	1,000	1,163
		4,820

Oregon—1.4%
Portland, Port of, Airport Revenue 5.000%, 7/1/47	1,000	1,178
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Tennessee—3.2%
Chattanooga Health Educational & Housing Facility Board 5.000%, 8/1/30	$1,010	$ 1,309
Tennessee, State of, General Obligation 5.000%, 9/1/30	1,000	1,289
		2,598

Texas—16.3%
Arlington Higher Education Finance Corp., Life School Revenue (PSF-GTD Insured) 5.000%, 8/15/39	1,000	1,113
Central Texas Regional Mobility Authority
5.000%, 1/1/45	500	626
4.000%, 1/1/50	1,500	1,720
Dallas, City of, Fort Worth International Airport Revenue, 4.000%, 11/1/45	1,000	1,180
Fort Worth, City of, Water & Sewer System Revenue 5.000%, 2/15/30	1,000	1,294
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/32	750	974
Texas Water Development Board Implementation Revenue 5.000%, 10/15/31	5,000	6,441
		13,348

Washington—13.0%
Energy Northwest Revenue
5.000%, 7/1/33	2,000	2,516
5.000%, 7/1/34	2,000	2,370
University of Washington
5.000%, 4/1/33	500	672
5.000%, 4/1/34	500	668
5.000%, 4/1/35	500	667
Washington Health Care Facilities Authority 5.000%, 8/1/44	940	1,152
Washington, State of, General Obligation 5.000%, 8/1/29	2,000	2,560
		10,605

	Par Value	Value

Wisconsin—6.0%
City of Milwaukee General Obligation 5.000%, 4/1/27	$1,505	$ 1,901
Wisconsin, State of,
General Obligation 5.000%, 5/1/28	1,250	1,638
General Obligation 5.000%, 5/1/31	1,000	1,372
		4,911

Total Municipal Bonds (Identified Cost $76,308)		79,984

Total Long-Term Investments—98.0% (Identified Cost $76,308)		79,984

	Shares
Short-Term Investment—13.5%
Money Market Mutual Fund—13.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	11,039,425	11,039
Total Short-Term Investment (Identified Cost $11,039)		11,039

TOTAL INVESTMENTS—111.5% (Identified Cost $87,347)		$91,023
Other assets and liabilities, net—(11.5)%		(9,393)
NET ASSETS—100.0%		$81,630

Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2020, 4.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$79,984	$ —	$79,984
Money Market Mutual Fund	11,039	11,039	—
Total Investments	$91,023	$11,039	$79,984
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—96.8%
Communication Services—17.2%
Altice France S.A. 144A 8.125%, 2/1/27(1)	$ 1,565	$ 1,725
ANGI Group LLC 144A 3.875%, 8/15/28(1)	575	585
C&W Senior Financing DAC 144A 7.500%, 10/15/26(1)	1,820	1,936
Cable One, Inc. 144A 4.000%, 11/15/30(1)	2,121	2,203
Cablevision Lightpath LLC
144A 3.875%, 9/15/27(1)	1,110	1,117
144A 5.625%, 9/15/28(1)	1,095	1,146
Cars.com, Inc. 144A 6.375%, 11/1/28(1)	870	923
CCO Holdings LLC 144A 4.500%, 8/15/30(1)	2,060	2,186
CenturyLink, Inc. 7.600%, 9/15/39	287	349
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	1,040	1,113
CSC Holdings LLC
144A 6.500%, 2/1/29(1)	900	1,016
144A 4.625%, 12/1/30(1)	3,285	3,429
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	1,825	1,483
DISH DBS Corp.
5.875%, 11/15/24	935	980
7.375%, 7/1/28	2,012	2,143
Entercom Media Corp. 144A 6.500%, 5/1/27(1)	570	579
Frontier Communications Corp. 144A 6.750%, 5/1/29(1)	595	637
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	1,085	1,101
iHeartCommunications, Inc.
8.375%, 5/1/27	1,425	1,521
144A 5.250%, 8/15/27(1)	1,100	1,152
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	1,895	2,039
Live Nation Entertainment, Inc.
144A 4.875%, 11/1/24(1)	1,591	1,611
144A 5.625%, 3/15/26(1)	1,110	1,138
Meredith Corp. 6.875%, 2/1/26	995	970
SeaWorld Parks & Entertainment, Inc. 144A 9.500%, 8/1/25(1)	1,025	1,113
Sinclair Television Group, Inc. 144A 4.125%, 12/1/30(1)	540	553
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	2,020	2,182
ViacomCBS, Inc. 6.250%, 2/28/57	1,025	1,151
Ziggo B.V. 144A 5.500%, 1/15/27(1)	1,850	1,931
		40,012

Consumer Discretionary—23.5%
Academy Ltd. 144A 6.000%, 11/15/27(1)	1,079	1,130
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	1,080	1,137
	Par Value	Value

Consumer Discretionary—continued
Bally’s Corp. 144A 6.750%, 6/1/27(1)	$ 1,630	$ 1,748
Bed Bath & Beyond, Inc. 4.915%, 8/1/34(2)	630	561
Boyd Gaming Corp.
6.375%, 4/1/26	618	642
6.000%, 8/15/26	495	514
4.750%, 12/1/27	535	556
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	1,520	1,619
144A 8.125%, 7/1/27(1)	1,110	1,229
Carnival Corp. 144A 11.500%, 4/1/23(1)	925	1,070
Carvana Co. 144A 5.625%, 10/1/25(1)	1,120	1,149
Cedar Fair LP 5.250%, 7/15/29	885	911
Century Communities, Inc. 6.750%, 6/1/27	1,515	1,618
FirstCash, Inc. 144A 4.625%, 9/1/28(1)	1,075	1,109
Ford Motor Co. 9.000%, 4/22/25	1,320	1,622
Ford Motor Credit Co. LLC
5.584%, 3/18/24	400	431
5.125%, 6/16/25	2,005	2,180
Golden Nugget, Inc. 144A 6.750%, 10/15/24(1)	1,135	1,127
Guitar Center, Inc. 144A 8.500%, 1/15/26(1)	140	146
Hasbro, Inc.
6.350%, 3/15/40	458	590
5.100%, 5/15/44	485	554
Hilton Grand Vacations Borrower LLC 6.125%, 12/1/24	855	896
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	1,550	1,651
L Brands, Inc.
6.950%, 3/1/33(2)	450	467
6.750%, 7/1/36	705	785
144A 9.375%, 7/1/25(1)	955	1,175
144A 6.625%, 10/1/30(1)	730	812
Liberty Interactive LLC 8.250%, 2/1/30	1,515	1,699
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	2,805	2,847
Michaels Stores, Inc.
144A 8.000%, 7/15/27(1)	1,040	1,118
144A 4.750%, 10/1/27(1)	1,090	1,117
Motors Liquidation Co. Escrow 7.200%, 1/15/49(3)	53,982	—
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	1,075	1,104
Newell Brands, Inc. 6.000%, 4/1/46	270	344
Nordstrom, Inc.
4.000%, 3/15/27	490	485
4.375%, 4/1/30	2,305	2,269
Penn National Gaming, Inc. 144A 5.625%, 1/15/27(1)	1,040	1,085
Prime Security Services Borrower LLC
144A 5.250%, 4/15/24(1)	662	707
144A 5.750%, 4/15/26(1)	1,627	1,782
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
QVC, Inc.
4.750%, 2/15/27	$ 990	$ 1,062
5.450%, 8/15/34	1,710	1,778
Royal Caribbean Cruises Ltd. 144A 10.875%, 6/1/23(1)	960	1,092
Sally Holdings LLC 144A 8.750%, 4/30/25(1)	908	1,008
Shea Homes LP
144A 4.750%, 2/15/28(1)	1,140	1,180
144A 4.750%, 4/1/29(1)	1,075	1,104
Six Flags Entertainment Corp. 144A 5.500%, 4/15/27(1)(2)	900	925
Sonic Automotive, Inc. 6.125%, 3/15/27	84	88
Station Casinos LLC 144A 5.000%, 10/1/25(1)	1,225	1,239
Tenneco, Inc. 5.375%, 12/15/24	30	29
White Cap Buyer LLC 144A 6.875%, 10/15/28(1)	530	565
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	1,185	1,274
Wyndham Destinations, Inc.
4.250%, 3/1/22	503	514
144A 6.625%, 7/31/26(1)	780	893
		54,737

Consumer Staples—2.2%
Coty, Inc. 144A 6.500%, 4/15/26(1)	595	579
Kraft Heinz Foods Co. 144A 4.625%, 10/1/39(1)	840	937
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(1)	2,030	2,084
Vector Group Ltd.
144A 6.125%, 2/1/25(1)	625	635
144A 10.500%, 11/1/26(1)	715	771
		5,006

Energy—9.6%
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(1)	575	574
ChampionX Corp. 6.375%, 5/1/26	931	940
DCP Midstream Operating LP 5.125%, 5/15/29	550	610
Endeavor Energy Resources LP 144A 6.625%, 7/15/25(1)	225	241
Energy Transfer Operating LP 5.800%, 6/15/38	825	947
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)	995	597
EQM Midstream Partners LP
5.500%, 7/15/28	390	426
6.500%, 7/15/48	645	669
144A 6.500%, 7/1/27(1)	505	569
EQT Corp.
7.875%, 2/1/25	285	325
8.750%, 2/1/30	570	697
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(3)	46	41
	Par Value	Value

Energy—continued
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	$ 615	$ 629
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	1,145	1,165
Nabors Industries, Inc. 144A 9.000%, 2/1/25(1)	349	332
New Fortress Energy, Inc. 144A 6.750%, 9/15/25(1)	645	683
Occidental Petroleum Corp.
8.000%, 7/15/25	490	558
5.875%, 9/1/25	1,155	1,230
5.500%, 12/1/25	47	49
6.125%, 1/1/31	552	591
6.450%, 9/15/36	783	820
Oceaneering International, Inc. 6.000%, 2/1/28	640	572
Parkland Corp. 144A 5.875%, 7/15/27(1)	1,100	1,189
Petroleos Mexicanos
6.875%, 8/4/26	690	754
144A 6.875%, 10/16/25(1)	530	580
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,050	1,092
144A 7.500%, 7/15/38(1)	215	236
SandRidge Energy, Inc. 8.125%, 10/15/22(3)	1,935	—
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	645	696
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	513	498
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	846	794
USA Compression Partners LP 6.875%, 4/1/26	610	637
Western Midstream Operating LP
4.750%, 8/15/28	670	697
6.250%, 2/1/50	705	775
WPX Energy, Inc. 5.250%, 10/15/27	1,085	1,150
		22,363

Financials—16.0%
AHP Health Partners, Inc. 144A 9.750%, 7/15/26(1)	1,480	1,633
Aircastle Ltd. 4.250%, 6/15/26	720	758
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	750	768
Altice France Holding S.A. 144A 10.500%, 5/15/27(1)	3,480	3,906
AssuredPartners, Inc.
144A 7.000%, 8/15/25(1)	515	534
144A 5.625%, 1/15/29(1)	1,675	1,748
Cimpress plc 144A 7.000%, 6/15/26(1)	2,727	2,867
Credit Acceptance Corp.
6.625%, 3/15/26	345	367
144A 5.125%, 12/31/24(1)	670	697
Dell International LLC 144A 8.350%, 7/15/46(1)	880	1,330
Freedom Mortgage Corp. 144A 7.625%, 5/1/26(1)	555	587

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
GrafTech Finance, Inc. 144A 4.625%, 12/15/28(1)	$ 275	$ 279
HAT Holdings I LLC
144A 6.000%, 4/15/25(1)	485	519
144A 3.750%, 9/15/30(1)	150	156
Hilcorp Energy I LP 144A 5.750%, 10/1/25(1)	500	506
HUB International Ltd. 144A 7.000%, 5/1/26(1)	495	518
Markel Corp. 6.000% (4)	2,015	2,229
MGIC Investment Corp. 5.250%, 8/15/28	2,040	2,183
MPH Acquisition Holdings LLC 144A 5.750%, 11/1/28(1)	590	577
Nationstar Mortgage Holdings, Inc.
144A 6.000%, 1/15/27(1)	2,130	2,260
144A 5.500%, 8/15/28(1)	1,180	1,242
144A 5.125%, 12/15/30(1)	820	857
New Residential Investment Corp. 144A 6.250%, 10/15/25(1)	915	920
OneMain Finance Corp.
6.875%, 3/15/25	1,876	2,178
4.000%, 9/15/30	1,155	1,198
PennyMac Financial Services, Inc. 144A 5.375%, 10/15/25(1)	1,094	1,157
Radian Group, Inc.
4.500%, 10/1/24	840	886
4.875%, 3/15/27	1,505	1,653
Societe Generale SA 144A 5.375% (1)(4)	1,090	1,156
Terrier Media Buyer, Inc. 144A 8.875%, 12/15/27(1)	1,015	1,119
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	584	555
		37,343

Health Care—7.0%
DaVita, Inc. 144A 3.750%, 2/15/31(1)	1,090	1,107
Encompass Health Corp.
4.500%, 2/1/28	950	993
4.750%, 2/1/30	710	761
4.625%, 4/1/31	137	147
Endo Dac 144A 6.000%, 6/30/28(1)	660	561
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	570	608
LifePoint Health, Inc. 144A 5.375%, 1/15/29(1)	1,735	1,734
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(1)	1,890	1,989
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	1,899	2,060
Tenet Healthcare Corp.
6.875%, 11/15/31	516	544
144A 5.125%, 11/1/27(1)	185	196
144A 6.125%, 10/1/28(1)	1,085	1,132
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24	2,340	2,480
6.750%, 3/1/28(2)	1,385	1,567
	Par Value	Value

Health Care—continued
Varex Imaging Corp. 144A 7.875%, 10/15/27(1)	$ 485	$ 517
		16,396

Industrials—7.4%
Delta Air Lines, Inc. 144A 7.000%, 5/1/25(1)	1,960	2,263
Griffon Corp. 5.750%, 3/1/28	1,045	1,106
LBM Acquisition LLC 144A 6.250%, 1/15/29(1)	675	702
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	565	610
Spirit AeroSystems, Inc.
3.850%, 6/15/26	211	222
144A 5.500%, 1/15/25(1)	1,338	1,411
Spirit Loyalty Cayman Ltd. 144A 8.000%, 9/20/25(1)	604	677
Stericycle, Inc. 144A 3.875%, 1/15/29(1)	15	15
Tms International Holding Corp. 144A 7.250%, 8/15/25(1)	908	922
TransDigm UK Holdings plc 6.875%, 5/15/26	1,140	1,205
TransDigm, Inc.
144A 6.250%, 3/15/26(1)	2,045	2,178
5.500%, 11/15/27	545	573
Uber Technologies, Inc. 144A 6.250%, 1/15/28(1)	1,050	1,142
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	1,065	1,150
Univar Solutions USA, Inc. 144A 5.125%, 12/1/27(1)	273	288
Vizient, Inc. 144A 6.250%, 5/15/27(1)	601	646
Wabash National Corp. 144A 5.500%, 10/1/25(1)	700	714
WESCO Distribution, Inc.
144A 7.125%, 6/15/25(1)	101	111
144A 7.250%, 6/15/28(1)	490	557
XPO Logistics, Inc. 144A 6.750%, 8/15/24(1)	750	797
		17,289

Information Technology—7.0%
Alliance Data Systems Corp.
144A 4.750%, 12/15/24(1)	1,660	1,677
144A 7.000%, 1/15/26(1)	1,630	1,724
ams AG 144A 7.000%, 7/31/25(1)	995	1,080
Austin BidCo, Inc. 144A 7.125%, 12/15/28(1)	805	840
CommScope, Inc. 144A 8.250%, 3/1/27(1)	2,065	2,204
Dell International LLC
144A 7.125%, 6/15/24(1)	925	959
144A 8.100%, 7/15/36(1)	1,160	1,714
Plantronics, Inc. 144A 5.500%, 5/31/23(1)	535	536
Sabre GLBL, Inc. 144A 9.250%, 4/15/25(1)	766	912

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	$ 590	$ 625
Unisys Corp. 144A 6.875%, 11/1/27(1)	520	568
ViaSat, Inc.
144A 5.625%, 9/15/25(1)	1,065	1,089
144A 6.500%, 7/15/28(1)	1,045	1,131
Xerox Holdings Corp. 144A 5.000%, 8/15/25(1)	1,065	1,134
		16,193

Materials—3.7%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)	1,005	1,025
Cleveland-Cliffs, Inc.
5.750%, 3/1/25	545	553
144A 9.875%, 10/17/25(1)	1,027	1,208
Freeport-McMoRan, Inc.
5.400%, 11/14/34	370	463
5.450%, 3/15/43	600	747
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	520	575
Summit Materials LLC
144A 5.125%, 6/1/25(1)	1,070	1,089
144A 6.500%, 3/15/27(1)	665	706
US Concrete, Inc. 144A 5.125%, 3/1/29(1)	2,140	2,204
		8,570

Real Estate—1.8%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	2,527	2,493
Howard Hughes Corp. (The) 144A 5.375%, 3/15/25(1)	517	533
Iron Mountain, Inc. 144A 4.875%, 9/15/29(1)	1,050	1,108
		4,134

Utilities—1.4%
DCP Midstream Operating LP 5.375%, 7/15/25	920	1,011
PG&E Corp.
5.000%, 7/1/28	1,065	1,134
5.250%, 7/1/30	1,050	1,155
		3,300

Total Corporate Bonds and Notes (Identified Cost $212,478)		225,343

Leveraged Loans(5)—1.0%
Consumer Non-Durables—0.1%
Coty, Inc. Tranche A (1 month LIBOR + 1.750%) 1.902%, 4/5/23	311	293
Energy—0.6%
BCP Raptor II LLC (1 month LIBOR + 4.750%) 4.896%, 11/3/25	762	683
	Par Value	Value

Energy—continued
BCP Raptor LLC (1 month LIBOR + 4.250%) 5.250%, 6/24/24	$ 762	$ 696
		1,379

Financial—0.0%
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 3.250%, 6/30/22(6)	350	107
Information Technology—0.3%
SolarWinds Holdings, Inc. 2018 (3 month LIBOR + 2.750%) 0.000%, 2/5/24(7)	605	576
Total Leveraged Loans (Identified Cost $2,594)		2,355

	Shares
Common Stock—0.0%
Energy—0.0%
Templar Energy LLC Class A(3)(8)	159,460	21
Total Common Stock (Identified Cost $5,654)		21

Warrants—0.0%
Energy—0.0%
SandRidge Energy, Inc.(8)	3,760	— (9)
SandRidge Energy, Inc.(8)	1,583	— (9)
		— (9)

Total Warrants (Identified Cost $—)		— (9)

Total Long-Term Investments—97.8% (Identified Cost $220,726)		227,719

Short-Term Investment—1.3%
Securities Lending Collateral—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(10)(11)	2,946,916	2,947
Total Short-Term Investment (Identified Cost $2,947)		2,947

TOTAL INVESTMENTS—99.1% (Identified Cost $223,673)		$230,666
Other assets and liabilities, net—0.9%		2,147
NET ASSETS—100.0%		$232,813

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $153,899 or 66.1% of net assets.
(2)	All or a portion of security is on loan.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	No contractual maturity date.
(5)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Non-income producing.
(9)	Amount is less than $500.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	86%
Netherlands	4
Luxembourg	2
Ireland	2
France	1
Cayman Islands	1
Canada	1
Other	3
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$225,343	$ —	$225,302	$41 (1)
Leveraged Loans	2,355	—	2,355	—
Equity Securities:
Warrants	— (2)	— (2)	—	—
Common Stock	21	—	—	21
Securities Lending Collateral	2,947	2,947	—	—
Total Investments	$230,666	$2,947	$227,657	$62

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
Securities held by the Fund with an end of period value of $107 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2020.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—93.1%
Communication Services—19.4%
Altice France S.A. 144A 8.125%, 2/1/27(1)	$1,535	$ 1,692
ANGI Group LLC 144A 3.875%, 8/15/28(1)	1,005	1,023
C&W Senior Financing DAC 144A 7.500%, 10/15/26(1)	1,490	1,585
Cable One, Inc. 144A 4.000%, 11/15/30(1)	3,451	3,585
Cablevision Lightpath LLC
144A 3.875%, 9/15/27(1)	2,380	2,395
144A 5.625%, 9/15/28(1)	1,640	1,716
Cars.com, Inc. 144A 6.375%, 11/1/28(1)	1,410	1,497
CCO Holdings LLC 144A 4.500%, 8/15/30(1)	3,240	3,438
CenturyLink, Inc.
6.750%, 12/1/23	1,850	2,060
7.600%, 9/15/39	464	564
144A 4.000%, 2/15/27(1)	3,125	3,227
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	1,590	1,701
CSC Holdings LLC
144A 6.500%, 2/1/29(1)	2,890	3,263
144A 4.625%, 12/1/30(1)	3,194	3,334
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	1,845	1,499
DISH DBS Corp.
5.875%, 11/15/24	1,528	1,602
7.375%, 7/1/28	3,262	3,474
Entercom Media Corp. 144A 6.500%, 5/1/27(1)	695	706
Frontier Communications Corp. 144A 5.000%, 5/1/28(1)	1,100	1,147
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	1,803	1,830
iHeartCommunications, Inc. 144A 5.250%, 8/15/27(1)	2,153	2,255
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	2,925	3,148
Level 3 Financing, Inc. 5.375%, 5/1/25	755	777
Live Nation Entertainment, Inc.
144A 4.875%, 11/1/24(1)	2,614	2,647
144A 5.625%, 3/15/26(1)	825	846
Nexstar Broadcasting, Inc. 144A 4.750%, 11/1/28(1)	3,630	3,798
Quebecor Media, Inc. 5.750%, 1/15/23	463	500
Sinclair Television Group, Inc. 144A 4.125%, 12/1/30(1)	3,740	3,830
Sprint Communications, Inc.
11.500%, 11/15/21	2,010	2,181
9.250%, 4/15/22	280	306
Sprint Corp. 7.625%, 2/15/25	950	1,136
TEGNA, Inc. 144A 4.625%, 3/15/28(1)	3,575	3,655
T-Mobile USA, Inc. 6.500%, 1/15/26	865	895
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	3,080	3,326
	Par Value	Value
Communication Services—continued
ViacomCBS, Inc. 6.250%, 2/28/57	$ 830	$ 932
Videotron Ltd. 144A 5.375%, 6/15/24(1)	463	511
Ziggo B.V. 144A 5.500%, 1/15/27(1)	2,650	2,766
		74,847

Consumer Discretionary—19.2%
Academy Ltd. 144A 6.000%, 11/15/27(1)	1,750	1,833
Allison Transmission, Inc. 144A 3.750%, 1/30/31(1)	1,915	1,959
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	1,760	1,852
Bed Bath & Beyond, Inc. 4.915%, 8/1/34(2)	1,024	911
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	2,420	2,577
Carnival Corp. 144A 11.500%, 4/1/23(1)	2,535	2,931
Century Communities, Inc.
5.875%, 7/15/25	990	1,030
6.750%, 6/1/27	2,075	2,216
Churchill Downs, Inc. 144A 5.500%, 4/1/27(1)	1,765	1,869
FirstCash, Inc. 144A 4.625%, 9/1/28(1)	1,742	1,797
Ford Motor Co. 9.000%, 4/22/25	2,290	2,814
Ford Motor Credit Co. LLC
5.584%, 3/18/24	525	566
5.125%, 6/16/25	3,257	3,541
Hasbro, Inc.
6.350%, 3/15/40	696	897
5.100%, 5/15/44	745	851
Hilton Grand Vacations Borrower LLC 6.125%, 12/1/24	825	864
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	2,525	2,689
L Brands, Inc.
6.750%, 7/1/36	705	786
144A 9.375%, 7/1/25(1)	710	873
144A 6.625%, 10/1/30(1)	1,095	1,218
Liberty Interactive LLC 8.250%, 2/1/30	2,485	2,786
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	4,566	4,635
MGM Resorts International 7.750%, 3/15/22	355	378
Michaels Stores, Inc. 144A 4.750%, 10/1/27(1)	2,070	2,122
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	1,710	1,756
Newell Brands, Inc. 6.000%, 4/1/46	440	561
Nordstrom, Inc.
4.000%, 3/15/27	780	773
4.375%, 4/1/30	3,810	3,751
Penn National Gaming, Inc. 144A 5.625%, 1/15/27(1)	1,580	1,649
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Prime Security Services Borrower LLC
144A 5.250%, 4/15/24(1)	$ 761	$ 812
144A 5.750%, 4/15/26(1)	1,765	1,933
QVC, Inc.
4.750%, 2/15/27	1,005	1,078
5.450%, 8/15/34	2,775	2,886
Royal Caribbean Cruises Ltd. 144A 10.875%, 6/1/23(1)	1,520	1,730
Sally Holdings LLC 144A 8.750%, 4/30/25(1)	1,108	1,230
Shea Homes LP
144A 4.750%, 2/15/28(1)	2,039	2,110
144A 4.750%, 4/1/29(1)	1,635	1,680
Six Flags Entertainment Corp. 144A 5.500%, 4/15/27(1)(2)	1,460	1,500
Sonic Automotive, Inc. 6.125%, 3/15/27	138	145
TRI Pointe Group, Inc. 5.875%, 6/15/24	1,030	1,124
William Carter Co. (The) 144A 5.625%, 3/15/27(1)	963	1,014
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	1,795	1,930
Wyndham Destinations, Inc.
4.250%, 3/1/22	809	827
144A 6.625%, 7/31/26(1)	1,269	1,453
		73,937

Consumer Staples—1.7%
Kraft Heinz Foods Co. 144A 4.625%, 10/1/39(1)	1,360	1,517
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(1)	3,170	3,254
Vector Group Ltd. 144A 6.125%, 2/1/25(1)	1,815	1,845
		6,616

Energy—7.5%
ChampionX Corp. 6.375%, 5/1/26	730	737
DCP Midstream Operating LP 5.125%, 5/15/29	868	963
Energy Transfer Operating LP 5.800%, 6/15/38	1,345	1,543
EQM Midstream Partners LP
5.500%, 7/15/28	595	650
6.500%, 7/15/48	950	986
144A 6.500%, 7/1/27(1)	826	930
EQT Corp.
7.875%, 2/1/25	430	490
8.750%, 2/1/30	870	1,064
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(3)	49	44
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	1,050	1,074
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	1,877	1,910
New Fortress Energy, Inc. 144A 6.750%, 9/15/25(1)	1,050	1,112
Occidental Petroleum Corp.
8.000%, 7/15/25	778	886
	Par Value	Value

Energy—continued
5.875%, 9/1/25	$1,895	$ 2,018
5.500%, 12/1/25	76	79
6.125%, 1/1/31	901	964
6.450%, 9/15/36	1,280	1,340
Parkland Corp. 144A 5.875%, 7/15/27(1)	1,515	1,638
Petroleos Mexicanos
6.875%, 8/4/26	1,108	1,210
144A 6.875%, 10/16/25(1)(2)	835	914
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,665	1,732
144A 7.500%, 7/15/38(1)	355	391
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	693	672
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	789	741
USA Compression Partners LP 6.875%, 4/1/26	918	959
Western Midstream Operating LP
4.750%, 8/15/28	1,060	1,102
6.250%, 2/1/50	1,070	1,177
WPX Energy, Inc. 5.250%, 10/15/27	1,625	1,722
		29,048

Financials—15.6%
Aircastle Ltd. 4.250%, 6/15/26	1,160	1,221
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	8,450	8,658
CCO Holdings LLC 144A 5.000%, 2/1/28(1)	950	1,005
Cimpress plc 144A 7.000%, 6/15/26(1)	4,355	4,578
Credit Acceptance Corp.
6.625%, 3/15/26	560	596
144A 5.125%, 12/31/24(1)	1,010	1,050
Dell International LLC 144A 8.350%, 7/15/46(1)	1,855	2,803
Delta Air Lines, Inc.
144A 4.500%, 10/20/25(1)	1,680	1,795
144A 4.750%, 10/20/28(1)	1,720	1,877
Freedom Mortgage Corp. 144A 7.625%, 5/1/26(1)	905	957
GrafTech Finance, Inc. 144A 4.625%, 12/15/28(1)	450	456
HAT Holdings I LLC 144A 3.750%, 9/15/30(1)	230	239
Hilcorp Energy I LP 144A 5.750%, 10/1/25(1)	780	789
ILFC E-Capital Trust I 144A 3.230%, 12/21/65(1)(4)	1,390	931
Markel Corp. 6.000% (5)	3,215	3,557
MGIC Investment Corp. 5.250%, 8/15/28	3,349	3,584
Nationstar Mortgage Holdings, Inc.
144A 6.000%, 1/15/27(1)	3,490	3,704
144A 5.500%, 8/15/28(1)	3,115	3,279
144A 5.125%, 12/15/30(1)	448	468
New Residential Investment Corp. 144A 6.250%, 10/15/25(1)	1,485	1,492

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
OneMain Finance Corp.
6.875%, 3/15/25	$2,832	$ 3,289
4.000%, 9/15/30	1,875	1,946
PennyMac Financial Services, Inc. 144A 5.375%, 10/15/25(1)	1,781	1,883
Quicken Loans LLC 144A 3.625%, 3/1/29(1)	3,660	3,733
Radian Group, Inc.
4.500%, 10/1/24	1,078	1,137
4.875%, 3/15/27	2,168	2,381
Societe Generale SA 144A 5.375% (1)(5)	1,785	1,893
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	867	824
		60,125

Health Care—7.8%
Bausch Health Cos., Inc. 144A 7.000%, 3/15/24(1)	900	926
Charles River Laboratories International, Inc. 144A 5.500%, 4/1/26(1)	900	943
DaVita, Inc. 144A 3.750%, 2/15/31(1)	3,755	3,813
Encompass Health Corp.
4.500%, 2/1/28	1,120	1,170
4.750%, 2/1/30	1,895	2,030
4.625%, 4/1/31	217	232
HCA, Inc. 5.375%, 2/1/25	2,080	2,339
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(1)	550	565
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	920	982
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(1)	3,080	3,242
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	1,801	1,954
Syneos Health, Inc. 144A 3.625%, 1/15/29(1)	1,843	1,848
Tenet Healthcare Corp.
4.625%, 7/15/24	2,455	2,516
144A 5.125%, 11/1/27(1)	1,463	1,549
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24	2,625	2,783
6.750%, 3/1/28(2)	2,055	2,325
Varex Imaging Corp. 144A 7.875%, 10/15/27(1)	760	809
		30,026

Industrials—6.2%
AECOM 5.875%, 10/15/24	1,405	1,567
Delta Air Lines, Inc. 144A 7.000%, 5/1/25(1)	3,070	3,544
Griffon Corp. 5.750%, 3/1/28	1,707	1,806
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26	701	724
IAA, Inc. 144A 5.500%, 6/15/27(1)	535	567
	Par Value	Value

Industrials—continued
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	$ 720	$ 778
Spirit AeroSystems, Inc.
3.850%, 6/15/26	320	336
144A 5.500%, 1/15/25(1)	2,153	2,271
Spirit Loyalty Cayman Ltd. 144A 8.000%, 9/20/25(1)	990	1,109
Stericycle, Inc. 144A 3.875%, 1/15/29(1)	24	25
TransDigm, Inc.
144A 6.250%, 3/15/26(1)	3,395	3,616
5.500%, 11/15/27	825	867
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	1,725	1,863
Univar Solutions USA, Inc. 144A 5.125%, 12/1/27(1)	1,284	1,356
Vizient, Inc. 144A 6.250%, 5/15/27(1)	732	787
Wabash National Corp. 144A 5.500%, 10/1/25(1)	670	683
WESCO Distribution, Inc.
144A 7.125%, 6/15/25(1)	161	177
144A 7.250%, 6/15/28(1)	790	898
XPO Logistics, Inc. 144A 6.750%, 8/15/24(1)	970	1,031
		24,005

Information Technology—5.8%
Alliance Data Systems Corp.
144A 4.750%, 12/15/24(1)	2,645	2,671
144A 7.000%, 1/15/26(1)	2,575	2,724
ams AG 144A 7.000%, 7/31/25(1)	1,620	1,758
Dell International LLC
144A 7.125%, 6/15/24(1)	1,180	1,224
144A 8.100%, 7/15/36(1)	1,895	2,800
Plantronics, Inc. 144A 5.500%, 5/31/23(1)	870	872
Sabre GLBL, Inc. 144A 9.250%, 4/15/25(1)	716	852
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	1,504	1,594
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	1,475	1,575
Unisys Corp. 144A 6.875%, 11/1/27(1)	850	929
ViaSat, Inc.
144A 5.625%, 9/15/25(1)	1,721	1,760
144A 6.500%, 7/15/28(1)	1,655	1,791
Xerox Holdings Corp. 144A 5.000%, 8/15/25(1)	1,695	1,804
		22,354

Materials—4.4%
Ardagh Packaging Finance plc
144A 5.250%, 4/30/25(1)	1,530	1,614
144A 4.125%, 8/15/26(1)	240	251
Chemours Co. (The) 144A 5.750%, 11/15/28(1)	1,635	1,668
Cleveland-Cliffs, Inc. 144A 9.875%, 10/17/25(1)	1,650	1,941

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Materials—continued
Freeport-McMoRan, Inc.
5.400%, 11/14/34	$ 605	$ 757
5.450%, 3/15/43	980	1,220
HB Fuller Co. 4.250%, 10/15/28	1,710	1,753
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(1)	37	37
Sealed Air Corp.
144A 5.500%, 9/15/25(1)	720	806
144A 6.875%, 7/15/33(1)	400	528
Summit Materials LLC
144A 5.125%, 6/1/25(1)	1,000	1,017
144A 6.500%, 3/15/27(1)	660	701
144A 5.250%, 1/15/29(1)	445	467
US Concrete, Inc. 144A 5.125%, 3/1/29(1)	3,855	3,971
		16,731

Real Estate—3.6%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	4,027	3,973
GLP Capital LP 5.250%, 6/1/25	910	1,024
Howard Hughes Corp. (The) 144A 5.375%, 3/15/25(1)	850	877
Iron Mountain, Inc.
144A 4.875%, 9/15/29(1)	1,691	1,784
144A 4.500%, 2/15/31(1)	956	1,001
SBA Communications Corp. 144A 3.875%, 2/15/27(1)	3,911	4,108
VICI Properties LP 144A 4.250%, 12/1/26(1)	1,160	1,203
		13,970

Utilities—1.9%
DCP Midstream Operating LP 5.375%, 7/15/25	1,505	1,654
NextEra Energy Operating Partners LP 144A 4.250%, 7/15/24(1)	1,920	2,054
PG&E Corp.
5.000%, 7/1/28	1,680	1,789
5.250%, 7/1/30	1,641	1,805
		7,302

Total Corporate Bonds and Notes (Identified Cost $339,059)		358,961

Leveraged Loans(4)—2.3%
Consumer Non-Durables—0.1%
Coty, Inc. Tranche A (1 month LIBOR + 1.750%) 1.902%, 4/5/23	456	430
Energy—0.4%
BCP Raptor II LLC (1 month LIBOR + 4.750%) 4.896%, 11/3/25	822	736
	Par Value	Value

Energy—continued
BCP Raptor LLC (1 month LIBOR + 4.250%) 5.250%, 6/24/24	$ 821	$ 750
		1,486

Financial—0.0%
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 3.250%, 6/30/22(6)	354	108
Healthcare—1.0%
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 0.000%, 6/30/25	1,900	1,905
Kindred Healthcare LLC (1 month LIBOR + 5.000%) 0.000%, 7/2/25(7)	1,895	1,890
		3,795

Information Technology—0.3%
SolarWinds Holdings, Inc. 2018 (3 month LIBOR + 2.750%) 0.000%, 2/5/24(7)	994	948
Media / Telecom - Telecommunications—0.5%
Cincinnati Bell, Inc. Tranche B (3 month LIBOR + 3.250%) 0.000%, 10/2/24(7)	1,895	1,894
Total Leveraged Loans (Identified Cost $8,932)		8,661

	Shares
Common Stock—0.0%
Energy—0.0%
Templar Energy LLC Class A(3)(8)	134,055	18
Total Common Stock (Identified Cost $4,781)		18

Total Long-Term Investments—95.4% (Identified Cost $352,772)		367,640

Short-Term Investments—3.2%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(9)	8,256,236	8,256
Total Money Market Mutual Fund (Identified Cost $8,256)		8,256

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Shares	Value

Securities Lending Collateral—1.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(9)(10)	4,204,323	$ 4,204
Total Securities Lending Collateral (Identified Cost $4,204)		4,204

Total Short-Term Investments (Identified Cost $12,460)		12,460

TOTAL INVESTMENTS—98.6% (Identified Cost $365,232)		$380,100
Other assets and liabilities, net—1.4%		5,496
NET ASSETS—100.0%		$385,596

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $243,057 or 63.0% of net assets.
(2)	All or a portion of security is on loan.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	No contractual maturity date.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Non-income producing.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	89%
Netherlands	4
Luxembourg	2
Ireland	1
France	1
Canada	1
Other	2
Total	100%
† % of total investments as of December 31, 2020.

The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$358,961	$ —	$358,917	$44
Leveraged Loans	8,661	—	8,661	—
Equity Securities:
Common Stock	18	—	—	18
Securities Lending Collateral	4,204	4,204	—	—
Money Market Mutual Fund	8,256	8,256	—	—
Total Investments	$380,100	$12,460	$367,578	$62
Securities held by the Fund with an end of period value of $108 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—98.1%
Alabama—0.6%
Jefferson County, Sales Tax Revenue 5.000%, 9/15/33	$1,500	$ 1,841
Arizona—3.5%
Salt River Project Agricultural Improvement & Power District Revenue
5.000%, 1/1/26	500	598
5.000%, 1/1/27	2,000	2,467
5.000%, 1/1/28	1,000	1,266
5.000%, 1/1/30	1,750	2,398
5.000%, 12/1/32	3,020	3,602
		10,331

California—12.1%
California County Tobacco Securitization Agency Revenue
5.000%, 6/1/24	100	116
5.000%, 6/1/25	200	240
5.000%, 6/1/27	100	128
5.000%, 6/1/28	100	131
California State Public Works Board
5.000%, 2/1/27	3,000	3,611
5.000%, 2/1/30	2,000	2,548
5.000%, 2/1/31	2,000	2,593
California, State of, General Obligation 5.000%, 4/1/37	4,000	4,563
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/33	1,940	2,457
Port of Oakland 5.000%, 5/1/27	2,750	3,423
San Diego County Water Authority
5.000%, 5/1/26	2,250	2,796
5.000%, 5/1/28	1,700	2,235
5.000%, 5/1/29	2,000	2,694
5.000%, 5/1/30	4,000	5,505
5.000%, 5/1/31	1,000	1,408
Southern California Public Power Authority Revenue 5.000%, 4/1/24	1,500	1,713
		36,161

Colorado—2.0%
E-470 Public Highway Authority
5.000%, 9/1/26	550	686
5.000%, 9/1/34	1,000	1,330
5.000%, 9/1/40	1,500	1,710
Regional Transportation District
Sales Tax Revenue 5.000%, 1/15/27	900	1,114
Sales Tax Revenue 5.000%, 7/15/27	1,025	1,281
		6,121

Connecticut—1.5%
Connecticut, State of, General Obligation 4.000%, 1/15/29	1,350	1,676
State of Connecticut Special Tax Revenue
5.000%, 5/1/25	825	985
	Par Value	Value

Connecticut—continued
5.000%, 5/1/26	$1,000	$ 1,235
4.000%, 5/1/39	500	590
		4,486

District of Columbia—1.2%
District of Columbia, General Obligation 5.000%, 6/1/31	2,825	3,543
Florida—1.0%
Greater Orlando Aviation Authority Revenue 5.000%, 10/1/25	2,500	3,005
Georgia—0.4%
Atlanta, City of, Department of Aviation Revenue 5.000%, 1/1/28	1,000	1,133
Hawaii—0.1%
Hawaii, State of,
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	60	65
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	160	174
		239

Illinois—10.5%
Chicago O’Hare International Airport Revenue,
Senior Lien 5.000%, 1/1/26	2,000	2,400
Senior Lien 5.000%, 1/1/29	1,595	2,075
Senior Lien 5.000%, 1/1/30	1,500	1,982
Senior Lien 4.000%, 1/1/35	1,000	1,185
Du Page County, 3.000%, 5/15/47	1,000	1,021
Illinois Finance Authority Revenue
5.000%, 7/1/28	2,605	3,303
5.000%, 1/1/31	3,800	5,301
4.000%, 1/1/32	5,000	6,417
4.000%, 7/1/37	4,000	4,977
Illinois State Toll Highway Authority 5.000%, 1/1/39	2,000	2,621
		31,282

Maryland—8.1%
Anne Arundel County, General Obligation 5.000%, 10/1/30	2,615	3,270
Maryland, State of, General Obligation 5.000%, 3/15/31	3,500	4,546
Prince George’s County,
General Obligation 5.000%, 7/15/30	4,000	5,264
General Obligation 5.000%, 7/15/31	5,515	7,228
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Maryland—continued
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	$3,000	$ 3,833
		24,141

Michigan—1.6%
Michigan, State of,
General Obligation 5.000%, 5/15/31	2,000	2,757
General Obligation 5.000%, 5/15/32	1,500	2,057
		4,814

Minnesota—3.5%
Edina Independent School District No. 273, General Obligation (SD CRED PROG Insured) 5.000%, 2/1/30	4,700	5,568
Minnesota, State of, General Obligation 5.000%, 8/1/29	4,000	4,835
		10,403

New Jersey—1.6%
New Jersey, State of,
Sales Tax Revenue 5.000%, 6/1/29	1,250	1,619
Sales Tax Revenue 4.000%, 6/1/30	1,500	1,837
Sales Tax Revenue 4.000%, 6/1/31	1,000	1,236
		4,692

New York—7.4%
Monroe County Industrial Development Corp.
5.000%, 12/1/26	700	864
5.000%, 12/1/27	1,200	1,511
5.000%, 12/1/29	725	945
5.000%, 12/1/30	500	659
New York, City of, General Obligation 5.000%, 8/1/26	1,000	1,247
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 2/1/30	6,400	6,710
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	4,000	4,556
New York City Water & Sewer System Revenue 5.000%, 6/15/29	2,050	2,671
New York State Dormitory Authority, Sales Tax Revenue 5.000%, 3/15/28	2,500	2,850
		22,013

North Carolina—0.9%
County of Mecklenburg, General Obligation 5.000%, 3/1/28	2,000	2,640
North Dakota—1.2%
North Dakota Public Finance Authority Revenue 5.000%, 10/1/28	3,000	3,514
	Par Value	Value

Ohio—3.2%
Ohio, State of, General Obligation 5.000%, 6/15/32	$7,735	$ 9,486
Oklahoma—0.9%
Oklahoma Water Resources Board
5.000%, 4/1/28	850	1,120
5.000%, 4/1/30	600	828
4.000%, 4/1/33	525	660
		2,608

Oregon—1.1%
Hillsboro School District No. 1J, General Obligation (SCH BD GTY Insured) 5.000%, 6/15/31	1,000	1,265
Portland, Port of, Airport Revenue
5.000%, 7/1/26	750	916
5.000%, 7/1/30	1,000	1,209
		3,390

South Carolina—0.9%
South Carolina Public Service Authority
5.000%, 12/1/31	1,000	1,360
5.000%, 12/1/32	1,000	1,351
		2,711

Tennessee—1.9%
Tennessee, State of,
General Obligation 5.000%, 8/1/28	1,595	1,935
General Obligation 5.000%, 9/1/30	3,005	3,872
		5,807

Texas—14.3%
Austin, City of, General Obligation 5.000%, 9/1/28	1,150	1,529
Brazosport Independent School District
General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	1,400	1,786
General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,080	1,416
Central Texas Regional Mobility Authority
Revenue 5.000%, 1/1/25	950	1,092
Senior Lien 5.000%, 1/1/29	500	650
Senior Lien 5.000%, 1/1/30	1,300	1,728
Senior Lien 5.000%, 1/1/32	1,200	1,572
Senior Lien 5.000%, 1/1/35	500	646
Senior Lien 4.000%, 1/1/36	500	595
Senior Lien 4.000%, 1/1/37	1,250	1,479
Comal Independent School District
General Obligation (PSF-GTD Insured) 5.000%, 2/1/26	1,000	1,238

See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Texas—continued
General Obligation (PSF-GTD Insured) 5.000%, 2/1/29	$1,250	$ 1,680
Cypress-Fairbanks Independent School District
General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	1,500	1,915
General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,500	1,967
Dallas, City of, Fort Worth International Airport Revenue,
5.000%, 11/1/26	1,000	1,252
4.000%, 11/1/45	1,000	1,180
Dallas, City of, Waterworks & Sewer System Revenue 5.000%, 10/1/31	6,845	8,449
Fort Worth, City of, General Obligation 5.000%, 3/1/26	1,510	1,871
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Revenue 4.500%, 6/1/30	1,040	1,348
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/31	500	651
Northwest Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	2,600	3,113
San Antonio, City of, Electric & Gas Systems Revenue 5.000%, 2/1/26	1,000	1,237
Texas Water Development Board Revenue 5.000%, 4/15/26	900	1,121
Texas, State of, General Obligation 5.000%, 8/1/27	2,540	2,957
		42,472

Virginia—2.9%
County of Fairfax, General Obligation (State AID Withholding Insured) 5.000%, 10/1/28	1,000	1,341
Virginia College Building Authority Revenue 5.000%, 2/1/29	4,750	5,844
Virginia Public Building Authority Revenue 5.000%, 8/1/28	1,000	1,328
		8,513

Washington—11.0%
Energy Northwest Revenue
5.000%, 7/1/33	1,570	1,975
5.000%, 7/1/34	8,000	9,479
University of Washington
5.000%, 4/1/27	700	890
5.000%, 4/1/28	2,000	2,612
5.000%, 4/1/29	1,750	2,339
5.000%, 4/1/30	1,000	1,367
5.000%, 4/1/31	750	1,017
5.000%, 4/1/32	500	675
Washington, State of,
General Obligation 5.000%, 6/1/29	1,250	1,675
General Obligation 5.000%, 8/1/29	2,045	2,618
General Obligation 5.000%, 2/1/30	5,000	6,106
	Par Value	Value

Washington—continued
General Obligation 5.000%, 6/1/33	$ 500	$ 672
General Obligation 5.000%, 6/1/36	1,000	1,330
		32,755

Wisconsin—4.7%
Milwaukee, City of, General Obligation 5.000%, 4/1/28	3,185	4,123
Public Finance Authority
5.000%, 6/1/27	300	377
5.000%, 6/1/28	500	639
5.000%, 6/1/29	700	911
5.000%, 6/1/30	1,000	1,322
Wisconsin, State of,
General Obligation 5.000%, 5/1/26	1,000	1,242
General Obligation 5.000%, 5/1/27	2,000	2,560
General Obligation 5.000%, 5/1/29	1,000	1,343
General Obligation 5.000%, 5/1/30	1,000	1,373
		13,890

Total Municipal Bonds (Identified Cost $279,936)		291,991

Total Long-Term Investments—98.1% (Identified Cost $279,936)		291,991

	Shares
Short-Term Investment—15.2%
Money Market Mutual Fund—15.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	45,112,257	45,112
Total Short-Term Investment (Identified Cost $45,112)		45,112

TOTAL INVESTMENTS—113.3% (Identified Cost $325,048)		$337,103
Other assets and liabilities, net—(13.3)%		(39,502)
NET ASSETS—100.0%		$297,601

Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty
SD CRED PROG	State Credit Enhancement Program

Footnote Legend:
(1)	At December 31, 2020, 7.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$291,991	$ —	$291,991
Money Market Mutual Fund	45,112	45,112	—
Total Investments	$337,103	$45,112	$291,991
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—42.8%
U.S. Treasury Notes
1.750%, 5/31/22	$ 473	$ 484
2.000%, 10/31/22	718	743
0.500%, 3/15/23	1,791	1,805
0.125%, 8/15/23	3,266	3,264
0.125%, 12/15/23	426	425
Total U.S. Government Securities (Identified Cost $6,679)		6,721

Mortgage-Backed Securities—14.3%
Agency—10.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates KJ27, A1 2.092%, 7/25/24	294	304
Federal Home Loan Mortgage Corp. REMIC
4309, B 3.000%, 8/15/39	78	79
4612, HA 2.500%, 5/15/41	150	151
Federal National Mortgage Association REMIC
2014-74, AE 3.000%, 9/25/40	142	147
2017-33, DA 3.500%, 7/25/43	186	192
2018-76, NA 3.500%, 7/25/43	563	579
Government National Mortgage Association II 2013-23, VU 2.500%, 11/20/42	128	134
		1,586

Non-Agency—4.2%
COMM Mortgage Trust
2013-WWP, D 144A 3.898%, 3/10/31(1)	170	182
2012-CR2, A3 144A 2.841%, 8/15/45(1)	100	102
2012-CR5, A3 2.540%, 12/10/45	73	75
2013-CR7, A4 3.213%, 3/10/46	111	116
FRESB Mortgage Trust 2016-SB17, A5H 2.160%, 5/25/36(2)	88	88
Goldman Sachs Mortgage Securities Corp. II 2012-BWTR, A 144A 2.954%, 11/5/34(1)	100	100
		663

Total Mortgage-Backed Securities (Identified Cost $2,218)		2,249

Asset-Backed Securities—6.2%
Automobiles—3.2%
BMW Vehicle Owner Trust 2019-A, A3 1.920%, 1/25/24	100	102
Ford Credit Auto Owner Trust 2020-B, A3 0.560%, 10/15/24	155	156
	Par Value	Value

Automobiles—continued
Mercedes-Benz Master Owner Trust 2019-BA, A 144A 2.610%, 5/15/24(1)	$ 100	$ 103
Nissan Master Owner Trust Receivables 2019-B, A (1 month LIBOR + 0.430%) 0.589%, 11/15/23(2)	140	140
		501

Credit Card—3.0%
Barclays Dryrock Issuance Trust 2019-1, A 1.960%, 5/15/25	145	149
Citibank Credit Card Issuance Trust 2018-A4, A4 (1 month LIBOR + 0.340%) 0.493%, 6/7/25(2)	205	205
Discover Card Execution Note Trust 2019-A3, A 1.890%, 10/15/24	65	67
World Financial Network Credit Card Master Trust 2016-A, M 2.330%, 4/15/25	50	50
		471

Total Asset-Backed Securities (Identified Cost $960)		972

Corporate Bonds and Notes—35.8%
Consumer Discretionary—2.8%
Daimler Finance North America LLC 144A 3.000%, 2/22/21(1)	200	201
Ford Motor Co. 8.500%, 4/21/23	145	164
Ralph Lauren Corp. 1.700%, 6/15/22	81	82
		447

Consumer Staples—1.1%
Estee Lauder Cos., Inc. (The) 1.700%, 5/10/21	178	179
Energy—5.0%
EOG Resources, Inc. 2.625%, 3/15/23	155	162
Exxon Mobil Corp. 1.571%, 4/15/23	282	290
HollyFrontier Corp. 2.625%, 10/1/23	157	160
Marathon Petroleum Corp. 4.500%, 5/1/23	160	174
		786

Financials—12.2%
Barclays plc 1.007%, 12/10/24	200	201
BP Capital Markets America, Inc. 2.937%, 4/6/23	107	113
Credit Suisse AG 2.800%, 4/8/22	250	258
General Motors Financial Co., Inc. 1.700%, 8/18/23	164	168
PACCAR Financial Corp. 2.800%, 3/1/21	86	86
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Royal Bank of Canada 1.600%, 4/17/23	$ 129	$ 133
State Street Corp. 2.825%, 3/30/23	187	193
Swedbank AB 144A 0.600%, 9/25/23(1)	202	202
Truist Bank 2.800%, 5/17/22	77	80
UBS AG 144A 1.750%, 4/21/22(1)	206	210
USAA Capital Corp. 144A 1.500%, 5/1/23(1)	270	277
		1,921

Health Care—2.1%
AbbVie, Inc. 2.300%, 11/21/22	216	224
Bristol-Myers Squibb Co. 2.600%, 5/16/22	104	107
		331

Industrials—8.9%
Boeing Co. (The) 4.508%, 5/1/23	378	408
Carrier Global Corp. 1.923%, 2/15/23	200	206
Eaton Corp. 2.750%, 11/2/22	160	167
General Electric Co. 2.700%, 10/9/22	156	163
Honeywell International, Inc. 0.483%, 8/19/22	280	280
Park Aerospace Holdings Ltd. 144A 4.500%, 3/15/23(1)	162	170
		1,394

Information Technology—0.9%
Intuit, Inc. 0.650%, 7/15/23	132	133
Materials—0.9%
Newmont Corp. 3.700%, 3/15/23	140	148
Utilities—1.9%
Pacific Gas and Electric Co. 1.750%, 6/16/22	123	123
	Par Value	Value

	Utilities—continued
Southern Co. (The) 2.950%, 7/1/23	$ 159	$ 169
		292

	Total Corporate Bonds and Notes (Identified Cost $5,478)	5,631

	Total Long-Term Investments—99.1% (Identified Cost $15,335)	15,573

	TOTAL INVESTMENTS—99.1% (Identified Cost $15,335)	$15,573
	Other assets and liabilities, net—0.9%	141
	NET ASSETS—100.0%	$15,714

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
REMIC	Real Estate Mortgage Investment Conduit

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $1,547 or 9.8% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Country Weightings (Unaudited)†
United States	93%
Switzerland	3
Sweden	1
United Kingdom	1
Cayman Islands	1
Canada	1
Total	100%
† % of total investments as of December 31, 2020.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 972	$ 972
Corporate Bonds and Notes	5,631	5,631
Mortgage-Backed Securities	2,249	2,249
U.S. Government Securities	6,721	6,721
Total Investments	$15,573	$15,573
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—88.0%
Arizona—4.4%
Salt River Project Agricultural Improvement & Power District Revenue 5.000%, 1/1/26	$500	$ 598
California—5.1%
California County Tobacco Securitization Agency Revenue 5.000%, 6/1/26	100	124
Southern California Public Power Authority Revenue 5.000%, 4/1/24	500	571
		695

Colorado—7.7%
Colorado, City of, Springs Co. Utilities System Revenue 0.080%, 11/1/41(2)	500	500
E-470 Public Highway Authority 5.000%, 9/1/26	450	561
		1,061

Connecticut—3.1%
Connecticut, State of, Special Tax Revenue 5.000%, 5/1/22	400	425
Florida—4.4%
Greater Orlando Aviation Authority Revenue 5.000%, 10/1/25	500	601
Georgia—4.3%
Atlanta, City of, Department of Aviation Revenue 5.000%, 1/1/28	250	283
Forsyth County School District General Obligation 5.000%, 2/1/26	250	310
		593

Maryland—3.6%
Maryland Health & Higher Educational Facilities Authority 0.070%, 4/1/35(2)	500	500
New Jersey—4.5%
New Jersey, State of, General Obligation 5.000%, 6/1/26	500	612
New York—15.5%
Long Island Power Authority Revenue 5.000%, 9/1/26	650	817
Monroe County Industrial Development Corp. 5.000%, 12/1/26	300	370
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 8/1/22	665	715
New York City Water & Sewer System Revenue 5.000%, 6/15/25	200	228
		2,130

	Par Value	Value

North Carolina—5.1%
Charlotte, City of, Water & Sewer System Revenue 0.070%, 7/1/36(2)	$700	$ 700
Oregon—4.0%
Multnomah County School District No. 1 General Obligation (SCH BD GTY Insured) 5.000%, 6/15/25	450	544
Texas—13.7%
Central Texas Regional Mobility Authority Revenue 5.000%, 1/1/25	300	345
North Texas Tollway Authority,
Toll Highway Revenue 5.000%, 1/1/25	625	681
Toll Highway Revenue 5.000%, 1/1/26	500	545
Texas Water Development Board Revenue 5.000%, 4/15/26	250	312
		1,883

Utah—5.9%
University of Utah Revenue 5.000%, 8/1/26	250	315
Utah County, Revenue 0.110%, 5/15/51(2)	500	500
		815

Washington—6.7%
University of Washington 5.000%, 4/1/27	300	382
Washington, State of, General Obligation 5.000%, 7/1/22	500	536
		918

Total Municipal Bonds (Identified Cost $11,818)		12,075

Total Long-Term Investments—88.0% (Identified Cost $11,818)		12,075

	Shares
Short-Term Investment—13.5%
Money Market Mutual Fund—13.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	1,854,381	1,854
Total Short-Term Investment (Identified Cost $1,854)		1,854

TOTAL INVESTMENTS—101.5% (Identified Cost $13,672)		$13,929
Other assets and liabilities, net—(1.5)%		(206)
NET ASSETS—100.0%		$13,723

Abbreviation:
SCH BD GTY	School Bond Guaranty
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	At December 31, 2020, 3.9% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$12,075	$ —	$12,075
Money Market Mutual Fund	1,854	1,854	—
Total Investments	$13,929	$1,854	$12,075
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—39.5%
U.S. Treasury Bills 0.000%, 2/25/21	$ 67,600	$ 67,593
U.S. Treasury Bonds 1.375%, 8/15/50	28,834	26,942
U.S. Treasury Notes
1.250%, 3/31/21	8,085	8,106
2.750%, 8/15/21	7,589	7,713
1.750%, 5/31/22	15,975	16,343
1.375%, 6/30/23	33,433	34,454
0.500%, 3/31/25	4,477	4,518
0.250%, 9/30/25	2,761	2,750
0.875%, 11/15/30	2,184	2,175
Total U.S. Government Securities (Identified Cost $170,025)		170,594

Mortgage-Backed Securities—20.9%
Agency—17.7%
Federal Home Loan Mortgage Corp.
Pool #C04123 4.000%, 7/1/42	543	592
Pool #G60019 4.500%, 3/1/44	645	721
Pool #Q31645 4.000%, 2/1/45	1,426	1,538
Pool #Q35611 4.000%, 9/1/45	2,154	2,332
Pool #V81992 4.000%, 10/1/45	1,333	1,450
Pool #G60661 4.000%, 7/1/46	1,946	2,103
Pool #Q42921 3.500%, 9/1/46	1,989	2,149
Pool #Q51758 3.500%, 10/1/47	344	365
Pool #Q52115 3.500%, 11/1/47	158	168
Pool #ZM5226 3.500%, 12/1/47	1,812	1,963
Pool #Q53881 4.500%, 1/1/48	2,238	2,468
Pool #Q61680 4.000%, 2/1/49	1,823	1,960
Pool #QA3079 3.500%, 10/1/49	935	1,018
Pool #QA4766 3.500%, 11/1/49	1,752	1,900
Pool #SD0164 3.500%, 12/1/49	3,718	4,026
Pool #SD0176 3.500%, 12/1/49	1,518	1,603
Pool #QA6331 3.500%, 1/1/50	382	406
Pool #QA7571 3.000%, 2/1/50	2,203	2,308
Pool #QA8967 3.000%, 4/1/50	2,653	2,781
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	1,720	1,831
Pool #BO8589 3.000%, 3/1/40	318	335
	Par Value	Value

Agency—continued
Pool #AL7497 3.500%, 9/1/40	$ 816	$ 881
Pool #AW8154 3.500%, 1/1/42	746	811
Pool #BK0396 3.000%, 11/1/44	524	553
Pool #BE5050 4.000%, 9/1/45	2,378	2,620
Pool #AZ9213 4.000%, 10/1/45	588	643
Pool #AS6515 4.000%, 1/1/46	611	662
Pool #BE7213 4.000%, 4/1/47	14	15
Pool #BE3774 4.000%, 7/1/47	874	942
Pool #BH2594 3.500%, 8/1/47	1,095	1,164
Pool #BH4101 3.500%, 10/1/47	1,282	1,358
Pool #BH7058 3.500%, 12/1/47	1,653	1,751
Pool #BH9215 3.500%, 1/1/48	2,136	2,262
Pool #MA3238 3.500%, 1/1/48	819	868
Pool #BJ0650 3.500%, 3/1/48	232	245
Pool #MA3305 3.500%, 3/1/48	856	907
Pool #BN8510 3.500%, 5/1/49	633	669
Pool #BO1345 3.500%, 8/1/49	2,802	2,982
Pool #BO1351 4.000%, 8/1/49	1,242	1,337
Pool #BO2843 3.500%, 10/1/49	854	907
Pool #BO3024 3.500%, 10/1/49	1,781	1,929
Pool #BO5325 3.000%, 11/1/49	576	605
Pool #BO4386 3.500%, 11/1/49	3,990	4,227
Pool #BO8894 3.000%, 12/1/49	421	447
Pool #BP5431 3.000%, 6/1/50	941	1,000
Pool #BP5432 3.000%, 6/1/50	1,229	1,308
Pool #BQ1405 3.000%, 8/1/50	2,129	2,235
Government National Mortgage Association I Pool #BQ1140 3.000%, 11/15/49	2,335	2,433
Government National Mortgage Association II
Pool #MA4262 3.500%, 2/20/47	395	425
Pool #MA4586 3.500%, 7/20/47	1,057	1,135
Pool #MA5596 4.500%, 11/20/48	743	804
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #MA6656 3.000%, 5/20/50	$ 4,160	$ 4,352
		76,494

Non-Agency—3.2%
BB-UBS Trust
2012-SHOW, A 144A 3.430%, 11/5/36(1)	200	208
2012-SHOW, B 144A 3.882%, 11/5/36(1)	1,465	1,464
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(1)(2)	1,600	1,730
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	983	1,001
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(1)	1,445	1,666
2012-BWTR, A 144A 2.954%, 11/5/34(1)	575	574
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%) 144A 1.079%, 7/15/25(1)(2)	526	515
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	635	659
Morgan Stanley Capital I Trust 2014-150E, A 144A 3.912%, 9/9/32(1)	1,175	1,265
SBA Tower Trust 144A 1.884%, 1/15/26(1)	1,045	1,076
Wells Fargo Commercial Mortgage Trust 2013-BTC, A 144A 3.544%, 4/16/35(1)	1,320	1,331
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	2,410	2,392
		13,881

Total Mortgage-Backed Securities (Identified Cost $87,489)		90,375

Asset-Backed Securities—4.2%
Automobiles—1.2%
Ford Credit Auto Owner Trust 2020-1, A 144A 2.040%, 8/15/31(1)	2,870	3,026
Mercedes-Benz Master Owner Trust 2019-BA, A 144A 2.610%, 5/15/24(1)	635	656
Nissan Master Owner Trust Receivables 2019-A, A (1 month LIBOR + 0.560%) 0.719%, 2/15/24(2)	1,395	1,402
		5,084

Credit Card—1.8%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 0.787%, 5/15/28(2)	2,584	2,532
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.924%, 5/14/29(2)	2,710	2,713
	Par Value	Value

Credit Card—continued
Discover Card Execution Note Trust 2017-A5, A5 (1 month LIBOR + 0.600%) 0.759%, 12/15/26(2)	$ 2,365	$ 2,389
		7,634

Other—1.2%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	569	581
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(1)	982	1,023
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	1,975	2,109
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	1,425	1,434
		5,147

Total Asset-Backed Securities (Identified Cost $17,455)		17,865

Corporate Bonds and Notes—33.2%
Communication Services—1.8%
AT&T, Inc.
2.250%, 2/1/32	967	980
3.650%, 6/1/51	2,119	2,215
3.300%, 2/1/52	1,085	1,074
Comcast Corp. 2.650%, 2/1/30	1,898	2,073
Verizon Communications, Inc. 3.150%, 3/22/30	472	529
ViacomCBS, Inc. 4.200%, 5/19/32	759	914
		7,785

Consumer Discretionary—1.9%
Dollar General Corp. 3.500%, 4/3/30	990	1,136
Ford Motor Co.
8.500%, 4/21/23	488	550
9.000%, 4/22/25	2,080	2,556
9.625%, 4/22/30	712	1,005
Marriott International, Inc. 3.500%, 10/15/32	1,451	1,587
NIKE, Inc. 3.375%, 3/27/50	984	1,208
		8,042

Consumer Staples—1.2%
Coca-Cola Co. (The) 1.000%, 3/15/28	1,989	1,995
Kroger Co. (The) 3.950%, 1/15/50	1,050	1,273
Mars, Inc. 144A 2.450%, 7/16/50(1)	2,160	2,148
		5,416

Energy—5.3%
Boardwalk Pipelines LP 4.450%, 7/15/27	368	412

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
EOG Resources, Inc. 4.950%, 4/15/50	$ 1,938	$ 2,622
Exxon Mobil Corp. 4.327%, 3/19/50	1,855	2,406
HollyFrontier Corp. 4.500%, 10/1/30	1,616	1,706
Marathon Petroleum Corp.
4.500%, 5/1/23	1,377	1,495
4.700%, 5/1/25	624	715
Petroleos Mexicanos 6.875%, 8/4/26	4,142	4,525
Pioneer Natural Resources Co. 1.900%, 8/15/30	2,941	2,912
Plains All American Pipeline LP 3.800%, 9/15/30	2,580	2,772
Shell International Finance B.V. 2.375%, 4/6/25	824	884
TechnipFMC plc 3.450%, 10/1/22	243	251
Woodside Finance Ltd. 144A 4.600%, 5/10/21(1)	2,086	2,094
		22,794

Financials—9.9%
AerCap Ireland Capital DAC 6.500%, 7/15/25	3,008	3,595
Athene Holding Ltd. 3.500%, 1/15/31	1,002	1,058
Avolon Holdings Funding Ltd.
144A 5.500%, 1/15/26(1)	1,196	1,355
144A 4.250%, 4/15/26(1)	797	859
Bank of America Corp. 3.366%, 1/23/26	568	625
BP Capital Markets America, Inc. 3.633%, 4/6/30	2,981	3,466
Chubb INA Holdings, Inc. 1.375%, 9/15/30	1,905	1,901
Citigroup, Inc.
3.106%, 4/8/26	1,270	1,387
3.980%, 3/20/30	1,311	1,541
Fidelity National Financial, Inc. 3.400%, 6/15/30	792	869
Ford Motor Credit Co. LLC 4.000%, 11/13/30	2,670	2,809
General Motors Financial Co., Inc.
2.750%, 6/20/25	1,995	2,133
3.600%, 6/21/30	2,002	2,234
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	869	944
JPMorgan Chase & Co.
3.207%, 4/1/23	1,100	1,141
2.301%, 10/15/25	1,123	1,192
2.739%, 10/15/30	885	963
Lazard Group LLC 4.375%, 3/11/29	943	1,105
Morgan Stanley
3.875%, 4/29/24	579	641
3.971%, 7/22/38	944	1,162
Nationwide Financial Services, Inc. 144A 3.900%, 11/30/49(1)	1,778	1,977
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(1)	1,096	1,337
	Par Value	Value

Financials—continued
OneMain Finance Corp. 4.000%, 9/15/30	$ 2,551	$ 2,647
Schlumberger Investment S.A. 2.650%, 6/26/30	1,846	1,975
Travelers Cos., Inc. (The)
4.050%, 3/7/48	1,271	1,683
2.550%, 4/27/50	955	1,003
Truist Bank 2.250%, 3/11/30	500	524
US Bank NA 2.050%, 1/21/25	712	753
		42,879

Health Care—1.3%
AbbVie, Inc. 4.250%, 11/21/49	1,872	2,346
Bristol-Myers Squibb Co. 4.250%, 10/26/49	463	626
CommonSpirit Health 4.187%, 10/1/49	690	802
Danaher Corp. 2.600%, 10/1/50	1,725	1,788
		5,562

Industrials—4.6%
3M Co. 3.700%, 4/15/50	545	675
Baker Hughes a GE Co. LLC 4.486%, 5/1/30	1,724	2,071
Boeing Co. (The)
3.625%, 2/1/31	2,265	2,481
5.805%, 5/1/50	3,035	4,186
Carrier Global Corp. 3.577%, 4/5/50	2,034	2,255
General Dynamics Corp. 4.250%, 4/1/50	1,489	2,022
General Electric Co. 4.350%, 5/1/50	2,049	2,488
Honeywell International, Inc. 2.800%, 6/1/50	831	910
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	1,483	1,602
United Parcel Service, Inc. 4.450%, 4/1/30	783	979
		19,669

Information Technology—2.5%
Dell International LLC 144A 6.200%, 7/15/30(1)	618	803
HP, Inc.
3.000%, 6/17/27	884	975
3.400%, 6/17/30	1,446	1,608
Intel Corp. 3.100%, 2/15/60	1,924	2,114
Intuit, Inc. 0.950%, 7/15/25	1,591	1,611
NetApp, Inc.
1.875%, 6/22/25	750	783

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
2.700%, 6/22/30	$ 2,834	$ 3,043
		10,937

Materials—2.0%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	1,797	2,584
Bemis Co., Inc. 2.630%, 6/19/30	544	589
LYB International Finance III LLC 3.625%, 4/1/51	764	833
Newmont Corp.
2.250%, 10/1/30	1,254	1,319
6.250%, 10/1/39	1,269	1,918
Nucor Corp. 2.000%, 6/1/25	629	666
Packaging Corporation of America 4.050%, 12/15/49	532	659
		8,568

Utilities—2.7%
Berkshire Hathaway Energy Co. 144A 2.850%, 5/15/51(1)	1,688	1,733
Boardwalk Pipelines LP 3.400%, 2/15/31	700	730
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	1,751	1,948
Consolidated Edison Co. of New York, Inc. 3.950%, 4/1/50	995	1,210
Dominion Energy, Inc. 3.375%, 4/1/30	1,245	1,417
Pacific Gas and Electric Co. 2.500%, 2/1/31	948	950
Southern Co. (The) 3.700%, 4/30/30	2,380	2,755
Transcontinental Gas Pipe Line Co. LLC 3.950%, 5/15/50	915	1,033
		11,776

Total Corporate Bonds and Notes (Identified Cost $128,359)		143,428

Total Long-Term Investments—97.8% (Identified Cost $403,328)		422,262

TOTAL INVESTMENTS—97.8% (Identified Cost $403,328)		$422,262
Other assets and liabilities, net—2.2%		9,469
NET ASSETS—100.0%		$431,731
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $32,624 or 7.6% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Country Weightings (Unaudited)†
United States	95%
Australia	1
Mexico	1
Ireland	1
Cayman Islands	1
Luxembourg	1
Total	100%
† % of total investments as of December 31, 2020.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 17,865	$ 17,865
Corporate Bonds and Notes	143,428	143,428
Mortgage-Backed Securities	90,375	90,375
U.S. Government Securities	170,594	170,594
Total Investments	$422,262	$422,262
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—92.1%
Agency—92.1%
Federal Home Loan Mortgage Corp.
Pool #WV0004 (1 month LIBOR + 0.330%) 1.433%, 1/1/30(1)	$13,950	$ 13,942
Pool #RD5035 2.500%, 9/1/30	10,466	10,964
Pool #RD5039 2.000%, 10/1/30	2,996	3,135
Pool #RD5041 2.500%, 10/1/30	1,507	1,579
Pool #RD5051 2.500%, 12/1/30	2,419	2,546
Pool #G15762 3.000%, 1/1/31	2,511	2,699
Pool #RC1375 2.500%, 7/1/31	1,690	1,766
Pool #RC1374 2.000%, 1/1/33	3,679	3,857
Pool #848744 (12 month LIBOR + 1.789%) 2.749%, 5/1/34(1)	5,083	5,325
Pool #SB0260 2.500%, 2/1/35	1,372	1,430
Pool #848736 (12 month LIBOR + 1.750%) 2.742%, 5/1/35(1)	8,158	8,551
Pool #QN3826 2.500%, 10/1/35	1,043	1,094
Pool #QN4515 2.500%, 12/1/35	5,278	5,506
Pool #848747 (12 month LIBOR + 1.868%) 2.992%, 7/1/36(1)	4,610	4,856
Pool #1Q1195 (12 month LIBOR + 1.613%) 3.005%, 5/1/37(1)	3,272	3,416
Pool #848796 (12 month LIBOR + 1.827%) 3.274%, 5/1/37(1)	8,581	9,028
Pool #1Q1420 (12 month LIBOR + 1.870%) 2.990%, 9/1/39(1)	3,275	3,450
Pool #2B3257 (12 month LIBOR + 1.630%) 3.152%, 10/1/44(1)	2,771	2,887
Pool #1B6503 (12 month LIBOR + 1.607%) 1.937%, 1/1/51(1)	3,148	3,270
Pool #1B6504 (12 month LIBOR + 1.610%) 2.270%, 1/1/51(1)	8,425	8,832
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
KF06, A (1 month LIBOR + 0.330%) 0.483%, 11/25/21(1)	967	965
KS05, A (1 month LIBOR + 0.500%) 0.653%, 1/25/23(1)	5,641	5,632
KF15, A (1 month LIBOR + 0.670%) 0.823%, 2/25/23(1)	2,151	2,149
KF22, A (1 month LIBOR + 0.500%) 0.653%, 7/25/23(1)	1,522	1,524
KF29, A (1 month LIBOR + 0.360%) 0.513%, 2/25/24(1)	14,148	14,166
KF31, A (1 month LIBOR + 0.370%) 0.523%, 4/25/24(1)	2,295	2,298
KF32, A (1 month LIBOR + 0.370%) 0.523%, 5/25/24(1)	2,590	2,593
KJ27, A1 2.092%, 7/25/24	3,582	3,705
KF36, A (1 month LIBOR + 0.340%) 0.493%, 8/25/24(1)	5,920	5,928
	Par Value	Value
Agency—continued
KF34, A (1 month LIBOR + 0.360%) 0.513%, 8/25/24(1)	$ 2,577	$ 2,585
KF39, A (1 month LIBOR + 0.320%) 0.473%, 11/25/24(1)	6,589	6,601
KL3W, AFLW (1 month LIBOR + 0.450%) 0.590%, 8/25/25(1)	21,805	21,935
KF55, A (1 month LIBOR + 0.510%) 0.663%, 11/25/25(1)	7,022	7,065
KF16, A (1 month LIBOR + 0.630%) 0.783%, 3/25/26(1)	427	428
KF74, AS (SOFRRATE + 0.530%) 0.615%, 1/25/27(1)	16,107	16,200
KF30, A (1 month LIBOR + 0.370%) 0.523%, 3/25/27(1)	3,197	3,201
KF81, AS (SOFR30A + 0.400%) 0.485%, 6/25/27(1)	9,773	9,803
KF33, A (1 month LIBOR + 0.400%) 0.553%, 6/25/27(1)	2,354	2,356
KF86, AL (1 month LIBOR + 0.290%) 0.435%, 8/25/27(1)	6,905	6,922
KSKY, ATE (1 month LIBOR + 0.360%) 0.513%, 8/25/27(1)	11,000	11,048
KF93, AL (1 month LIBOR + 0.280%) 0.420%, 10/25/27(1)	11,175	11,193
KL06, AFL (1 month LIBOR + 0.370%) 0.523%, 12/25/29(1)	8,000	8,000
KS14, AL (1 month LIBOR + 0.340%) 0.485%, 4/25/30(1)	8,150	8,178
KF79, AS (SOFR30A + 0.580%) 0.665%, 5/25/30(1)	14,446	14,518
KF82, AS (SOFR30A + 0.420%) 0.505%, 6/25/30(1)	5,750	5,818
KF80, AS (SOFR30A + 0.510%) 0.595%, 6/25/30(1)	9,800	9,847
KF92, AL (1 month LIBOR + 0.330%) 0.475%, 10/25/30(1)	10,655	10,684
Federal Home Loan Mortgage Corp. REMIC
3990, UA 2.500%, 1/15/26	1,023	1,026
4224, KC 3.000%, 5/15/32	3,509	3,672
2781, FA (1 month LIBOR + 0.350%) 0.509%, 4/15/34(1)	4,586	4,570
2796, F (1 month LIBOR + 0.500%) 0.659%, 5/15/34(1)	2,668	2,692
4879, DF (1 month LIBOR + 0.400%) 0.559%, 8/15/34(1)	6,853	6,911
2980, FJ (1 month LIBOR + 0.300%) 0.459%, 11/15/34(1)	7,063	7,089
3107, FC (1 month LIBOR + 0.300%) 0.459%, 6/15/35(1)	5,357	5,369
3284, BF (1 month LIBOR + 0.300%) 0.459%, 3/15/37(1)	3,940	3,963
4664, CB 3.000%, 4/15/37	256	256
4057, CF (1 month LIBOR + 0.450%) 0.609%, 4/15/39(1)	1,340	1,342
4323, CB 2.000%, 3/15/40	846	851
4387, JA 3.000%, 6/15/40	318	318
4048, GF (1 month LIBOR + 0.350%) 0.509%, 10/15/40(1)	5,380	5,389
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value
Agency—continued
3820, FA (1 month LIBOR + 0.350%) 0.509%, 3/15/41(1)	$ 9,915	$ 9,977
3990, GF (1 month LIBOR + 0.400%) 0.559%, 3/15/41(1)	4,344	4,356
3954, PF (1 month LIBOR + 0.500%) 0.659%, 7/15/41(1)	978	984
4547, A 3.000%, 12/15/41	1,997	2,033
4571, GA 3.000%, 1/15/42	1,507	1,533
4654, LA 3.500%, 3/15/42	2,435	2,449
4203, PF (1 month LIBOR + 0.250%) 0.409%, 9/15/42(1)	9,631	9,557
4136, EF (1 month LIBOR + 0.250%) 0.409%, 11/15/42(1)	3,701	3,702
4665, JG 3.500%, 12/15/42	259	260
4763, DA 4.000%, 1/15/43	2,941	2,957
4690, QA 3.500%, 5/15/44	1,511	1,539
4753, UA 3.000%, 8/15/45	5,080	5,250
4717, LA 3.000%, 11/15/45	1,938	2,011
Federal National Mortgage Association
2016-M3, ASQ2 2.263%, 2/25/23	626	633
2013-M10, AFL (1 month LIBOR + 0.300%) 0.450%, 6/25/23(1)	3,728	3,728
Pool #109523 (1 month LIBOR + 0.320%) 0.473%, 9/1/23(1)	21,760	21,754
Pool #AN1582 (1 month LIBOR + 0.440%) 0.593%, 9/1/23(1)	14,144	14,126
2016-M9, FA (1 month LIBOR + 0.590%) 0.734%, 9/25/23(1)	5,428	5,442
Pool #BL0422 (1 month LIBOR + 0.370%) 0.523%, 11/1/23(1)	21,000	20,985
2016-M13, FA (1 month LIBOR + 0.670%) 0.821%, 11/25/23(1)	2,068	2,076
Pool #AN4300 (1 month LIBOR + 0.560%) 0.713%, 1/1/24(1)	13,714	13,682
Pool #AN4364 (1 month LIBOR + 0.590%) 0.743%, 1/1/24(1)	2,888	2,882
2017-M2, FA (1 month LIBOR + 0.530%) 0.681%, 2/25/24(1)	3,324	3,320
2017-M11, FA (1 month LIBOR + 0.470%) 0.621%, 9/25/24(1)	2,291	2,290
2017-M13, FA (1 month LIBOR + 0.400%) 0.551%, 10/25/24(1)	3,074	3,068
2015-M14, FA (1 month LIBOR + 0.620%) 0.768%, 10/25/25(1)	11,405	11,502
2015-M6, FA (1 month LIBOR + 0.300%) 0.495%, 1/25/26(1)	19,644	19,598
Pool #BL4613 (1 month LIBOR + 0.660%) 0.813%, 9/1/26(1)	8,700	8,667
Pool #BL5697 (1 month LIBOR + 0.650%) 0.803%, 2/1/30(1)	6,300	6,293
Pool #MA3929 3.000%, 2/1/30	8,121	8,577
Pool #BL7250 (1 month LIBOR + 0.590%) 0.743%, 6/1/30(1)	18,960	18,944
	Par Value	Value
Agency—continued
Pool #BQ2292 2.000%, 8/1/30	$24,192	$ 25,236
Pool #CA7127 2.000%, 9/1/30	14,314	14,937
Pool #CA7533 1.500%, 10/1/30	2,105	2,173
Pool #CA7539 2.000%, 10/1/30	8,847	9,234
Pool #MA4148 2.000%, 10/1/30	23,235	24,217
Pool #MA4150 2.500%, 10/1/30	2,303	2,413
Pool #CA7879 2.000%, 11/1/30	13,811	14,443
Pool #CA7884 2.500%, 11/1/30	2,391	2,507
Pool #FM4697 2.500%, 11/1/30	3,829	4,009
Pool #MA4212 2.500%, 12/1/30	929	974
Pool #BS0168 (SOFR30A + 0.420%) 0.505%, 1/1/31(1)	31,100	31,091
Pool #AD0064 (6 month LIBOR + 1.545%) 1.942%, 1/1/35(1)	2,020	2,091
Pool #FM2994 3.000%, 3/1/35	778	824
Pool #CA6847 2.500%, 8/1/35	11,321	11,925
Pool #FM4709 2.500%, 10/1/35	12,091	12,723
Pool #MA2496 3.000%, 1/1/36	392	414
Pool #AL2202 (12 month LIBOR + 1.709%) 3.176%, 6/1/36(1)	2,229	2,333
Pool #AL0960 (12 month LIBOR + 1.690%) 2.512%, 7/1/37(1)	4,731	4,942
Pool #AL0270 (12 month LIBOR + 1.666%) 2.961%, 8/1/38(1)	1,597	1,670
Pool #AL6516 (12 month LIBOR + 1.759%) 2.909%, 4/1/40(1)	3,127	3,258
Pool #AE0544 (12 month LIBOR + 1.743%) 2.259%, 11/1/40(1)	2,127	2,208
Pool #AL7812 (12 month LIBOR + 1.728%) 2.281%, 11/1/40(1)	5,573	5,790
Pool #AL7477 (12 month LIBOR + 1.797%) 2.452%, 12/1/40(1)	2,867	2,992
Pool #AL0323 (12 month LIBOR + 1.819%) 3.082%, 6/1/41(1)	2,391	2,498
Pool #AL8796 (12 month LIBOR + 1.823%) 2.899%, 9/1/41(1)	7,488	7,827
Pool #AL1886 (12 month LIBOR + 1.748%) 3.350%, 6/1/42(1)	706	733
Pool #AL8872 (12 month LIBOR + 1.801%) 2.987%, 7/1/42(1)	11,163	11,664
Pool #BM4557 (12 month LIBOR + 1.759%) 2.827%, 5/1/45(1)	3,381	3,521
Pool #BO7214 (U.S. Treasury Yield Curve CMT 1 year + 1.525%) 2.426%, 7/1/47(1)	5,798	6,069
Pool #BO6296 (U.S. Treasury Yield Curve CMT 1 year + 1.525%) 3.005%, 7/1/47(1)	1,400	1,462

See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value
Agency—continued
Pool #BM1805 (12 month LIBOR + 1.603%) 2.835%, 9/1/47(1)	$13,647	$ 14,223
Pool #CA4499 (12 month LIBOR + 1.600%) 2.775%, 9/1/48(1)	3,960	4,134
Pool #BM4556 (12 month LIBOR + 1.598%) 3.282%, 10/1/48(1)	6,899	7,178
Pool #BO7215 (U.S. Treasury Yield Curve CMT 1 year + 1.650%) 3.036%, 4/1/49(1)	1,551	1,617
Pool #BO7216 (U.S. Treasury Yield Curve CMT 1 year + 1.650%) 2.809%, 5/1/49(1)	845	867
Pool #BP5563 (12 month LIBOR + 1.600%) 2.575%, 4/1/50(1)	5,302	5,569
Federal National Mortgage Association REMIC
2011-62, LF (1 month LIBOR + 0.400%) 0.548%, 1/25/32(1)	8,228	8,274
2013-62, FQ (1 month LIBOR + 0.250%) 0.398%, 9/25/32(1)	5,165	5,195
2013-51, GB 1.500%, 10/25/32	1,647	1,680
2018-92, AF (1 month LIBOR + 0.400%) 0.548%, 5/25/33(1)	8,268	8,319
2005-17, FA (1 month LIBOR + 0.300%) 0.448%, 3/25/35(1)	6,496	6,501
2005-74, NA (1 month LIBOR + 0.420%) 0.568%, 5/25/35(1)	11,342	11,398
2005-58, KF (1 month LIBOR + 0.500%) 0.648%, 7/25/35(1)	4,025	4,066
2018-96, FC (1 month LIBOR + 0.450%) 0.598%, 10/25/35(1)	8,851	8,905
2006-31, FP (1 month LIBOR + 0.300%) 0.448%, 5/25/36(1)	4,128	4,131
2006-63, FD (1 month LIBOR + 0.450%) 0.598%, 7/25/36(1)	4,904	4,942
2006-113, NF (1 month LIBOR + 0.350%) 0.498%, 9/25/36(1)	3,935	3,946
2017-22, BA 3.500%, 10/25/37	2,899	2,925
2007-106, FN (1 month LIBOR + 0.590%) 0.738%, 11/25/37(1)	4,850	4,940
2011-104, FE (1 month LIBOR + 0.350%) 0.498%, 3/25/39(1)	1,875	1,877
2011-117, PF (1 month LIBOR + 0.350%) 0.498%, 7/25/39(1)	1,790	1,791
2011-144, PF (1 month LIBOR + 0.450%) 0.598%, 10/25/39(1)	840	841
2011-84, F (1 month LIBOR + 0.350%) 0.498%, 1/25/40(1)	562	562
2010-59, FC (1 month LIBOR + 1.000%) 1.148%, 1/25/40(1)	4,196	4,284
2011-101, FN (1 month LIBOR + 0.550%) 0.698%, 4/25/40(1)	260	260
2012-17, GF (1 month LIBOR + 0.450%) 0.598%, 7/25/40(1)	1,428	1,431
2010-137, WB 2.660%, 7/25/40(1)	1,758	1,822
2012-112, AP 2.000%, 9/25/40	7,431	7,506
2012-71, FP (1 month LIBOR + 0.350%) 0.498%, 3/25/41(1)	3,715	3,719
2012-17, EF (1 month LIBOR + 0.450%) 0.598%, 3/25/41(1)	2,254	2,264
	Par Value	Value
Agency—continued
2012-38, PF (1 month LIBOR + 0.400%) 0.548%, 9/25/41(1)	$ 1,288	$ 1,295
2016-2, LA 3.000%, 12/25/41	728	740
2016-21, BA 3.000%, 3/25/42	6,084	6,195
2012-133, FC (1 month LIBOR + 0.300%) 0.448%, 6/25/42(1)	2,368	2,359
2012-99, LA 3.500%, 6/25/42	836	849
2013-34, PF (1 month LIBOR + 0.350%) 0.498%, 8/25/42(1)	6,675	6,633
2017-18, CA 3.000%, 1/25/43	745	759
2013-58, FY (1 month LIBOR + 0.250%) 0.398%, 2/25/43(1)	3,968	3,966
2016-36, FB (1 month LIBOR + 0.500%) 0.648%, 3/25/43(1)	1,206	1,211
2017-33, DA 3.500%, 7/25/43	3,628	3,737
2017-104, PA 3.000%, 2/25/46	11,364	11,769
2019-37, GB 2.500%, 3/25/47	3,456	3,577
2019-13, FG (1 month LIBOR + 0.400%) 0.548%, 4/25/49(1)	13,909	14,057
FRESB Mortgage Trust
2015-SB6, A5 (1 month LIBOR + 0.700%) 0.853%, 9/25/35(1)	4,273	4,273
2016-SB13, A5H 2.060%, 1/25/36(1)	16,220	16,209
2016-SB18, A5H 2.110%, 5/25/36(1)	3,793	3,793
2016-SB16, A5H 2.130%, 5/25/36(1)	8,491	8,497
2016-SB23, A5H 1.980%, 9/25/36(1)	1,398	1,403
2016-SB22, A7H 2.190%, 9/25/36(1)	763	785
2016-SB23, A7H 2.200%, 9/25/36(1)	9,172	9,428
2018-SB50, A5H 3.000%, 4/25/38(1)	988	1,018
2015-SB3, A5 (1 month LIBOR + 0.700%) 0.853%, 8/25/42(1)	307	307
2016-SB19, A5H 2.180%, 1/25/46(1)	1,718	1,718
Government National Mortgage Association
2003-57, FA (1 month LIBOR + 0.450%) 0.603%, 7/16/33(1)	3,683	3,699
2003-67, FP (1 month LIBOR + 0.900%) 1.052%, 8/20/33(1)	3,265	3,304
2004-38, FA (1 month LIBOR + 0.400%) 0.553%, 5/16/34(1)	4,875	4,883
2013-117, FH (1 month LIBOR + 0.350%) 0.502%, 6/20/39(1)	986	986
2014-4, KL 2.500%, 7/20/39	2,063	2,089
2013-124, F (1 month LIBOR + 0.400%) 0.552%, 8/20/39(1)	6,689	6,697
2009-88, FA (1 month LIBOR + 0.750%) 0.903%, 10/16/39(1)	6,628	6,723

See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value
Agency—continued
2011-28, FG (1 month LIBOR + 0.500%) 0.652%, 12/20/40(1)	$10,206	$ 10,244
2012-36, LF (1 month LIBOR + 0.330%) 0.482%, 3/20/42(1)	1,664	1,668
2017-95, PG 2.500%, 12/20/45	1,392	1,430
2019-38, BA 2.500%, 8/20/48	13,722	13,999
2016-H22, FJ (1 month LIBOR + 0.390%) 0.530%, 10/20/66(1)	511	511
2017-H24, FJ (1 month LIBOR + 0.250%) 0.390%, 10/20/67(1)	48	48
Government National Mortgage Association I
Pool #AC3667 1.660%, 8/15/26	1,144	1,177
Pool #778668 3.000%, 12/15/26	119	125
Pool #778776 3.000%, 1/15/27	152	159
Pool #AA8329 2.000%, 2/15/28	616	640
Pool #AF1057 2.000%, 7/15/28	199	208
Government National Mortgage Association II
Pool #4954 3.000%, 2/20/26	209	220
Pool #MA0299 2.500%, 8/20/27	677	701
Pool #MA0908 2.500%, 4/20/28	256	267
Pool #MA1132 2.000%, 7/20/28	9,631	9,981
Pool #MA6968 2.500%, 11/20/35	488	514
Small Business Administration
Pool #510076 (PRIME minus 2.650%) 0.600%, 5/25/27(1)	3,481	3,464
Pool #510083 (PRIME minus 2.650%) 0.600%, 9/25/27(1)	1,157	1,150
Pool #510241 (PRIME minus 2.600%) 0.650%, 10/25/27(1)	3,694	3,680
Pool #510254 (PRIME minus 2.600%) 0.650%, 5/25/28(1)	7,234	7,202
Pool #510228 (PRIME minus 2.500%) 0.750%, 7/25/28(1)	1,032	1,029
Pool #510219 (PRIME minus 2.650%) 0.600%, 11/25/28(1)	3,613	3,590
Pool #510273 (PRIME minus 2.500%) 0.750%, 11/25/28(1)	6,755	6,735
Pool #510256 (PRIME minus 2.600%) 0.650%, 12/25/28(1)	7,412	7,382
Pool #510032 (PRIME minus 2.650%) 0.600%, 6/25/34(1)	3,176	3,152
		1,114,678

Total Mortgage-Backed Securities (Identified Cost $1,106,924)		1,114,678

	Par Value	Value

Asset-Backed Securities—1.0%
Other—1.0%
.KLINGBEIL SARM 0.461%, 10/1/28(2)	$ 7,750	$ 7,753
.SQUIRE VILL SARM 0.487%, 1/1/30(2)	4,545	4,546
		12,299

Total Asset-Backed Securities (Identified Cost $12,299)		12,299

Total Long-Term Investments—93.1% (Identified Cost $1,119,223)		1,126,977

	Shares
Short-Term Investment—8.7%
Money Market Mutual Fund—8.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	105,604,403	105,604
Total Short-Term Investment (Identified Cost $105,604)		105,604

TOTAL INVESTMENTS—101.8% (Identified Cost $1,224,827)		$1,232,581
Other assets and liabilities, net—(1.8)%		(21,929)
NET ASSETS—100.0%		$1,210,652

Abbreviations:
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 12,299	$ —	$ —	$12,299
Mortgage-Backed Securities	1,114,678	—	1,114,678	—
Money Market Mutual Fund	105,604	105,604	—	—
Total Investments	$1,232,581	$105,604	$1,114,678	$12,299
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Asset- Backed Securities
Investments in Securities
Balance as of December 31, 2019:	$ —	$ —
Purchases	12,299	12,299
Balance as of December 31, 2020	$12,299	$12,299
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Security—0.4%
U.S. Treasury Notes 0.875%, 11/15/30	$ 75	$ 75
Total U.S. Government Security (Identified Cost $74)		75

Mortgage-Backed Securities—89.6%
Agency—89.6%
Federal Home Loan Mortgage Corp.
Pool #C91887 3.000%, 9/1/36	329	348
Pool #C91912 3.000%, 2/1/37	297	313
Pool #C04123 4.000%, 7/1/42	136	148
Pool #Q10929 3.500%, 9/1/42	185	200
Pool #Q26366 4.000%, 5/1/44	99	109
Pool #V81283 4.000%, 7/1/44	206	226
Pool #G60183 4.000%, 12/1/44	80	87
Pool #Q31645 4.000%, 2/1/45	31	34
Pool #V81992 4.000%, 10/1/45	145	158
Pool #Q38473 4.000%, 1/1/46	287	312
Pool #Q39440 4.000%, 3/1/46	246	267
Pool #Q40815 3.500%, 6/1/46	295	327
Pool #G60661 4.000%, 7/1/46	36	39
Pool #G61721 3.500%, 11/1/46	52	56
Pool #ZA4786 3.000%, 12/1/46	171	185
Pool #Q46110 3.500%, 2/1/47	193	209
Pool #ZM4703 3.000%, 11/1/47	169	178
Pool #Q51962 3.500%, 11/1/47	106	112
Pool #Q51951 4.000%, 11/1/47	49	52
Pool #Q53881 4.500%, 1/1/48	292	321
Pool #Q54449 3.500%, 2/1/48	58	63
Pool #ZT0509 3.000%, 8/1/48	161	173
Pool #SD0164 3.500%, 12/1/49	342	370
Pool #QA6331 3.500%, 1/1/50	195	207
Pool #QA7571 3.000%, 2/1/50	149	156
Pool #QA8967 3.000%, 4/1/50	159	167
	Par Value	Value

Agency—continued
Federal National Mortgage Association
Pool #CA7539 2.000%, 10/1/30	$ 341	$ 356
Pool #FM4697 2.500%, 11/1/30	406	426
Pool #MA4174 2.500%, 11/1/30	386	404
Pool #MA2164 3.500%, 2/1/35	134	144
Pool #AL7497 3.500%, 9/1/40	653	705
Pool #MA0639 4.000%, 2/1/41	273	299
Pool #AL0215 4.500%, 4/1/41	102	115
Pool #890381 3.500%, 10/1/41	160	172
Pool #AW8154 3.500%, 1/1/42	338	368
Pool #AO8632 3.500%, 7/1/42	276	300
Pool #MA2190 4.000%, 2/1/45	454	500
Pool #MA2341 4.500%, 6/1/45	70	77
Pool #AY8851 4.000%, 8/1/45	107	116
Pool #BE5050 4.000%, 9/1/45	120	132
Pool #AZ9213 4.000%, 10/1/45	294	322
Pool #AS6515 4.000%, 1/1/46	32	34
Pool #AS6640 3.500%, 2/1/46	188	204
Pool #BA4799 4.000%, 2/1/46	258	283
Pool #BE7155 3.500%, 2/1/47	365	395
Pool #BE7213 4.000%, 4/1/47	172	185
Pool #BE9598 4.000%, 5/1/47	243	262
Pool #BE3695 3.500%, 6/1/47	74	79
Pool #BM3564 3.000%, 7/1/47	271	284
Pool #BH9313 3.500%, 9/1/47	64	71
Pool #MA3182 3.500%, 11/1/47	204	217
Pool #BH7058 3.500%, 12/1/47	242	257
Pool #BH9215 3.500%, 1/1/48	60	64
Pool #FM1222 3.500%, 1/1/48	63	67
Pool #BH9277 3.500%, 2/1/48	593	628
Pool #BJ0650 3.500%, 3/1/48	88	93
Pool #BO2843 3.500%, 10/1/49	131	139
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #BO5325 3.000%, 11/1/49	$ 144	$ 152
Pool #BQ1405 3.000%, 8/1/50	323	339
Government National Mortgage Association I
Pool #AE8170 4.000%, 2/15/44	56	61
Pool #635099 3.000%, 7/15/46	60	67
Pool #774031 3.000%, 8/15/47	109	121
Pool #AD6354 3.000%, 1/15/48	84	93
Pool #BQ1140 3.000%, 11/15/49	363	378
Government National Mortgage Association II
Pool #MA2891 3.000%, 6/20/45	81	87
Pool #MA3173 3.500%, 10/20/45	90	98
Pool #MA3310 3.500%, 12/20/45	176	189
Pool #MA3802 3.000%, 7/20/46	64	68
Pool #MA4003 3.000%, 10/20/46	269	287
Pool #MA4261 3.000%, 2/20/47	61	65
Pool #MA4586 3.500%, 7/20/47	147	158
Pool #MA6599 3.000%, 4/20/50	186	194
Pool #MA6656 3.000%, 5/20/50	231	241
		15,113

Total Mortgage-Backed Securities (Identified Cost $14,494)		15,113

Total Long-Term Investments—90.0% (Identified Cost $14,568)		15,188

	Shares	Value
Short-Term Investment—5.4%
Money Market Mutual Fund—5.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	914,355	$ 914
Total Short-Term Investment (Identified Cost $914)		914

TOTAL INVESTMENTS—95.4% (Identified Cost $15,482)		$16,102
Other assets and liabilities, net—4.6%		769
NET ASSETS—100.0%		$16,871

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Mortgage-Backed Securities	$15,113	$ —	$15,113
U.S. Government Security	75	—	75
Money Market Mutual Fund	914	914	—
Total Investments	$16,102	$914	$15,188
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—25.2%
Agency—10.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates KL06, AFL (1 month LIBOR + 0.370%) 0.523%, 12/25/29(1)	$ 750	$ 750
Federal National Mortgage Association
Pool #AN0777 2.750%, 11/1/21	460	464
Pool #AM2292 (1 month LIBOR + 0.350%) 0.503%, 1/1/23(1)	289	288
Pool #AN4300 (1 month LIBOR + 0.560%) 0.713%, 1/1/24(1)	466	465
FRESB Mortgage Trust
2015-SB7, A5 (1 month LIBOR + 0.700%) 0.853%, 9/25/35(1)	156	156
2016-SB16, A5H 2.130%, 5/25/36(1)	558	558
2016-SB23, A7H 2.200%, 9/25/36(1)	750	771
2018-SB50, A5H 3.000%, 4/25/38(1)	395	407
Small Business Administration Pool #510273 (PRIME minus 2.500%) 0.750%, 11/25/28(1)	1,351	1,347
		5,206

Non-Agency—14.6%
BBCMS Mortgage Trust 2018-TALL, A (1 month LIBOR + 0.722%) 144A 0.881%, 3/15/37(1)(2)	1,000	983
BX Commercial Mortgage Trust 2018-BIOA, A (1 month LIBOR + 0.671%) 144A 0.830%, 3/15/37(1)(2)	1,000	1,000
CFCRE Commercial Mortgage Trust 2011-C1, A4 144A 4.961%, 4/15/44(1)(2)	87	87
Cold Storage Trust 2020-ICE5, A (1 month LIBOR + 0.900%) 144A 1.059%, 11/15/37(1)(2)	1,000	1,003
Hawaii Hotel Trust 2019-MAUI, A (1 month LIBOR + 1.150%) 144A 1.309%, 5/15/38(1)(2)	1,180	1,170
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6, ASB 3.144%, 5/15/45	325	330
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	1,000	1,037
WFRBS Commercial Mortgage Trust 2012-C8, AFL (1 month LIBOR + 1.000%) 144A 1.153%, 8/15/45(1)(2)	1,503	1,505
		7,115

Total Mortgage-Backed Securities (Identified Cost $12,310)		12,321

Asset-Backed Securities—17.6%
Credit Card—12.2%
American Express Credit Account Master Trust 2017-5, B (1 month LIBOR + 0.580%) 0.739%, 2/18/25(1)	1,570	1,576
	Par Value	Value

Credit Card—continued
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 0.787%, 5/15/28(1)	$1,253	$ 1,228
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.924%, 5/14/29(1)	1,100	1,101
Discover Card Execution Note Trust 2017-A5, A5 (1 month LIBOR + 0.600%) 0.759%, 12/15/26(1)	1,100	1,111
World Financial Network Credit Card Master Trust 2016-A, M 2.330%, 4/15/25	945	952
		5,968

Other—2.5%
Domino’s Pizza Master Issuer LLC 2017-1A, A2I (3 month LIBOR + 1.250%) 144A 1.465%, 7/25/47(1)(2)	1,223	1,224
Student Loan—2.9%
Collegiate Funding Services Education Loan Trust 2005-A, A3 (3 month LIBOR + 0.130%) 0.381%, 3/29/27(1)	127	127
SLM Student Loan Trust
2005-7, A4 (3 month LIBOR + 0.150%) 0.365%, 10/25/29(1)	1,119	1,109
2005-8, A4 (3 month LIBOR + 0.550%) 0.765%, 1/25/28(1)	200	200
		1,436

Total Asset-Backed Securities (Identified Cost $8,579)		8,628

Corporate Bonds and Notes—51.6%
Consumer Discretionary—3.8%
BMW US Capital LLC (3 month LIBOR + 0.500%) 144A 0.714%, 8/13/21(1)(2)	900	902
Daimler Finance North America LLC (3 month LIBOR + 0.450%) 144A 0.663%, 2/22/21(1)(2)	730	731
Ralph Lauren Corp. 1.700%, 6/15/22	228	232
		1,865

Consumer Staples—0.9%
Estee Lauder Cos., Inc. (The) 1.700%, 5/10/21	455	457
Energy—5.5%
EOG Resources, Inc. 4.100%, 2/1/21	450	451
HollyFrontier Corp. 2.625%, 10/1/23	528	540
Marathon Petroleum Corp. 4.500%, 5/1/23	445	483
Phillips 66 (3 month LIBOR + 0.600%) 0.833%, 2/26/21(1)	665	665
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Woodside Finance Ltd. 144A 4.600%, 5/10/21(2)	$ 550	$ 552
		2,691

Financials—22.8%
American Express Co. (3 month LIBOR + 0.525%) 0.747%, 5/17/21(1)	890	891
Bank of America Corp. (3 month LIBOR + 0.650%) 0.901%, 6/25/22(1)	635	637
Bank of Montreal (3 month LIBOR + 0.460%) 0.684%, 4/13/21(1)	740	741
Barclays plc 1.007%, 12/10/24	630	634
BP Capital Markets America, Inc. 2.937%, 4/6/23	279	294
Citigroup, Inc. (3 month LIBOR + 1.070%) 1.296%, 12/8/21(1)	450	453
Cooperatieve Rabobank UA (3 month LIBOR + 0.430%) 0.645%, 4/26/21(1)	440	441
Credit Suisse AG (SOFRRATE + 0.450%) 0.536%, 2/4/22(1)	535	536
General Motors Financial Co., Inc. 1.700%, 8/18/23	1,185	1,215
John Deere Capital Corp. (3 month LIBOR + 0.400%) 0.625%, 6/7/21(1)	840	841
New York Life Global Funding (3 month LIBOR + 0.320%) 144A 0.552%, 8/6/21(1)(2)	440	441
PNC Bank NA (3 month LIBOR + 0.430%) 0.660%, 12/9/22(1)	750	752
Regions Bank 2.750%, 4/1/21	500	502
Swedbank AB 144A 0.600%, 9/25/23(2)	462	463
Toyota Motor Credit Corp. (3 month LIBOR + 0.280%) 0.504%, 4/13/21(1)	623	623
US Bank NA (3 month LIBOR + 0.320%) 0.535%, 4/26/21(1)	830	831
Wells Fargo & Co.
2.100%, 7/26/21	380	384
1.654%, 6/2/24	457	470
		11,149

Health Care—5.9%
AbbVie, Inc. (3 month LIBOR + 0.460%) 0.691%, 11/19/21(1)	800	802
CVS Health Corp. 3.350%, 3/9/21	600	603
GlaxoSmithKline Capital plc (3 month LIBOR + 0.350%) 0.571%, 5/14/21(1)	1,070	1,071
UnitedHealth Group, Inc. (3 month LIBOR + 0.260%) 0.477%, 6/15/21(1)	383	384
		2,860

Industrials—6.5%
Boeing Co. (The) 4.508%, 5/1/23	1,290	1,394
Carrier Global Corp. 1.923%, 2/15/23	240	247
	Par Value	Value

Industrials—continued
Eaton Corp. 2.750%, 11/2/22	$ 494	$ 516
General Electric Co. 2.700%, 10/9/22	420	438
Park Aerospace Holdings Ltd. 144A 4.500%, 3/15/23(2)	574	602
		3,197

Information Technology—0.8%
Intuit, Inc. 0.650%, 7/15/23	371	374
Materials—1.5%
Newmont Corp. 3.500%, 3/15/22	685	704
Utilities—3.9%
Duke Energy Corp. (3 month LIBOR + 0.500%) 144A 0.721%, 5/14/21(1)(2)	850	851
Pacific Gas and Electric Co. 1.750%, 6/16/22	542	544
Southern Co. (The) 2.950%, 7/1/23	500	529
		1,924

Total Corporate Bonds and Notes (Identified Cost $25,006)		25,221

Total Long-Term Investments—94.4% (Identified Cost $45,895)		46,170

	Shares
Short-Term Investment—4.8%
Money Market Mutual Fund—4.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	2,354,357	2,354
Total Short-Term Investment (Identified Cost $2,354)		2,354

TOTAL INVESTMENTS—99.2% (Identified Cost $48,249)		$48,524
Other assets and liabilities, net—0.8%		376
NET ASSETS—100.0%		$48,900

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
SOFRRATE	Secured Overnight Financing Rate

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $12,551 or 25.7% of net assets.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	91%
United Kingdom	3
Canada	1
Cayman Islands	1
Australia	1
Switzerland	1
Sweden	1
Other	1
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 8,628	$ —	$ 8,628
Corporate Bonds and Notes	25,221	—	25,221
Mortgage-Backed Securities	12,321	—	12,321
Money Market Mutual Fund	2,354	2,354	—
Total Investments	$48,524	$2,354	$46,170
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Assets
Investment in securities at value(1)	$ 199,052	$ 111,794	$ 1,690,569
Cash	5,219	318	94,220
Receivables
Investment securities sold	—	—	38,643
Fund shares sold	158	1,969	4,061
Receivable from affiliate(a)	—	—	15
Dividends and interest	687	869	5,445
Securities lending income	— (b)	—	—
Prepaid expenses	15	33	23
Other assets	19	10	163
Total assets	205,150	114,993	1,833,139
Liabilities
Payables
Fund shares repurchased	1,677	801	6,633
Investment securities purchased	3,072	—	98,143
Dividend distributions	29	—	366
Investment advisory fees	37	20	606
Distribution and service fees	2	3	27
Administration and accounting fees	18	10	152
Transfer agent and sub-transfer agent fees and expenses	38	23	405
Professional fees	25	24	43
Trustee deferred compensation plan	19	10	163
Interest expense and/or commitment fees	— (b)	— (b)	—
Other accrued expenses	10	5	113
Total liabilities	4,927	896	106,651
Net Assets	$ 200,223	$ 114,097	$ 1,726,488
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 193,957	$ 106,361	$ 2,492,130
Accumulated earnings (loss)	6,266	7,736	(765,642)
Net Assets	$ 200,223	$ 114,097	$ 1,726,488
Net Assets:
Class A	$ 10,943	$ 8,765	$ 35,224
Class C	$ —	$ 1,365	$ 21,841
Class I	$ 187,741	$ 103,866	$ 1,526,917
Class R6	$ 1,539	$ 101	$ 142,506
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	949,561	886,190	4,354,350
Class C	—	138,679	2,698,734
Class I	16,286,935	10,557,857	188,732,975
Class R6	133,496	10,256	17,602,698
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.52	$ 9.89	$ 8.09
Class C	$ —	$ 9.84	$ 8.09
Class I	$ 11.53	$ 9.84	$ 8.09
Class R6	$ 11.53	$ 9.83	$ 8.10
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 11.97	$ 10.28	$ 8.32
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%
(1) Investment in securities at cost	$ 192,549	$ 104,320	$ 1,783,445

(a)	See Note 4G in the Notes to Financial Statements.
(b)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Assets
Investment in securities at value(1)(2)	$ 91,023	$ 230,666	$ 380,100
Cash	2,271	1,414	10,569
Receivables
Investment securities sold	—	767	—
Fund shares sold	223	668	1,043
Dividends and interest	732	3,655	5,513
Securities lending income	—	3	3
Prepaid expenses	15	23	41
Other assets	8	21	35
Total assets	94,272	237,217	397,304
Liabilities
Payables
Fund shares repurchased	834	667	436
Investment securities purchased	11,520	581	6,675
Collateral on securities loaned	—	2,947	4,204
Dividend distributions	216	—	93
Investment advisory fees	14	64	118
Distribution and service fees	1	4	2
Administration and accounting fees	8	21	34
Transfer agent and sub-transfer agent fees and expenses	14	61	65
Professional fees	25	26	29
Trustee deferred compensation plan	8	21	35
Interest expense and/or commitment fees	— (a)	— (a)	— (a)
Other accrued expenses	2	12	17
Total liabilities	12,642	4,404	11,708
Net Assets	$ 81,630	$ 232,813	$ 385,596
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 77,752	$ 324,493	$ 424,521
Accumulated earnings (loss)	3,878	(91,680)	(38,925)
Net Assets	$ 81,630	$ 232,813	$ 385,596
Net Assets:
Class A	$ 7,626	$ 20,133	$ 11,608
Class I	$ 74,004	$ 203,543	$ 362,138
Class R6	$ —	$ 9,137	$ 11,850
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	614,006	3,116,739	1,351,733
Class I	5,959,255	31,559,302	41,108,646
Class R6	—	1,417,396	1,344,480
Net Asset Value and Redemption Price Per Share:*
Class A	$ 12.42	$ 6.46	$ 8.59
Class I	$ 12.42	$ 6.45	$ 8.81
Class R6	$ —	$ 6.45	$ 8.81
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.77	$ 6.71	$ 8.92
Maximum Sales Charge - Class A	2.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 87,347	$ 223,673	$ 365,232
(2) Market value of securities on loan	$ —	$ 2,821	$ 4,030

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Assets
Investment in securities at value(1)	$ 337,103	$ 15,573	$ 13,929
Cash	11,588	83	690
Receivables
Fund shares sold	566	22	1
Receivable from adviser	—	8	7
Dividends and interest	2,600	45	129
Prepaid expenses	19	19	11
Other assets	28	1	1
Total assets	351,904	15,751	14,768
Liabilities
Payables
Fund shares repurchased	1,955	3	54
Investment securities purchased	50,431	—	957
Dividend distributions	1,694	—	3
Investment advisory fees	54	—	—
Distribution and service fees	2	3	— (a)
Administration and accounting fees	27	2	2
Transfer agent and sub-transfer agent fees and expenses	75	3	3
Professional fees	26	25	25
Trustee deferred compensation plan	28	1	1
Interest expense and/or commitment fees	— (a)	— (a)	— (a)
Other accrued expenses	11	— (a)	— (a)
Total liabilities	54,303	37	1,045
Net Assets	$ 297,601	$ 15,714	$ 13,723
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 284,077	$ 15,499	$ 13,374
Accumulated earnings (loss)	13,524	215	349
Net Assets	$ 297,601	$ 15,714	$ 13,723
Net Assets:
Class A	$ 8,902	$ 6,280	$ 1,474
Class C	$ —	$ 2,082	$ —
Class I	$ 288,699	$ 7,352	$ 12,249
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	742,416	613,029	145,125
Class C	—	203,219	—
Class I	24,105,764	719,723	1,205,041
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.99	$ 10.24	$ 10.16
Class C	$ —	$ 10.24	$ —
Class I	$ 11.98	$ 10.22	$ 10.17
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.33	$ 10.48	$ 10.39
Maximum Sales Charge - Class A	2.75%	2.25%	2.25%
(1) Investment in securities at cost	$ 325,048	$ 15,335	$ 13,672

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Assets
Investment in securities at value(1)	$ 422,262	$ 1,232,581	$ 16,102
Cash	19,206	9,008	745
Receivables
Investment securities sold	—	1,689	—
Fund shares sold	948	11,030	1
Receivable from adviser	—	—	4
Dividends and interest	1,740	1,215	41
Securities lending income	— (a)	—	—
Prepaid expenses	65	30	16
Other assets	40	114	2
Total assets	444,261	1,255,667	16,911
Liabilities
Payables
Fund shares repurchased	1,622	923	2
Investment securities purchased	10,570	43,414	—
Dividend distributions	94	3	—
Investment advisory fees	29	102	—
Distribution and service fees	3	7	1
Administration and accounting fees	38	108	2
Transfer agent and sub-transfer agent fees and expenses	83	249	8
Professional fees	30	31	25
Trustee deferred compensation plan	40	114	2
Interest expense and/or commitment fees	1	2	— (a)
Other accrued expenses	20	62	—
Total liabilities	12,530	45,015	40
Net Assets	$ 431,731	$ 1,210,652	$ 16,871
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 414,344	$ 1,208,368	$ 16,164
Accumulated earnings (loss)	17,387	2,284	707
Net Assets	$ 431,731	$ 1,210,652	$ 16,871
Net Assets:
Class A	$ 12,879	$ 33,092	$ 6,395
Class C	$ —	$ —	$ 499
Class I	$ 295,811	$ 1,090,217	$ 9,977
Class R6	$ 123,041	$ 87,343	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,079,152	3,297,225	557,978
Class C	—	—	43,453
Class I	25,638,325	108,621,869	869,056
Class R6	10,667,520	8,690,212	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.93	$ 10.04	$ 11.46
Class C	$ —	$ —	$ 11.48
Class I	$ 11.54	$ 10.04	$ 11.48
Class R6	$ 11.53	$ 10.05	$ —
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.39	$ —	$ 11.72
Maximum Sales Charge - Class A	3.75%	—%	2.25%
(1) Investment in securities at cost	$ 403,328	$ 1,224,827	$ 15,482

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
Seix Ultra-Short Bond Fund
Assets
Investment in securities at value(1)	$ 48,524
Cash	1,280
Receivables
Investment securities sold	17
Fund shares sold	128
Dividends and interest	117
Prepaid expenses	21
Other assets	5
Total assets	50,092
Liabilities
Payables
Fund shares repurchased	19
Investment securities purchased	1,125
Dividend distributions	1
Investment advisory fees	2
Distribution and service fees	1
Administration and accounting fees	5
Transfer agent and sub-transfer agent fees and expenses	9
Professional fees	25
Trustee deferred compensation plan	5
Interest expense and/or commitment fees	— (a)
Total liabilities	1,192
Net Assets	$ 48,900
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 49,274
Accumulated earnings (loss)	(374)
Net Assets	$ 48,900
Net Assets:
Class A	$ 4,189
Class I	$ 44,711
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	420,252
Class I	4,488,126
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.97
Class I	$ 9.96
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ —
Maximum Sales Charge - Class A	—%
(1) Investment in securities at cost	$ 48,249

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2020
($ reported in thousands)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Investment Income
Dividends	$ 12	$ 5	$ 649
Interest	2,113	2,247	103,832
Securities lending, net of fees	5	—	—
Total investment income	2,130	2,252	104,481
Expenses
Investment advisory fees	377	304	9,246
Distribution and service fees, Class A	26	16	97
Distribution and service fees, Class C	—	8	278
Administration and accounting fees	165	87	2,303
Transfer agent fees and expenses	66	34	997
Sub-transfer agent fees and expenses, Class A	15	5	30
Sub-transfer agent fees and expenses, Class C	—	1	14
Sub-transfer agent fees and expenses, Class I	151	81	2,135
Custodian fees	1	1	2
Printing fees and expenses	10	5	70
Professional fees	30	28	107
Interest expense and/or commitment fees	1	— (1)	435
Registration fees	46	42	153
Trustees’ fees and expenses	11	5	231
Miscellaneous expenses	22	13	407
Total expenses	921	630	16,505
Less net expenses reimbursed and/or waived by investment adviser(2)	(155)	(74)	(2,308)
Net expenses	766	556	14,197
Net investment income (loss)	1,364	1,696	90,284
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	4,202	3,537	(236,209)
Swaps	—	316	—
Net change in unrealized appreciation (depreciation) on:
Investments	5,015	5,379	27,799
Swaps	—	193	—
Net realized and unrealized gain (loss) on investments	9,217	9,425	(208,410)
Net increase (decrease) in net assets resulting from operations	$10,581	$11,121	$(118,126)

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Investment Income
Dividends	$ 27	$ 68	$ 50
Interest	1,226	13,478	17,277
Securities lending, net of fees	—	22	7
Total investment income	1,253	13,568	17,334
Expenses
Investment advisory fees	352	1,232	1,432
Distribution and service fees, Class A	11	53	15
Administration and accounting fees	81	242	340
Transfer agent fees and expenses	31	99	138
Sub-transfer agent fees and expenses, Class A	2	28	8
Sub-transfer agent fees and expenses, Class I	62	270	275
Custodian fees	— (1)	1	1
Printing fees and expenses	5	12	18
Professional fees	28	33	36
Interest expense and/or commitment fees	— (1)	1	2
Registration fees	28	54	77
Trustees’ fees and expenses	6	21	27
Miscellaneous expenses	5	38	47
Total expenses	611	2,084	2,416
Less net expenses reimbursed and/or waived by investment adviser(2)	(179)	(520)	(376)
Net expenses	432	1,564	2,040
Net investment income (loss)	821	12,004	15,294
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,981	(7,102)	6,887
Net change in unrealized appreciation (depreciation) on:
Investments	1,856	3,906	10,083
Net realized and unrealized gain (loss) on investments	3,837	(3,196)	16,970
Net increase (decrease) in net assets resulting from operations	$4,658	$ 8,808	$32,264

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Investment Income
Dividends	$ 142	$ 1	$ 4
Interest	4,544	254	147
Total investment income	4,686	255	151
Expenses
Investment advisory fees	1,500	69	48
Distribution and service fees, Class A	22	14	3
Distribution and service fees, Class C	—	17	—
Administration and accounting fees	321	26	22
Transfer agent fees and expenses	129	8	6
Sub-transfer agent fees and expenses, Class A	6	2	1
Sub-transfer agent fees and expenses, Class C	—	1	—
Sub-transfer agent fees and expenses, Class I	351	11	15
Custodian fees	— (1)	— (1)	— (1)
Printing fees and expenses	16	2	1
Professional fees	33	27	27
Interest expense and/or commitment fees	2	— (1)	— (1)
Registration fees	43	39	32
Trustees’ fees and expenses	26	1	1
Miscellaneous expenses	22	7	3
Total expenses	2,471	224	159
Less net expenses reimbursed and/or waived by investment adviser(2)	(721)	(93)	(92)
Net expenses	1,750	131	67
Net investment income (loss)	2,936	124	84
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	7,902	235	224
Net change in unrealized appreciation (depreciation) on:
Investments	5,316	154	110
Net realized and unrealized gain (loss) on investments	13,218	389	334
Net increase (decrease) in net assets resulting from operations	$16,154	$513	$418

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Investment Income
Dividends	$ 30	$ 102	$ 2
Interest	6,671	11,703	241
Securities lending, net of fees	16	— (1)	— (1)
Total investment income	6,717	11,805	243
Expenses
Investment advisory fees	909	1,989	75
Distribution and service fees, Class A	45	54	14
Distribution and service fees, Class C	—	—	5
Administration and accounting fees	388	1,078	27
Transfer agent fees and expenses	158	449	9
Sub-transfer agent fees and expenses, Class A	29	5	43
Sub-transfer agent fees and expenses, Class I	325	1,040	18
Custodian fees	1	1	1
Printing fees and expenses	22	58	2
Professional fees	37	46	27
Interest expense and/or commitment fees	2	5	— (1)
Registration fees	67	88	36
Trustees’ fees and expenses	30	84	2
Miscellaneous expenses	50	94	4
Total expenses	2,063	4,991	263
Less net expenses reimbursed and/or waived by investment adviser(2)	(450)	(800)	(113)
Net expenses	1,613	4,191	150
Net investment income (loss)	5,104	7,614	93
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	13,459	(124)	298
Forward foreign currency transactions	(1,454)	—	—
Swaps	2,099	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	14,403	4,410	117
Swaps	1,360	—	—
Net realized and unrealized gain (loss) on investments	29,867	4,286	415
Net increase (decrease) in net assets resulting from operations	$34,971	$11,900	$ 508

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
Seix Ultra-Short Bond Fund
Investment Income
Dividends	$ 7
Interest	783
Securities lending, net of fees	— (1)
Total investment income	790
Expenses
Investment advisory fees	103
Distribution and service fees, Class A	8
Administration and accounting fees	57
Transfer agent fees and expenses	21
Sub-transfer agent fees and expenses, Class A	2
Sub-transfer agent fees and expenses, Class I	35
Printing fees and expenses	3
Professional fees	28
Interest expense and/or commitment fees	— (1)
Registration fees	30
Trustees’ fees and expenses	4
Miscellaneous expenses	5
Total expenses	296
Less net expenses reimbursed and/or waived by investment adviser(2)	(100)
Net expenses	196
Net investment income (loss)	594
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(520)
Net change in unrealized appreciation (depreciation) on:
Investments	186
Net realized and unrealized gain (loss) on investments	(334)
Net increase (decrease) in net assets resulting from operations	$ 260

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Seix Core Bond Fund		Seix Corporate Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,364	$ 2,915	$ 1,696	$ 1,246
Net realized gain (loss)	4,202	6,797	3,853	1,629
Net change in unrealized appreciation (depreciation)	5,015	188	5,572	2,178
Increase (decrease) in net assets resulting from operations	10,581	9,900	11,121	5,053
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(327)	(128)	(447)	(122)
Class C	—	—	(60)	(13)
Class I	(5,327)	(2,730)	(5,456)	(992)
Class R	—	(50)	—	—
Class R6	(57)	(7)	(4)	—
Total Dividends and Distributions to Shareholders	(5,711)	(2,915)	(5,967)	(1,127)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	1,228	2,890	2,634	4,781
Class C	—	—	633	(4,852)
Class I	89,947	(49,184)	66,410	(5,737)
Class R	—	(3,262)	—	—
Class R6	(606)	1,906	100	—
Increase (decrease) in net assets from capital transactions	90,569	(47,650)	69,777	(5,808)
Net increase (decrease) in net assets	95,439	(40,665)	74,931	(1,882)
Net Assets
Beginning of period	104,784	145,449	39,166	41,048
End of Period	$ 200,223	$ 104,784	$ 114,097	$ 39,166
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Floating Rate High Income Fund		Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 90,284	$ 221,192	$ 821	$ 1,004
Net realized gain (loss)	(236,209)	(126,937)	1,981	1,906
Net change in unrealized appreciation (depreciation)	27,799	212,166	1,856	1,000
Increase (decrease) in net assets resulting from operations	(118,126)	306,421	4,658	3,910
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,489)	(2,650)	(278)	(261)
Class C	(902)	(1,849)	—	—
Class I	(76,765)	(187,268)	(2,584)	(1,931)
Class R6	(12,298)	(34,576)	—	—
Total Dividends and Distributions to Shareholders	(91,454)	(226,343)	(2,862)	(2,192)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(10,319)	(21,243)	535	(135)
Class C	(13,980)	(8,593)	—	—
Class I	(1,004,745)	(1,745,945)	19,100	10,080
Class R6	(373,965)	(264,859)	—	—
Increase (decrease) in net assets from capital transactions	(1,403,009)	(2,040,640)	19,635	9,945
Net increase (decrease) in net assets	(1,612,589)	(1,960,562)	21,431	11,663
Net Assets
Beginning of period	3,339,077	5,299,639	60,199	48,536
End of Period	$ 1,726,488	$ 3,339,077	$ 81,630	$ 60,199
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix High Income Fund		Seix High Yield Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 12,004	$ 16,753	$ 15,294	$ 14,944
Net realized gain (loss)	(7,102)	(12,562)	6,887	(3,240)
Net change in unrealized appreciation (depreciation)	3,906	30,983	10,083	24,890
Increase (decrease) in net assets resulting from operations	8,808	35,174	32,264	36,594
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,081)	(871)	(275)	(164)
Class I	(10,159)	(13,691)	(14,542)	(14,596)
Class R	—	(486)	—	(2)
Class R6	(755)	(1,637)	(419)	(72)
Total Dividends and Distributions to Shareholders	(11,995)	(16,685)	(15,236)	(14,834)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(5,511)	9,888	6,415	1,464
Class I	(30,506)	(46,460)	54,159	(16,055)
Class R	—	(11,661)	—	(56)
Class R6	(24,334)	31,240	5,442	4,537
Increase (decrease) in net assets from capital transactions	(60,351)	(16,993)	66,016	(10,110)
Net increase (decrease) in net assets	(63,538)	1,496	83,044	11,650
Net Assets
Beginning of period	296,351	294,855	302,552	290,902
End of Period	$ 232,813	$ 296,351	$ 385,596	$ 302,552
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund		Seix Short-Term Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,936	$ 5,770	$ 124	$ 147
Net realized gain (loss)	7,902	10,942	235	26
Net change in unrealized appreciation (depreciation)	5,316	4,279	154	85
Increase (decrease) in net assets resulting from operations	16,154	20,991	513	258
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(291)	(385)	(48)	(41)
Class C	—	—	(1)	(8)
Class I	(9,962)	(12,595)	(74)	(98)
Total Dividends and Distributions to Shareholders	(10,253)	(12,980)	(123)	(147)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(546)	(930)	3,790	240
Class C	—	—	1,307	(739)
Class I	(12,363)	(19,472)	2,039	(632)
Increase (decrease) in net assets from capital transactions	(12,909)	(20,402)	7,136	(1,131)
Net increase (decrease) in net assets	(7,008)	(12,391)	7,526	(1,020)
Net Assets
Beginning of period	304,609	317,000	8,188	9,208
End of Period	$ 297,601	$ 304,609	$ 15,714	$ 8,188
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Short-Term Municipal Bond Fund		Seix Total Return Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 84	$ 203	$ 5,104	$ 8,868
Net realized gain (loss)	224	221	14,104	19,672
Net change in unrealized appreciation (depreciation)	110	166	15,763	(678)
Increase (decrease) in net assets resulting from operations	418	590	34,971	27,862
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(23)	(37)	(391)	(123)
Class I	(204)	(317)	(7,922)	(4,117)
Class R	—	—	—	(229)
Class R6	—	—	(2,773)	(1,061)
Return of Capital:
Class A	—	—	—	(61)
Class I	—	—	—	(1,635)
Class R	—	—	—	(149)
Class R6	—	—	—	(375)
Total Dividends and Distributions to Shareholders	(227)	(354)	(11,086)	(7,750)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(81)	106	(13,879)	13,692
Class I	1,245	(8,428)	58,104	(130,692)
Class R	—	—	—	(28,882)
Class R6	—	—	57,411	(12,799)
Increase (decrease) in net assets from capital transactions	1,164	(8,322)	101,636	(158,681)
Net increase (decrease) in net assets	1,355	(8,086)	125,521	(138,569)
Net Assets
Beginning of period	12,368	20,454	306,210	444,779
End of Period	$ 13,723	$ 12,368	$ 431,731	$ 306,210
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix U.S. Mortgage Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 7,614	$ 28,891	$ 93	$ 472
Net realized gain (loss)	(124)	234	298	334
Net change in unrealized appreciation (depreciation)	4,410	927	117	516
Increase (decrease) in net assets resulting from operations	11,900	30,052	508	1,322
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(94)	(174)	(68)	(125)
Class C	—	—	(1)	(9)
Class I	(7,500)	(28,008)	(136)	(339)
Class R6	(313)	(716)	—	—
Return of Capital:
Class A	—	—	—	(5)
Class C	—	—	—	— (1)
Class I	—	—	—	(12)
Total Dividends and Distributions to Shareholders	(7,907)	(28,898)	(205)	(490)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	19,270	8,243	(374)	2,692
Class C	—	—	110	(2,813)
Class I	221,890	(369,064)	(4,684)	(3,711)
Class R6	61,689	(7,433)	—	—
Increase (decrease) in net assets from capital transactions	302,849	(368,254)	(4,948)	(3,832)
Net increase (decrease) in net assets	306,842	(367,100)	(4,645)	(3,000)
Net Assets
Beginning of period	903,810	1,270,910	21,516	24,516
End of Period	$ 1,210,652	$ 903,810	$ 16,871	$ 21,516

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 594	$ 1,464
Net realized gain (loss)	(520)	(6)
Net change in unrealized appreciation (depreciation)	186	250
Increase (decrease) in net assets resulting from operations	260	1,708
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(34)	(42)
Class I	(559)	(1,420)
Total Dividends and Distributions to Shareholders	(593)	(1,462)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	1,091	1,408
Class I	(3,152)	(12,099)
Increase (decrease) in net assets from capital transactions	(2,061)	(10,691)
Net increase (decrease) in net assets	(2,394)	(10,445)
Net Assets
Beginning of period	51,294	61,739
End of Period	$ 48,900	$ 51,294
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Seix Core Bond Fund
Class A
1/1/20 to 12/31/20	$10.91	0.10	0.87	0.97	(0.11)	—	(0.25)	(0.36)	0.61	$11.52	8.91%	$ 10,943	0.64%	0.89%	0.88%	221%
1/1/19 to 12/31/19	10.36	0.22	0.55	0.77	(0.22)	—	—	(0.22)	0.55	10.91	7.48	9,183	0.64	0.91	2.03	197
1/1/18 to 12/31/18	10.63	0.22	(0.25)	(0.03)	(0.23)	(0.01)	—	(0.24)	(0.27)	10.36	(0.28)	5,993	0.64	0.89	2.18	172
4/1/17 to 12/31/17(6)	10.56	0.14	0.08	0.22	(0.12)	(0.03)	—	(0.15)	0.07	10.63	2.12	8,433	0.65 (7)	0.79	1.73	130
4/1/16 to 3/31/17	10.86	0.16	(0.06)	0.10	(0.19)	—	(0.21)	(0.40)	(0.30)	10.56	0.90	10,363	0.64	0.64	1.45	210
4/1/15 to 3/31/16	11.04	0.18	(0.07)	0.11	(0.20)	—	(0.09)	(0.29)	(0.18)	10.86	1.01	10,170	0.65	0.65	1.65	232
Class I
1/1/20 to 12/31/20	$10.91	0.10	0.89	0.99	(0.12)	—	(0.25)	(0.37)	0.62	$11.53	9.15%	$ 187,741	0.50%	0.59%	0.90%	221%
1/1/19 to 12/31/19	10.36	0.24	0.54	0.78	(0.23)	—	—	(0.23)	0.55	10.91	7.63	93,576	0.50	0.64	2.21	197
1/1/18 to 12/31/18	10.63	0.24	(0.26)	(0.02)	(0.24)	(0.01)	—	(0.25)	(0.27)	10.36	(0.14)	136,247	0.50	0.62	2.31	172
4/1/17 to 12/31/17(6)	10.57	0.15	0.07	0.22	(0.13)	(0.03)	—	(0.16)	0.06	10.63	2.13	186,029	0.51 (7)	0.58	1.87	130
4/1/16 to 3/31/17	10.86	0.17	(0.04)	0.13	(0.21)	—	(0.21)	(0.42)	(0.29)	10.57	1.15	199,622	0.49	0.49	1.58	210
4/1/15 to 3/31/16	11.04	0.20	(0.08)	0.12	(0.21)	—	(0.09)	(0.30)	(0.18)	10.86	1.18	255,522	0.48	0.48	1.82	232
Class R6*
1/1/20 to 12/31/20	$10.91	0.14	0.87	1.01	(0.14)	—	(0.25)	(0.39)	0.62	$11.53	9.31%	$ 1,539	0.36%	0.49%	1.21%	221%
1/1/19 to 12/31/19	10.36	0.23	0.57	0.80	(0.25)	—	—	(0.25)	0.55	10.91	7.78	2,025	0.36	0.50	2.12	197
1/1/18 to 12/31/18	10.63	0.25	(0.26)	(0.01)	(0.25)	(0.01)	—	(0.26)	(0.27)	10.36	(0.02)	114	0.36	0.48	2.40	172
4/1/17 to 12/31/17(6)	10.57	0.16	0.08	0.24	(0.15)	(0.03)	—	(0.18)	0.06	10.63	2.24	3,279	0.36	0.46	1.96	130
4/1/16 to 3/31/17	10.86	0.19	(0.05)	0.14	(0.22)	—	(0.21)	(0.43)	(0.29)	10.57	1.29	1,352	0.35	0.35	1.78	210
8/3/15 to 3/31/16(8)	10.77	0.14	0.13	0.27	(0.15)	—	(0.03)	(0.18)	0.09	10.86	2.51	22	0.34	0.34	2.00	232

Seix Corporate Bond Fund
Class A
1/1/20 to 12/31/20	$ 8.95	0.20	1.34	1.54	(0.24)	—	(0.36)	(0.60)	0.94	$ 9.89	17.44%	$ 8,765	0.95%	1.03%	2.07%	135%
1/1/19 to 12/31/19	8.15	0.23	0.78	1.01	(0.21)	—	—	(0.21)	0.80	8.95	12.47	5,599	0.95	1.10	2.69	118
1/1/18 to 12/31/18	8.76	0.26	(0.60)	(0.34)	(0.25)	—	(0.02)	(0.27)	(0.61)	8.15	(3.90)	345	0.95	1.35	3.08	299
4/1/17 to 12/31/17(6)	8.69	0.18	0.21	0.39	(0.16)	—	(0.16)	(0.32)	0.07	8.76	4.53	363	0.95	1.34	2.68	80
4/1/16 to 3/31/17	8.50	0.24	0.27	0.51	(0.24)	—	(0.08)	(0.32)	0.19	8.69	6.01	591	0.95	1.15	2.75	182
4/1/15 to 3/31/16	8.99	0.23	(0.29)	(0.06)	(0.22)	(0.01)	(0.20)	(0.43)	(0.49)	8.50	(0.52)	500	0.95	1.11	2.68	84
Class C
1/1/20 to 12/31/20	$ 8.91	0.13	1.33	1.46	(0.17)	—	(0.36)	(0.53)	0.93	$ 9.84	16.57%	$ 1,365	1.65%	1.78%	1.34%	135%
1/1/19 to 12/31/19	8.11	0.16	0.78	0.94	(0.14)	—	—	(0.14)	0.80	8.91	11.60	671	1.65	1.84	1.87	118
1/1/18 to 12/31/18	8.72	0.20	(0.60)	(0.40)	(0.19)	—	(0.02)	(0.21)	(0.61)	8.11	(4.61)	5,459	1.65	2.12	2.37	299
4/1/17 to 12/31/17(6)	8.65	0.13	0.21	0.34	(0.11)	—	(0.16)	(0.27)	0.07	8.72	4.02	6,518	1.62	2.10	2.02	80
4/1/16 to 3/31/17	8.46	0.18	0.27	0.45	(0.18)	—	(0.08)	(0.26)	0.19	8.65	5.29	7,369	1.65	1.82	2.03	182
4/1/15 to 3/31/16	8.95	0.17	(0.29)	(0.12)	(0.16)	(0.01)	(0.20)	(0.37)	(0.49)	8.46	(1.22)	8,105	1.65	1.80	2.01	84
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Seix Corporate Bond Fund (Continued)
Class I
1/1/20 to 12/31/20	$ 8.90	0.22	1.35	1.57	(0.27)	—	(0.36)	(0.63)	0.94	$ 9.84	17.82%	$ 103,866	0.70%	0.80%	2.26%	135%
1/1/19 to 12/31/19	8.11	0.25	0.77	1.02	(0.23)	—	—	(0.23)	0.79	8.90	12.66	32,896	0.70	0.86	2.90	118
1/1/18 to 12/31/18	8.73	0.27	(0.60)	(0.33)	(0.27)	—	(0.02)	(0.29)	(0.62)	8.11	(3.81)	35,244	0.70	1.03	3.33	299
4/1/17 to 12/31/17(6)	8.65	0.19	0.23	0.42	(0.18)	—	(0.16)	(0.34)	0.08	8.73	4.86	8,382	0.70	1.18	2.93	80
4/1/16 to 3/31/17	8.46	0.26	0.27	0.53	(0.26)	—	(0.08)	(0.34)	0.19	8.65	6.29	12,651	0.70	0.93	2.99	182
4/1/15 to 3/31/16	8.95	0.25	(0.29)	(0.04)	(0.24)	(0.01)	(0.20)	(0.45)	(0.49)	8.46	(0.29)	8,943	0.70	0.83	2.86	84
Class R6
10/20/20 (9) to 12/31/20	$ 9.75	0.05	0.41	0.46	(0.10)	—	(0.28)	(0.38)	0.08	$ 9.83	4.75%	$ 101	0.43%	0.71%	2.51%	135% (10)

Seix Floating Rate High Income Fund
Class A
1/1/20 to 12/31/20	$ 8.40	0.30	(0.31)	(0.01)	(0.30)	—	—	(0.30)	(0.31)	$ 8.09	0.06%	$ 35,224	0.96% (11)	0.96%	3.76%	68%
1/1/19 to 12/31/19	8.30	0.41	0.11	0.52	(0.42)	—	—	(0.42)	0.10	8.40	6.30	47,938	0.95 (11)(12)	0.93	4.79	17
1/1/18 to 12/31/18	8.70	0.40	(0.40)	—	(0.40)	—	—	(0.40)	(0.40)	8.30	(0.11)	68,213	0.94	0.95	4.58	75
4/1/17 to 12/31/17(6)	8.75	0.26	(0.05)	0.21	(0.26)	—	—	(0.26)	(0.05)	8.70	2.47	113,611	0.92	0.93	4.00	55
4/1/16 to 3/31/17	8.33	0.39	0.41	0.80	(0.38)	—	—	(0.38)	0.42	8.75	9.78	135,833	0.94	0.94	4.51	79
4/1/15 to 3/31/16	8.86	0.38	(0.54)	(0.16)	(0.37)	—	—	(0.37)	(0.53)	8.33	(1.79)	143,325	0.92	0.92	4.42	33
Class C
1/1/20 to 12/31/20	$ 8.40	0.25	(0.31)	(0.06)	(0.25)	—	—	(0.25)	(0.31)	$ 8.09	(0.52) %	$ 21,841	1.54% (11)	1.68%	3.19%	68%
1/1/19 to 12/31/19	8.30	0.36	0.11	0.47	(0.37)	—	—	(0.37)	0.10	8.40	5.68	37,586	1.53 (11)	1.65	4.21	17
1/1/18 to 12/31/18	8.70	0.35	(0.40)	(0.05)	(0.35)	—	—	(0.35)	(0.40)	8.30	(0.68)	45,588	1.52	1.62	4.01	75
4/1/17 to 12/31/17(6)	8.76	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	8.70	1.89	51,551	1.52	1.60	3.40	55
4/1/16 to 3/31/17	8.33	0.34	0.42	0.76	(0.33)	—	—	(0.33)	0.43	8.76	9.28	56,981	1.52	1.52	3.94	79
4/1/15 to 3/31/16	8.86	0.33	(0.54)	(0.21)	(0.32)	—	—	(0.32)	(0.53)	8.33	(2.37)	55,203	1.51	1.51	3.82	33
Class I
1/1/20 to 12/31/20	$ 8.40	0.32	(0.30)	0.02	(0.33)	—	—	(0.33)	(0.31)	$ 8.09	0.38%	$1,526,917	0.64% (11)	0.75%	4.10%	68%
1/1/19 to 12/31/19	8.30	0.43	0.11	0.54	(0.44)	—	—	(0.44)	0.10	8.40	6.63	2,701,126	0.63 (11)	0.72	5.13	17
1/1/18 to 12/31/18	8.70	0.43	(0.40)	0.03	(0.43)	—	—	(0.43)	(0.40)	8.30	0.22	4,380,792	0.62	0.70	4.92	75
4/1/17 to 12/31/17(6)	8.75	0.28	(0.05)	0.23	(0.28)	—	—	(0.28)	(0.05)	8.70	2.70	4,546,547	0.62	0.69	4.29	55
4/1/16 to 3/31/17	8.33	0.41	0.42	0.83	(0.41)	—	—	(0.41)	0.42	8.75	10.13	4,459,175	0.63	0.63	4.80	79
4/1/15 to 3/31/16	8.86	0.40	(0.53)	(0.13)	(0.40)	—	—	(0.40)	(0.53)	8.33	(1.50)	3,040,875	0.62	0.62	4.69	33
Class R6*
1/1/20 to 12/31/20	$ 8.40	0.34	(0.31)	0.03	(0.33)	—	—	(0.33)	(0.30)	$ 8.10	0.61%	$ 142,506	0.54% (11)	0.63%	4.30%	68%
1/1/19 to 12/31/19	8.30	0.44	0.11	0.55	(0.45)	—	—	(0.45)	0.10	8.40	6.74	552,427	0.53 (11)	0.61	5.21	17
1/1/18 to 12/31/18	8.71	0.43	(0.40)	0.03	(0.44)	—	—	(0.44)	(0.41)	8.30	0.20	805,046	0.52	0.58	5.00	75
4/1/17 to 12/31/17(6)	8.76	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	(0.05)	8.71	2.78	1,277,730	0.52	0.59	4.39	55
4/1/16 to 3/31/17	8.33	0.43	0.42	0.85	(0.42)	—	—	(0.42)	0.43	8.76	10.37	1,307,701	0.52	0.52	4.94	79
4/1/15 to 3/31/16	8.86	0.41	(0.53)	(0.12)	(0.41)	—	—	(0.41)	(0.53)	8.33	(1.39)	1,127,337	0.51	0.51	4.83	33
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Seix High Grade Municipal Bond Fund
Class A
1/1/20 to 12/31/20	$12.05	0.13	0.69	0.82	(0.13)	—	(0.32)	(0.45)	0.37	$12.42	6.85%	$ 7,626	0.75% (7)	0.95%	1.04%	203%
1/1/19 to 12/31/19	11.62	0.21	0.67	0.88	(0.21)	—	(0.24)	(0.45)	0.43	12.05	7.67	6,893	0.75	0.98	1.78	233
1/1/18 to 12/31/18	11.94	0.31	(0.26)	0.05	(0.31)	—	(0.06)	(0.37)	(0.32)	11.62	0.44	6,767	0.80 (7)	0.95	2.63	130
4/1/17 to 12/31/17(6)	11.69	0.21	0.27	0.48	(0.22)	—	(0.01)	(0.23)	0.25	11.94	4.12	8,175	0.80	0.91	2.39	173
4/1/16 to 3/31/17	12.36	0.24	(0.22)	0.02	(0.24)	—	(0.45)	(0.69)	(0.67)	11.69	0.27	12,276	0.80	0.80	1.99	218
4/1/15 to 3/31/16	12.29	0.25	0.19	0.44	(0.25)	—	(0.12)	(0.37)	0.07	12.36	3.70	13,996	0.79	0.79	2.07	171
Class I
1/1/20 to 12/31/20	$12.05	0.15	0.69	0.84	(0.15)	—	(0.32)	(0.47)	0.37	$12.42	7.01%	$ 74,004	0.60% (7)	0.86%	1.18%	203%
1/1/19 to 12/31/19	11.62	0.23	0.67	0.90	(0.23)	—	(0.24)	(0.47)	0.43	12.05	7.83	53,306	0.60	0.89	1.91	233
1/1/18 to 12/31/18	11.93	0.32	(0.25)	0.07	(0.32)	—	(0.06)	(0.38)	(0.31)	11.62	0.67	41,769	0.65 (7)	0.85	2.77	130
4/1/17 to 12/31/17(6)	11.68	0.23	0.26	0.49	(0.23)	—	(0.01)	(0.24)	0.25	11.93	4.24	75,684	0.65	0.82	2.55	173
4/1/16 to 3/31/17	12.36	0.26	(0.23)	0.03	(0.26)	—	(0.45)	(0.71)	(0.68)	11.68	0.33	78,729	0.65	0.71	2.12	218
4/1/15 to 3/31/16	12.29	0.27	0.19	0.46	(0.27)	—	(0.12)	(0.39)	0.07	12.36	3.85	99,803	0.65	0.69	2.21	171

Seix High Income Fund
Class A
1/1/20 to 12/31/20	$ 6.33	0.31	0.13	0.44	(0.31)	—	—	(0.31)	0.13	$ 6.46	7.48%	$ 20,133	0.93% (7)	1.16%	5.14%	201%
1/1/19 to 12/31/19	5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	0.37	6.33	11.67	25,338	0.98 (7)	1.13	5.03	113
1/1/18 to 12/31/18	6.53	0.36	(0.57)	(0.21)	(0.36)	—	—	(0.36)	(0.57)	5.96	(3.42)	14,327	1.03	1.11	5.56	77
4/1/17 to 12/31/17(6)	6.46	0.28	0.07	0.35	(0.28)	— (13)	—	(0.28)	0.07	6.53	5.52	29,592	1.02	1.10	5.69	45
4/1/16 to 3/31/17	5.92	0.38	0.53	0.91	(0.37)	—	—	(0.37)	0.54	6.46	15.69	63,104	1.04	1.04	5.92	95
4/1/15 to 3/31/16	6.68	0.38	(0.75)	(0.37)	(0.39)	—	—	(0.39)	(0.76)	5.92	(5.68)	43,433	1.03	1.03	6.08	77
Class I
1/1/20 to 12/31/20	$ 6.33	0.32	0.13	0.45	(0.33)	—	—	(0.33)	0.12	$ 6.45	7.58%	$ 203,543	0.68% (7)	0.92%	5.38%	201%
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	0.38	6.33	12.12	234,101	0.74 (7)	0.90	5.29	113
1/1/18 to 12/31/18	6.52	0.37	(0.57)	(0.20)	(0.37)	—	—	(0.37)	(0.57)	5.95	(3.20)	264,435	0.80	0.88	5.87	77
4/1/17 to 12/31/17(6)	6.46	0.29	0.06	0.35	(0.29)	— (13)	—	(0.29)	0.06	6.52	5.53	390,665	0.81 (7)	0.87	5.93	45
4/1/16 to 3/31/17	5.92	0.39	0.54	0.93	(0.39)	—	—	(0.39)	0.54	6.46	15.95	456,928	0.80	0.81	6.15	95
4/1/15 to 3/31/16	6.67	0.40	(0.75)	(0.35)	(0.40)	—	—	(0.40)	(0.75)	5.92	(5.31)	546,793	0.79	0.79	6.34	77
Class R6
1/1/20 to 12/31/20	$ 6.32	0.33	0.13	0.46	(0.33)	—	—	(0.33)	0.13	$ 6.45	7.85%	$ 9,137	0.59% (7)	0.77%	5.39%	201%
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	0.37	6.32	12.08	36,912	0.61 (7)	0.76	5.30	113
1/1/18 to 12/31/18	6.52	0.38	(0.57)	(0.19)	(0.38)	—	—	(0.38)	(0.57)	5.95	(3.05)	4,927	0.64	0.75	6.03	77
4/1/17 to 12/31/17(6)	6.45	0.30	0.07	0.37	(0.30)	— (13)	—	(0.30)	0.07	6.52	5.82	5,898	0.64	0.73	6.09	45
4/1/16 to 3/31/17	5.92	0.40	0.53	0.93	(0.40)	—	—	(0.40)	0.53	6.45	15.96	4,125	0.64	0.64	6.26	95
4/1/15 to 3/31/16	6.68	0.40	(0.75)	(0.35)	(0.41)	—	—	(0.41)	(0.76)	5.92	(5.30)	1,117	0.63	0.63	6.27	77
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Seix High Yield Fund
Class A
1/1/20 to 12/31/20	$ 8.19	0.37	0.40	0.77	(0.37)	—	—	(0.37)	0.40	$ 8.59	9.86%	$ 11,608	0.82%	1.05%	4.54%	182%
1/1/19 to 12/31/19	7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	0.57	8.19	12.64	4,623	0.82	1.04	4.70	98
1/1/18 to 12/31/18	8.21	0.43	(0.59)	(0.16)	(0.43)	—	—	(0.43)	(0.59)	7.62	(2.07)	2,910	0.82	1.02	5.32	59
4/1/17 to 12/31/17(6)	8.16	0.34	0.03	0.37	(0.30)	(0.02)	—	(0.32)	0.05	8.21	4.63	4,810	0.83 (7)	0.97	5.43	41
4/1/16 to 3/31/17	7.61	0.44	0.55	0.99	(0.44)	—	—	(0.44)	0.55	8.16	13.20	6,214	0.82	0.82	5.51	87
4/1/15 to 3/31/16	8.51	0.44	(0.89)	(0.45)	(0.45)	—	—	(0.45)	(0.90)	7.61	(5.36)	7,463	0.84	0.84	5.48	76
Class I
1/1/20 to 12/31/20	$ 8.41	0.40	0.40	0.80	(0.40)	—	—	(0.40)	0.40	$ 8.81	9.93%	$ 362,138	0.64%	0.76%	4.81%	182%
1/1/19 to 12/31/19	7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	0.59	8.41	12.91	292,284	0.64	0.77	4.93	98
1/1/18 to 12/31/18	8.41	0.45	(0.58)	(0.13)	(0.46)	—	—	(0.46)	(0.59)	7.82	(1.70)	286,931	0.64	0.76	5.53	59
4/1/17 to 12/31/17(6)	8.37	0.34	0.04	0.38	(0.32)	(0.02)	—	(0.34)	0.04	8.41	4.64	403,198	0.65 (7)	0.73	5.38	41
4/1/16 to 3/31/17	7.80	0.46	0.57	1.03	(0.46)	—	—	(0.46)	0.57	8.37	13.48	483,080	0.64	0.64	5.65	87
4/1/15 to 3/31/16	8.73	0.47	(0.92)	(0.45)	(0.48)	—	—	(0.48)	(0.93)	7.80	(5.23)	523,206	0.61	0.61	5.71	76
Class R6*
1/1/20 to 12/31/20	$ 8.41	0.41	0.40	0.81	(0.41)	—	—	(0.41)	0.40	$ 8.81	10.05%	$ 11,850	0.53%	0.67%	4.92%	182%
1/1/19 to 12/31/19	7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	0.59	8.41	13.03	5,645	0.53	0.67	4.89	98
1/1/18 to 12/31/18	8.42	0.44	(0.58)	(0.14)	(0.46)	—	—	(0.46)	(0.60)	7.82	(1.74)	1,009	0.53	0.64	5.31	59
4/1/17 to 12/31/17(6)	8.37	0.35	0.05	0.40	(0.33)	(0.02)	—	(0.35)	0.05	8.42	4.85	45,035	0.54 (7)	0.62	5.50	41
8/1/16 to 3/31/17(14)	8.17	0.33	0.18	0.51	(0.31)	—	—	(0.31)	0.20	8.37	6.34	42,695	0.54	0.54	5.86	87

Seix Investment Grade Tax-Exempt Bond Fund
Class A
1/1/20 to 12/31/20	$11.72	0.10	0.57	0.67	(0.10)	—	(0.30)	(0.40)	0.27	$11.99	5.73%	$ 8,902	0.73% (7)	1.01%	0.84%	173%
1/1/19 to 12/31/19	11.45	0.19	0.55	0.74	(0.19)	—	(0.28)	(0.47)	0.27	11.72	6.54	9,329	0.75 (7)	1.00	1.65	203
1/1/18 to 12/31/18	11.75	0.28	(0.23)	0.05	(0.28)	—	(0.07)	(0.35)	(0.30)	11.45	0.45	9,999	0.80 (7)	1.00	2.47	105
4/1/17 to 12/31/17(6)	11.65	0.22	0.10	0.32	(0.22)	—	—	(0.22)	0.10	11.75	2.76	11,066	0.80	0.96	2.46	130
4/1/16 to 3/31/17	12.24	0.26	(0.32)	(0.06)	(0.26)	—	(0.27)	(0.53)	(0.59)	11.65	(0.48)	20,281	0.80	0.92	2.16	138
4/1/15 to 3/31/16	12.30	0.26	0.08	0.34	(0.26)	—	(0.14)	(0.40)	(0.06)	12.24	2.89	24,861	0.80	0.93	2.17	139
Class I
1/1/20 to 12/31/20	$11.70	0.12	0.58	0.70	(0.12)	—	(0.30)	(0.42)	0.28	$11.98	5.98%	$ 288,699	0.58% (7)	0.82%	0.98%	173%
1/1/19 to 12/31/19	11.43	0.21	0.55	0.76	(0.21)	—	(0.28)	(0.49)	0.27	11.70	6.71	295,280	0.60 (7)	0.81	1.80	203
1/1/18 to 12/31/18	11.73	0.30	(0.23)	0.07	(0.30)	—	(0.07)	(0.37)	(0.30)	11.43	0.60	307,001	0.65 (7)	0.80	2.61	105
4/1/17 to 12/31/17(6)	11.64	0.23	0.09	0.32	(0.23)	—	—	(0.23)	0.09	11.73	2.79	463,968	0.65	0.76	2.62	130
4/1/16 to 3/31/17	12.22	0.28	(0.31)	(0.03)	(0.28)	—	(0.27)	(0.55)	(0.58)	11.64	(0.24)	519,784	0.65	0.70	2.30	138
4/1/15 to 3/31/16	12.29	0.28	0.07	0.35	(0.28)	—	(0.14)	(0.42)	(0.07)	12.22	2.96	629,435	0.65	0.68	2.32	139
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Seix Short-Term Bond Fund
Class A
1/1/20 to 12/31/20	$ 9.96	0.07	0.29	0.36	(0.08)	—	—	(0.08)	0.28	$10.24	3.59%	$ 6,280	0.80%	1.27%	0.66%	171%
1/1/19 to 12/31/19	9.83	0.17	0.13	0.30	(0.17)	—	—	(0.17)	0.13	9.96	3.08	2,300	0.80	1.81	1.73	77
1/1/18 to 12/31/18	9.90	0.14	(0.06)	0.08	(0.14)	(0.01)	—	(0.15)	(0.07)	9.83	0.81	2,028	0.80	1.68	1.43	93
4/1/17 to 12/31/17(6)	9.95	0.07	(0.04)	0.03	(0.07)	(0.01)	—	(0.08)	(0.05)	9.90	0.27	2,210	0.80	1.26	0.89	145
4/1/16 to 3/31/17	10.01	0.06	(0.06)	—	(0.06)	—	—	(0.06)	(0.06)	9.95	0.03	2,308	0.80	0.80	0.58	129
4/1/15 to 3/31/16	10.00	0.04	0.02	0.06	(0.05)	—	—	(0.05)	0.01	10.01	0.58	2,104	0.80	0.81	0.38	87
Class C
1/1/20 to 12/31/20	$ 9.96	0.01	0.28	0.29	(0.01)	—	—	(0.01)	0.28	$10.24	2.96%	$ 2,082	1.39%	2.10%	0.08%	171%
1/1/19 to 12/31/19	9.83	0.09	0.13	0.22	(0.09)	—	—	(0.09)	0.13	9.96	2.29	733	1.57	2.58	0.95	77
1/1/18 to 12/31/18	9.89	0.07	(0.06)	0.01	(0.06)	(0.01)	—	(0.07)	(0.06)	9.83	0.14	1,461	1.57	2.48	0.66	93
4/1/17 to 12/31/17(6)	9.94	0.02	(0.05)	(0.03)	(0.01)	(0.01)	—	(0.02)	(0.05)	9.89	(0.26)	1,257	1.48	2.04	0.21	145
4/1/16 to 3/31/17	10.00	— (13)	(0.06)	(0.06)	—	—	—	—	(0.06)	9.94	(0.57)	1,310	1.40	1.57	(0.03)	129
4/1/15 to 3/31/16	10.00	(0.01)	0.01	—	— (13)	—	—	— (13)	—	10.00	—	1,742	1.29	1.58	(0.10)	87
Class I
1/1/20 to 12/31/20	$ 9.93	0.09	0.30	0.39	(0.10)	—	—	(0.10)	0.29	$10.22	3.91%	$ 7,352	0.60%	1.16%	0.88%	171%
1/1/19 to 12/31/19	9.80	0.19	0.13	0.32	(0.19)	—	—	(0.19)	0.13	9.93	3.29	5,155	0.60	1.61	1.93	77
1/1/18 to 12/31/18	9.86	0.16	(0.05)	0.11	(0.16)	(0.01)	—	(0.17)	(0.06)	9.80	1.11	5,719	0.60	1.43	1.62	93
4/1/17 to 12/31/17(6)	9.92	0.08	(0.05)	0.03	(0.08)	(0.01)	—	(0.09)	(0.06)	9.86	0.31	7,918	0.60	0.91	1.05	145
4/1/16 to 3/31/17	9.98	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)	(0.06)	9.92	0.23	52,024	0.60	0.69	0.77	129
4/1/15 to 3/31/16	9.98	0.06	0.01	0.07	(0.07)	—	—	(0.07)	—	9.98	0.68	49,749	0.60	0.68	0.58	87

Seix Short-Term Municipal Bond Fund
Class A
1/1/20 to 12/31/20	$10.03	0.05	0.24	0.29	(0.05)	—	(0.11)	(0.16)	0.13	$10.16	2.86%	$ 1,474	0.64% (7)	1.25%	0.49%	125%
1/1/19 to 12/31/19	9.92	0.12	0.23	0.35	(0.12)	—	(0.12)	(0.24)	0.11	10.03	3.54	1,535	0.65	1.17	1.15	77
1/1/18 to 12/31/18	9.91	0.09	0.02	0.11	(0.10)	—	— (13)	(0.10)	0.01	9.92	1.10	1,411	0.65	1.05	0.96	50
4/1/17 to 12/31/17(6)	9.93	0.05	(0.01)	0.04	(0.05)	—	(0.01)	(0.06)	(0.02)	9.91	0.39	1,765	0.65	0.95	0.70	56
4/1/16 to 3/31/17	9.98	0.05	(0.03)	0.02	(0.06)	—	(0.01)	(0.07)	(0.05)	9.93	0.26	1,810	0.65	0.74	0.54	59
4/1/15 to 3/31/16	10.00	0.02	— (13)	0.02	(0.02)	—	(0.02)	(0.04)	(0.02)	9.98	0.23	7,354	0.67	0.72	0.24	82
Class I
1/1/20 to 12/31/20	$10.04	0.06	0.25	0.31	(0.07)	—	(0.11)	(0.18)	0.13	$10.17	3.03%	$ 12,249	0.47% (7)	1.15%	0.64%	125%
1/1/19 to 12/31/19	9.93	0.13	0.23	0.36	(0.13)	—	(0.12)	(0.25)	0.11	10.04	3.71	10,833	0.48	1.05	1.34	77
1/1/18 to 12/31/18	9.91	0.11	0.02	0.13	(0.11)	—	— (13)	(0.11)	0.02	9.93	1.37	19,043	0.48	0.89	1.12	50
4/1/17 to 12/31/17(6)	9.93	0.07	(0.01)	0.06	(0.07)	—	(0.01)	(0.08)	(0.02)	9.91	0.52	31,289	0.48	0.81	0.87	56
4/1/16 to 3/31/17	9.98	0.08	(0.04)	0.04	(0.08)	—	(0.01)	(0.09)	(0.05)	9.93	0.40	26,710	0.48	0.66	0.75	59
4/1/15 to 3/31/16	10.00	0.04	— (13)	0.04	(0.04)	—	(0.02)	(0.06)	(0.02)	9.98	0.41	32,184	0.51	0.62	0.41	82
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Seix Total Return Bond Fund
Class A
1/1/20 to 12/31/20	$11.03	0.15	1.05	1.20	(0.21)	—	(0.09)	(0.30)	0.90	$11.93	10.91%	$ 12,879	0.70%	0.87%	1.27%	186%
1/1/19 to 12/31/19	10.52	0.22	0.48	0.70	(0.13)	(0.06)	—	(0.19)	0.51	11.03	6.69	24,861	0.70	0.94	2.04	190
1/1/18 to 12/31/18	10.77	0.23	(0.28)	(0.05)	(0.20)	—	—	(0.20)	(0.25)	10.52	(0.48)	10,717	0.70	0.85	2.18	169
4/1/17 to 12/31/17(6)	10.77	0.15	—	0.15	(0.09)	(0.06)	—	(0.15)	—	10.77	1.37	13,227	0.71 (7)	0.84	1.86	150
4/1/16 to 3/31/17	11.02	0.20	(0.06)	0.14	(0.22)	—	(0.17)	(0.39)	(0.25)	10.77	1.22	27,284	0.70	0.70	1.85	210
4/1/15 to 3/31/16	11.11	0.17	(0.06)	0.11	(0.19)	—	(0.01)	(0.20)	(0.09)	11.02	1.02	32,366	0.71	0.71	1.55	181
Class I
1/1/20 to 12/31/20	$10.68	0.16	1.03	1.19	(0.24)	—	(0.09)	(0.33)	0.86	$11.54	11.12%	$ 295,811	0.46%	0.57%	1.38%	186%
1/1/19 to 12/31/19	10.17	0.24	0.48	0.72	(0.15)	(0.06)	—	(0.21)	0.51	10.68	7.12	220,036	0.46	0.59	2.32	190
1/1/18 to 12/31/18	10.42	0.24	(0.28)	(0.04)	(0.21)	—	—	(0.21)	(0.25)	10.17	(0.32)	335,999	0.46	0.55	2.39	169
4/1/17 to 12/31/17(6)	10.42	0.17	(0.01)	0.16	(0.10)	(0.06)	—	(0.16)	—	10.42	1.56	681,009	0.46	0.53	2.15	150
4/1/16 to 3/31/17	10.67	0.22	(0.07)	0.15	(0.23)	—	(0.17)	(0.40)	(0.25)	10.42	1.44	790,997	0.46	0.46	2.10	210
4/1/15 to 3/31/16	10.75	0.19	(0.05)	0.14	(0.21)	—	(0.01)	(0.22)	(0.08)	10.67	1.35	971,159	0.45	0.45	1.82	181
Class R6*
1/1/20 to 12/31/20	$10.67	0.17	1.03	1.20	(0.25)	—	(0.09)	(0.34)	0.86	$11.53	11.30%	$ 123,041	0.31%	0.46%	1.53%	186%
1/1/19 to 12/31/19	10.17	0.26	0.46	0.72	(0.16)	(0.06)	—	(0.22)	0.50	10.67	7.18	61,313	0.31	0.45	2.51	190
1/1/18 to 12/31/18	10.42	0.26	(0.28)	(0.02)	(0.23)	—	—	(0.23)	(0.25)	10.17	(0.17)	70,626	0.31	0.44	2.55	169
4/1/17 to 12/31/17(6)	10.42	0.19	(0.02)	0.17	(0.11)	(0.06)	—	(0.17)	—	10.42	1.68	145,096	0.31	0.40	2.38	150
4/1/16 to 3/31/17	10.67	0.25	(0.08)	0.17	(0.25)	—	(0.17)	(0.42)	(0.25)	10.42	1.58	101,022	0.31	0.31	2.40	210
4/1/15 to 3/31/16	10.75	0.21	(0.06)	0.15	(0.22)	—	(0.01)	(0.23)	(0.08)	10.67	1.49	56,133	0.31	0.31	1.95	181

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/20 to 12/31/20	$10.00	0.04	0.06	0.10	(0.06)	—	—	(0.06)	0.04	$10.04	0.99%	$ 33,092	0.66%	0.66%	0.41%	54%
1/1/19 to 12/31/19	9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	0.01	10.00	2.11	13,741	0.65 (15)	0.65	1.91	63
7/24/18 to 12/31/18(16)	10.00	0.09	(0.01)	0.08	(0.08)	(0.01)	—	(0.09)	(0.01)	9.99	0.79	5,497	0.63 (15)	0.63	2.10	28 (10)
Class I
1/1/20 to 12/31/20	$10.00	0.08	0.04	0.12	(0.08)	—	—	(0.08)	0.04	$10.04	1.25%	$1,090,217	0.41%	0.49%	0.76%	54%
1/1/19 to 12/31/19	9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	0.01	10.00	2.36	864,548	0.41	0.50	2.27	63
1/1/18 to 12/31/18	10.01	0.19	(0.01)	0.18	(0.19)	(0.01)	—	(0.20)	(0.02)	9.99	1.83	1,232,473	0.41	0.50	1.89	28
4/1/17 to 12/31/17(6)	10.03	0.09	(0.01)	0.08	(0.09)	(0.01)	—	(0.10)	(0.02)	10.01	0.82	1,343,042	0.41	0.47	1.17	48
4/1/16 to 3/31/17	10.03	0.07	0.03	0.10	(0.10)	—	—	(0.10)	—	10.03	0.98	1,367,242	0.42	0.42	0.72	77
4/1/15 to 3/31/16	10.12	0.06	(0.07)	(0.01)	(0.08)	—	—	(0.08)	(0.09)	10.03	(0.11)	1,557,899	0.41	0.41	0.57	52
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Class R6*
1/1/20 to 12/31/20	$10.01	0.07	0.07	0.14	(0.10)	—	—	(0.10)	0.04	$10.05	1.40%	$ 87,343	0.26%	0.38%	0.66%	54%
1/1/19 to 12/31/19	10.00	0.24	0.01	0.25	(0.24)	—	—	(0.24)	0.01	10.01	2.51	25,521	0.26	0.37	2.39	63
1/1/18 to 12/31/18	10.03	0.20	(0.01)	0.19	(0.21)	(0.01)	—	(0.22)	(0.03)	10.00	1.88	32,940	0.26	0.37	2.01	28
4/1/17 to 12/31/17(6)	10.04	0.10	— (13)	0.10	(0.10)	(0.01)	—	(0.11)	(0.01)	10.03	1.04	43,072	0.26	0.33	1.32	48
8/1/16 to 3/31/17(14)	10.04	0.08	—	0.08	(0.08)	—	—	(0.08)	—	10.04	0.77	32,657	0.26	0.26	1.12	77

Seix U.S. Mortgage Fund
Class A
1/1/20 to 12/31/20	$11.28	0.04	0.25	0.29	(0.11)	—	—	(0.11)	0.18	$11.46	2.60%	$ 6,395	0.90%	1.81%	0.39%	53%
1/1/19 to 12/31/19	10.87	0.22	0.42	0.64	(0.22)	(0.01)	—	(0.23)	0.41	11.28	5.94	6,657	0.90	1.74	1.97	101
1/1/18 to 12/31/18	11.09	0.20	(0.17)	0.03	(0.20)	(0.05)	—	(0.25)	(0.22)	10.87	0.31	3,727	0.90	2.01	1.88	129
4/1/17 to 12/31/17(6)	11.10	0.12	0.04	0.16	(0.11)	(0.06)	—	(0.17)	(0.01)	11.09	1.45	2,566	0.90	1.59	1.48	89
4/1/16 to 3/31/17	11.31	0.05	(0.04)	0.01	(0.18)	—	(0.04)	(0.22)	(0.21)	11.10	0.04	3,594	0.90	0.98	0.41	118
4/1/15 to 3/31/16	11.29	0.08	0.11	0.19	(0.17)	—	—	(0.17)	0.02	11.31	1.72	6,560	0.90	1.10	0.76	223
Class C
1/1/20 to 12/31/20	$11.30	(0.05)	0.26	0.21	(0.03)	—	—	(0.03)	0.18	$11.48	1.83%	$ 499	1.65%	2.05%	(0.46) %	53%
1/1/19 to 12/31/19	10.89	0.14	0.41	0.55	(0.13)	(0.01)	—	(0.14)	0.41	11.30	5.09	383	1.65	1.99	1.29	101
1/1/18 to 12/31/18	11.11	0.12	(0.17)	(0.05)	(0.12)	(0.05)	—	(0.17)	(0.22)	10.89	(0.43)	3,174	1.65	2.00	1.09	129
4/1/17 to 12/31/17(6)	11.11	0.05	0.06	0.11	(0.05)	(0.06)	—	(0.11)	—	11.11	0.99	3,722	1.62	1.98	0.65	89
4/1/16 to 3/31/17	11.33	(0.03)	(0.06)	(0.09)	(0.09)	—	(0.04)	(0.13)	(0.22)	11.11	(0.79)	4,301	1.65	1.71	0.26	118
4/1/15 to 3/31/16	11.32	— (13)	0.10	0.10	(0.09)	—	—	(0.09)	0.01	11.33	0.88	5,478	1.65	1.79	0.01	223
Class I
1/1/20 to 12/31/20	$11.30	0.07	0.25	0.32	(0.14)	—	—	(0.14)	0.18	$11.48	2.80%	$ 9,977	0.70%	1.13%	0.60%	53%
1/1/19 to 12/31/19	10.89	0.24	0.42	0.66	(0.24)	(0.01)	—	(0.25)	0.41	11.30	6.13	14,476	0.70	1.10	2.19	101
1/1/18 to 12/31/18	11.11	0.22	(0.17)	0.05	(0.22)	(0.05)	—	(0.27)	(0.22)	10.89	0.52	17,615	0.70	1.08	2.05	129
4/1/17 to 12/31/17(6)	11.12	0.13	0.05	0.18	(0.13)	(0.06)	—	(0.19)	(0.01)	11.11	1.60	18,967	0.70	1.08	1.52	89
4/1/16 to 3/31/17	11.33	0.07	(0.04)	0.03	(0.20)	—	(0.04)	(0.24)	(0.21)	11.12	0.24	17,620	0.70	0.86	0.66	118
4/1/15 to 3/31/16	11.32	0.12	0.09	0.21	(0.20)	—	—	(0.20)	0.01	11.33	1.84	25,068	0.70	0.86	1.03	223

Seix Ultra-Short Bond Fund
Class A
1/1/20 to 12/31/20	$ 9.96	0.10	0.01	0.11	(0.10)	—	—	(0.10)	0.01	$ 9.97	1.13%	$ 4,189	0.65%	0.84%	1.03%	101%
1/1/19 to 12/31/19	9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	0.04	9.96	2.58	3,111	0.65	0.83	2.07	97
7/24/18 to 12/31/18(16)	9.97	0.11	(0.06)	0.05	(0.10)	—	—	(0.10)	(0.05)	9.92	0.48	1,698	0.65	0.84	2.46	112 (10)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Seix Ultra-Short Bond Fund (Continued)
Class I
1/1/20 to 12/31/20	$ 9.95	0.13	0.01	0.14	(0.13)	—	—	(0.13)	0.01	$ 9.96	1.39%	$ 44,711	0.40%	0.62%	1.29%	101%
1/1/19 to 12/31/19	9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	0.04	9.95	2.84	48,183	0.40	0.61	2.42	97
1/1/18 to 12/31/18	9.97	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	9.91	1.61	60,041	0.40	0.62	2.21	112
4/1/17 to 12/31/17(6)	9.96	0.11	0.01	0.12	(0.11)	—	—	(0.11)	0.01	9.97	1.21	59,548	0.42 (7)	0.56	1.44	53
4/1/16 to 3/31/17	9.93	0.10	0.04	0.14	(0.11)	—	—	(0.11)	0.03	9.96	1.41	87,344	0.40	0.40	1.05	142
4/1/15 to 3/31/16	9.97	0.08	(0.04)	0.04	(0.08)	—	—	(0.08)	(0.04)	9.93	0.42	104,950	0.38	0.38	0.77	59

Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to December 31 during the period.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	Class R6 (formerly IS) commenced operations on August 3, 2015.
(9)	Inception date.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Ratio of total expenses excluding interest expense on borrowings for the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).
(12)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(13)	Amount is less than $0.005 per share.
(14)	Class R6 (formerly IS) commenced operations on August 1, 2016.
(15)	The share class is currently under its expense limitation.
(16)	Class A commenced operations on July 24, 2018.
See Notes to Financial Statements

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 13 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
The Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Ultra-Short Bond Fund offer Class I shares and Class A shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Total Return Fund, and Seix U.S. Government Securities Ultra-Short Bond Fund offer Class A shares, Class I shares and Class R6 shares. The Seix Corporate Bond Fund and Seix Floating Rate High Income Fund offer Class A shares, Class C shares, Class I shares and Class R6 shares. The remaining Funds offer Class A shares, Class C shares and Class I shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund, and 18 months for all other Funds (except the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund, which are not subject to a CDSC). The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On December 5, 2019, all Class R shares for the Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, and Seix Total Return Bond Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of December 31, 2020, was ten years. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
As of December 31, 2020, the Seix Floating Rate High Income Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
Borrower	Seix Floating Rate High Income Fund
Cano Health LLC	$ 865
LBM Acquisition LLC	543
Planview Parent, Inc.	567
Refficiency Holdings LLC	442
U.S. Silica Co.	1,405
J.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled. Effective October 1, 2020, the Funds may resume loaning portfolio securities under the securities lending program.
At December 31, 2020, the securities loaned were subject to a MSLA on a net payment basis as follows:
Fund	Counterparty	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Seix High Income Fund	BNYM	$2,821	$2,821	$—
Seix High Yield Fund	BNYM	4,030	4,030	—
(1) Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2) Net amount represents the net amount receivable due from the counterparty in the event of default.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal period, the Seix Total Return Bond Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
B.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the period, the Seix Corporate Bond Fund and Seix Total Return Bond Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the financial statements as of December 31, 2020:
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended December 31, 2020
Net Realized Gain (Loss) From
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Foreign currency exchange contracts:
Forward foreign currency transactions(1)	$ —	$(1,454)
Commodity contracts:
Swaps (2)	316	2,099
Total	$316	$ 645

(1) Included in net realized gain (loss) from forward foreign currency transactions within the Statements of Operations.
(2) Included in net realized gain (loss) from swaps within the Statements of Operations.

The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended December 31, 2020
Net Change in Unrealized Appreciation/(Depreciation) on
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Credit contracts:
Swaps (1)	$193	$1,360
Total	$193	$1,360

(1) Included in net change in unrealized appreciation (depreciation) from swaps within the Statement of Operations.
The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the period ended December 31, 2020.
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Forward Foreign Currency Exchange Purchase Contracts(1)	$ —	$ 3,086
Forward Foreign Currency Exchange Sale Contracts(2)	—	(3,087)
Credit Default Swap Agreements - Buy Protection(3)	1,774	13,258

(1) Average value of currency purchased.
(2) Average value of currency sold.
(3) Notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40
Seix Floating Rate High Income Fund	0.45
Seix High Grade Municipal Bond Fund	0.50
Seix High Income Fund	0.55
Seix High Yield Fund	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50
Seix Short-Term Bond Fund	0.40
Seix Short-Term Municipal Bond Fund	0.35
Seix Total Return Bond Fund	0.25
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20
Seix U.S. Mortgage Fund	0.40
Seix Ultra-Short Bond Fund	0.22
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadviser
The subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser. Seix Investment Advisors LLC, an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Funds.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2021 (except as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Seix Core Bond Fund	0.64%	N/A %	0.50%	0.36%
Seix Corporate Bond Fund*	0.95	1.65	0.70	0.43
Seix Floating Rate High Income Fund	0.94	1.52	0.62	0.52
Seix High Grade Municipal Bond Fund**	0.73	N/A	0.58	N/A
Seix High Income Fund	0.93	N/A	0.68	0.59
Seix High Yield Fund	0.82	N/A	0.64	0.53
Seix Investment Grade Tax-Exempt Bond Fund***	0.71	N/A	0.56	N/A
Seix Short-Term Bond Fund	0.80	1.57	0.60	N/A
Seix Short-Term Municipal Bond Fund****	0.54	N/A	0.37	N/A
Seix Total Return Bond Fund	0.70	N/A	0.46	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	0.66	N/A	0.41	0.26
Seix U.S. Mortgage Fund	0.90	1.65	0.70	N/A
Seix Ultra-Short Bond Fund	0.65	N/A	0.40	N/A
*	Effective through April 30, 2022.
**	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares and Class I shares, respectively: 0.75% and 0.60%.
***	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares and Class I shares, respectively: 0.73% and 0.58%.
****	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares and Class I shares, respectively: 0.65% and 0.48%.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2021	2022	2023	Total
Seix Core Bond Fund
Class A	$ 19	$ 17	$ 26	$ 62
Class I	190	174	126	490
Class R6	3	1	3	7
Seix Corporate Bond Fund
Class A	1	8	5	14
Class C	28	2	1	31
Class I	53	61	68	182
Class R6	—	—	— (1)	—
Seix Floating Rate High Income Fund
Class A	—	—	— (1)	— (1)
Class C	49	51	39	139
Class I	3,727	3,400	2,005	9,132
Class R6	733	514	264 (1)	1,511
Seix High Grade Municipal Bond Fund
Class A	11	16	14	41
Class I	135	132	165	432

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Expiration
Fund	2021	2022	2023	Total
Seix High Income Fund
Class A	$ 17	$ 26	$ 48	$ 91
Class I	282	413	446	1,141
Class R6	6	46	26	78
Seix High Yield Fund
Class A	8	8	14	30
Class I	422	391	351	1,164
Class R6	13	2	11	26
Seix Investment Grade Tax-Exempt Bond Fund
Class A	22	25	25	72
Class I	616	672	696	1,984
Seix Short-Term Bond Fund
Class A	17	24	34	75
Class C	8	9	9	26
Class I	57	51	47	155
Seix Short-Term Municipal Bond Fund
Class A	6	8	10	24
Class I	95	78	82	255
Seix Total Return Bond Fund
Class A	19	26	31	76
Class I	485	362	314	1,161
Class R6	162	92	105	359
Seix U.S. Government Securities Ultra-Short Bond Fund
Class I	1,107	1,095	748	2,950
Class R6	42	34	52	128
Seix U.S. Mortgage Fund
Class A	35	53	62	150
Class C	12	2	2	16
Class I	69	63	49	181
Seix Ultra-Short Bond Fund
Class A	1	4	6	11
Class I	120	125	94	339
(1)	Amount is less than $500.
During the period ended December 31, 2020, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Total
Seix Floating Rate High Income Fund	$ 4	$ 4
Seix U.S. Government Securities Ultra-Short Bond Fund	— (1)	— (1)
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2020, it retained net commissions of $24 for Class A shares and CDSC of $1 and $3 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares (0.15% for Seix High Grade Municipal Bond Fund and Seix Short-Term Municipal Bond Fund, and 0.20% for Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund), and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2020, the Funds incurred administration fees totaling $4,604 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2020, the Funds incurred transfer agent fees totaling $2,064 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payments from Affiliate
The Seix Floating Rate High Income Fund will be reimbursed by the administrator for costs incurred due to a pricing error during the period ended December 31, 2020. The reimbursement amount for the Fund is disclosed in the Fund’s “Statements of Assets and Liabilities” as a “Receivable from affiliate”.
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2020.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended December 31, 2020, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 73,320	$ 28,235
Seix Corporate Bond Fund	156,321	92,883
Seix Floating Rate High Income Fund	1,463,342	2,774,319
Seix High Grade Municipal Bond Fund	158,265	133,004
Seix High Income Fund	439,228	498,848
Seix High Yield Fund	624,211	557,188
Seix Investment Grade Tax-Exempt Bond Fund	507,102	497,380
Seix Short-Term Bond Fund	8,409	3,231
Seix Short-Term Municipal Bond Fund	16,276	14,700
Seix Total Return Bond Fund	161,768	74,102
Seix U.S. Government Securities Ultra-Short Bond Fund	23,150	—
Seix Ultra-Short Bond Fund	39,743	28,964
Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2020, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$250,813	$251,641
Seix Corporate Bond Fund	8,970	8,966
Seix Short-Term Bond Fund	26,569	24,623
Seix Total Return Bond Fund	457,060	521,453
Seix U.S. Government Securities Ultra-Short Bond Fund	813,565	515,999
Seix U.S. Mortgage Fund	9,270	15,072
Seix Ultra-Short Bond Fund	1,987	15,138

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	322	$ 3,692	351	$ 3,828	473	$ 4,627	716	$ 5,945
Reinvestment of distributions	24	275	9	99	45	444	14	122
Shares repurchased and cross class conversions	(238)	(2,739)	(97)	(1,037)	(258)	(2,437)	(147)	(1,286)
Net Increase / (Decrease)	108	$ 1,228	263	$ 2,890	260	$ 2,634	583	$ 4,781
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	101	$ 985	19	$ 169
Reinvestment of distributions	—	—	—	—	6	59	1	12
Shares repurchased and cross class conversions	—	—	—	—	(44)	(411)	(618)	(5,033)
Net Increase / (Decrease)	—	$ —	—	$ —	63	$ 633	(598)	$ (4,852)
Class I
Shares sold and cross class conversions	14,006	$ 162,003	1,130	$ 12,114	9,860	$ 95,933	1,514	$ 13,159
Reinvestment of distributions	459	5,296	236	2,528	558	5,448	113	977
Shares repurchased and cross class conversions	(6,755)	(77,352)	(5,940)	(63,826)	(3,555)	(34,971)	(2,278)	(19,873)
Net Increase / (Decrease)	7,710	$ 89,947	(4,574)	$ (49,184)	6,863	$ 66,410	(651)	$ (5,737)
Class R
Shares sold and cross class conversions	—	$ —	15	$ 159	—	$ —	—	$ —
Reinvestment of distributions	—	—	4	45	—	—	—	—
Shares repurchased and cross class conversions	—	—	(317)	(3,466)	—	—	—	—
Net Increase / (Decrease)	—	$ —	(298)	$ (3,262)	—	$ —	—	$ —
Class R6
Shares sold and cross class conversions	110	$ 1,289	179	$ 1,952	10	$ 100	—	$ —
Reinvestment of distributions	5	57	1	7	—	—	—	—
Shares repurchased and cross class conversions	(167)	(1,952)	(5)	(53)	—	—	—	—
Net Increase / (Decrease)	(52)	$ (606)	175	$ 1,906	10	$ 100	—	$ —

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,026	$ 8,156	1,755	$ 14,862	129	$ 1,612	69	$ 830
Reinvestment of distributions	157	1,229	264	2,236	22	276	21	258
Shares repurchased and cross class conversions	(2,536)	(19,704)	(4,530)	(38,341)	(109)	(1,353)	(101)	(1,223)
Net Increase / (Decrease)	(1,353)	$ (10,319)	(2,511)	$ (21,243)	42	$ 535	(11)	$ (135)
Class C
Shares sold and cross class conversions	188	$ 1,495	573	$ 4,850	—	$ —	—	$ —
Reinvestment of distributions	104	818	192	1,628	—	—	—	—
Shares repurchased and cross class conversions	(2,066)	(16,293)	(1,783)	(15,071)	—	—	—	—
Net Increase / (Decrease)	(1,774)	$ (13,980)	(1,018)	$ (8,593)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	77,421	$ 609,210	88,463	$ 749,789	2,544	$ 31,489	1,646	$ 19,860
Reinvestment of distributions	8,551	67,165	18,983	160,882	178	2,203	125	1,502
Shares repurchased and cross class conversions	(218,814)	(1,681,120)	(313,658)	(2,656,616)	(1,187)	(14,592)	(941)	(11,282)
Net Increase / (Decrease)	(132,842)	$ (1,004,745)	(206,212)	$ (1,745,945)	1,535	$ 19,100	830	$ 10,080
Class R6
Shares sold and cross class conversions	4,461	$ 35,681	37,802	$ 320,528	—	$ —	—	$ —
Reinvestment of distributions	1,163	9,086	2,676	22,663	—	—	—	—
Shares repurchased and cross class conversions	(53,749)	(418,732)	(71,688)	(608,050)	—	—	—	—
Net Increase / (Decrease)	(48,125)	$ (373,965)	(31,210)	$ (264,859)	—	$ —	—	$ —

	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,017	$ 6,104	2,702	$ 16,827	1,363	$ 11,150	611	$ 4,900
Reinvestment of distributions	172	1,038	130	816	30	243	19	153
Shares repurchased and cross class conversions	(2,072)	(12,653)	(1,236)	(7,755)	(605)	(4,978)	(447)	(3,589)
Net Increase / (Decrease)	(883)	$ (5,511)	1,596	$ 9,888	788	$ 6,415	183	$ 1,464
Class I
Shares sold and cross class conversions	12,164	$ 73,430	7,914	$ 49,385	20,539	$ 167,587	7,527	$ 62,140
Reinvestment of distributions	1,680	10,106	2,175	13,628	1,524	12,631	1,570	12,975
Shares repurchased and cross class conversions	(19,297)	(114,042)	(17,508)	(109,473)	(15,728)	(126,059)	(11,029)	(91,170)
Net Increase / (Decrease)	(5,453)	$ (30,506)	(7,419)	$ (46,460)	6,335	$ 54,159	(1,932)	$ (16,055)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R
Shares sold and cross class conversions	—	$ —	299	$ 1,870	—	$ —	2	$ 17
Reinvestment of distributions	—	—	74	462	—	—	— (1)	2
Shares repurchased and cross class conversions	—	—	(2,248)	(13,993)	—	—	(9)	(75)
Net Increase / (Decrease)	—	$ —	(1,875)	$ (11,661)	—	$ —	(7)	$ (56)
Class R6
Shares sold and cross class conversions	1,035	$ 6,328	5,927	$ 36,986	791	$ 6,417	558	$ 4,670
Reinvestment of distributions	23	140	29	185	21	178	6	47
Shares repurchased and cross class conversions	(5,479)	(30,802)	(948)	(5,931)	(139)	(1,153)	(22)	(180)
Net Increase / (Decrease)	(4,421)	$ (24,334)	5,008	$ 31,240	673	$ 5,442	542	$ 4,537

	Seix Investment Grade Tax-Exempt Bond Fund				Seix Short-Term Bond Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	56	$ 672	44	$ 512	1,265	$ 12,808	83	$ 816
Reinvestment of distributions	22	267	27	314	5	46	4	40
Shares repurchased and cross class conversions	(132)	(1,485)	(148)	(1,756)	(888)	(9,064)	(62)	(616)
Net Increase / (Decrease)	(54)	$ (546)	(77)	$ (930)	382	$ 3,790	25	$ 240
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	260	$ 2,639	27	$ 266
Reinvestment of distributions	—	—	—	—	— (1)	1	1	8
Shares repurchased and cross class conversions	—	—	—	—	(131)	(1,333)	(103)	(1,013)
Net Increase / (Decrease)	—	$ —	—	$ —	129	$ 1,307	(75)	$ (739)
Class I
Shares sold and cross class conversions	8,339	$ 99,676	6,119	$ 71,920	961	$ 9,775	32	$ 321
Reinvestment of distributions	602	7,212	781	9,159	7	72	9	92
Shares repurchased and cross class conversions	(10,062)	(119,251)	(8,526)	(100,551)	(767)	(7,808)	(106)	(1,045)
Net Increase / (Decrease)	(1,121)	$ (12,363)	(1,626)	$ (19,472)	201	$ 2,039	(65)	$ (632)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Seix Short-Term Municipal Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	75	$ 769	51	$ 512	1,019	$ 11,996	2,054	$ 22,739
Reinvestment of distributions	2	19	3	30	33	385	14	152
Shares repurchased and cross class conversions	(85)	(869)	(43)	(436)	(2,226)	(26,260)	(834)	(9,199)
Net Increase / (Decrease)	(8)	$ (81)	11	$ 106	(1,174)	$ (13,879)	1,234	$ 13,692
Class I
Shares sold and cross class conversions	463	$ 4,662	91	$ 924	17,761	$ 203,694	3,913	$ 40,873
Reinvestment of distributions	20	201	31	309	690	7,927	540	5,680
Shares repurchased and cross class conversions	(357)	(3,618)	(961)	(9,661)	(13,423)	(153,517)	(16,875)	(177,245)
Net Increase / (Decrease)	126	$ 1,245	(839)	$ (8,428)	5,028	$ 58,104	(12,422)	$ (130,692)
Class R
Shares sold and cross class conversions	—	$ —	—	$ —	—	$ —	552	$ 5,847
Reinvestment of distributions	—	—	—	—	—	—	36	375
Shares repurchased and cross class conversions	—	—	—	—	—	—	(3,284)	(35,104)
Net Increase / (Decrease)	—	$ —	—	$ —	—	$ —	(2,696)	$ (28,882)
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	5,942	$ 68,723	3,554	$ 36,876
Reinvestment of distributions	—	—	—	—	222	2,548	117	1,226
Shares repurchased and cross class conversions	—	—	—	—	(1,241)	(13,860)	(4,869)	(50,901)
Net Increase / (Decrease)	—	$ —	—	$ —	4,923	$ 57,411	(1,198)	$ (12,799)

	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix U.S. Mortgage Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	3,052	$ 30,577	1,940	$ 19,389	100	$ 1,139	303	$ 3,320
Reinvestment of distributions	9	93	17	167	5	62	11	119
Shares repurchased and cross class conversions	(1,138)	(11,400)	(1,132)	(11,313)	(137)	(1,575)	(67)	(747)
Net Increase / (Decrease)	1,923	$ 19,270	825	$ 8,243	(32)	$ (374)	247	$ 2,692
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	28	$ 325	3	$ 31
Reinvestment of distributions	—	—	—	—	—	1	1	9
Shares repurchased and cross class conversions	—	—	—	—	(19)	(216)	(261)	(2,853)
Net Increase / (Decrease)	—	$ —	—	$ —	9	$ 110	(257)	$ (2,813)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix U.S. Mortgage Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	101,190	$ 1,013,220	52,199	$ 521,658	584	$ 6,747	320	$ 3,551
Reinvestment of distributions	625	6,261	2,452	24,506	12	134	31	349
Shares repurchased and cross class conversions	(79,686)	(797,591)	(91,541)	(915,228)	(1,007)	(11,565)	(688)	(7,611)
Net Increase / (Decrease)	22,129	$ 221,890	(36,890)	$ (369,064)	(411)	$ (4,684)	(337)	$ (3,711)
Class R6
Shares sold and cross class conversions	13,175	$ 132,299	1,697	$ 16,974	—	$ —	—	$ —
Reinvestment of distributions	12	117	49	493	—	—	—	—
Shares repurchased and cross class conversions	(7,046)	(70,727)	(2,489)	(24,900)	—	—	—	—
Net Increase / (Decrease)	6,141	$ 61,689	(743)	$ (7,433)	—	$ —	—	$ —

	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	303	$ 3,004	279	$ 2,780
Reinvestment of distributions	3	34	4	40
Shares repurchased and cross class conversions	(198)	(1,947)	(142)	(1,412)
Net Increase / (Decrease)	108	$ 1,091	141	$ 1,408
Class I
Shares sold and cross class conversions	3,071	$ 30,457	2,702	$ 26,849
Reinvestment of distributions	51	503	130	1,294
Shares repurchased and cross class conversions	(3,476)	(34,112)	(4,046)	(40,242)
Net Increase / (Decrease)	(354)	$ (3,152)	(1,214)	$ (12,099)
(1)	Amount is less than 500 shares.
Note 7. 10% Shareholders
As of December 31, 2020, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Seix Core Bond Fund	74%	4
Seix Corporate Bond Fund	68	3
Seix Floating Rate High Income Fund	39	2
Seix High Grade Municipal Bond Fund	50	2

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	% of Shares Outstanding	Number of Accounts*
Seix High Income Fund	45%	1
Seix High Yield Fund	72	5
Seix Investment Grade Tax-Exempt Bond Fund	58	3
Seix Short-Term Bond Fund	46	3
Seix Short-Term Municipal Bond Fund	74	4
Seix Total Return Bond Fund	51	3
Seix U.S. Government Securities Ultra-Short Bond Fund	57	2
Seix U.S. Mortgage Fund	58	3
Seix Ultra-Short Bond Fund	47	2
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2020, the Funds did not hold any securities that were restricted.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). $100,000 of the Credit Agreement was reserved for the Seix Floating Rate High Income Fund. On March 15, 2018, the Trust, on behalf of Seix Floating Rate High Income Fund, entered into a separate $150,000 line of credit for that Fund and the original Credit Agreement was reduced to $150,000. Each Credit Agreement, as amended, is with a commercial bank and allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. Each Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Fund had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Seix Floating Rate High Income Fund	$81	$61,363	1.99%	24
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$ 192,625	$ 6,567	$ (140)	$ 6,427
Seix Corporate Bond Fund	104,327	7,618	(151)	7,467
Seix Floating Rate High Income Fund	1,784,397	19,343	(113,171)	(93,828)
Seix High Grade Municipal Bond Fund	87,344	3,679	—	3,679
Seix High Income Fund	223,806	13,457	(6,597)	6,860
Seix High Yield Fund	365,321	20,202	(5,423)	14,779
Seix Investment Grade Tax-Exempt Bond Fund	325,042	12,061	—	12,061
Seix Short-Term Bond Fund	15,338	240	(5)	235
Seix Short-Term Municipal Bond Fund	13,672	257	—	257
Seix Total Return Bond Fund	403,391	19,107	(236)	18,871
Seix U.S. Government Securities Ultra-Short Bond Fund	1,224,827	8,367	(613)	7,754
Seix U.S. Mortgage Fund	15,482	627	(7)	620
Seix Ultra-Short Bond Fund	48,251	310	(37)	273
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
	Short-Term	Long-Term
Seix Floating Rate High Income Fund	$155,321	$498,390
Seix High Income Fund	24,660	73,858
Seix High Yield Fund	10,901	42,769
Seix Short-Term Bond Fund	20	—
Seix U.S. Government Securities Ultra-Short Bond Fund	5,077	276
Seix Ultra-Short Bond Fund	431	225
For the period ended December 31, 2020, the following Funds utilized losses deferred in prior years against current year capital gains:
Fund
Seix Core Bond Fund	$ 30
Seix High Yield Fund	7,693

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Fund
Seix Short-Term Bond Fund	$ 235
Seix Total Return Bond Fund	10,080
Seix U.S. Government Securities Ultra-Short Bond Fund	152
Seix U.S. Mortgage Fund	96
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2020, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Seix Core Bond Fund	$ —	$ 145	$ (33)
Seix Floating Rate High Income Fund	—	19,548	(35,120)
Seix High Income Fund	—	—	(4,640)
Seix High Yield Fund	—	—	(206)
Seix Short-Term Municipal Bond Fund	—	—	(1)
Seix Total Return Bond Fund	(484)	1,607	(394)
Seix Ultra-Short Bond Fund	—	—	(1)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Seix Corporate Bond Fund	$ 194	$ 81	$ —
Seix Floating Rate High Income Fund	1,830	—	—
Seix High Grade Municipal Bond Fund	202	—	4
Seix High Income Fund	9	—	—
Seix High Yield Fund	2	—	—
Seix Investment Grade Tax-Exempt Bond Fund	776	698	23
Seix Short-Term Bond Fund	1	—	—
Seix Short-Term Municipal Bond Fund	61	32	— (1)
Seix Total Return Bond Fund	174	—	—
Seix U.S. Mortgage Fund	48	42	—
Seix Ultra-Short Bond Fund	15	—	—
(1)	Amount is less than $500.
For the fiscal year ended December 31, 2020, the Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Short-Term Municipal Bond Fund distributed $821, $2,943 and $84 of exempt interest dividends, respectively.
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix Core Bond Fund
12/31/20	$ 5,272	$ 439	$ —	$ —	$ 5,711
12/31/19	2,915	—	—	—	2,915
Seix Corporate Bond Fund
12/31/20	4,666	1,301	—	—	5,967
12/31/19	1,127	—	—	—	1,127
Seix Floating Rate High Income Fund
12/31/20	91,454	—	—	—	91,454
12/31/19	226,343	—	—	—	226,343
Seix High Grade Municipal Bond Fund
12/31/20	1,557	484	821	—	2,862
12/31/19	1,026	166	1,000	—	2,192
Seix High Income Fund
12/31/20	11,995	—	—	—	11,995
12/31/19	16,685	—	—	—	16,685
Seix High Yield Fund
12/31/20	15,236	—	—	—	15,236
12/31/19	14,834	—	—	—	14,834
Seix Investment Grade Tax-Exempt Bond Fund
12/31/20	3,819	3,491	2,943	—	10,253
12/31/19	5,263	1,960	5,757	—	12,980
Seix Short-Term Bond Fund
12/31/20	123	—	—	—	123
12/31/19	147	—	—	—	147
Seix Short-Term Municipal Bond Fund
12/31/20	110	33	84	—	227
12/31/19	125	26	203	—	354
Seix Total Return Bond Fund
12/31/20	10,122	964	—	—	11,086
12/31/19	5,530	—	—	2,220	7,750
Seix U.S. Government Securities Ultra-Short Bond Fund
12/31/20	7,907	—	—	—	7,907
12/31/19	28,898	—	—	—	28,898
Seix U.S. Mortgage Fund
12/31/20	205	—	—	—	205
12/31/19	473	—	—	17	490
Seix Ultra-Short Bond Fund
12/31/20	593	—	—	—	593
12/31/19	1,462	—	—	—	1,462
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. The reclassifications have no impact on the net assets or NAVs of the Funds. As of December 31, 2020, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Seix Core Bond Fund	$ — (1)	$ —(1)
Seix Floating Rate High Income Fund	— (1)	— (1)
Seix High Grade Municipal Bond Fund	— (1)	— (1)
Seix High Income Fund	— (1)	— (1)
Seix High Yield Fund	— (1)	— (1)
Seix Investment Grade Tax-Exempt Bond Fund	— (1)	— (1)
Seix Short-Term Bond Fund	— (1)	— (1)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Seix Total Return Bond Fund	$ — (1)	$ —(1)
Seix U.S. Government Securities Ultra-Short Bond Fund	(238)	238
Seix Ultra-Short Bond Fund	— (1)	— (1)
(1)	Amount is less than $500.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund (thirteen of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 22, 2021
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2020
For the fiscal year ended December 31, 2020, the Funds make the following disclosures for federal income tax purposes. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
LTCG
Seix Core Bond Fund	$ 439
Seix Corporate Bond Fund	942
Seix High Grade Municipal Bond Fund	484
Seix Investment Grade Tax-Exempt Bond Fund	3,973
Seix Short-Term Municipal Bond Fund	52
Seix Total Return Bond Fund	964
Seix U.S. Mortgage Fund	42
For federal income tax purposes, 100% of the income dividends paid by the Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Short-Term Municipal Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Seix Investment Advisors LLC (the “Subadviser”). At virtual meetings held on November 3, 2020 and November 16-18, 2020 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds. The Board noted the affiliation of the Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and the Subadviser; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VFA, the Subadviser or their affiliates from VFA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and the Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadviser(s), including (a) VFA’s ability to select and monitor subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadviser’s(s’) compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e)

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each Fund. The Board was mindful of VFA’s focus on the Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2020.
Virtus Seix Core Bond Fund. The Board noted that the Fund’s performance was equal to the median of its Performance Universe for the 10-year period, and that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods. The Board noted that the Fund underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the 1-year period.
Virtus Seix Corporate Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Seix Floating Rate High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 5- and 10-year periods and underperformed the median of its Performance Universe for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix High Grade Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix High Yield Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Short-Term Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Short-Term Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 10-year periods and underperformed its benchmark for the 5-year period.
Virtus Seix Total Return Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund outperformed its benchmark for the 1- and 10-year periods and underperformed its benchmark for the 3- and 5-year periods.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 3-year period and outperformed its benchmark for the 1-, 5- and 10-year periods.
Virtus Seix U.S. Mortgage Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1- and 3-year periods and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5 and 10-year periods.
Virtus Seix Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its performance universe for the 1- and 3-year periods and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee included

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund and Seix Short-Term Municipal Bond Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Seix Core Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix Corporate Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Floating Rate High Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the first quintile of the Expense Universe.
Virtus Seix High Grade Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Seix High Income Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix High Yield Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Seix Short-Term Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Short-Term Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Seix Total Return Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix U.S. Mortgage Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
considered. The Board also approved the proposed lower expense caps to limit the total expenses of Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund and Seix Short-Term Municipal Bond Fund.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current sizes of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VFA, there are no other direct benefits to the Subadviser or VFA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 93 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 93 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 93 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2021), North Florida Land Trust; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1989 103 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman ( 2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2005 93 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 93 Portfolios	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 93 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 102 Portfolios	Director, President and Chief Executive Officer (since 2008),Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 93 Portfolios	Retired Partner. Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 93 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc. and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund; and Trustee (since 2018), PIMCO Flexible Municipal Income Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 93 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2006), Virtus Investment Trust (13 portfolios); Trustee (since 2014), Virtus Strategy Trust (12 portfolios); and Director (since 2011), Bancfirst Corporation.
Moyer, William R. YOB: 1944 Served Since: 2020 93 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President and Chief Compliance Officer, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund and Virtus Seix Short-Term Municipal Bond Fund (the “funds”), each a series of Virtus Asset Trust
(Unaudited)
Supplement dated November 20, 2020, to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus,
each dated April 28, 2020 each as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2020, the funds’ investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the funds’ expenses. These changes are described in more detail below.
Virtus Seix High Grade Municipal Bond Fund
Under “Fees and Expenses” in the Virtus Seix High Grade Municipal Bond Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.30%	0.35%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses(a)	0.98%	0.88%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.22)%	(0.27)%
Total Annual Fund Operating Expenses After Expense(a)(b)	0.76%	0.61%
(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.73% for Class A Shares and 0.58% for Class I Shares through April 30, 2022. Following the contractual period, the fund’s investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the fund’s investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$347	$562	$794	$1,462
Class I	Sold or Held	$58	$237	$430	$990

Virtus Seix Short-Term Municipal Bond Fund
Under “Fees and Expenses” in the Virtus Seix Short-Term Municipal Bond Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.31%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(a)	1.02%	0.82%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.30)%	(0.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)(b)	0.72%	0.57%
(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.71% for Class A Shares and 0.56% for Class I Shares through April 30, 2022. Following the contractual period, the fund’s investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the fund’s investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$347	$562	$794	$1,462
Class I	Sold or Held	$58	$237	$430	$990
Virtus Seix Short-Term Municipal Bond Fund
Under “Fees and Expenses” in the Virtus Seix Short-Term Municipal Bond Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.35%	0.35%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.72%	0.75%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(a)	1.24%	1.12%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.68)%	(0.73)%
Total Annual Fund Operating Expenses After Expense	0.56%	0.39%

(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.54% for Class A Shares and 0.37% for Class I Shares through April 30, 2022. Following the contractual period, the fund’s investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the fund’s investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$281	$544	$827	$1,632
Class I	Sold or Held	$40	$283	$546	$1,298
All Funds
In the first table in the section “More Information About Fund Expenses” on page 100 of the statutory prospectus, the row corresponding to the funds will be replaced with the following and a new footnote added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Seix High Grade Municipal Bond Fund*	0.73%	N/A	0.58%	N/A
Virtus Seix Investment Grade Tax-Exempt Bond Fund*	0.71%	N/A	0.56%	N/A
Virtus Seix Short-Term Municipal Bond Fund*	0.54%	N/A	0.37%	N/A
* Contractual through April 30, 2022.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/SeixHGMB-IGTEB-STMB NewExpCaps (11/20)

Virtus Asset Trust
Supplement dated February 1, 2021 to the
Summary Prospectuses and Statutory Prospectus each
dated April 28, 2020, as supplemented
(Unaudited)
IMPORTANT NOTICE TO INVESTORS
Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of certain funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.
SUMMARY PROSPECTUS CHANGES
Beginning on February 1, 2021, for the Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectuses, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.The following disclosure changes will be effective February 1, 2021.
In addition, for the same funds listed above, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.
STATUTORY PROSPECTUS CHANGES
In the “What arrangement is best for you?” section under “Sales Charges”, the second sentence of the Class A Shares paragraph is replaced with the following:
If you purchase Class A Shares of other funds in this prospectus, you will pay a sales charge at the time of purchase equal to the following: for Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund and Virtus Seix Investment Grade Tax-Exempt Bond Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, and Virtus Seix Total Return Bond Fund 3.75% of the offering price (3.90% of the amount invested, and for the other funds, 5.50% of the offering price (5.82% of the amount invested).
In the “What arrangement is best for you?” section under “Sales Charges”, the second sentence of the Class C Shares paragraph is replaced with the following:
Class C Shares (Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund and Virtus Seix U.S. Mortgage Fund only). If you sell your

Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. Effective March 1, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after eight years, thus reducing future annual expenses. If an investor intends to purchase greater than $999,999 of Class C shares of the Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund and Virtus Seix U.S. Mortgage Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table titled “All Other Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None
In the “Compensation to Dealers” section, the table titled, “All Other Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None
In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622 ClassA& CSalesCharges (2/2021)

VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
R. Keith Walton
Brian T. Zino
Advisory Board Member
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8636	02-21

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2020
Virtus Ceredex Large-Cap Value Equity Fund*
Virtus Ceredex Mid-Cap Value Equity Fund*
Virtus Ceredex Small-Cap Value Equity Fund*
Virtus SGA International Growth Fund*
Virtus Silvant Large-Cap Growth Stock Fund*
Virtus Silvant Small-Cap Growth Stock Fund*
Virtus Zevenbergen Innovative Growth Stock Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Ceredex Large-Cap Value Equity Fund (“Ceredex Large-Cap Value Equity Fund”)	6	23
Virtus Ceredex Mid-Cap Value Equity Fund (“Ceredex Mid-Cap Value Equity Fund”)	8	24
Virtus Ceredex Small-Cap Value Equity Fund (“Ceredex Small-Cap Value Equity Fund”)	10	25
Virtus SGA International Growth Fund (“SGA International Growth Fund”)	12	26
Virtus Silvant Large-Cap Growth Stock Fund (“Silvant Large-Cap Growth Stock Fund”)	15	28
Virtus Silvant Small-Cap Growth Stock Fund (“Silvant Small-Cap Growth Stock Fund”)	18	29
Virtus Zevenbergen Innovative Growth Stock Fund (“Zevenbergen Innovative Growth Stock Fund”)	20	31
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Financial Highlights		42
Notes to Financial Statements		48
Report of Independent Registered Public Accounting Firm		60
Tax Information Notice		61
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		62
Fund Management Tables		67
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2020.
During 2020, the markets experienced unpredictable events and unforeseen challenges. The coronavirus pandemic effectively shut down the global economy in the early months of the year, leading to sharp market declines. Policymakers quickly introduced supportive monetary and fiscal measures that helped most asset classes recover and erase their first-quarter losses by the summer. Although financial markets saw renewed volatility in the autumn as the U.S. elections approached and COVID-19 cases rose, the year ended with optimism about new vaccines and strong financial market performance.
Despite the turmoil, many indexes were able to post positive returns for the 12 months ended December 31, 2020. U.S. large-capitalization stocks returned 18.40%, as measured by the S&P 500® Index. Small-cap stocks gained 19.96%, as measured by the Russell 2000® Index. Within international equities, developed markets returned 7.82%, as measured by the MSCI EAFE® Index (net), but were outpaced by emerging markets, which gained 18.31% for the year, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing by the Federal Reserve drove interest rates lower for the year. The yield on the 10-year Treasury fell to 0.93% at December 31, 2020, from 1.92% on December 31, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%. Non-investment grade bonds were up 7.11% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach throughout this volatile year, and remain focused on helping you achieve your long-term goals. Whatever 2021 brings, you can depend on us to continue investing your assets with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, I thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2021
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,250.50	1.24%	$ 7.01
	Class C	1,000.00	1,247.50	1.72	9.72
	Class I	1,000.00	1,252.70	0.97	5.49
	Class R6	1,000.00	1,254.50	0.72	4.08
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,245.60	1.31	7.39
	Class C	1,000.00	1,243.50	1.79	10.09
	Class I	1,000.00	1,248.20	1.04	5.88
	Class R6	1,000.00	1,249.10	0.79	4.47
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,299.00	1.46	8.44
	Class C	1,000.00	1,295.50	1.89	10.91
	Class I	1,000.00	1,300.80	1.21	7.00
	Class R6	1,000.00	1,302.20	0.88	5.09
SGA International Growth Fund
	Class A	1,000.00	1,225.70	1.43	8.00
	Class I	1,000.00	1,227.70	1.19	6.66
	Class R6	1,000.00	1,227.80	1.09	6.10
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,234.50	1.23	6.91
	Class I	1,000.00	1,236.10	0.97	5.45
	Class R6	1,000.00	1,235.70	0.90	5.06
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	1,370.80	1.27	7.57
	Class I	1,000.00	1,371.50	1.15	6.86
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,473.80	1.25	7.77
	Class I	1,000.00	1,475.70	1.00	6.22
	Class R6**	1,000.00	1,149.40	0.90	1.90

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
2

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
**	October 21, 2020, is the date the Class started accruing expenses. Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (72) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,018.90	1.24%	$ 6.29
	Class C	1,000.00	1,016.49	1.72	8.72
	Class I	1,000.00	1,020.26	0.97	4.93
	Class R6	1,000.00	1,021.52	0.72	3.66
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,018.55	1.31	6.65
	Class C	1,000.00	1,016.14	1.79	9.07
	Class I	1,000.00	1,019.91	1.04	5.28
	Class R6	1,000.00	1,021.17	0.79	4.01
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,017.80	1.46	7.41
	Class C	1,000.00	1,015.63	1.89	9.58
	Class I	1,000.00	1,019.05	1.21	6.14
	Class R6	1,000.00	1,020.71	0.88	4.47
SGA International Growth Fund
	Class A	1,000.00	1,017.95	1.43	7.25
	Class I	1,000.00	1,019.15	1.19	6.04
	Class R6	1,000.00	1,019.66	1.09	5.53
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,018.95	1.23	6.24
	Class I	1,000.00	1,020.26	0.97	4.93
	Class R6	1,000.00	1,020.61	0.90	4.57
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	1,018.75	1.27	6.44
	Class I	1,000.00	1,019.36	1.15	5.84
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,018.85	1.25	6.34
	Class I	1,000.00	1,020.11	1.00	5.08
	Class R6**	1,000.00	1,008.07	0.90	1.78

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
**	October 21, 2020, is the date the Class started accruing expenses. Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (72) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
3

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Brexit
A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European union.
Dow Jones Industrial Average® (DJIA)
The Dow Jones Industrial Average® is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Quantitative Easing (“QE”)
An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
4

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2020
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Growth Index
The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
5

Ticker Symbols:
Class A: SVIIX
Class C: SVIFX
Class I: STVTX
Class R6: STVZX
Ceredex Large-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 3.47%, Class C shares at NAV returned 2.98%, Class I shares at NAV returned 3.76%, and Class R6 Shares at NAV returned 4.03%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.80%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The 12-month period saw unprecedented volatility in the U.S. stock market. Large-cap value stocks underperformed their smaller-capitalization counterparts. The Russell 1000® Value Index returned 2.8% for the year, while the Russell 2000® Value Index returned 4.6%. Similar to the past few years, growth stocks outpaced value stocks, with the Russell 1000® Growth Index returning 38.5% and the Russell 2000® Growth Index posting a gain of 34.6% for the period.
Most economic sectors were positive in 2020. Materials and health care were the best-performing areas for the Russell 1000® Value Index during the period. The largest detractors for the Russell 1000® Value Index were the energy and real estate sectors.
During the 12-month period, the COVID-19 pandemic was the main factor that disrupted global markets. In addition, the markets dealt with a Saudi-Russia oil spat, a massive monetary and fiscal response, U.S. presidential impeachment, the China-U.S. trade dispute, vaccine rollout (at record speed), and the election of a new U.S. president. While all of these items contributed to equity market volatility at various times during the year, a recovery in company fundamentals and earnings, coupled with the improvement of investor sentiment, lifted stocks for the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended December 31, 2020. During this period, the Fund posted positive stock selection in the financial, real estate, and information technology sectors. Negative stock selection was exhibited in the industrials, consumer discretionary, and materials sectors. The Fund had an underweight position in energy and an overweight position in industrials that contributed positively to results. Underweight positions in consumer staples and communication services weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were QUALCOMM and Capital One.
•  QUALCOMM performed well due its solid balance sheet and exposure to the 5G buildout. Additionally, the exposure to the new iPhone was a benefit.
•  Capital One outperformed due to the rebound of unemployment and consumer credit metrics. In addition, the resurgence of auto values, coupled with the improvement of lending to consumers, aided the company’s stock price.
•  Rounding out the top five contributors were Microsoft, NextEra Energy, and Ametek.
The largest detractors from results were Diamondback Energy and Boeing.
•  Diamondback Energy underperformed as the company was negatively impacted by the collapse of oil prices due to the spat between Saudi Arabia and Russia, which caused a price war as COVID-19 was impacting global oil demand.
•  Boeing was adversely impacted by the flight issues surrounding the 737 Max, which prompted regulators to ground the plane delaying deliveries/new orders.
•  Other top detractors for the period were Deere & Co., Marathon Petroleum, and Wells Fargo.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Industrials	25%
Financials	16
Health Care	16
Information Technology	13
Materials	8
Real Estate	6
Consumer Discretionary	4
Other	12
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Ceredex Large-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	3.47%	10.02%	9.98%	— %	—
Class A shares at POP[3,4]	-2.48	8.72	9.33	—	—
Class C shares at NAV[2] and with CDSC[4]	2.98	9.49	9.42	—	—
Class I shares at NAV[2]	3.76	10.31	10.29	—	—
Class R6 shares at NAV[2]	4.03	10.60	—	8.49	8/1/14
Russell 1000® Value Index	2.80	9.74	10.50	7.97 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.29%, Net 1.24%; Class C shares: Gross 1.94%, Net 1.72%; Class I shares: Gross 1.04%, Net 0.97%; Class R6 shares: Gross 0.85%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Ticker Symbols:
Class A: SAMVX
Class C: SMVFX
Class I: SMVTX
Class R6: SMVZX
Ceredex Mid-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned -1.52%, Class C shares at NAV returned -1.88%, Class I shares at NAV returned -1.20%, and Class R6 Shares at NAV returned -0.97%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 4.96%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The 12-month period saw unprecedented volatility in the U.S. stock market. Mid-cap value stocks outperformed their large-cap and small-cap value counterparts. The Russell Midcap® Value Index returned 5.0% for the year, while the Russell 1000® Value Index returned 2.8% and the Russell 2000® Value Index returned 4.6%. Similar to the past few years, growth stocks outpaced value stocks, with the Russell 1000® Growth Index returning 38.5% and the Russell 2000® Growth Index posting a gain of 34.6% for the period.
Most economic sectors were positive in 2020. Materials and communication services were the best-performing areas for the Russell Midcap® Value Index during the period. The largest detractors for the Russell Midcap® Value Index were the energy and real estate sectors.
During the 12-month period, the COVID-19 pandemic was the main factor that disrupted global markets. In addition, the markets dealt with a Saudi-Russia oil spat, a massive monetary and fiscal response, U.S. presidential impeachment, the China-U.S. trade dispute, vaccine rollout (at record speed), and the election of a new U.S. president. While all of these items contributed to equity market volatility at various times during the year, a recovery in company fundamentals and earnings, coupled with the improvement of investor sentiment, lifted stocks for the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended December 31, 2020. During this period, the Fund posted positive stock selection in the real estate, health care, and financial sectors. Negative stock selection was exhibited in the consumer discretionary, industrials, and information technology sectors. The Fund had overweight positions in information technology and health care that contributed positively to results. Underweight positions in materials and communication services weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Capital One and Marvell Technology.
•  Capital One outperformed due to the rebound of unemployment and consumer credit metrics. In addition, the resurgence of auto values, coupled with the improvement of lending to consumers, aided the company’s stock price.
•  Marvell Technology engages in the design, development, and sale of integrated circuits. The stock price performed well due to the company besting analysts’ estimates and setting up long-term performance targets above Wall Street estimates.
•  Rounding out the top five contributors were PerkinElmer, Dolby Laboratories, and Progressive.
The largest detractors from results were Sabre Corp. and Diamondback Energy.
•  Sabre, a technology solutions provider to the global travel and tourism industry, underperformed as the company experienced rapid deterioration of its business fundamentals given the effects of the COVID-19 pandemic.
•  Diamondback Energy underperformed as the company was negatively impacted by the collapse of oil prices due to the spat between Saudi Arabia and Russia, which caused a price war as COVID-19 was impacting global oil demand.
•  Other top detractors for the period were Comerica, Spirit AeroSystems, and Marathon Petroleum.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Information Technology	24%
Industrials	22
Health Care	18
Financials	14
Materials	6
Consumer Discretionary	5
Real Estate	4
Other (includes short-term investment)	7
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ceredex Mid-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.52%	9.86%	9.33%	— %	—
Class A shares at POP[3,4]	-7.18	8.57	8.68	—	—
Class C shares at NAV[2] and with CDSC[4]	-1.88	9.40	8.82	—	—
Class I shares at NAV[2]	-1.20	10.22	9.65	—	—
Class R6 shares at NAV[2]	-0.97	10.49	—	8.12	8/1/14
Russell Midcap® Value Index	4.96	9.73	10.49	7.74 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.30%, Net 1.30%; Class C shares: Gross 1.95%, Net 1.79%; Class I shares: 1.04%; Class R6 shares: Gross 0.87%, Net 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Ticker Symbols:
Class A: SASVX
Class C: STCEX
Class I: SCETX
Class R6: VVERX
Ceredex Small-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 0.62%, Class C shares at NAV returned 0.23%, Class I shares at NAV returned 0.91%, and Class R6 shares at NAV returned 1.19%. For the same period, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 4.63%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
The 12-month period saw unprecedented volatility in the U.S. stock market. Small-cap value stocks bested their large-cap counterparts and trailed their mid-cap counterparts. The Russell Midcap® Value Index returned 5.0% for the year, while the Russell 1000® Value Index returned 2.8% and the Russell 2000® Value Index returned 4.6%. Similar to the past few years, growth stocks outpaced value stocks, with the Russell 1000® Growth Index returning 38.5% and the Russell 2000® Growth Index posting a gain of 34.6% for the period.
All economic sectors were positive in 2020. Materials and energy were the best-performing areas for the Russell 2000® Value Index during the period. The largest detracting sector on a relative basis for the Russell 2000® Value Index was the utilities sector.
During the 12-month period, the COVID-19 pandemic was the main factor that disrupted global markets. In addition, the markets dealt with a Saudi-Russia oil spat, a massive monetary and fiscal response, U.S. presidential impeachment, the China-U.S. trade dispute, vaccine rollout (at record speed), and the election of a new U.S. president. While all of these items contributed to equity market volatility at various times during the year, a recovery in company fundamentals and earnings, coupled with the improvement of investor sentiment, lifted stocks for the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended December 31, 2020. During this period, the Fund posted positive stock selection in the health care and communication services sectors. Negative stock selection was exhibited in the materials, real estate, and consumer staples sectors. The Fund had overweight positions in information technology and materials that contributed positively to results. An underweight position in energy and an overweight position in real estate weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Quanta Services and Power Integrations.
•  Power Integrations is a leader in consumer and electric vehicle (EV) charging systems. The stock outperformed during the period because tariff impacts subsided and the company won a socket for rapid charging in the new iPhone.
•  Quanta Services performed well as its core electrical utilities services business held up well during the pandemic. Additionally, the company has a renewable energy division that assisted in lifting sentiment about the stock.
•  Rounding out the top five contributors were SLM Corp., Pentair Plc., and Evercore.
The largest detractors from results were Children’s Place and Sabre Corp.
•  Children’s Place underperformed as the company dealt with tough retailing conditions due to the effects of the COVID-19 pandemic.
•  Sabre, a technology solutions provider to the global travel and tourism industry, underperformed as the company experienced rapid deterioration of its business fundamentals given the effects of the COVID-19 pandemic.
•  Other top detractors for the period included Designer Brands, American Eagle Outfitters, and Cubic Corporation.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Financials	32%
Information Technology	14
Real Estate	11
Industrials	11
Materials	9
Health Care	8
Utilities	5
Other	10
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Ceredex Small-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.62%	7.85%	7.69%	— %	—
Class A shares at POP[3,4]	-5.16	6.58	7.06	—	—
Class C shares at NAV[2] and with CDSC[4]	0.23	7.41	7.21	—	—
Class I shares at NAV[2]	0.91	8.16	8.01	—	—
Class R6 shares at NAV [2]	1.19	—	—	2.63	2/26/19
Russell 2000® Value Index	4.63	9.65	8.66	5.66 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.48%, Net 1.48%; Class C shares: Gross 2.20%, Net 1.84%; Class I shares: Gross 1.20%, Net 1.18%; Class R6 shares: Gross 1.05%, Net 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ticker Symbols:
Class A: SCIIX
Class I: STITX
Class R6: SCIZX
SGA International Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 22.74%†, Class I shares at NAV returned 23.17%†, and Class R6 Shares at NAV returned 23.18%†. For the same period, the MSCI All Country World ex USA Index, the Fund’s style-specific benchmark appropriate for comparison, returned 10.65%.
   † See footnote 3 on page 14.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
International equity markets generated attractive returns for the fiscal year, with the MSCI All Country World ex USA Index (net) returning 10.7%, led primarily by strength in the information technology, consumer discretionary, and materials sectors. Energy was the worst-performing sector of the market as pandemic-induced reductions in demand coupled with ample supply hurt oil prices. The market rewarded businesses that benefited from an increase in e-commerce sales and electronic communications due to the pandemic. More economically sensitive companies outperformed later in the fourth quarter as expectations for an economic rebound grew following the approval of multiple COVID-19 vaccines. Real estate and financials underperformed for the year. Emerging markets outperformed developed markets, with particularly strong returns from China and India among others.
The year 2020 saw dramatic increases in volatility due to the COVID-19 pandemic, with a steep decline in equity prices during the first quarter as the pandemic emerged and lockdowns became prevalent across the world. Markets rebounded sharply in the second and third quarters on expectations for improving business conditions, with China benefiting from a reduction in COVID-19 cases and improving manufacturing. The fourth quarter saw a continuation of the rebound, with investors rewarding lesser-quality, more economically sensitive areas of the market.
Investors expressed significant optimism and drove stock prices higher for the full year, anticipating much of the rebound in corporate profits that may occur as the virus is eventually brought under control. However, significant risks remained that could have a major impact on the markets, including the uncertainty of the global COVID-19 vaccination program and its ability to stem the pandemic; a new U.S. administration with very different positions on tax, regulatory, and trade policies from its predecessor; Brexit; the significant rise in global debt as a percent of gross domestic product (GDP); and growing geopolitical risks, particularly in Asia.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the MSCI All Country World ex USA Index (net) by a wide margin for the fiscal year ended December 31, 2020, due primarily to stock selection, although residual sector allocations also contributed positively to results. Stock selection was strongest in the health care, consumer discretionary, and financials sectors. Selection was weakest in the consumer staples, materials, and information technology sectors. The Fund benefited from having no exposure to the weakly performing energy sector, and from an overweight to the strongly performing information technology sector. An underweight to the strongly performing communication services sector, and an overweight to the weakly performing health care sector detracted from returns.
Higher levels of volatility in the market due to the pandemic created opportunities to leverage our longer time horizon and deep research on companies. We sought to opportunistically take advantage of pricing anomalies in strong long-term growth businesses over the course of the fiscal year.
This was partially mitigated by strong advances in more economically sensitive businesses, which rebounded especially in the fourth quarter as investors looked beyond the pandemic, hoping that new vaccine rollouts would bring a return to normalcy in 2021. Slow growth and continued historically low interest rates due to massive monetary accommodation by key monetary authorities benefited longer-duration growth companies.
Turnover in the portfolio was higher than usual during the fiscal year given market volatility and rising valuations. Positions in Infosys, New Oriental Education, Steris, CP All, Sartorius, and Medtronic were initiated while positions in Chr. Hansen, TAL Education, MercadoLibre, and Sanlam were liquidated. We trimmed many positions on strength, reallocating the capital to other more attractively valued growth opportunities. Likewise, we added to other existing positions where our research indicated attractive growth opportunities and valuations.
The largest contributors to performance for the fiscal year were Adyen, Shandong Weigao, MercadoLibre, Tencent, and Sysmex. The largest detractors from performance were Sanlam, Fomento Economico Mexicano (FEMSA), Diageo, Wal-Mart de Mexico, and Heineken.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

SGA International Growth Fund (Continued)
be sensitive to financial, economic, political, and other events negatively affecting of that location.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Consumer Staples	20%
Health Care	18
Financials	16
Information Technology	14
Consumer Discretionary	13
Materials	6
Communication Services	4
Other (includes short-term investment and securities lending collateral)	9
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

SGA International Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	22.74% [3]	13.71%	8.69%	— %	—
Class A shares at POP[4,5]	15.68	12.38	8.05	—	—
Class I shares at NAV[2]	23.17 [3]	13.99	8.91	—	—
Class R6 shares at NAV[2]	23.18 [3]	14.08	—	14.52	9/1/15
MSCI All Country World ex USA Index (net)	10.65	8.93	4.92	8.51 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.58%, Net 1.32%; Class I shares: Gross 1.32%, Net 1.07%; Class R6 shares: Gross 1.22%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Ticker Symbols:
Class A: STCIX
Class I: STCAX
Class R6: STCZX
Silvant Large-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 35.90%, Class I shares at NAV returned 36.43%, and Class R6 shares at NAV returned 36.39%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 38.49%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
Despite a global pandemic that crippled economic activity, followed by a massive drawdown for global equity markets in the first quarter of 2020, the S&P 500® Index finished the year up 18.40%. Global governments and their central banks reacted swiftly to support markets by producing massive monetary and fiscal stimulus, and by the fourth quarter of 2020, it became clear that several highly effective vaccines to fight COVID-19 would be available in early 2021. Against this backdrop, equities rallied strongly during the last three months of the year. Additionally, large-cap growth stocks, as measured by the Russell 1000® Growth Index, had a stellar year, rising by 38.5%. The technology sector proved to be the most resilient during the year as earnings, sales, and profits continued to grow despite the dramatic economic pullback. In fact, 73.2% of the return for the Russell 1000® Growth Index for the year was attributable to the technology sector.
What factors affected the Fund’s performance during its fiscal year?
The Fund gained 36.4% for the fiscal year ended December 31, 2020. Although the Fund underperformed its benchmark, the positive absolute return of the Fund was attributable to strong stock selection in five major economic sectors, each of which gained more than 29% for the year. However, the traditional value-oriented sectors of the market were not able to keep up with the broader index returns – the Fund’s financial stocks rose by only 4.9%, the energy stocks were down by 60.0%, and the materials sector rose by 8.4%. Additionally, stocks that were impacted by COVID-19-related shutdowns also struggled during the year.
Among the bottom performers for the year were EOG Resources, an energy company operating as an independent exploration and production company, down 60.0% due to lack of demand related to COVID-19; Royal Caribbean Group, a cruise company impacted by the COVID-19 shutdowns, down 43.2%; Boeing, an aerospace company plagued by issues related to the recertification of the 737 MAX and COVID-19’s impact on global travel, down 32.1%; Xylem, which designs and manufactures highly engineered products for the water industry, down 17.1% due to the lack of demand caused by the massive economic global shutdown; and Becton, Dickinson, a medical technology company also impacted by the decline in global economic growth, down 11.9%. Lastly, and the primary detractor to returns relative to the benchmark, the Fund did not own Tesla, a manufacturer of electric vehicles. Tesla was a major contributor to the total return of the Russell 1000® Growth Index. The stock was up 743.4% for the year, which added more than 3% to the total return of the benchmark.
The Fund’s best-performing sectors were technology, up 51.9%; consumer discretionary, up 44.9%; communication services, up 31.7%; consumer staples, up 30.7%; and healthcare, up 29.2%. In addition, the Fund owned 22 stocks, mostly from the technology sector, that gained more than 40% during the year.
The following stocks were among the leading performers for the fiscal year: Teladoc Health, a telemedicine provider that benefited from the massive increase in demand for its services, up 138.6%; NVIDIA, a semiconductor company whose business continued to perform well despite the global economic shutdown, up 122.4%; Avalara, a cloud-based tax software solutions company that rebounded on the expected global economic reopening, up 90.8%; Apple, a consumer electronics and services company that continued to perform well as the company introduced a major upgrade in its products, up 88.3%; Amazon.com, an online retailer that continued to take market share as demand increased with the work- and stay-at-home environment, up 82.3%; and Qualcomm, a fabless semiconductor company that benefited from the 5G rollout, up 76.4%.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Silvant Large-Cap Growth Stock Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Information Technology	45%
Consumer Discretionary	17
Communication Services	13
Health Care	12
Industrials	6
Consumer Staples	4
Financials	1
Other	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

Silvant Large-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	35.90%	17.18%	14.96%	— %	—
Class A shares at POP[3,4]	28.08	15.80	14.28	—	—
Class I shares at NAV[2]	36.43	17.50	15.26	—	—
Class R6 shares at NAV[2]	36.39	17.62	—	15.90	8/1/14
Russell 1000® Growth Index	38.49	21.00	17.21	18.45 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.26%, Net 1.23%; Class I shares: Gross 1.12%, Net 0.97%; Class R6 shares: Gross 0.98%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

Ticker Symbols:
Class A: SCGIX
Class I: SSCTX
Silvant Small-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 38.99% and Class I shares at NAV returned 39.01%. For the same period, the Russell 2000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 34.63%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
Despite a global pandemic that crippled economic activity, followed by a massive drawdown for global equity markets in the first quarter of 2020, the S&P 500® Index finished the year up 18.40%. Global governments and their central banks reacted swiftly to support markets by producing massive monetary and fiscal stimulus, and by the fourth quarter of 2020, it became clear that several highly effective vaccines to fight COVID-19 would be available in early 2021. Against this backdrop, equities rallied strongly during the last three months of the year.
Additionally, small-cap growth stocks, as measured by the Russell 2000® Growth Index, had a stellar year, rising by 34.6%, with all major sectors of the Index producing positive returns except for the energy sector.
What factors affected the Fund’s performance during its fiscal year?
The Fund gained 39.0% for the fiscal year ended December 31, 2020, significantly outperforming its benchmark, the Russell 2000® Growth Index, for the period. The Fund’s outperformance was attributable to positive stock selection in seven out of 11 major economic sectors. The majority of the Fund’s positive relative gains were attributable to the following sectors: healthcare, up 50.2%; communication services, up 78.7%; consumer discretionary, up 43.7%; consumer staples, up 35.9%; and technology, up 55.6%. In addition, the Fund owned 34 stocks that gained more than 50% for the year. These stocks were broadly diversified among eight of the market’s 10 major economic sectors.
The five best-performing stocks for the fiscal year were Ultragenyx Pharmaceutical, up 233.6%; Magnite, up 206.3%; Natera, up 195.4%; Fate Therapeutics, up 195.3%; and Goosehead Insurance, Class A, up 197.8%. The five worst-performing stocks were Simply Good Foods, down 45.4%; Ameris Bancorp, down 45.6%; ViaSat, down 48.1%; Limelight Networks, down 51.8%; and Boot Barn Holdings, down 54.6%.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Health Care	31%
Information Technology	22
Industrials	17
Consumer Discretionary	14
Financials	5
Communication Services	3
Materials	3
Other (includes short-term investment and securities lending collateral)	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

Silvant Small-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	38.99%	17.05%	12.88%
Class A shares at POP[3,4]	31.00	15.68	12.22
Class I shares at NAV[2]	39.01	17.17	13.02
Russell 2000® Growth Index	34.63	16.36	13.48
Fund Expense Ratios[5]: Class A shares: Gross 1.64%, Net 1.27%; Class I shares: Gross 1.48%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Ticker Symbols:
Class A: SAGAX
Class I: SCATX
Class R6: VZGRX
Zevenbergen Innovative Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Zevenbergen Capital Investments LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2020, the Fund’s Class A shares at NAV returned 119.10%, Class I shares at NAV returned 119.67%, and Class R6 shares at NAV from October 20, 2020 (inception date) through December 31, 2020, returned 14.95%*. For the fiscal year ended December 31, 2020, the Russell 3000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 38.26%.
   * Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2020?
“Unprecedented” was a frequently used expression during 2020, but even that expression does not adequately capture the caliber of events that unfolded. As COVID-19 spread throughout the globe early in the year, concerns amplified regarding the outbreak’s human toll. Growth of confirmed infections elicited unprecedented government responses at home and abroad. Central banks were the first to act to mitigate the economic impact. Aggressive from the outset, the Federal Reserve (Fed) slashed interest rates and launched several rounds of quantitative easing, initiating a host of funding facilities to keep liquidity flowing.
U.S. market indexes plunged from all-time highs to bear market lows in record time, triggering seldom-used trading circuit breakers and multiple 1,000-point moves for the Dow Jones Industrial
Average (DJIA). While central banks were prompt to respond, fiscal intervention took longer. As the year progressed, the U.S. economy slowly emerged from arguably the worst recession in history, with states reopening activities and lifting severe restrictions in stages.
The recovery and subsequent performance in equities was marked by a sharp bifurcation in growth and value strategies, with companies that demonstrated sales growth and low leverage strongly outperforming in the midst of continued uncertainty. Driven by large-cap technology companies, the Fund’s Russell 3000® Growth Index benchmark climbed 38.26%, and the S&P 500® Index ended the year up 18.40%.
What factors affected the Fund’s performance during its fiscal year?
The Fund recorded strong performance and sharply outpaced its benchmark for the year ended December 31, 2020. The Fund’s returns reflect its emphasis on secular growth companies – those with an inherent capacity for growth despite potential economic weakness – amid volatile market conditions. There are no winners in a global pandemic. However, the crisis appears to have been a watershed moment for expediting the adoption of specific themes within the corporate and consumer landscape, namely e-commerce, digital/online services and delivery, cyber security, and cloud migration – relocating a business’s data and applications to a cloud infrastructure. The Fund strongly benefited from having significant exposure to these long-term trends.
The sectors most responsible for the Fund’s outperformance included consumer discretionary, information technology, and health care. Individual security selection within these three sectors accounted for the majority of the Fund’s gains.
On a relative basis, the consumer staples sector was the primary detractor from Fund performance, while the lack of exposure to the materials and utilities sectors weighed modestly on Fund performance.
Material contributors to Fund performance included:
•  Tesla, a founder-led company accelerating the world’s transition to sustainable energy, continued to demonstrate industry-leading technology and demand. In 2020, the company exhibited resilience and execution amid global uncertainty. Delivering strong fundamental results, in particular completing the Model Y deliveries and Gigafactory Shanghai expansion ahead of schedule, the company proved to be a formidable automotive competitor. Other factors that drove Tesla higher included additional capital raises, progress on the Gigafactory Berlin and Texas, Battery Day insights, and Full-Self Driving deployments.
•  Shopify is a founder-led commerce platform that helps entrepreneurs start and manage retail businesses. As physical storefronts closed during the pandemic shutdowns, many consumers shifted their purchasing online, which benefited cloud-based Shopify and its customers. Positive e-commerce trends fueled two consecutive quarters of revenue growth over 95%, revealing Shopify’s rising significance in the digital shopping ecosystem.
•  The Trade Desk, Teladoc Health, and MercadoLibre round out the top five contributors to Fund performance.
Material detractors from Fund performance included:
•  Luckin Coffee, the largest and allegedly fastest-growing coffee chain in China, announced on April 2, 2020 an internal investigation into misconduct and fabrication of a material amount of revenue. The Fund’s original investment thesis was built on a foundation of strong fundamentals, future growth expectations, and management’s ability to build a trusted brand in a large, rapidly growing market. With prior financials and long-term guidance no longer reliable, and limited visibility into management’s ability to restore credibility, the position was sold to fund better growth alternatives.
•  Pluralsight is an online education company for technology workforce skill development. Pluralsight’s rapid spending, along with the discretionary nature of its products, reduced confidence in the company’s ability to navigate a potentially protracted economic downturn, during which businesses would be expected to reduce variable operating expenses as much as possible. The position was sold in favor of companies with better sales visibility, more “mission critical” solutions, and adequate capital cushions.
•  Alteryx, Sage Therapeutics, and EverQuote round out the top five detractors from Fund performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Zevenbergen Innovative Growth Stock Fund (Continued)
conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sector Focused Investing: Events negatively affecting a particular market sector in which the Fund focuses its investments may cause the value of the Fund’s shares to decrease.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Information Technology	42%
Consumer Discretionary	26
Health Care	14
Communication Services	9
Industrials	5
Financials	2
Consumer Staples	1
Short-Term Investment	1
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
21

Zevenbergen Innovative Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	119.10%	34.15%	21.92%	— %	—
Class A shares at POP[3,4]	106.50	32.57	21.20	—	—
Class I shares at NAV[2]	119.67	34.46	22.19	—	—
Class R6 shares	—	—	—	14.95	10/20/20
Russell 3000® Growth Index	38.26	20.67	16.93	9.48[5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.37%, Net 1.25%; Class I shares: Gross 1.11%, Net 1.00%, Net 1.00%; Class R6 shares: Gross 0.99%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
22

Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.0%
Communication Services—2.8%
Verizon Communications, Inc.	618,696	$ 36,348
Consumer Discretionary—4.3%
Advance Auto Parts, Inc.	125,257	19,729
BorgWarner, Inc.	917,472	35,451
		55,180

Consumer Staples—4.2%
Coca-Cola European Partners plc	705,486	35,155
Sysco Corp.	261,746	19,437
		54,592

Energy—1.5%
Marathon Petroleum Corp.	469,993	19,439
Financials—15.9%
Bank of America Corp.	1,976,470	59,907
Capital One Financial Corp.	620,768	61,363
Hartford Financial Services Group, Inc. (The)	425,118	20,822
Progressive Corp. (The)	264,498	26,153
Willis Towers Watson plc	180,870	38,106
		206,351

Health Care—15.9%
Agilent Technologies, Inc.	116,368	13,788
Becton Dickinson and Co.	223,506	55,926
	Shares	Value

Health Care—continued
Humana, Inc.	147,281	$ 60,425
Merck & Co., Inc.	294,259	24,070
Zimmer Biomet Holdings, Inc.	338,158	52,107
		206,316

Industrials—24.0%
AMETEK, Inc.	162,502	19,653
CSX Corp.	281,264	25,525
Emerson Electric Co.	488,215	39,238
Honeywell International, Inc.	182,364	38,789
Hunt (JB) Transport Services, Inc.	189,331	25,872
L3Harris Technologies, Inc.	132,740	25,091
Nordson Corp.	93,536	18,796
Otis Worldwide Corp.	276,822	18,699
Raytheon Technologies Corp.	558,748	39,956
Rockwell Automation, Inc.	79,284	19,885
Stanley Black & Decker, Inc.	221,667	39,581
		311,085

Information Technology—12.8%
Global Payments, Inc.	134,418	28,956
KLA Corp.	104,619	27,087
Microsoft Corp.	107,959	24,012
Motorola Solutions, Inc.	203,930	34,680
QUALCOMM, Inc.	338,607	51,584
		166,319

Materials—8.2%
Air Products and Chemicals, Inc.	168,728	46,100
	Shares	Value

Materials—continued
AptarGroup, Inc.	146,167	$ 20,009
Avery Dennison Corp.	123,212	19,111
Vulcan Materials Co.	138,886	20,598
		105,818

Real Estate—5.4%
American Homes 4 Rent Class A	671,733	20,152
Crown Castle International Corp.	310,930	49,497
		69,649

Utilities—3.0%
NextEra Energy, Inc.	503,159	38,819
Total Common Stocks (Identified Cost $1,023,200)		1,269,916
Total Long-Term Investments—98.0% (Identified Cost $1,023,200)		1,269,916
TOTAL INVESTMENTS—98.0% (Identified Cost $1,023,200)		$1,269,916
Other assets and liabilities, net—2.0%		26,005
NET ASSETS—100.0%		$1,295,921

Country Weightings (Unaudited)†
United States	94%
Ireland	3
United Kingdom	3
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,269,916	$1,269,916
Total Investments	$1,269,916	$1,269,916
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
23

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—96.7%
Consumer Discretionary—4.7%
Advance Auto Parts, Inc.	350,000	$ 55,128
BorgWarner, Inc.	2,500,000	96,600
		151,728

Consumer Staples—1.6%
Energizer Holdings, Inc.	1,200,000	50,616
Energy—0.9%
ConocoPhillips	750,000	29,993
Financials—13.6%
Capital One Financial Corp.	1,300,000	128,505
Hartford Financial Services Group, Inc. (The)	1,350,000	66,123
Progressive Corp. (The)	650,000	64,272
Signature Bank	255,000	34,499
Synchrony Financial	2,525,000	87,643
Willis Towers Watson plc	265,000	55,830
		436,872

Health Care—17.3%
Agilent Technologies, Inc.	550,000	65,169
Cooper Cos., Inc. (The)	140,000	50,865
Humana, Inc.	265,000	108,722
McKesson Corp.	350,000	60,872
PerkinElmer, Inc.	1,050,000	150,675
Teleflex, Inc.	60,000	24,694
Zimmer Biomet Holdings, Inc.	620,000	95,536
		556,533

Industrials—21.7%
AMETEK, Inc.	535,000	64,703
Carrier Global Corp.	1,000,000	37,720
Cummins, Inc.	150,000	34,065
Dover Corp.	400,000	50,500
Hubbell, Inc.	380,000	59,580
Hunt (JB) Transport Services, Inc.	370,000	50,561
	Shares	Value

Industrials—continued
L3Harris Technologies, Inc.	435,000	$ 82,224
Nordson Corp.	395,000	79,375
Oshkosh Corp.	535,000	46,047
Otis Worldwide Corp.	700,000	47,285
Republic Services, Inc.	585,000	56,335
Stanley Black & Decker, Inc.	400,000	71,424
Woodward, Inc.	175,000	21,268
		701,087

Information Technology—23.4%
Citrix Systems, Inc.	600,000	78,060
Dolby Laboratories, Inc. Class A	900,000	87,417
FLIR Systems, Inc.	1,500,000	65,745
Global Payments, Inc.	375,000	80,782
KLA Corp.	270,000	69,906
Marvell Technology Group Ltd.	3,085,000	146,661
Motorola Solutions, Inc.	750,000	127,545
NXP Semiconductors NV	625,000	99,381
		755,497

Materials—5.5%
Ashland Global Holdings, Inc.	800,000	63,360
Celanese Corp.	360,000	46,779
Martin Marietta Materials, Inc.	55,000	15,618
PPG Industries, Inc.	355,000	51,198
		176,955

Real Estate—4.4%
American Homes 4 Rent Class A	2,200,000	66,000
SBA Communications, Corp.	265,000	74,764
		140,764

Utilities—3.6%
Ameren Corp.	500,000	39,030
CMS Energy Corp.	650,000	39,657
	Shares	Value

Utilities—continued
Sempra Energy	300,000	$ 38,223
		116,910
Total Common Stocks (Identified Cost $2,480,436)		3,116,955
Total Long-Term Investments—96.7% (Identified Cost $2,480,436)		3,116,955
Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	40,611,886	40,612
Total Short-Term Investment (Identified Cost $40,612)		40,612
TOTAL INVESTMENTS—98.0% (Identified Cost $2,521,048)		$3,157,567
Other assets and liabilities, net—2.0%		64,911
NET ASSETS—100.0%		$3,222,478

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	90%
Bermuda	5
Netherlands	3
Ireland	2
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,116,955	$3,116,955
Money Market Mutual Fund	40,612	40,612
Total Investments	$3,157,567	$3,157,567
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
24

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.7%
Communication Services—4.8%
Interpublic Group of Cos., Inc. (The)	990,968	$ 23,308
Consumer Discretionary—2.0%
Cooper Tire & Rubber Co.	38,167	1,546
Gentex Corp.	90,803	3,081
Penske Automotive Group, Inc.	82,370	4,892
		9,519

Consumer Staples—2.9%
Calavo Growers, Inc.	105,508	7,325
Energizer Holdings, Inc.	58,214	2,456
Reynolds Consumer Products, Inc.	144,508	4,341
		14,122

Financials—32.3%
Ameris Bancorp	106,783	4,065
AMERISAFE, Inc.	51,435	2,954
Bank of Hawaii Corp.	133,078	10,196
Cathay General Bancorp	126,592	4,075
Cullen/Frost Bankers, Inc.	32,075	2,798
Evercore, Inc. Class A	154,601	16,950
First American Financial Corp.	299,199	15,448
First Citizens BancShares, Inc. Class A	19,258	11,059
First Hawaiian, Inc.	509,750	12,020
First Interstate BancSystem, Inc. Class A	175,437	7,153
Hanover Insurance Group, Inc. (The)	21,602	2,526
Horace Mann Educators Corp.	135,956	5,716
	Shares	Value

Financials—continued
Jefferies Financial Group, Inc.	503,562	$ 12,388
Kemper Corp.	254,149	19,526
SLM Corp.	1,751,492	21,701
South State Corp.	9,353	676
Zions Bancorp NA	136,384	5,924
		155,175

Health Care—8.1%
Bruker Corp.	146,257	7,917
CONMED Corp.	111,198	12,454
Hill-Rom Holdings, Inc.	187,720	18,391
		38,762

Industrials—10.5%
Apogee Enterprises, Inc.	95,949	3,040
Donaldson Co., Inc.	136,829	7,646
EMCOR Group, Inc.	69,276	6,336
EnerSys	139,667	11,601
EnPro Industries, Inc.	48,375	3,653
Pentair plc	80,894	4,295
Stantec, Inc.	269,981	8,766
Tennant Co.	29,244	2,052
Wabash National Corp.	163,444	2,816
		50,205

Information Technology—13.7%
Dolby Laboratories, Inc. Class A	71,801	6,974
Entegris, Inc.	17,083	1,642
FLIR Systems, Inc.	257,809	11,300
Littelfuse, Inc.	35,821	9,122
MKS Instruments, Inc.	61,152	9,200
National Instruments Corp.	164,222	7,216
Power Integrations, Inc.	247,450	20,256
		65,710

	Shares	Value

Materials—9.1%
AptarGroup, Inc.	153,006	$ 20,945
Ashland Global Holdings, Inc.	128,148	10,149
Sensient Technologies Corp.	15,345	1,132
W.R. Grace & Co.	208,942	11,454
		43,680

Real Estate—11.3%
American Campus Communities, Inc.	162,828	6,964
CubeSmart	34,136	1,147
Healthcare Realty Trust, Inc.	317,082	9,386
Healthcare Trust of America, Inc. Class A	655,822	18,061
Physicians Realty Trust	1,038,146	18,479
		54,037

Utilities—5.0%
Essential Utilities, Inc.	229,013	10,830
IDACORP, Inc.	23,890	2,294
NiSource, Inc.	465,817	10,686
		23,810
Total Common Stocks (Identified Cost $370,772)		478,328
Total Long-Term Investments—99.7% (Identified Cost $370,772)		478,328
TOTAL INVESTMENTS—99.7% (Identified Cost $370,772)		$478,328
Other assets and liabilities, net—0.3%		1,418
NET ASSETS—100.0%		$479,746
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$478,328	$478,328
Total Investments	$478,328	$478,328
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
25

SGA International Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.2%
China—14.4%
Alibaba Group Holding Ltd. Sponsored ADR(1)	9,081	$ 2,113
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	7,113	1,322
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	752,865	1,701
Tencent Holdings Ltd.	24,544	1,786
		6,922

Denmark—2.8%
Novo Nordisk A/S Sponsored ADR	19,345	1,351
France—6.8%
Dassault Systemes SE	8,036	1,631
L’Oreal SA	4,314	1,638
		3,269

Germany—8.3%
adidas AG(1)	4,505	1,640
SAP SE Sponsored ADR(2)	10,881	1,419
Sartorius AG	2,226	934
		3,993

Hong Kong—6.2%
AIA Group Ltd.	241,596	2,961
India—9.7%
Asian Paints Ltd.	26,701	1,010
HDFC Bank Ltd. ADR(1)	33,204	2,399
Infosys Ltd. Sponsored ADR	74,005	1,255
		4,664

Japan—4.8%
Fast Retailing Co. Ltd.	1,475	1,321
Sysmex Corp.	8,170	981
		2,302

Mexico—5.8%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	18,330	1,389
Wal-Mart de Mexico SAB de C.V.	489,199	1,374
		2,763

Netherlands—6.7%
Adyen NV(1)	593	1,380
Heineken NV	16,684	1,859
		3,239

Switzerland—8.9%
Alcon, Inc.(1)	25,095	1,656
	Shares	Value

Switzerland—continued
Nestle S.A. Registered Shares	12,113	$ 1,427
Temenos AG Registered Shares	8,700	1,215
		4,298

Thailand—1.9%
CP ALL PCL(1)	459,494	893
United Kingdom—15.1%
Aon plc Class A	10,754	2,272
Diageo plc	35,209	1,386
IHS Markit Ltd.	16,238	1,458
Linde plc	8,106	2,136
		7,252

United States—5.8%
Medtronic plc	8,161	956
STERIS plc	9,555	1,811
		2,767
Total Common Stocks (Identified Cost $33,387)		46,674
Total Long-Term Investments—97.2% (Identified Cost $33,387)		46,674
Short-Term Investments—5.7%
Money Market Mutual Fund—2.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	1,313,710	1,314
Total Money Market Mutual Fund (Identified Cost $1,314)		1,314
Securities Lending Collateral—3.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	1,423,511	1,424
Total Securities Lending Collateral (Identified Cost $1,424)		1,424
Total Short-Term Investments (Identified Cost $2,738)		2,738
TOTAL INVESTMENTS—102.9% (Identified Cost $36,125)		$49,412
Other assets and liabilities, net—(2.9)%		(1,415)
NET ASSETS—100.0%		$47,997
Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	15%
China	14
United States	11
India	9
Switzerland	9
Germany	8
France	7
Other	27
Total	100%
† % of total investments as of December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
26

SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$46,674	$46,674
Securities Lending Collateral	1,424	1,424
Money Market Mutual Fund	1,314	1,314
Total Investments	$49,412	$49,412
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
27

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.8%
Communication Services—12.6%
Alphabet, Inc. Class A(1)	2,323	$ 4,071
Alphabet, Inc. Class C(1)	2,400	4,205
Comcast Corp. Class A	24,847	1,302
Facebook, Inc. Class A(1)	18,538	5,064
Snap, Inc. Class A(1)	10,033	502
Walt Disney Co. (The)(1)	4,364	791
		15,935

Consumer Discretionary—17.2%
Amazon.com, Inc.(1)	3,385	11,025
Booking Holdings, Inc.(1)	598	1,332
Chipotle Mexican Grill, Inc.(1)	706	979
DraftKings, Inc. Class A(1)	6,561	305
Home Depot, Inc. (The)	7,033	1,868
Las Vegas Sands Corp.	21,898	1,305
O’Reilly Automotive, Inc.(1)	3,973	1,798
Royal Caribbean Cruises Ltd.	13,529	1,011
TJX Cos., Inc. (The)	30,074	2,054
		21,677

Consumer Staples—4.1%
Colgate-Palmolive Co.	7,419	634
Costco Wholesale Corp.	6,886	2,595
Estee Lauder Cos., Inc. (The) Class A	7,250	1,930
		5,159

Financials—1.2%
American Express Co.	8,300	1,004
Goldman Sachs Group, Inc. (The)	2,169	572
		1,576

	Shares	Value

Health Care—12.3%
Bristol-Myers Squibb Co.	17,979	$ 1,115
DexCom, Inc.(1)	3,354	1,240
Edwards Lifesciences Corp.(1)	18,556	1,693
Eli Lilly and Co.	7,716	1,303
Exact Sciences Corp.(1)	9,139	1,211
Insulet Corp.(1)	2,031	519
Intuitive Surgical, Inc.(1)	1,657	1,356
Mettler-Toledo International, Inc.(1)	1,204	1,372
Teladoc Health, Inc.(1)	5,198	1,039
Thermo Fisher Scientific, Inc.	1,756	818
UnitedHealth Group, Inc.	7,741	2,715
Vertex Pharmaceuticals, Inc.(1)	4,639	1,096
		15,477

Industrials—5.5%
Boeing Co. (The)	9,906	2,121
Deere & Co.	5,099	1,372
Emerson Electric Co.	8,103	651
Fair Isaac Corp.(1)	1,364	697
Honeywell International, Inc.	2,357	501
IHS Markit Ltd.	11,087	996
Roper Technologies, Inc.	1,459	629
		6,967

Information Technology—45.1%
Apple, Inc.	98,552	13,077
Applied Materials, Inc.	20,691	1,786
Autodesk, Inc.(1)	7,122	2,175
Avalara, Inc.(1)	6,010	991
DocuSign, Inc.(1)	2,841	632
Five9, Inc.(1)	4,657	812
Mastercard, Inc. Class A	8,331	2,974
Microsoft Corp.	57,437	12,775
	Shares	Value

Information Technology—continued
NVIDIA Corp.	6,377	$ 3,330
Paycom Software, Inc.(1)	2,322	1,050
PayPal Holdings, Inc.(1)	12,261	2,871
QUALCOMM, Inc.	19,241	2,931
salesforce.com, Inc.(1)	7,865	1,750
Splunk, Inc.(1)	4,458	757
Twilio Inc. Class A(1)	2,816	953
Universal Display Corp.	5,248	1,206
Visa, Inc. Class A	23,827	5,212
Workday, Inc. Class A(1)	7,007	1,679
		56,961

Materials—0.9%
Air Products and Chemicals, Inc.	2,250	614
Vulcan Materials Co.	3,417	507
		1,121

Real Estate—0.9%
Equinix, Inc.	1,667	1,190
Total Common Stocks (Identified Cost $49,848)		126,063
Total Long-Term Investments—99.8% (Identified Cost $49,848)		126,063
TOTAL INVESTMENTS—99.8% (Identified Cost $49,848)		$126,063
Other assets and liabilities, net—0.2%		262
NET ASSETS—100.0%		$126,325

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$126,063	$126,063
Total Investments	$126,063	$126,063
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
28

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.7%
Communication Services—3.4%
Cable One, Inc.	183	$ 408
Cardlytics, Inc.(1)	6,196	884
		1,292

Consumer Discretionary—13.7%
CarParts.com, Inc.(1)(2)	10,272	127
Churchill Downs, Inc.	2,700	526
Five Below, Inc.(1)	2,702	473
KB Home	7,062	237
LGI Homes, Inc.(1)	2,037	216
Lithia Motors, Inc. Class A	1,193	349
Magnite, Inc.(1)	21,197	651
Monarch Casino & Resort, Inc.(1)	4,359	267
Murphy USA, Inc.	1,333	175
Ollie’s Bargain Outlet Holdings, Inc.(1)	2,153	176
Papa John’s International, Inc.	2,020	171
Planet Fitness, Inc. Class A(1)	4,492	349
RH (1)	660	295
Texas Roadhouse, Inc.	9,290	726
Wingstop, Inc.	3,735	495
		5,233

Consumer Staples—2.5%
Boston Beer Co., Inc. (The) Class A(1)	460	457
WD-40 Co.	1,859	494
		951

Financials—5.1%
Ares Management Corp. Class A	7,623	359
Essent Group Ltd.	5,699	246
First Financial Bankshares, Inc.	5,299	192
Goosehead Insurance, Inc. Class A	3,777	471
NMI Holdings, Inc. Class A(1)	12,092	274
RLI Corp.	3,834	399
		1,941

Health Care—30.6%
Addus HomeCare Corp.(1)	1,297	152
Akero Therapeutics, Inc.(1)	4,482	116
Allakos, Inc.(1)	2,242	314
Amedisys, Inc.(1)	866	254
Amicus Therapeutics, Inc.(1)	16,168	373
Chemed Corp.	1,589	846
ChemoCentryx, Inc.(1)	5,699	353
Encompass Health Corp.	6,073	502
Fate Therapeutics, Inc.(1)	4,230	385
	Shares	Value

Health Care—continued
GW Pharmaceuticals plc ADR(1)	2,095	$ 242
Insmed, Inc.(1)	7,813	260
Inspire Medical Systems, Inc.(1)	4,324	813
Insulet Corp.(1)	2,870	734
Karyopharm Therapeutics, Inc.(1)	11,386	176
LHC Group, Inc.(1)	3,409	727
Madrigal Pharmaceuticals, Inc.(1)	1,291	144
Natera, Inc.(1)	9,493	945
Novocure Ltd.(1)	5,536	958
Penumbra, Inc.(1)(2)	1,491	261
Phreesia, Inc.(1)	10,231	555
Reata Pharmaceuticals, Inc. Class A(1)	3,483	431
REGENXBIO, Inc.(1)	3,971	180
Sarepta Therapeutics, Inc.(1)	4,393	749
Tandem Diabetes Care, Inc.(1)	7,307	699
Ultragenyx Pharmaceutical, Inc.(1)	3,578	495
		11,664

Industrials—17.2%
Bloom Energy Corp. Class A(1)	5,912	169
Brink’s Co. (The)	3,117	224
Casella Waste Systems, Inc. Class A(1)	11,066	686
Chart Industries, Inc.(1)	5,212	614
ESCO Technologies, Inc.	2,104	217
Herc Holdings, Inc.(1)	5,969	396
IAA, Inc.(1)	3,822	248
Mercury Systems, Inc.(1)	7,788	686
MSA Safety, Inc.	2,366	354
Parsons Corp.(1)	2,539	93
Proto Labs, Inc.(1)	2,883	442
Saia, Inc.(1)	4,501	814
Simpson Manufacturing Co., Inc.	4,538	424
Teledyne Technologies, Inc.(1)	2,687	1,053
Vicor Corp.(1)	1,497	138
		6,558

Information Technology—21.2%
Agilysys, Inc.(1)	9,012	346
Brooks Automation, Inc.	7,400	502
CMC Materials, Inc.	3,147	476
Coupa Software, Inc.(1)	2,353	798
Everbridge, Inc.(1)	3,140	468
Five9, Inc.(1)	9,094	1,586
FormFactor, Inc.(1)	10,018	431
Limelight Networks, Inc.(1)	28,639	114
Q2 Holdings, Inc.(1)	13,572	1,717
Qualys, Inc.(1)	2,082	254
	Shares	Value

Information Technology—continued
Repay Holdings Corp.(1)	9,958	$ 271
Tenable Holdings, Inc.(1)	7,624	399
Tower Semiconductor Ltd.(1)	12,576	325
Varonis Systems, Inc.(1)	2,538	415
		8,102

Materials—2.8%
Balchem Corp.	5,551	640
Quaker Chemical Corp.	1,647	417
		1,057

Real Estate—1.2%
Essential Properties Realty Trust, Inc.	22,654	480
Total Common Stocks (Identified Cost $18,809)		37,278
Total Long-Term Investments—97.7% (Identified Cost $18,809)		37,278
Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	380,704	381
Total Short-Term Investment (Identified Cost $381)		381

Securities Lending Collateral—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	128,342	128
Total Securities Lending Collateral (Identified Cost $128)		128
TOTAL INVESTMENTS—99.1% (Identified Cost $19,318)		$37,787
Other assets and liabilities, net—0.9%		362
NET ASSETS—100.0%		$38,149

Abbreviation:
ADR	American Depositary Receipt

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
29

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.
Country Weightings (Unaudited)†
United States	95%
Jersey	2
Israel	1
Bermuda	1
United Kingdom	1
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$37,278	$37,278
Securities Lending Collateral	128	128
Money Market Mutual Fund	381	381
Total Investments	$37,787	$37,787
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
30

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.3%
Communication Services—9.0%
Netflix, Inc.(1)	89,550	$ 48,422
Snap, Inc. Class A(1)	421,050	21,082
Zillow Group, Inc. Class C(1)	422,035	54,780
		124,284

Consumer Discretionary—26.4%
Amazon.com, Inc.(1)	19,300	62,859
Chegg, Inc.(1)	303,725	27,435
Chewy, Inc. Class A(1)	336,600	30,257
Lululemon Athletica, Inc.(1)	51,455	17,908
MercadoLibre, Inc.(1)	45,075	75,511
Peloton Interactive, Inc. Class A(1)	220,000	33,378
Tesla, Inc.(1)	162,940	114,982
		362,330

Consumer Staples—0.9%
Beyond Meat, Inc.(1)	95,250	11,906
Financials—1.8%
Goosehead Insurance, Inc. Class A	109,600	13,674
Lemonade, Inc.(1)	93,715	11,480
		25,154

Health Care—13.9%
Adaptive Biotechnologies Corp.(1)	258,875	15,307
Exact Sciences Corp.(1)	465,000	61,608
GoodRx Holdings, Inc. Class A(1)	402,100	16,221
Seagen, Inc.(1)	101,150	17,715
Teladoc Health, Inc.(1)	275,425	55,074
Veeva Systems, Inc. Class A(1)	90,250	24,571
		190,496

	Shares	Value

Industrials—4.5%
CoStar Group, Inc.(1)	22,240	$ 20,556
Uber Technologies, Inc.(1)	815,750	41,603
		62,159

Information Technology—41.8%
Coupa Software, Inc.(1)	81,000	27,452
NVIDIA Corp.	96,900	50,601
Okta, Inc.(1)	206,225	52,435
Paylocity Holding Corp.(1)	101,375	20,874
PayPal Holdings, Inc.(1)	160,075	37,490
QUALCOMM, Inc.	239,100	36,424
RingCentral, Inc. Class A(1)	143,850	54,515
ServiceNow, Inc.(1)	81,225	44,709
Shopify, Inc. Class A(1)	64,225	72,699
Snowflake, Inc. Class A(1)	21,550	6,064
Sprout Social, Inc. Class A(1)	196,300	8,914
Square, Inc. Class A(1)	241,025	52,457
Trade Desk, Inc. (The) Class A(1)	82,170	65,818
Unity Software, Inc.(1)	160,150	24,578
Zoom Video Communications, Inc. Class A(1)	54,900	18,519
		573,549
Total Common Stocks (Identified Cost $783,218)		1,349,878
Total Long-Term Investments—98.3% (Identified Cost $783,218)		1,349,878
	Shares	Value

Short-Term Investment—1.2%
Money Market Mutual Fund—1.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	16,171,773	$ 16,172
Total Short-Term Investment (Identified Cost $16,172)		16,172
TOTAL INVESTMENTS—99.5% (Identified Cost $799,390)		$1,366,050
Other assets and liabilities, net—0.5%		7,242
NET ASSETS—100.0%		$1,373,292

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	88%
Canada	6
Brazil	6
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,349,878	$1,349,878
Money Market Mutual Fund	16,172	16,172
Total Investments	$1,366,050	$1,366,050
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements
31

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Assets
Investment in securities at value(1)	$ 1,269,916	$ 3,157,567	$ 478,328	$ 49,412
Cash	27,049	68,669	2,797	—
Receivables
Investment securities sold	—	—	80	195
Fund shares sold	741	2,582	250	60
Dividends	963	2,889	87	— (a)
Tax reclaims	—	—	—	99
Securities lending income	—	—	—	1
Prepaid expenses	32	44	29	18
Other assets	120	297	44	4
Total assets	1,298,821	3,232,048	481,615	49,789
Liabilities
Due to custodian	—	—	—	— (a)
Payables
Fund shares repurchased	1,517	6,039	1,258	5
Investment securities purchased	—	—	—	233
Foreign capital gains tax	—	—	—	63
Collateral on securities loaned	—	—	—	1,424
Investment advisory fees	717	1,819	328	25
Distribution and service fees	42	87	14	1
Administration and accounting fees	114	280	42	5
Transfer agent and sub-transfer agent fees and expenses	324	895	144	10
Professional fees	28	50	25	22
Trustee deferred compensation plan	120	297	44	4
Interest expense and/or commitment fees	1	4	1	— (a)
Other accrued expenses	37	99	13	—
Total liabilities	2,900	9,570	1,869	1,792
Net Assets	$ 1,295,921	$ 3,222,478	$ 479,746	$ 47,997
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 1,029,805	$ 2,940,173	$ 403,497	$ 34,181
Accumulated earnings (loss)	266,116	282,305	76,249	13,816
Net Assets	$ 1,295,921	$ 3,222,478	$ 479,746	$ 47,997
Net Assets:
Class A	$ 185,257	$ 282,186	$ 54,984	$ 6,917
Class C	$ 4,486	$ 31,476	$ 2,410	$ —
Class I	$ 594,834	$ 2,135,663	$ 332,391	$ 40,249
Class R6	$ 511,344	$ 773,153	$ 89,961	$ 831
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	13,935,281	23,216,747	5,905,906	663,745
Class C	349,854	2,663,611	297,041	—
Class I	44,060,906	172,626,793	34,021,446	3,754,533
Class R6	37,565,229	62,227,756	9,184,398	77,171
Net Asset Value and Redemption Price Per Share:*
Class A	$ 13.29	$ 12.15	$ 9.31	$ 10.42
Class C	$ 12.82	$ 11.82	$ 8.11	$ —
Class I	$ 13.50	$ 12.37	$ 9.77	$ 10.72
Class R6	$ 13.61	$ 12.42	$ 9.79	$ 10.77
See Notes to Financial Statements
32

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 14.10	$ 12.89	$ 9.88	$ 11.06
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 1,023,200	$ 2,521,048	$ 370,772	$ 36,125
Market value of securities on loan	$ —	$ —	$ —	$ 1,390

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
33

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Assets
Investment in securities at value(1)(2)	$ 126,063	$ 37,787	$ 1,366,050
Cash	492	572	350
Securities lending cash collateral received	—	264	—
Receivables
Investment securities sold	2,234	—	—
Fund shares sold	38	5	9,461
Dividends	16	14	— (a)
Securities lending income	—	— (a)	—
Prepaid expenses	14	11	93
Other assets	12	3	123
Total assets	128,869	38,656	1,376,077
Liabilities
Payables
Fund shares repurchased	145	53	1,450
Investment securities purchased	2,235	—	—
Collateral on securities loaned	—	392	—
Investment advisory fees	69	22	782
Distribution and service fees	23	3	67
Administration and accounting fees	12	4	118
Transfer agent and sub-transfer agent fees and expenses	22	9	199
Professional fees	22	21	18
Trustee deferred compensation plan	12	3	123
Interest expense and/or commitment fees	— (a)	— (a)	1
Other accrued expenses	4	—	27
Total liabilities	2,544	507	2,785
Net Assets	$ 126,325	$ 38,149	$ 1,373,292
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 43,697	$ 19,420	$ 822,043
Accumulated earnings (loss)	82,628	18,729	551,249
Net Assets	$ 126,325	$ 38,149	$ 1,373,292
Net Assets:
Class A	$ 110,884	$ 14,837	$ 335,809
Class I	$ 15,093	$ 23,312	$ 1,037,368
Class R6	$ 348	$ —	$ 115
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	17,056,281	1,585,984	5,381,794
Class I	1,468,514	1,839,394	15,560,697
Class R6	33,527	—	1,724
Net Asset Value and Redemption Price Per Share:*
Class A	$ 6.50	$ 9.36	$ 62.40
Class I	$ 10.28	$ 12.67	$ 66.67
Class R6	$ 10.40	$ —	$ 66.67
See Notes to Financial Statements
34

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 6.90	$ 9.93	$ 66.21
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 49,848	$ 19,318	$ 799,390
(2) Market value of securities on loan	$ —	$ 380	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
35

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2020
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Investment Income
Dividends	$ 24,668	$ 59,246	$ 7,887	$ 465
Securities lending, net of fees	—	39	—	1
Foreign taxes withheld	—	(61)	(26)	(39)
Total investment income	24,668	59,224	7,861	427
Expenses
Investment advisory fees	7,271	20,984	3,745	350
Distribution and service fees, Class A	421	729	131	16
Distribution and service fees, Class C	50	333	32	—
Administration and accounting fees	1,125	3,158	468	51
Transfer agent fees and expenses	466	1,322	192	7
Sub-transfer agent fees and expenses, Class A	262	521	93	7
Sub-transfer agent fees and expenses, Class C	3	35	4	—
Sub-transfer agent fees and expenses, Class I	918	3,210	561	38
Custodian fees	2	5	1	1
Printing fees and expenses	56	233	39	3
Professional fees	44	90	33	42
Interest expense and/or commitment fees	5	18	2	— (1)
Registration fees	81	147	68	42
Trustees’ fees and expenses	98	281	42	4
Miscellaneous expenses	96	250	40	9
Total expenses	10,898	31,316	5,451	570
Less net expenses reimbursed and/or waived by investment adviser(2)	(876)	(663)	(69)	(75)
Less low balance account fees	— (1)	— (1)	— (1)	—
Net expenses	10,022	30,653	5,382	495
Net investment income (loss)	14,646	28,571	2,479	(68)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	29,248	(340,054)	(28,331)	2,071
Foreign currency transactions	(3)	—	—	(10)
Foreign capital gains tax	—	—	—	(33)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,612)	206,586	22,562	5,592
Foreign currency transactions	—	—	—	8
Foreign capital gains tax	—	—	—	(21)
Net realized and unrealized gain (loss) on investments	14,633	(133,468)	(5,769)	7,607
Net increase (decrease) in net assets resulting from operations	$ 29,279	$(104,897)	$ (3,290)	$7,539

(1)	Amount is less than $500.
(2)	See Note 3D in the Notes to Financial Statements.
See Notes to Financial Statements
36

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Investment Income
Dividends	$ 825	$ 125	$ 446
Securities lending, net of fees	— (1)	— (1)	—
Total investment income	825	125	446
Expenses
Investment advisory fees	780	251	4,981
Distribution and service fees, Class A	242	29	389
Administration and accounting fees	124	39	673
Transfer agent fees and expenses	52	15	278
Sub-transfer agent fees and expenses, Class A	69	9	169
Sub-transfer agent fees and expenses, Class I	21	32	480
Custodian fees	— (1)	— (1)	1
Printing fees and expenses	7	2	46
Professional fees	25	23	30
Interest expense and/or commitment fees	1	— (1)	15
Registration fees	43	29	93
Trustees’ fees and expenses	10	3	34
Miscellaneous expenses	18	7	31
Total expenses	1,392	439	7,220
Less net expenses reimbursed and/or waived by investment adviser(2)	(58)	(85)	(447)
Less low balance account fees	— (1)	— (1)	— (1)
Net expenses	1,334	354	6,773
Net investment income (loss)	(509)	(229)	(6,327)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	16,501	497	3,286
Net change in unrealized appreciation (depreciation) on:
Investments	18,957	10,184	516,552
Net realized and unrealized gain (loss) on investments	35,458	10,681	519,838
Net increase (decrease) in net assets resulting from operations	$34,949	$10,452	$513,511

(1)	Amount is less than $500.
(2)	See Note 3D in the Notes to Financial Statements.
See Notes to Financial Statements
37

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund		Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 14,646	$ 16,919	$ 28,571	$ 32,518
Net realized gain (loss)	29,245	125,177	(340,054)	283,559
Net change in unrealized appreciation (depreciation)	(14,612)	205,088	206,586	542,330
Increase (decrease) in net assets resulting from operations	29,279	347,184	(104,897)	858,407
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(10,415)	(13,518)	(8,109)	(19,585)
Class C	(308)	(339)	(817)	(2,225)
Class I	(33,878)	(45,230)	(56,746)	(136,674)
Class R6	(23,159)	(25,235)	(20,907)	(46,058)
Total Dividends and Distributions to Shareholders	(67,760)	(84,322)	(86,579)	(204,542)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(13,875)	(60,021)	(59,181)	19,274
Class C	(526)	(10,334)	(10,647)	(17,758)
Class I	(54,001)	(286,380)	(200,396)	242,187
Class R6	117,594	68,747	(13,964)	287,970
Increase (decrease) in net assets from capital transactions	49,192	(287,988)	(284,188)	531,673
Net increase (decrease) in net assets	10,711	(25,126)	(475,664)	1,185,538
Net Assets
Beginning of period	1,285,210	1,310,336	3,698,142	2,512,604
End of Period	$ 1,295,921	$ 1,285,210	$ 3,222,478	$ 3,698,142
See Notes to Financial Statements
38

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Ceredex Small-Cap Value Equity Fund		SGA International Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,479	$ 7,121	$ (68)	$ (17)
Net realized gain (loss)	(28,331)	27,892	2,028	23,904
Net change in unrealized appreciation (depreciation)	22,562	58,549	5,579	(2,778)
Increase (decrease) in net assets resulting from operations	(3,290)	93,562	7,539	21,109
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(676)	(3,931)	(1,242)	(3,190)
Class C	(36)	(300)	—	—
Class I	(5,048)	(25,070)	(6,531)	(17,106)
Class R6	(887)	(736)	(119)	(15)
Total Dividends and Distributions to Shareholders	(6,647)	(30,037)	(7,892)	(20,311)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(13,082)	(6,402)	456	(16,772)
Class C	(2,553)	(10,278)	—	—
Class I	(109,636)	(68,963)	5,075	(31,786)
Class R6	61,568	17,217	754	1
Increase (decrease) in net assets from capital transactions	(63,703)	(68,426)	6,285	(48,557)
Net increase (decrease) in net assets	(73,640)	(4,901)	5,932	(47,759)
Net Assets
Beginning of period	553,386	558,287	42,065	89,824
End of Period	$ 479,746	$ 553,386	$ 47,997	$ 42,065
See Notes to Financial Statements
39

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund		Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (509)	$ (271)	$ (229)	$ (207)
Net realized gain (loss)	16,501	12,609	497	2,992
Net change in unrealized appreciation (depreciation)	18,957	18,668	10,184	5,654
Increase (decrease) in net assets resulting from operations	34,949	31,006	10,452	8,439
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(11,918)	(11,652)	(279)	(1,287)
Class C	—	(1,787)	—	(38)
Class I	(1,077)	(1,579)	(321)	(1,508)
Class R6	(22)	(14)	—	—
Total Dividends and Distributions to Shareholders	(13,017)	(15,032)	(600)	(2,833)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(127)	36,853	(637)	4,461
Class C	—	(33,736)	—	(4,040)
Class I	(4,051)	(7,584)	(979)	83
Class R6	130	29	—	—
Increase (decrease) in net assets from capital transactions	(4,048)	(4,438)	(1,616)	504
Net increase (decrease) in net assets	17,884	11,536	8,236	6,110
Net Assets
Beginning of period	108,441	96,905	29,913	23,803
End of Period	$ 126,325	$ 108,441	$ 38,149	$ 29,913
See Notes to Financial Statements
40

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (6,327)	$ (1,811)
Net realized gain (loss)	3,286	(9,063)
Net change in unrealized appreciation (depreciation)	516,552	43,895
Increase (decrease) in net assets resulting from operations	513,511	33,021
Change in Net Assets from Capital Transactions (See Note 5):
Class A	163,432	13,124
Class I	559,458	(6,660)
Class R6	100	—
Increase (decrease) in net assets from capital transactions	722,990	6,464
Net increase (decrease) in net assets	1,236,501	39,485
Net Assets
Beginning of period	136,791	97,306
End of Period	$ 1,373,292	$ 136,791
See Notes to Financial Statements
41

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Ceredex Large-Cap Value Equity Fund
Class A
1/1/20 to 12/31/20	$13.70	0.13	0.21	0.34	(0.14)	(0.61)	(0.75)	(0.41)	$13.29	3.47%	$ 185,257	1.24%	1.27%	1.07%	193%
1/1/19 to 12/31/19	11.21	0.13	3.30	3.43	(0.17)	(0.77)	(0.94)	2.49	13.70	30.56	206,528	1.24	1.29	1.04	118
1/1/18 to 12/31/18	16.20	0.18	(1.81)	(1.63)	(0.24)	(3.12)	(3.36)	(4.99)	11.21	(10.63)	223,853	1.24	1.27	1.16	128
4/1/17 to 12/31/17(6)	16.98	0.13	1.84	1.97	(0.20)	(2.55)	(2.75)	(0.78)	16.20	12.14	323,202	1.24	1.30	1.04	54
4/1/16 to 3/31/17	14.60	0.23	2.43	2.66	(0.22)	(0.06)	(0.28)	2.38	16.98	18.31	335,256	1.25	1.36	1.45	77
4/1/15 to 3/31/16	16.48	0.17	(0.56)	(0.39)	(0.19)	(1.30)	(1.49)	(1.88)	14.60	(2.46)	362,805	1.27	1.37	1.09	66
Class C
1/1/20 to 12/31/20	$13.26	0.07	0.19	0.26	(0.09)	(0.61)	(0.70)	(0.44)	$12.82	2.98%	$ 4,486	1.72%	1.94%	0.61%	193%
1/1/19 to 12/31/19	10.86	0.06	3.20	3.26	(0.09)	(0.77)	(0.86)	2.40	13.26	30.00	5,531	1.72	1.94	0.51	118
1/1/18 to 12/31/18	15.78	0.11	(1.77)	(1.66)	(0.14)	(3.12)	(3.26)	(4.92)	10.86	(11.09)	14,625	1.72	1.92	0.69	128
4/1/17 to 12/31/17(6)	16.59	0.08	1.78	1.86	(0.12)	(2.55)	(2.67)	(0.81)	15.78	11.76	17,744	1.68	1.86	0.61	54
4/1/16 to 3/31/17	14.28	0.15	2.37	2.52	(0.15)	(0.06)	(0.21)	2.31	16.59	17.70	18,590	1.72	1.72	0.98	77
4/1/15 to 3/31/16	16.15	0.10	(0.55)	(0.45)	(0.12)	(1.30)	(1.42)	(1.87)	14.28	(2.88)	19,053	1.71	1.71	0.65	66
Class I
1/1/20 to 12/31/20	$13.88	0.16	0.22	0.38	(0.15)	(0.61)	(0.76)	(0.38)	$13.50	3.76%	$ 594,834	0.97%	1.03%	1.33%	193%
1/1/19 to 12/31/19	11.34	0.17	3.34	3.51	(0.20)	(0.77)	(0.97)	2.54	13.88	30.94	668,846	0.97	1.04	1.30	118
1/1/18 to 12/31/18	16.35	0.23	(1.84)	(1.61)	(0.28)	(3.12)	(3.40)	(5.01)	11.34	(10.39)	799,262	0.97	1.02	1.43	128
4/1/17 to 12/31/17(6)	17.11	0.17	1.86	2.03	(0.24)	(2.55)	(2.79)	(0.76)	16.35	12.42	1,300,385	0.97	1.05	1.31	54
4/1/16 to 3/31/17	14.71	0.28	2.45	2.73	(0.27)	(0.06)	(0.33)	2.40	17.11	18.63	1,432,996	0.97	1.09	1.73	77
4/1/15 to 3/31/16	16.60	0.22	(0.57)	(0.35)	(0.24)	(1.30)	(1.54)	(1.89)	14.71	(2.19)	1,440,587	0.97	1.09	1.40	66
Class R6*
1/1/20 to 12/31/20	$13.96	0.19	0.23	0.42	(0.16)	(0.61)	(0.77)	(0.35)	$13.61	4.03%	$ 511,344	0.72%	0.86%	1.57%	193%
1/1/19 to 12/31/19	11.39	0.21	3.36	3.57	(0.23)	(0.77)	(1.00)	2.57	13.96	31.33	404,305	0.72	0.85	1.55	118
1/1/18 to 12/31/18	16.41	0.27	(1.85)	(1.58)	(0.32)	(3.12)	(3.44)	(5.02)	11.39	(10.22)	272,596	0.72	0.83	1.69	128
4/1/17 to 12/31/17(6)	17.18	0.21	1.85	2.06	(0.28)	(2.55)	(2.83)	(0.77)	16.41	12.60	336,516	0.72	0.80	1.57	54
4/1/16 to 3/31/17	14.77	0.32	2.46	2.78	(0.31)	(0.06)	(0.37)	2.41	17.18	18.92	322,129	0.72	0.72	1.98	77
4/1/15 to 3/31/16	16.66	0.23	(0.53)	(0.30)	(0.29)	(1.30)	(1.59)	(1.89)	14.77	(1.90)	272,861	0.72	0.72	1.48	66

Ceredex Mid-Cap Value Equity Fund
Class A
1/1/20 to 12/31/20	$12.69	0.07	(0.31)	(0.24)	(0.09)	(0.21)	(0.30)	(0.54)	$12.15	(1.52)%	$ 282,186	1.31% (7)	1.31%	0.66%	179%
1/1/19 to 12/31/19	10.11	0.09	3.21	3.30	(0.10)	(0.62)	(0.72)	2.58	12.69	32.63	362,322	1.34 (7)(8)	1.30	0.73	121
1/1/18 to 12/31/18	12.50	0.07	(1.02)	(0.95)	(0.09)	(1.35)	(1.44)	(2.39)	10.11	(8.08)	271,620	1.38 (8)	1.31	0.55	109
4/1/17 to 12/31/17(6)	14.33	0.08	0.69	0.77	(0.08)	(2.52)	(2.60)	(1.83)	12.50	5.87	320,717	1.38	1.37 (9)	0.75 (9)	82
4/1/16 to 3/31/17	12.22	0.11	2.63	2.74	(0.13)	(0.50)	(0.63)	2.11	14.33	22.69	369,102	1.39	1.45	0.81	108
4/1/15 to 3/31/16	13.60	0.11	(0.70)	(0.59)	(0.10)	(0.69)	(0.79)	(1.38)	12.22	(4.11)	397,599	1.40	1.45	0.86	98
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
42

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Mid-Cap Value Equity Fund (Continued)
Class C
1/1/20 to 12/31/20	$12.36	0.02	(0.30)	(0.28)	(0.05)	(0.21)	(0.26)	(0.54)	$11.82	(1.88)%	$ 31,476	1.79%	1.98%	0.20%	179%
1/1/19 to 12/31/19	9.84	0.03	3.13	3.16	(0.02)	(0.62)	(0.64)	2.52	12.36	32.08	45,867	1.79	1.95	0.26	121
1/1/18 to 12/31/18	12.18	0.02	(1.00)	(0.98)	(0.01)	(1.35)	(1.36)	(2.34)	9.84	(8.53)	53,419	1.79	1.97	0.17	109
4/1/17 to 12/31/17(6)	14.02	0.03	0.68	0.71	(0.03)	(2.52)	(2.55)	(1.84)	12.18	5.52	48,877	1.80	1.92	0.33	82
4/1/16 to 3/31/17	11.96	0.05	2.58	2.63	(0.07)	(0.50)	(0.57)	2.06	14.02	22.23	55,580	1.80	1.80	0.39	108
4/1/15 to 3/31/16	13.34	0.06	(0.68)	(0.62)	(0.07)	(0.69)	(0.76)	(1.38)	11.96	(4.49)	64,160	1.78	1.78	0.50	98
Class I
1/1/20 to 12/31/20	$12.89	0.10	(0.31)	(0.21)	(0.10)	(0.21)	(0.31)	(0.52)	$12.37	(1.20)%	$2,135,663	1.04% (7)	1.04%	0.92%	179%
1/1/19 to 12/31/19	10.25	0.13	3.26	3.39	(0.13)	(0.62)	(0.75)	2.64	12.89	33.08	2,469,800	1.04 (7)	1.04	1.04	121
1/1/18 to 12/31/18	12.66	0.12	(1.05)	(0.93)	(0.13)	(1.35)	(1.48)	(2.41)	10.25	(7.83)	1,775,643	1.01 (7)	1.01	0.92	109
4/1/17 to 12/31/17(6)	14.48	0.12	0.70	0.82	(0.12)	(2.52)	(2.64)	(1.82)	12.66	6.21	2,187,625	1.04	1.04	1.09	82
4/1/16 to 3/31/17	12.34	0.15	2.66	2.81	(0.17)	(0.50)	(0.67)	2.14	14.48	23.08	2,716,560	1.08	1.08	1.12	108
4/1/15 to 3/31/16	13.74	0.15	(0.71)	(0.56)	(0.15)	(0.69)	(0.84)	(1.40)	12.34	(3.85)	2,717,761	1.12	1.12	1.16	98
Class R6*
1/1/20 to 12/31/20	$12.92	0.13	(0.31)	(0.18)	(0.11)	(0.21)	(0.32)	(0.50)	$12.42	(0.97)%	$ 773,153	0.79%	0.88%	1.16%	179%
1/1/19 to 12/31/19	10.27	0.16	3.26	3.42	(0.15)	(0.62)	(0.77)	2.65	12.92	33.31	820,153	0.79	0.87	1.28	121
1/1/18 to 12/31/18	12.67	0.15	(1.05)	(0.90)	(0.15)	(1.35)	(1.50)	(2.40)	10.27	(7.58)	411,922	0.79	0.87	1.17	109
4/1/17 to 12/31/17(6)	14.49	0.15	0.70	0.85	(0.15)	(2.52)	(2.67)	(1.82)	12.67	6.41	388,495	0.80	0.85	1.37	82
4/1/16 to 3/31/17	12.36	0.19	2.66	2.85	(0.22)	(0.50)	(0.72)	2.13	14.49	23.34	291,554	0.80	0.80	1.44	108
4/1/15 to 3/31/16	13.76	0.21	(0.72)	(0.51)	(0.20)	(0.69)	(0.89)	(1.40)	12.36	(3.45)	192,640	0.80	0.80	1.68	98

Ceredex Small-Cap Value Equity Fund
Class A
1/1/20 to 12/31/20	$ 9.38	0.02	0.02	0.04	(0.03)	(0.08)	(0.11)	(0.07)	$ 9.31	0.62%	$ 54,984	1.48% (7)	1.48%	0.29%	69%
1/1/19 to 12/31/19	8.45	0.09	1.37	1.46	(0.14)	(0.39)	(0.53)	0.93	9.38	17.21	70,847	1.47 (7)	1.47	0.99	42
1/1/18 to 12/31/18	11.53	0.08	(1.51)	(1.43)	(0.15)	(1.50)	(1.65)	(3.08)	8.45	(12.70)	69,223	1.46 (7)	1.46	0.68	44
4/1/17 to 12/31/17(6)	12.58	0.14	0.90	1.04	(0.16)	(1.93)	(2.09)	(1.05)	11.53	8.74	114,673	1.47	1.50	1.52	15
4/1/16 to 3/31/17	10.96	0.07	2.20	2.27	(0.09)	(0.56)	(0.65)	1.62	12.58	20.81	123,495	1.55	1.55	0.58	29
4/1/15 to 3/31/16	15.25	0.08	(0.50)	(0.42)	(0.15)	(3.72)	(3.87)	(4.29)	10.96	(1.07)	121,367	1.55	1.55	0.62	36
Class C
1/1/20 to 12/31/20	$ 8.19	(0.01)	0.01	—	—	(0.08)	(0.08)	(0.08)	$ 8.11	0.23%	$ 2,410	1.90% (10)	2.19%	(0.19) %	69%
1/1/19 to 12/31/19	7.41	0.05	1.19	1.24	(0.07)	(0.39)	(0.46)	0.78	8.19	16.66	5,457	1.90	2.14	0.61	42
1/1/18 to 12/31/18	10.31	0.02	(1.34)	(1.32)	(0.08)	(1.50)	(1.58)	(2.90)	7.41	(13.07)	14,473	1.90	2.09	0.23	44
4/1/17 to 12/31/17(6)	11.46	0.09	0.80	0.89	(0.11)	(1.93)	(2.04)	(1.15)	10.31	8.28	20,658	1.90	2.07	1.05	15
4/1/16 to 3/31/17	10.04	0.02	2.02	2.04	(0.06)	(0.56)	(0.62)	1.42	11.46	20.35	24,529	1.90	1.90	0.22	29
4/1/15 to 3/31/16	14.31	0.03	(0.47)	(0.44)	(0.11)	(3.72)	(3.83)	(4.27)	10.04	(1.34)	27,410	1.90	1.90	0.28	36
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
43

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Small-Cap Value Equity Fund (Continued)
Class I
1/1/20 to 12/31/20	$ 9.83	0.04	0.03	0.07	(0.05)	(0.08)	(0.13)	(0.06)	$ 9.77	0.91%	$ 332,391	1.21% (10)	1.21%	0.55%	69%
1/1/19 to 12/31/19	8.83	0.13	1.42	1.55	(0.16)	(0.39)	(0.55)	1.00	9.83	17.58	460,284	1.20 (7)	1.20	1.26	42
1/1/18 to 12/31/18	11.98	0.12	(1.58)	(1.46)	(0.19)	(1.50)	(1.69)	(3.15)	8.83	(12.50)	474,591	1.18 (7)	1.18	0.99	44
4/1/17 to 12/31/17(6)	12.99	0.16	0.94	1.10	(0.18)	(1.93)	(2.11)	(1.01)	11.98	8.94	673,458	1.22	1.22	1.72	15
4/1/16 to 3/31/17	11.30	0.11	2.27	2.38	(0.13)	(0.56)	(0.69)	1.69	12.99	21.15	786,245	1.24	1.24	0.87	29
4/1/15 to 3/31/16	15.59	0.13	(0.50)	(0.37)	(0.20)	(3.72)	(3.92)	(4.29)	11.30	(0.64)	820,124	1.21	1.21	0.93	36
Class R6*
1/1/20 to 12/31/20	$ 9.84	0.10	— (11)	0.10	(0.07)	(0.08)	(0.15)	(0.05)	$ 9.79	1.19%	$ 89,961	0.88%	1.05%	1.19%	69%
2/26/19 (12) to 12/31/19	10.04	0.15	0.22	0.37	(0.18)	(0.39)	(0.57)	(0.20)	9.84	3.69	16,798	0.88	1.04	1.83	42 (13)

SGA International Growth Fund
Class A
1/1/20 to 12/31/20	$10.50	(0.03)	2.02	1.99	—	(2.07)	(2.07)	(0.08)	$10.42	22.86%	$ 6,917	1.41% (10)(14)	1.60%	(0.36) %	53%
1/1/19 to 12/31/19	10.95	(0.02)	2.92	2.90	—	(3.35)	(3.35)	(0.45)	10.50	28.28	6,376	1.46 (10)(14)(15)	1.52	(0.20)	147 (16)
1/1/18 to 12/31/18	11.90	— (11)	(0.94)	(0.94)	(0.01)	—	(0.01)	(0.95)	10.95	(7.90)	22,233	1.42	1.44	0.03	37
4/1/17 to 12/31/17(6)	10.05	0.02	1.84	1.86	(0.01)	—	(0.01)	1.85	11.90	18.50	18,567	1.43	1.56	0.20	17
4/1/16 to 3/31/17	9.18	0.01	0.93	0.94	(0.03)	(0.04)	(0.07)	0.87	10.05	10.41	14,116	1.33 (17)	1.43 (17)	0.12	37
4/1/15 to 3/31/16	10.34	0.09	(0.27)	(0.18)	(0.06)	(0.92)	(0.98)	(1.16)	9.18	(1.77)	3,756	1.51	1.77	0.89	114
Class I
1/1/20 to 12/31/20	$10.71	(0.01)	2.09	2.08	—	(2.07)	(2.07)	0.01	$10.72	23.28%	$ 40,249	1.16% (10)(14)	1.35%	(0.13) %	53%
1/1/19 to 12/31/19	11.13	— (11)	2.97	2.97	(0.04)	(3.35)	(3.39)	(0.42)	10.71	28.49	35,641	1.25 (10)(14)(15)	1.30	0.01	147 (16)
1/1/18 to 12/31/18	12.09	0.03	(0.96)	(0.93)	(0.03)	—	(0.03)	(0.96)	11.13	(7.69)	67,543	1.20 (8)	1.19	0.28	37
4/1/17 to 12/31/17(6)	10.19	0.04	1.87	1.91	(0.01)	—	(0.01)	1.90	12.09	18.79	70,342	1.20	1.27	0.42	17
4/1/16 to 3/31/17	9.30	0.03	0.94	0.97	(0.04)	(0.04)	(0.08)	0.89	10.19	10.54	51,120	1.14 (17)	1.24 (17)	0.34	37
4/1/15 to 3/31/16	10.45	0.13	(0.29)	(0.16)	(0.07)	(0.92)	(0.99)	(1.15)	9.30	(1.59)	28,756	1.30	1.67	1.28	114
Class R6*
1/1/20 to 12/31/20	$10.74	— (11)	2.10	2.10	—	(2.07)	(2.07)	0.03	$10.77	23.41%	$ 831	1.07% (10)(14)	1.25%	0.05%	53%
1/1/19 to 12/31/19	11.15	— (11)	2.99	2.99	(0.05)	(3.35)	(3.40)	(0.41)	10.74	28.59	48	1.16 (10)(14)(15)	1.25	(0.02)	147 (16)
1/1/18 to 12/31/18(18)	12.11	0.05	(0.97)	(0.92)	(0.04)	—	(0.04)	(0.96)	11.15	(7.63)	48	1.10	1.11	0.43	37
4/1/17 to 12/31/17(6)	10.20	0.04	1.89	1.93	(0.02)	—	(0.02)	1.91	12.11	18.89	9,279	1.10	1.19	0.42	17
4/1/16 to 3/31/17	9.31	0.05	0.93	0.98	(0.05)	(0.04)	(0.09)	0.89	10.20	10.62	6,558	1.03 (17)	1.14 (17)	0.49	37
9/1/15 (19) to 3/31/16	9.85	— (11)	0.38	0.38	—	(0.92)	(0.92)	(0.54)	9.31	3.81	5,832	1.14	1.54	0.09	114
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
44

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Silvant Large-Cap Growth Stock Fund
Class A
1/1/20 to 12/31/20	$ 5.37	(0.03)	1.91	1.88	—	(0.75)	(0.75)	1.13	$ 6.50	35.90%	$ 110,884	1.23%	1.27%	(0.49) %	13%
1/1/19 to 12/31/19	4.60	(0.01)	1.55	1.54	—	(0.77)	(0.77)	0.77	5.37	33.95	92,556	1.23	1.26	(0.25)	15
1/1/18 to 12/31/18	5.49	(0.02)	0.03	0.01	—	(0.90)	(0.90)	(0.89)	4.60	(0.83)	45,779	1.23	1.60	(0.29)	11
4/1/17 to 12/31/17(6)	7.20	(0.01)	1.21	1.20	—	(2.91)	(2.91)	(1.71)	5.49	17.88	63,051	1.23	1.46	(0.09)	14
4/1/16 to 3/31/17	7.81	(0.02)	0.57	0.55	—	(1.16)	(1.16)	(0.61)	7.20	7.83	60,900	1.23	1.24	(0.27)	42
4/1/15 to 3/31/16	8.75	(0.03)	(0.11)	(0.14)	—	(0.80)	(0.80)	(0.94)	7.81	(2.13)	62,115	1.20	1.21	(0.39)	10
Class I
1/1/20 to 12/31/20	$ 8.12	(0.02)	2.93	2.91	—	(0.75)	(0.75)	2.16	$10.28	36.43%	$ 15,093	0.97%	1.09%	(0.23) %	13%
1/1/19 to 12/31/19	6.63	— (11)	2.26	2.26	—	(0.77)	(0.77)	1.49	8.12	34.41	15,720	0.97	1.12	0.01	15
1/1/18 to 12/31/18	7.53	— (11)	— (11)	—	—	(0.90)	(0.90)	(0.90)	6.63	(0.75)	19,234	0.97	1.10	(0.02)	11
4/1/17 to 12/31/17(6)	8.92	0.01	1.51	1.52	—	(2.91)	(2.91)	(1.39)	7.53	18.04	24,621	0.97	1.22	0.22	14
4/1/16 to 3/31/17	9.38	— (11)	0.70	0.70	—	(1.16)	(1.16)	(0.46)	8.92	8.14	92,638	0.97	1.26	(0.02)	42
4/1/15 to 3/31/16	10.32	(0.02)	(0.12)	(0.14)	—	(0.80)	(0.80)	(0.94)	9.38	(1.79)	110,562	0.97	1.24	(0.15)	10
Class R6*
1/1/20 to 12/31/20	$ 8.21	(0.01)	2.95	2.94	—	(0.75)	(0.75)	2.19	$10.40	36.39%	$ 348	0.90%	0.96%	(0.16) %	13%
1/1/19 to 12/31/19	6.69	0.01	2.28	2.29	—	(0.77)	(0.77)	1.52	8.21	34.57	165	0.90	0.98	0.08	15
1/1/18 to 12/31/18	7.59	— (11)	— (11)	—	—	(0.90)	(0.90)	(0.90)	6.69	(0.73)	110	0.90	0.95	0.03	11
4/1/17 to 12/31/17(6)	8.94	0.02	1.54	1.56	—	(2.91)	(2.91)	(1.35)	7.59	18.53	464	0.91	0.93	0.28	14
4/1/16 to 3/31/17	9.39	0.01	0.70	0.71	—	(1.16)	(1.16)	(0.45)	8.94	8.23	2,426	0.90	0.90	0.05	42
4/1/15 to 3/31/16	10.33	(0.01)	(0.13)	(0.14)	—	(0.80)	(0.80)	(0.94)	9.39	(1.80)	37,087	0.88	0.89	(0.06)	10

Silvant Small-Cap Growth Stock Fund
Class A
1/1/20 to 12/31/20	$ 6.89	(0.06)	2.71	2.65	—	(0.18)	(0.18)	2.47	$ 9.36	38.99%	$ 14,837	1.27%	1.59%	(0.85) %	29%
1/1/19 to 12/31/19	5.68	(0.05)	2.09	2.04	—	(0.83)	(0.83)	1.21	6.89	35.81	11,694	1.27	1.64	(0.76)	32
1/1/18 to 12/31/18	6.92	(0.06)	(0.36)	(0.42)	—	(0.82)	(0.82)	(1.24)	5.68	(6.69)	5,725	1.41 (10)	1.68	(0.88)	36
4/1/17 to 12/31/17(6)	7.28	(0.04)	0.80	0.76	—	(1.12)	(1.12)	(0.36)	6.92	10.73	6,840	1.42	1.64	(0.70)	24
4/1/16 to 3/31/17	7.13	(0.04)	1.38	1.34	—	(1.19)	(1.19)	0.15	7.28	19.30	7,008	1.41	1.43	(0.55)	56
4/1/15 to 3/31/16	13.23	(0.08)	(1.35)	(1.43)	—	(4.67)	(4.67)	(6.10)	7.13	(13.38)	6,856	1.37	1.37	(0.76)	73
Class I
1/1/20 to 12/31/20	$ 9.27	(0.07)	3.65	3.58	—	(0.18)	(0.18)	3.40	$12.67	39.01%	$ 23,312	1.15%	1.42%	(0.73) %	29%
1/1/19 to 12/31/19	7.42	(0.06)	2.74	2.68	—	(0.83)	(0.83)	1.85	9.27	36.04	18,219	1.15	1.48	(0.64)	32
1/1/18 to 12/31/18	8.78	(0.07)	(0.47)	(0.54)	—	(0.82)	(0.82)	(1.36)	7.42	(6.64)	14,513	1.29 (10)	1.53	(0.76)	36
4/1/17 to 12/31/17(6)	8.95	(0.04)	0.99	0.95	—	(1.12)	(1.12)	(0.17)	8.78	10.86	18,637	1.30	1.53	(0.58)	24
4/1/16 to 3/31/17	8.52	(0.04)	1.66	1.62	—	(1.19)	(1.19)	0.43	8.95	19.45	26,929	1.29	1.43	(0.44)	56
4/1/15 to 3/31/16	14.83	(0.10)	(1.54)	(1.64)	—	(4.67)	(4.67)	(6.31)	8.52	(13.36)	36,436	1.30	1.39	(0.74)	73
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
45

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Zevenbergen Innovative Growth Stock Fund
Class A
1/1/20 to 12/31/20	$28.48	(0.55)	34.47	33.92	—	—	—	33.92	$62.40	119.10%	$ 335,809	1.25%	1.33%	(1.18) %	33%
1/1/19 to 12/31/19	20.83	(0.32)	7.97	7.65	—	—	—	7.65	28.48	36.73	46,655	1.26 (20)	1.41	(1.20)	91
1/1/18 to 12/31/18	19.96	(0.33)	2.57	2.24	—	(1.37)	(1.37)	0.87	20.83	10.80	24,902	1.48 (8)(10)	1.47	(1.35)	103
4/1/17 to 12/31/17(6)	18.56	(0.21)	3.74	3.53	—	(2.13)	(2.13)	1.40	19.96	19.18	5,484	1.51	1.66	(1.40)	50
4/1/16 to 3/31/17	18.37	(0.26)	3.67	3.41	—	(3.22)	(3.22)	0.19	18.56	20.42	6,375	1.50	1.55	(1.39)	64
4/1/15 to 3/31/16	20.76	(0.29)	(0.57)	(0.86)	—	(1.53)	(1.53)	(2.39)	18.37	(4.96)	8,127	1.49	1.49	(1.38)	59
Class I
1/1/20 to 12/31/20	$30.35	(0.47)	36.79	36.32	—	—	—	36.32	$66.67	119.67%	$1,037,368	1.00%	1.07%	(0.93) %	33%
1/1/19 to 12/31/19	22.15	(0.26)	8.46	8.20	—	—	—	8.20	30.35	37.02	90,136	1.01 (20)	1.15	(0.94)	91
1/1/18 to 12/31/18	21.10	(0.30)	2.72	2.42	—	(1.37)	(1.37)	1.05	22.15	11.07	72,404	1.27 (8)(10)	1.23	(1.15)	103
4/1/17 to 12/31/17(6)	19.49	(0.19)	3.93	3.74	—	(2.13)	(2.13)	1.61	21.10	19.34	17,630	1.31	1.50	(1.19)	50
4/1/16 to 3/31/17	19.11	(0.23)	3.83	3.60	—	(3.22)	(3.22)	0.38	19.49	20.63	22,330	1.30	1.44	(1.18)	64
4/1/15 to 3/31/16	21.49	(0.26)	(0.59)	(0.85)	—	(1.53)	(1.53)	(2.38)	19.11	(4.74)	18,203	1.31	1.39	(1.20)	59
Class R6
10/20/20 (12) to 12/31/20	$58.00	(0.10)	8.77	8.67	—	—	—	8.67	$66.67	14.95%	$ 115	0.90%	1.03%	(0.83) %	33% (13)

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
46

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to December 31 during the period.
(7)	The share class is currently under its expense limitation.
(8)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	The ratio excludes expenses waived/reimbursed net of amount recaptured. If expenses waived/reimbursed net of amount recaptured were included, the ratio would have been higher than the ratio shown.
(10)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(11)	Amount is less than $0.005 per share.
(12)	Inception date.
(13)	Portfolio turnover is representative of the Fund for the entire period.
(14)	Net expense ratio includes extraordinary proxy expenses.
(15)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.45% (Class A), 1.24% (Class I) and 1.15% (Class R6).
(16)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s subadviser and associated repositioning.
(17)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.09%, 0.07%, and 0.07% of average net assets for the Class A, Class I and Class R6 (formerly IS), respectively.
(18)	From November 9 through November 13, 2018, the Fund’s Class R6 shares did not have any investors, though the net asset value continued to be calculated using another share class adjusted for class expenses.
(19)	Class R6 (formerly IS) commenced operations.
(20)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.25% (Class A) and 1.00% (Class I).
See Notes to Financial Statements
47

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 7 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares and Class I shares. Class C shares are offered by the Ceredex Large Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund and the Ceredex Small-Cap Value Equity Fund. Class R6 shares are offered by the Ceredex Large-Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund, the Ceredex Small-Cap Value Equity Fund, the SGA International Growth Fund, the Silvant Large-Cap Growth Stock Fund, and the Zevenbergen Innovative Growth Stock Fund.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On December 5, 2019, all Class C shares for the Silvant Large-Cap Growth Stock Fund and Silvant Small-Cap Growth Stock Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of December 31, 2020, was ten years. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
48

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
49

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled. Effective October 1, 2020, the Funds may resume loaning portfolio securities under the securities lending program.
At December 31, 2020, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Counterparty	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
SGA International Growth Fund	BNYM	$1,390	$1,390	$—
Silvant Small-Cap Growth Stock Fund	BNYM	380	380	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
50

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Ceredex Large-Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75
Ceredex Small-Cap Value Equity Fund	0.85
SGA International Growth Fund	0.85
Silvant Large-Cap Growth Stock Fund	0.70
Silvant Small-Cap Growth Stock Fund	0.85
Zevenbergen Innovative Growth Stock Fund	0.80
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
Ceredex Large-Cap Value Equity Fund	Ceredex (1)
Ceredex Mid-Cap Value Equity Fund	Ceredex (1)
Ceredex Small-Cap Value Equity Fund	Ceredex (1)
SGA International Growth Fund	SGA (2)
Silvant Large-Cap Growth Stock Fund	Silvant (3)
Silvant Small-Cap Growth Stock Fund	Silvant (3)
Zevenbergen Innovative Growth Stock Fund	Zevenbergen (4)
(1)	Ceredex Value Advisors LLC, an indirect, wholly-owned subsidiary of Virtus.
(2)	Sustainable Growth Advisers, LP, an indirect, majority-owned subsidiary of Virtus.
(3)	Silvant Capital Management LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	Zevenbergen Capital Investments LLC, a minority-owned affiliate of the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2021 (except as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

51

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Fund	Class A	Class C	Class I	Class R6
Ceredex Large-Cap Value Equity Fund	1.24%	1.72%	0.97%	0.72%
Ceredex Mid-Cap Value Equity Fund	1.38 ‡	1.79	1.08 ‡	0.79
Ceredex Small-Cap Value Equity Fund*	1.49 ‡	1.84	1.18	0.88
SGA International Growth Fund**	1.32	N/A	1.07	0.95
Silvant Large-Cap Growth Stock Fund	1.23	N/A	0.97	0.90
Silvant Small-Cap Growth Stock Fund	1.27	N/A	1.15	N/A
Zevenbergen Innovative Growth Stock Fund***	1.25	N/A	1.00	0.90
*	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares, Class C shares, and Class I shares, respectively: 1.55%, 1.90%, and 1.24%.
**	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares, Class I shares, and Class R6 shares, respectively: 1.39%, 1.14%, and 1.04%.
‡	Share class is currently below its expense cap.
***	Through April 30, 2022.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2021	2022	2023	Total
Ceredex Large-Cap Value Equity Fund
Class A	$ 60	$ 103	$ 75	$ 238
Class C	33	11	11	55
Class I	473	503	350	1,326
Class R6	366	441	492	1,299
Ceredex Mid-Cap Value Equity Fund
Class C	114	68	64	246
Class R6	335	485	599	1,419
Ceredex Small-Cap Value Equity Fund
Class C	36	17	9	62
Class I	—	—	2	2
Class R6	—	6	58	64
SGA International Growth Fund
Class A	5	7	12	24
Class I	3	37	62	102
Class R6	1	— (1)	1	2
Silvant Large-Cap Growth Stock Fund
Class A	236	77	40	353
Class I	32	27	18	77
Class R6	— (1)	— (1)	— (1)	— (1)
Silvant Small-Cap Growth Stock Fund
Class A	19	40	37	96
Class I	43	58	48	149
Zevenbergen Innovative Growth Stock Fund
Class A	6	72	124	202
Class I	22	180	323	525
Class R6	—	—	— (1)	— (1)

52

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
During the period ended December 31, 2020, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
Ceredex Large-Cap Value Equity Fund	$ 26	$ 26	$ 52
Ceredex Mid-Cap Value Equity Fund	— (1)	—	— (1)
Ceredex Small-Cap Value Equity Fund	— (1)	—	— (1)

(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2020, it retained net commissions of $198 for Class A shares and CDSC of $5 and $2 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2020, the Funds incurred administration fees totaling $5,111, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2020, the Funds incurred transfer agent fees totaling $2,291, which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended December 31, 2020, were as follows:
	Purchases	Sales
Ceredex Large-Cap Value Equity Fund	$2,033,032	$2,037,246
Ceredex Mid-Cap Value Equity Fund	5,288,547	5,569,778
Ceredex Small-Cap Value Equity Fund	304,101	370,465
SGA International Growth Fund	21,265	22,949
Silvant Large-Cap Growth Stock Fund	14,530	31,827
Silvant Small-Cap Growth Stock Fund	8,468	10,999
Zevenbergen Innovative Growth Stock Fund	902,455	208,486
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended December 31, 2020.
53

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 5. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	4,108	$ 46,998	3,072	$ 38,300	7,983	$ 81,172	9,555	$ 112,353
Reinvestment of distributions	840	9,511	924	12,649	743	7,634	1,459	18,481
Shares repurchased and cross class conversions	(6,090)	(70,384)	(8,895)	(110,970)	(14,070)	(147,987)	(9,329)	(111,560)
Net Increase / (Decrease)	(1,142)	$ (13,875)	(4,899)	$ (60,021)	(5,344)	$ (59,181)	1,685	$ 19,274
Class C
Shares sold and cross class conversions	159	$ 2,019	128	$ 1,615	297	$ 3,013	799	$ 9,255
Reinvestment of distributions	18	196	19	252	74	730	160	1,988
Shares repurchased and cross class conversions	(245)	(2,741)	(1,076)	(12,201)	(1,417)	(14,390)	(2,677)	(29,001)
Net Increase / (Decrease)	(68)	$ (526)	(929)	$ (10,334)	(1,046)	$ (10,647)	(1,718)	$ (17,758)
Class I
Shares sold and cross class conversions	9,103	$ 106,595	7,032	$ 91,024	48,455	$ 504,947	62,142	$ 749,099
Reinvestment of distributions	2,924	33,686	3,239	44,928	5,133	54,303	10,010	128,823
Shares repurchased and cross class conversions	(16,170)	(194,282)	(32,573)	(422,332)	(72,568)	(759,646)	(53,728)	(635,735)
Net Increase / (Decrease)	(4,143)	$ (54,001)	(22,302)	$ (286,380)	(18,980)	$ (200,396)	18,424	$ 242,187
Class R6
Shares sold and cross class conversions	18,412	$ 239,258	8,603	$ 114,089	21,959	$ 234,598	28,378	$ 347,267
Reinvestment of distributions	1,653	19,311	1,732	24,166	1,860	19,820	3,455	44,568
Shares repurchased and cross class conversions	(11,465)	(140,975)	(5,295)	(69,508)	(25,063)	(268,382)	(8,484)	(103,865)
Net Increase / (Decrease)	8,600	$ 117,594	5,040	$ 68,747	(1,244)	$ (13,964)	23,349	$ 287,970

	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	880	$ 6,026	1,431	$ 13,127	108	$ 1,057	216	$ 2,232
Reinvestment of distributions	89	675	412	3,889	137	1,224	317	3,138
Shares repurchased and cross class conversions	(2,619)	(19,783)	(2,480)	(23,418)	(189)	(1,825)	(1,956)	(22,142)
Net Increase / (Decrease)	(1,650)	$ (13,082)	(637)	$ (6,402)	56	$ 456	(1,423)	$ (16,772)
54

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	48	$ 344	27	$ 227	—	$ —	—	$ —
Reinvestment of distributions	6	36	34	280	—	—	—	—
Shares repurchased and cross class conversions	(423)	(2,933)	(1,347)	(10,785)	—	—	—	—
Net Increase / (Decrease)	(369)	$ (2,553)	(1,286)	$ (10,278)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	8,930	$ 70,968	6,622	$ 65,246	1,893	$ 19,586	2,293	$ 25,984
Reinvestment of distributions	616	5,008	2,506	24,798	703	6,461	1,677	16,935
Shares repurchased and cross class conversions	(22,368)	(185,612)	(16,019)	(159,007)	(2,169)	(20,972)	(6,711)	(74,705)
Net Increase / (Decrease)	(12,822)	$ (109,636)	(6,891)	$ (68,963)	427	$ 5,075	(2,741)	$ (31,786)
Class R6
Shares sold and cross class conversions	8,456	$ 69,852	1,691	$ 17,061	61	$ 648	— (1)	$ 1
Reinvestment of distributions	95	841	74	736	12	110	— (1)	— (2)
Shares repurchased and cross class conversions	(1,073)	(9,125)	(58)	580)	(1)	(4)	(—) (1)	(—) (2)
Net Increase / (Decrease)	7,478	$ 61,568	1,707	$ 17,217	72	$ 754	—	$ 1

	Silvant Large-Cap Growth Stock Fund				Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	308	$ 1,832	7,178	$ 36,377	113	$ 912	803	$ 5,317
Reinvestment of distributions	1,879	11,733	2,134	11,472	36	276	183	1,273
Shares repurchased and cross class conversions	(2,373)	(13,692)	(2,031)	(10,996)	(260)	(1,825)	(297)	(2,129)
Net Increase / (Decrease)	(186)	$ (127)	7,281	$ 36,853	(111)	$ (637)	689	$ 4,461
Class C
Shares sold and cross class conversions	—	$ —	325	$ 546	—	$ —	69	$ 137
Reinvestment of distributions	—	—	1,096	1,776	—	—	18	37
Shares repurchased and cross class conversions	—	—	(22,114)	(36,058)	—	—	(2,301)	(4,214)
Net Increase / (Decrease)	—	$ —	(20,693)	$ (33,736)	—	$ —	(2,214)	$ (4,040)
Class I
Shares sold and cross class conversions	93	$ 837	162	$ 1,242	448	$ 4,514	282	$ 2,596
Reinvestment of distributions	98	954	170	1,366	30	315	158	1,477
Shares repurchased and cross class conversions	(657)	(5,842)	(1,296)	(10,192)	(605)	(5,808)	(430)	(3,990)
Net Increase / (Decrease)	(466)	$ (4,051)	(964)	$ (7,584)	(127)	$ (979)	10	$ 83
55

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Silvant Large-Cap Growth Stock Fund				Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	13	$ 124	2	$ 18	—	$ —	—	$ —
Reinvestment of distributions	2	22	2	14	—	—	—	—
Shares repurchased and cross class conversions	(2)	(16)	(—) (1)	(3)	—	—	—	—
Net Increase / (Decrease)	13	$ 130	4	$ 29	—	$ —	—	$ —

	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	6,234	$ 271,684	1,974	$ 53,101
Shares repurchased and cross class conversions	(2,490)	(108,252)	(1,532)	(39,977)
Net Increase / (Decrease)	3,744	$ 163,432	442	$ 13,124
Class I
Shares sold and cross class conversions	19,603	$ 884,352	5,739	$ 160,109
Shares repurchased and cross class conversions	(7,012)	(324,894)	(6,038)	(166,769)
Net Increase / (Decrease)	12,591	$ 559,458	(299)	$ (6,660)
Class R6
Shares sold and cross class conversions	2	$ 100	—	$ —
Net Increase / (Decrease)	2	$ 100	—	$ —
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

Note 6. 10% Shareholders
As of December 31, 2020, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Ceredex Large-Cap Value Equity Fund	25%	2
Ceredex Mid-Cap Value Equity Fund	38	2
Ceredex Small-Cap Value Equity Fund	46	3
SGA International Growth Fund	29	2
Silvant Large-Cap Growth Stock Fund	55	1
Silvant Small-Cap Growth Stock Fund	49	2
Zevenbergen Innovative Growth Stock Fund	39	3
*	None of the accounts are affiliated.
56

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2020, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Ceredex Large-Cap Value Equity Fund	Industrials	25%
Ceredex Small-Cap Value Equity Fund	Financials	32
Silvant Large-Cap Growth Stock Fund	Information Technology	45
Silvant Small-Cap Growth Stock Fund	Health Care	31
Zevenbergen Innovative Growth Stock Fund	Information Technology	42
Zevenbergen Innovative Growth Stock Fund	Consumer Discretionary	26
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2020, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Ceredex Small-Cap Value Equity Fund	$ —(1)	$ 1,600	1.92%	1
SGA International Growth Fund	— (1)	519	2.06	12
Zevenbergen Innovative Growth Stock Fund	11	13,569	1.91	16
(1)	Amount is less than $500.
57

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ceredex Large-Cap Value Equity Fund	$ 1,032,428	$ 246,716	$ (9,228)	$ 237,488
Ceredex Mid-Cap Value Equity Fund	2,544,026	645,293	(31,752)	613,541
Ceredex Small-Cap Value Equity Fund	374,086	113,054	(8,812)	104,242
SGA International Growth Fund	36,388	13,893	(869)	13,024
Silvant Large-Cap Growth Stock Fund	49,885	76,658	(480)	76,178
Silvant Small-Cap Growth Stock Fund	19,324	18,852	(389)	18,463
Zevenbergen Innovative Growth Stock Fund	803,644	571,326	(8,920)	562,406
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
	Short-Term	Long-Term
Ceredex Mid-Cap Value Equity Fund	$218,669	$113,981
Ceredex Small-Cap Value Equity Fund	7,963	21,511
Zevenbergen Innovative Growth Stock Fund	11,108	—
For the period ended December 31, 2020, the following Fund utilized losses deferred in prior year against current year capital gains:
Fund
Zevenbergen Innovative Growth Stock Fund	$ 1,645
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2020, the following Funds recognized qualified late year losses as follows:
Capital Loss Recognized
Zevenbergen Innovative Growth Stock Fund	$ (339)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Ceredex Large-Cap Value Equity Fund	$ 38	$28,735
Ceredex Mid-Cap Value Equity Fund	1,731	—
Ceredex Small-Cap Value Equity Fund	1,541	—
SGA International Growth Fund	236	619
Silvant Large-Cap Growth Stock Fund	—	6,462
Silvant Small-Cap Growth Stock Fund	—	270
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
58

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Ceredex Large-Cap Value Equity Fund
12/31/20	$ 35,157	$ 32,603	$ 67,760
12/31/19	26,548	57,774	84,322
Ceredex Mid-Cap Value Equity Fund
12/31/20	70,150	16,429	86,579
12/31/19	83,751	120,791	204,542
Ceredex Small-Cap Value Equity Fund
12/31/20	2,502	4,145	6,647
12/31/19	8,564	21,473	30,037
SGA International Growth Fund
12/31/20	3,086	4,806	7,892
12/31/19	1,909	18,402	20,311
Silvant Large-Cap Growth Stock Fund
12/31/20	—	13,017	13,017
12/31/19	—	15,032	15,032
Silvant Small-Cap Growth Stock Fund
12/31/20	—	600	600
12/31/19	17	2,816	2,833
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. The reclassifications have no impact on the net assets or NAVs of the Funds. As of December 31, 2020, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Silvant Large-Cap Growth Stock Fund	$ (165)	$ 165
Silvant Small-Cap Growth Stock Fund	(227)	227
Zevenbergen Innovative Growth Stock Fund	(6,284)	6,284
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.
59

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex
Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant
Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund (seven of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 22, 2021
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
60

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2020
For the fiscal year ended December 31, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary dividends that qualify for a deduction of 20% of qualified REIT dividends allowed to individual shareholders, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of Qualified REIT dividends, QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	Qualified REIT Dividends	QDI	DRD	LTCG
Ceredex Large-Cap Value Equity Fund	1.86%	61.46%	58.17%	$34,652
Ceredex Mid-Cap Value Equity Fund	2.07	72.21	70.08	—
Ceredex Small-Cap Value Equity Fund	—	100.00	100.00	969
SGA International Growth Fund	—	11.93	—	1,520
Silvant Large-Cap Growth Stock Fund	—	—	—	16,063
Silvant Small-Cap Growth Stock Fund	—	—	—	471
For the fiscal year ended December 31, 2020, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
SGA International Growth Fund	$ 460	$ 72
61

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreements (the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Ceredex Value Advisors LLC (“Ceredex”) with respect to Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund; among the Trust, VFA and Silvant Capital Management LLC (“Silvant”) with respect to Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund; among the Trust, VFA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Fund; and among the Trust, VFA and Zevenbergen Capital Investments LLC (“Zevenbergen”) with respect to Virtus Zevenbergen Innovative Growth Stock Fund (each subadviser listed, a “Subadviser” and collectively, the “Subadvisers”). At virtual meetings held on November 3, 2020 and November 16-18, 2020 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of each Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and each of the Subadvisers; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VFA, the Subadvisers or their affiliates from VFA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and each Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadvisers, including (a) VFA’s ability to select and monitor subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems;
62

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
(d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VFA’s focus on each Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2020.
Virtus Ceredex Large-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 10-year period and outperformed its benchmark for the 1-, 3- and 5-year periods.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 10-year period and outperformed its benchmark for the 1-, 3- and 5-year periods.
Virtus Ceredex Small-Cap Value Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 5- and 10-year periods and outperformed its benchmark for the 3-year period.
63

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus SGA International Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that because the Fund’s Subadviser had only been managing the Fund since June of 2019, certain of the performance reviewed represented that of a prior subadviser.
Virtus Silvant Large-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 10-year periods and underperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Silvant Small-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 3-year periods and underperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee included advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Ceredex Small Cap Value Equity Fund and SGA International Growth Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Ceredex Large-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus Ceredex Small-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fifth quintile of the Expense Universe.
Virtus SGA International Growth Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Large-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Small-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
64

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Zevenbergen Innovative Growth Stock Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Ceredex Small Cap Value Equity Fund and SGA International Growth Fund.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund(s) managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadvisers also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VFA, there are no other direct benefits to the Subadvisers or VFA in providing investment advisory services to the Fund(s), other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Fund(s) could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
65

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.
66

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 93 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 93 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 93 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2021), North Florida Land Trust; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
67

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1989 103 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2005 93 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 93 Portfolios	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
68

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 93 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
69

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 102 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 93 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
70

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 93 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc. and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund; and Trustee (since 2018), PIMCO Flexible Municipal Income Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 93 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2006), Virtus Investment Trust (13 portfolios); Trustee (since 2014), Virtus Strategy Trust (12 portfolios); and Director (since 2011), Bancfirst Corporation.
Moyer, William R. YOB: 1944 Served Since: 2020 93 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
71

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
72

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President and Chief Compliance Officer, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
73

Virtus Asset Trust
(Unaudited)
Supplement dated February 1, 2021 to the
Summary Prospectuses and Statutory Prospectus each
dated April 28, 2020, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of certain funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.
SUMMARY PROSPECTUS CHANGES
Beginning on February 1, 2021, for the Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small- Cap Growth Stock Fund in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectuses, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.
In addition, for the same funds listed above, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.
STATUTORY PROSPECTUS CHANGES
The following disclosure changes will be effective February 1, 2021.
In the “What arrangement is best for you?” section under “Sales Charges”, the second sentence of the Class A Shares paragraph is replaced with the following:
If you purchase Class A Shares of other funds in this prospectus, you will pay a sales charge at the time of purchase equal to the following: for Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund and Virtus Seix Investment Grade Tax- Exempt Bond Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, and Virtus Seix Total Return Bond Fund 3.75% of the offering price (3.90% of the amount invested, and for the other funds, 5.50% of the offering price (5.82% of the amount invested).

In the “What arrangement is best for you?” section under “Sales Charges”, the second sentence of the Class C Shares paragraph is replaced with the following:
Class C Shares (Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund and Virtus Seix U.S. Mortgage Fund only). If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. Effective March 1, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after eight years, thus reducing future annual expenses. If an investor intends to purchase greater than $999,999 of Class C shares of the Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund and Virtus Seix U.S. Mortgage Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table titled “All Other Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None
In the “Compensation to Dealers” section, the table titled, “All Other Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None
In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622 ClassA& CSalesCharges (12/2020)

Virtus Ceredex Small-Cap Value Equity Fund and Virtus SGA International Growth Fund (the “funds”), each a series of Virtus Asset Trust
(Unaudited)
Supplement dated November 20, 2020, to the Summary Prospectuses and the Virtus Asset Trust Statutory Prospectus,
each dated April 28, 2020, each as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2020, the funds’ investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the funds’ expenses. These changes are described in more detail below.
Virtus Ceredex Small-Cap Value Equity Fund
Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.38%	0.35%	0.35%	0.20%
Total Annual Fund Operating Expenses	1.48%	2.20%	1.20%	1.05%
Less: Fee Waivers and/or Expense Reimbursements(b)	(0.00)%	(0.36)%	(0.02)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.48%	1.84%	1.18%	0.88%
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.84% for Class C Shares, 1.18 % for Class I Shares and 0.88% for Class R6 Shares through April 30, 2022. Following the contractual period, the fund’s investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the fund’s investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$718	$1,019	$1,341	$2,252
Class C	Sold	$287	$652	$1,143	$2,496
	Held	$187	$652	$1,143	$2,496
Class I	Sold or Held	$120	$381	$662	$1,463
Class R6	Sold or Held	$90	$317	$563	$1,267

Virtus SGA International Growth Fund
Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses	0.48%	0.47%	0.37%
Total Annual Fund Operating Expenses	1.58%	1.32%	1.22%
Less: Fee Waivers and/or Expense Reimbursements(a)	(0.26)%	(0.25)%	(0.27)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)	1.32%	1.07%	0.95%
(a) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.32% for Class A Shares, 1.07% for Class I Shares and 0.95% for Class R6 Shares through April 30, 2022. Following the contractual period, the fund’s investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the fund’s investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$702	$1,025	$1,371	$2,344
Class I	Sold or Held	$109	$398	$708	$1,589
Class R6	Sold or Held	$97	$363	$649	$1,464
All Funds
In the first table in the section “More Information About Fund Expenses” on page 100 of the statutory prospectus, the rows corresponding to the funds will be replaced with the following and a new footnote added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Ceredex Small-Cap Value Equity Fund*	1.49%	1.84%	1.18%	0.88%
SGA International Growth Fund*	1.32%	N/A	1.07%	0.95%
* Contractual through April 30, 2022.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/CeredexSCV-SGAInt’lGr NewExpCaps (11/20)

Virtus Zevenbergen Innovative Growth Stock Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated December 18, 2020 to the
Summary Prospectus and Statutory Prospectus each
dated October 19, 2020, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of the fund and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees.
SUMMARY PROSPECTUS CHANGES
Beginning on February 1, 2021, in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectuses, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.
In addition, for the Fund, the “Performance Information” section of the summary prospectus reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectus may be different than what is stated in the current prospectus.
STATUTORY PROSPECTUS CHANGES
The following disclosure changes will be effective February 1, 2021.
In the “What arrangement is best for you?” section under “Sales Charges”, the first sentence of the Class A Shares paragraph is replaced with the following:
Class A Shares. If you purchase Class A Shares of the fund, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested).
In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

In the “Compensation to Dealers” section, the table will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None
In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8657 ClassASalesCharges (12/2020)

THIS PAGE INTENTIONALLY BLANK.

VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
R. Keith Walton
Brian T. Zino
Advisory Board Member
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8635	02-21

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the beginning of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Thomas J. Brown, Donald C. Burke and Richard E. Segerson possessed the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” On January 14, 2020, the members of the audit committee changed and as a result the Registrant’s Board of Trustees reviewed the new membership to determine whether the members possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and determined that each of Thomas J. Brown, Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses such attributes. Each of Messrs. Brown, Burke, Segerson and Zino, and Ms. McDaniel, was an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR as of the end of the period covered by the report. Messrs. Brown and Segerson have since retired from the Board, so as of the date of this filing Messrs. Burke and Zino, and Ms. McDaniel, are those members of the audit committee who have been determined to qualify as audit committee financial experts.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $400,523 for 2020 and $425,494 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $26,808 for 2020 and $32,311 for 2019. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $77,751 for 2020 and $89,912 for 2019.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Asset Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $104,559 for 2020 and $122,223 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Asset Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/9/2021

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/9/2021

*	Print the name and title of each signing officer under his or her signature.